       As filed with Securities and Exchange Commission on April 25, 2011


                                                    Registration Nos. 333-103193
                                                                       811-03713

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

     Registration Statement Under The Securities Act Of 1933                 [ ]
          Pre-Effective Amendment No.                                        [ ]


          Post- Effective Amendment No. 11                                   [X]


          and
     Registration Statement Under the Investment Company Act of 1940


          Amendment No. 47                                                   [X]


                        (Check appropriate box or boxes)

                    New England Variable Life Separate Account
                           (Exact Name of Registrant)

                       New England Life Insurance Company
                               (Name of Depositor)

                501 Boylston Street, Boston, Massachusetts 02116
              (Address of Depositor's Principal Executive Offices)

                   Depositor's Telephone Number: 617-578-2000
                    (Name and Address of Agent for Service):

                             Marie C. Swift, Esquire
                           Vice President and Counsel
                       New England Life Insurance Company
                               501 Boylston Street
                           Boston, Massachusetts 02116


                                    Copy to:
                            Stephen E. Roth, Esquire
                            Mary E. Payne, Esquire
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


                                   ----------

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on May 1, 2011 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Flexible Premium Variable Life Insurance Policies.

================================================================================


This registration statement incorporates by reference the prospectuses and supplements dated May 1, 2010, May 1, 2009 and April 28, 2008 for the Zenith Flexible Life 2001 Policy, each as filed in Post-Effective Amendment No. 10 filed April 22, 2010, Post-Effective Amendment No. 9 filed April 23, 2009 and Post-effective Amendment No. 8 filed April 23, 2008, respectively, to the Registration Statement on Form N-6 (File No. 333-103193).

                                NEW ENGLAND LIFE
                                INSURANCE COMPANY

                            ZENITH FLEXIBLE LIFE 2001
                            ZENITH FLEXIBLE LIFE 2002
                                Flexible Premium
                        Variable Life Insurance Policies


                         Supplement Dated May 1, 2011 to

                        Prospectuses Dated April 28, 2008

     This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 28, 2008, as supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy, without charge, on request. These Policies are no longer available for sale.

     New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

     THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.

     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

     THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA") PROVIDES BACKGROUND INFORMATION ABOUT BROKER-DEALERS AND THEIR REGISTERED REPRESENTATIVES THROUGH FINRA BROKERCHECK. YOU MAY CONTACT THE FINRA BROKERCHECK HOTLINE AT 1-800-289-9999, OR LOG ON TO WWW.FINRA.ORG. AN INVESTOR BROCHURE THAT INCLUDES INFORMATION DESCRIBING FINRA BROKERCHECK IS AVAILABLE THROUGH THE HOTLINE OR ON-LINE.

                                   FEE TABLES

ANNUAL ELIGIBLE FUND OPERATING EXPENSES


     The next table describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2010, before any contractual fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the table that follows and in the prospectus for each Eligible Fund.



                                                                 MINIMUM    MAXIMUM
                                                                 -------    -------
Total Annual Eligible Fund Operating Expenses
  (expenses that are deducted from Eligible Fund assets,
  including management fees, distribution (12b-1) fees and
  other expenses).............................................    0.27%      1.07%



     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges, including the cost of insurance charge.

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-account investing in the MFS Research International Portfolio.

     CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. The following charges are deducted from the Eligible Fund assets:

     -- Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.


     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2010, before and after any applicable contractual fee waivers and expense reimbursements. Certain eligible Funds may impose a redemption fee in the future.


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                               DISTRIBUTION                              TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                ACQUIRED FUND    ANNUAL    WAIVER AND/OR     ANNUAL
                                  MANAGEMENT  SERVICE(12B-1)    OTHER      FEES AND    OPERATING      EXPENSE      OPERATING
                                      FEE          FEES       EXPENSES     EXPENSES     EXPENSES   REIMBURSEMENT    EXPENSES
                                  ----------  --------------  --------  -------------  ---------  ---------------  ---------
AMERICAN FUNDS INSURANCE
  SERIES(R) -- CLASS 2
American Funds Bond Fund........     0.37%         0.25%        0.01%          --        0.63%            --         0.63%
American Funds Global Small
  Capitalization Fund...........     0.71%         0.25%        0.04%          --        1.00%            --         1.00%
American Funds Growth Fund......     0.32%         0.25%        0.02%          --        0.59%            --         0.59%
American Funds Growth-Income
  Fund..........................     0.27%         0.25%        0.02%          --        0.54%            --         0.54%
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio.........     0.46%            --        0.10%          --        0.56%            --         0.56%
MET INVESTORS SERIES
  TRUST -- CLASS A
BlackRock Large Cap Core
  Portfolio.....................     0.59%            --        0.05%          --        0.64%            --         0.64%
Clarion Global Real Estate
  Portfolio.....................     0.62%            --        0.07%          --        0.69%            --         0.69%
Harris Oakmark International
  Portfolio.....................     0.78%            --        0.07%          --        0.85%         0.01%         0.84%(1)
Invesco Small Cap Growth
  Portfolio.....................     0.85%            --        0.04%          --        0.89%         0.02%         0.87%(2)
Janus Forty Portfolio...........     0.63%            --        0.04%          --        0.67%            --         0.67%
Lazard Mid Cap Portfolio........     0.69%            --        0.04%          --        0.73%            --         0.73%

                                               DISTRIBUTION                              TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                ACQUIRED FUND    ANNUAL    WAIVER AND/OR     ANNUAL
                                  MANAGEMENT  SERVICE(12B-1)    OTHER      FEES AND    OPERATING      EXPENSE      OPERATING
                                      FEE          FEES       EXPENSES     EXPENSES     EXPENSES   REIMBURSEMENT    EXPENSES
                                  ----------  --------------  --------  -------------  ---------  ---------------  ---------
Legg Mason ClearBridge
  Aggressive Growth Portfolio...     0.64%            --        0.04%          --        0.68%            --         0.68%
Lord Abbett Bond Debenture
  Portfolio.....................     0.50%            --        0.03%          --        0.53%            --         0.53%
MetLife Aggressive Strategy
  Portfolio.....................     0.09%            --        0.02%       0.74%        0.85%         0.01%         0.84%(3)
MFS(R) Research International
  Portfolio.....................     0.69%            --        0.09%          --        0.78%         0.03%         0.75%(4)
Morgan Stanley Mid Cap Growth
  Portfolio.....................     0.66%            --        0.14%          --        0.80%         0.02%         0.78%(5)
Oppenheimer Capital Appreciation
  Portfolio.....................     0.60%            --        0.06%          --        0.66%            --         0.66%
PIMCO Inflation Protected Bond
  Portfolio.....................     0.47%            --        0.04%          --        0.51%            --         0.51%
PIMCO Total Return Portfolio....     0.48%            --        0.03%          --        0.51%            --         0.51%
RCM Technology Portfolio........     0.88%            --        0.09%          --        0.97%            --         0.97%
SSgA Growth and Income ETF
  Portfolio.....................     0.31%            --        0.02%       0.28%        0.61%            --         0.61%
SSgA Growth ETF Portfolio.......     0.33%            --        0.03%       0.27%        0.63%            --         0.63%
T. Rowe Price Mid Cap Growth
  Portfolio.....................     0.75%            --        0.04%          --        0.79%            --         0.79%
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
Artio International Stock
  Portfolio.....................     0.82%            --        0.12%       0.02%        0.96%         0.05%         0.91%(6)
Barclays Capital Aggregate Bond
  Index Portfolio...............     0.25%            --        0.03%          --        0.28%         0.01%         0.27%(7)
BlackRock Aggressive Growth
  Portfolio.....................     0.73%            --        0.04%          --        0.77%            --         0.77%
BlackRock Bond Income
  Portfolio.....................     0.37%            --        0.03%          --        0.40%         0.03%         0.37%(8)
BlackRock Diversified
  Portfolio.....................     0.46%            --        0.04%          --        0.50%            --         0.50%
BlackRock Large Cap Value
  Portfolio.....................     0.63%            --        0.02%          --        0.65%         0.03%         0.62%(9)
BlackRock Legacy Large Cap
  Growth Portfolio..............     0.73%            --        0.04%          --        0.77%         0.02%         0.75%(10)
BlackRock Money Market
  Portfolio.....................     0.32%            --        0.02%          --        0.34%         0.01%         0.33%(11)
Davis Venture Value Portfolio...     0.70%            --        0.03%          --        0.73%         0.05%         0.68%(12)
FI Value Leaders Portfolio......     0.67%            --        0.06%          --        0.73%            --         0.73%
Jennison Growth Portfolio.......     0.62%            --        0.02%          --        0.64%         0.07%         0.57%(13)
Loomis Sayles Small Cap Core
  Portfolio.....................     0.90%            --        0.06%          --        0.96%         0.05%         0.91%(14)
Loomis Sayles Small Cap Growth
  Portfolio.....................     0.90%            --        0.17%          --        1.07%         0.05%         1.02%(15)
Met/Artisan Mid Cap Value
  Portfolio.....................     0.81%            --        0.03%          --        0.84%            --         0.84%
MetLife Conservative Allocation
  Portfolio.....................     0.10%            --        0.01%       0.55%        0.66%         0.01%         0.65%(16)
MetLife Conservative to Moderate
  Allocation Portfolio..........     0.08%            --        0.02%       0.61%        0.71%            --         0.71%
MetLife Mid Cap Stock Index
  Portfolio.....................     0.25%            --        0.06%       0.01%        0.32%            --         0.32%
MetLife Moderate Allocation
  Portfolio.....................     0.06%            --           --       0.66%        0.72%            --         0.72%
MetLife Moderate to Aggressive
  Allocation Portfolio..........     0.06%            --        0.01%       0.71%        0.78%            --         0.78%
MetLife Stock Index Portfolio...     0.25%            --        0.02%          --        0.27%         0.01%         0.26%(7)
MFS(R) Total Return Portfolio...     0.54%            --        0.04%          --        0.58%            --         0.58%
MFS(R) Value Portfolio..........     0.71%            --        0.02%          --        0.73%         0.11%         0.62%(17)
Morgan Stanley EAFE(R) Index
  Portfolio.....................     0.30%            --        0.11%       0.01%        0.42%            --         0.42%
Neuberger Berman Genesis
  Portfolio.....................     0.83%            --        0.06%          --        0.89%         0.02%         0.87%(18)
Neuberger Berman Mid Cap Value
  Portfolio.....................     0.65%            --        0.05%          --        0.70%            --         0.70%
Oppenheimer Global Equity
  Portfolio.....................     0.53%            --        0.08%          --        0.61%            --         0.61%
Russell 2000(R) Index
  Portfolio.....................     0.25%            --        0.07%       0.01%        0.33%            --         0.33%
T. Rowe Price Large Cap Growth
  Portfolio.....................     0.60%            --        0.04%          --        0.64%            --         0.64%

                                               DISTRIBUTION                              TOTAL    CONTRACTUAL FEE  NET TOTAL
                                                  AND/OR                ACQUIRED FUND    ANNUAL    WAIVER AND/OR     ANNUAL
                                  MANAGEMENT  SERVICE(12B-1)    OTHER      FEES AND    OPERATING      EXPENSE      OPERATING
                                      FEE          FEES       EXPENSES     EXPENSES     EXPENSES   REIMBURSEMENT    EXPENSES
                                  ----------  --------------  --------  -------------  ---------  ---------------  ---------
T. Rowe Price Small Cap Growth
  Portfolio.....................     0.50%            --        0.07%          --        0.57%            --         0.57%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio.....................     0.62%            --        0.05%          --        0.67%         0.04%         0.63%(19)
Western Asset Management U.S.
  Government Portfolio..........     0.47%            --        0.03%          --        0.50%         0.01%         0.49%(20)
Zenith Equity Portfolio.........        --            --        0.02%       0.65%        0.67%            --         0.67%



--------


(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.725% of the Portfolio's average daily net assets exceeding $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.83% of the Portfolio's average daily net assets from $250 million to $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 to April 30, 2012, to limit its fee and to reimburse expenses to the extent necessary to limit net operating expenses to 0.10%, excluding 12b-1 fees and acquired fund fees and expenses. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.55% of the Portfolio's average daily net assets exceeding $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% of the first $500 million of the Portfolio's average daily net assets plus 0.625% of such assets over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Trustees of the Portfolio.



(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.78% for the first $900 million of the Portfolio's average daily net assets, 0.75% for the next $100 million, 0.725% for the next $500 million and 0.70% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for the next $2.4 billion and 0.25% on amounts over $3.4 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.68% for the first $250 million of the Portfolio's average daily net assets, 0.625% for the next $500 million, 0.60% for the next $250 million and 0.55% on amounts over $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.705% for the amounts over $300 million but less than $1 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets, 0.70% for the next $450 million, 0.65% for the next $4 billion and 0.625% on amounts over $4.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $300 million of the Portfolio's average daily net assets, 0.60% for the next $200 million, 0.55% for the next $500 million, 0.50% for the next $1 billion and 0.47% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% on amounts over $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(15) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% on amounts over $100 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to waive fees or pay all expenses (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net operating expenses of the Portfolio's Class A shares to 0.10% of average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets, 0.60% for the next $250 million and 0.50% on amounts over $1.5 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



(20) Metlife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.50% for the amounts over $200 million but less than $500 million. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.



     Certain Portfolios that have "Acquired Fund Fees and Expenses" are "fund of funds." Each "fund of funds" Portfolio invests substantially all of its assets in other portfolios. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. See the Portfolio's prospectus for more information.



     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity(R) Variable Insurance Products and the American Funds Insurance Series(R) are not affiliated with NELICO.

                        THE COMPANY, THE VARIABLE ACCOUNT
                             AND THE ELIGIBLE FUNDS

THE ELIGIBLE FUNDS

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


AMERICAN FUNDS INSURANCE SERIES(R)      ADVISER: CAPITAL RESEARCH AND MANAGEMENT
COMPANY



ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------
American Funds Bond Fund         N/A                              As high a level of current
                                                                  income as is consistent with
                                                                  the preservation of capital.

American Funds Global Small      N/A                              Long-term growth of capital.
  Capitalization Fund

American Funds Growth Fund       N/A                              Growth of capital.

American Funds Growth-Income     N/A                              Long-term growth of capital
  Fund                                                            and income.






FIDELITY(R) VARIABLE INSURANCE PRODUCTS ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY



ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------
Equity-Income Portfolio          FMR Co., Inc.                    Reasonable income. The fund
                                                                  will also consider the
                                                                  potential for capital
                                                                  appreciation. The fund's goal
                                                                  is to achieve a yield which
                                                                  exceeds the composite yield on
                                                                  the securities comprising the
                                                                  Standard & Poor's 500(R) Index
                                                                  (S&P 500(R)).




MET INVESTORS SERIES TRUST                        ADVISER: METLIFE ADVISERS, LLC



ELIGIBLE FUND                             SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                             -----------                --------------------
BlackRock Large Cap Core        BlackRock Advisors, LLC         Long-term capital growth.
  Portfolio
Clarion Global Real Estate      ING Clarion Real Estate         Total return through
  Portfolio                     Securities LLC                  investment in real estate
                                                                securities, emphasizing both
                                                                capital appreciation and
                                                                current income.
Harris Oakmark International    Harris Associates L.P.          Long-term capital
  Portfolio                                                     appreciation.
Invesco Small Cap Growth        Invesco Advisers, Inc.          Long-term growth of capital.
  Portfolio
Janus Forty Portfolio           Janus Capital Management LLC    Capital appreciation.
Lazard Mid Cap Portfolio        Lazard Asset Management LLC     Long-term growth of capital.
Legg Mason ClearBridge          ClearBridge Advisors, LLC       Capital appreciation.
  Aggressive Growth Portfolio

ELIGIBLE FUND                             SUB-ADVISER                INVESTMENT OBJECTIVE
-------------                             -----------                --------------------
Lord Abbett Bond Debenture      Lord, Abbett & Co. LLC          High current income and the
  Portfolio                                                     opportunity for capital
                                                                appreciation to produce a high
                                                                total return.
MetLife Aggressive Strategy     N/A                             Growth of capital.
  Portfolio
MFS(R) Research International   Massachusetts Financial         Capital appreciation.
  Portfolio                     Services Company
Morgan Stanley Mid Cap Growth   Morgan Stanley Investment       Capital appreciation.
  Portfolio                     Management Inc.
Oppenheimer Capital             OppenheimerFunds, Inc.          Capital appreciation.
  Appreciation Portfolio
PIMCO Inflation Protected Bond  Pacific Investment Management   Maximum real return,
  Portfolio                     Company LLC                     consistent with preservation
                                                                of capital and prudent
                                                                investment management.
PIMCO Total Return Portfolio    Pacific Investment Management   Maximum total return,
                                Company LLC                     consistent with the
                                                                preservation of capital and
                                                                prudent investment management.
RCM Technology Portfolio        RCM Capital Management LLC      Capital appreciation; no
                                                                consideration is given to
                                                                income.
SSgA Growth and Income ETF      SSgA Funds Management, Inc.     Growth of capital and income.
  Portfolio
SSgA Growth ETF Portfolio       SSgA Funds Management, Inc.     Growth of capital.
T. Rowe Price Mid Cap Growth    T. Rowe Price Associates, Inc.  Long-term growth of capital.
  Portfolio



METROPOLITAN SERIES FUND, INC.                    ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------
Artio International Stock        Artio Global Management, LLC     Long-term growth of capital.
  Portfolio
Barclays Capital Aggregate       MetLife Investment Advisors      To equal the performance of
  Bond Index Portfolio           Company, LLC                     the Barclays Capital U.S.
                                                                  Aggregate Bond Index.
BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
  Portfolio
BlackRock Bond Income            BlackRock Advisors, LLC          A competitive total return
  Portfolio                                                       primarily from investing in
                                                                  fixed-income securities.
BlackRock Diversified            BlackRock Advisors, LLC          High total return while
  Portfolio                                                       attempting to limit investment
                                                                  risk and preserve capital.
BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
  Portfolio
BlackRock Legacy Large Cap       BlackRock Advisors, LLC          Long-term growth of capital.
  Growth Portfolio
BlackRock Money Market           BlackRock Advisors, LLC          A high level of current income
  Portfolio(1)                                                    consistent with preservation
                                                                  of capital.
Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(2)

ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------
FI Value Leaders Portfolio       Pyramis Global Advisors, LLC     Long-term growth of capital.
Jennison Growth Portfolio        Jennison Associates LLC          Long-term growth of capital.
Loomis Sayles Small Cap Core     Loomis, Sayles & Company, L.P.   Long-term capital growth from
  Portfolio                                                       investments in common stocks
                                                                  or other equity securities.
Loomis Sayles Small Cap Growth   Loomis, Sayles & Company, L.P.   Long-term capital growth.
  Portfolio
Met/Artisan Mid Cap Value        Artisan Partners Limited         Long-term capital growth.
  Portfolio                      Partnership
MetLife Conservative             N/A                              A high level of current
  Allocation Portfolio                                            income, with growth of capital
                                                                  as a secondary objective.
MetLife Conservative to          N/A                              A high total return in the
  Moderate Allocation                                             form of income and growth of
  Portfolio                                                       capital, with a greater
                                                                  emphasis on income.
MetLife Mid Cap Stock Index      MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Standard & Poor's MidCap
                                                                  400(R) Composite Stock Price
                                                                  Index.
MetLife Moderate Allocation      N/A                              A balance between a high level
  Portfolio                                                       of current income and growth
                                                                  of capital, with a greater
                                                                  emphasis on growth of capital.
MetLife Moderate to Aggressive   N/A                              Growth of capital.
  Allocation Portfolio
MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of
                                 Company, LLC                     the Standard & Poor's 500(R)
                                                                  Composite Stock Price Index.
MFS(R) Total Return Portfolio    Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.
MFS(R) Value Portfolio           Massachusetts Financial          Capital appreciation.
                                 Services Company
Morgan Stanley EAFE(R) Index     MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the MSCI EAFE(R) Index.
Neuberger Berman Genesis         Neuberger Berman Management      High total return, consisting
  Portfolio                      LLC                              principally of capital
                                                                  appreciation.
Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
  Portfolio                      LLC
Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
  Portfolio
Russell 2000(R) Index            MetLife Investment Advisors      To equal the performance of
  Portfolio                      Company, LLC                     the Russell 2000(R) Index.
T. Rowe Price Large Cap Growth   T. Rowe Price Associates, Inc.   Long-term growth of capital
  Portfolio                                                       and, secondarily, dividend
                                                                  income.
T. Rowe Price Small Cap Growth   T. Rowe Price Associates, Inc.   Long-term capital growth.
  Portfolio

ELIGIBLE FUND                              SUB-ADVISER                 INVESTMENT OBJECTIVE
-------------                              -----------                 --------------------
Western Asset Management         Western Asset Management         To maximize total return
  Strategic Bond Opportunities   Company                          consistent with preservation
  Portfolio                                                       of capital.
Western Asset Management U.S.    Western Asset Management         To maximize total return
  Government Portfolio           Company                          consistent with preservation
                                                                  of capital and maintenance of
                                                                  liquidity.
Zenith Equity Portfolio(3)       N/A                              Long-term capital
                                                                  appreciation.



--------

(1) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

(2) Davis Selected Advisers, LP. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.




(3) The Zenith Equity Portfolio is a fund of funds that invests equally in three
    Portfolios: the Fl Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.




     FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-388-4000.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

      RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

The Designated Office for various Policy transactions is as follows:


Premium Payments           New England Financial
                           P.O. Box 371499
                           Pittsburgh, PA 15250-7499


Payment Inquiries and      New England Financial/MetLife
Correspondence             P.O. Box 323
                           Warwick, RI 02887-0323


Beneficiary and Ownership  New England Financial/MetLife
Changes                    P.O. Box 541
                           Warwick, RI 02887-0541


Surrenders, Loans,         New England Financial/MetLife
Withdrawals and Sub-       P.O. Box 543
Account Transfers          Warwick, RI 02887-0543


Death Claims               New England Financial/MetLife
                           P.O. Box 353
                           Warwick, RI 02887-0353


Sub-Account Transfers by   (800) 200-2214
Telephone


All Other Telephone        (800) 388-4000
Transactions and
Inquiries




     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

                                 DEATH BENEFITS

     THE FOLLOWING REPLACES THE CORRESPONDING SECTION OF THE ZENITH FLEXIBLE LIFE 2001 PROSPECTUS ONLY.

INCREASE IN FACE AMOUNT

     The Policy provides that, after the first Policy year, you may increase the face amount. Currently, we administer requests for increases in face amount by issuing a new policy with a face amount equal to the requested increase in face amount (an "Increase Policy"). Since we no longer issue the Policy, we will satisfy your request for a face increase by issuing to you a variable life insurance policy that we are offering at the time of your request. The terms and conditions that will apply to the variable life insurance policy issued as an Increase Policy will be described in the policy's prospectus. The minimum required face amount for an Increase Policy is $25,000, and you may reduce the face amount of the Increase Policy to below $25,000. If we issue you an Increase Policy, you will have the right to examine the policy and may return it to us as provided in the Increase Policy's prospectus. For policies issued in New York, a face increase or Increase Policy is not available during the grace period.



                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if your Policy is issued on a substandard or guaranteed issue basis there is additional uncertainty. Moreover, if you elect the Acceleration of Death Benefit Rider, the tax qualification consequences associated with continuing the

Policy after a distribution is made under the rider are unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL--DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in section 101 of the Code.

     In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

     The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.

     If a Policy becomes a Modified Endowment Contract, distributions will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans that are outstanding after the first ten Policy years are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.




     Under previous law, the estate tax applicable exclusion gradually rose to $3.5 million per person in 2009 and was repealed in 2010 with a modified carryover basis for heirs. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the 2010 Act) has reinstated the estate and generation-skipping taxes through the end of 2012 with lower top rates and larger exemptions. The 2010 Act raises the applicable exclusion amount to $5,000,000. The top tax rate is set at 35%. A special irrevocable election was provided for estates of decedents who died in 2010. These estates may generally choose between the reinstated estate tax and the carryover basis rules which were in effect in 2010.



     It is not known if Congress will make the temporary changes of the 2010 Act permanent, enact permanent repeal of the estate and GST tax or otherwise modify the estate tax or GST tax rules for years after 2012.



     The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


     OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's Attained Age 100.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

     Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                              FINANCIAL STATEMENTS

     Financial statements for New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, NY 10036, telephoning 1-800-200-2214, or visiting our website at www.nef.com. NELICO's financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. The financial statements of Metropolitan Life Insurance Company should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement described in the Statement of Additional Information.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
New England Variable Life Separate Account and Board of Directors of
New England Life Insurance Company

We have audited the accompanying statements of assets and liabilities of New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2 as of December 31, 2010, the related statements of operations and changes in net assets for the respective stated periods in the three years then ended, and the financial highlights in Note 7 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2010, the results of their operations and changes in their net assets for the respective stated periods in the three years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 31, 2011

This page is intentionally left blank.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

                                      MSF MSF BLACKROCK MSF BLACKROCK      MSF MFS
                            ZENITH EQUITY   BOND INCOME  MONEY MARKET TOTAL RETURN
                              SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                            ------------- ------------- ------------- ------------
ASSETS:
  Investments at fair value $ 456,036,076 $ 100,278,221  $ 74,890,848 $ 91,853,872
  Accrued dividends                    --            --           160           --
                            ------------- ------------- ------------- ------------
       Total Assets           456,036,076   100,278,221    74,891,008   91,853,872
                            ------------- ------------- ------------- ------------
LIABILITIES:
  Due to New England Life
     Insurance Company             11,912        45,985        54,671       13,102
                            ------------- ------------- ------------- ------------
       Total Liabilities           11,912        45,985        54,671       13,102
                            ------------- ------------- ------------- ------------
NET ASSETS                  $ 456,024,164 $ 100,232,236  $ 74,836,337 $ 91,840,770
                            ============= ============= ============= ============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                            MSF MET/ARTISAN        MSF FI MSF LOOMIS SAYLES     MSF DAVIS
                              MID CAP VALUE VALUE LEADERS    SMALL CAP CORE VENTURE VALUE
                                SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT   SUB-ACCOUNT
                            --------------- ------------- ----------------- -------------
ASSETS:
  Investments at fair value    $ 98,221,522  $ 48,782,614     $ 133,516,711 $ 251,622,353
  Accrued dividends                      --            --                --            --
                            --------------- ------------- ----------------- -------------
       Total Assets              98,221,522    48,782,614       133,516,711   251,622,353
                            --------------- ------------- ----------------- -------------
LIABILITIES:
  Due to New England Life
     Insurance Company               26,420        32,671            26,512        39,718
                            --------------- ------------- ----------------- -------------
       Total Liabilities             26,420        32,671            26,512        39,718
                            --------------- ------------- ----------------- -------------
NET ASSETS                     $ 98,195,102  $ 48,749,943     $ 133,490,199 $ 251,582,635
                            =============== ============= ================= =============

The accompanying notes are an integral part of these financial statements.

                                   MSF WESTERN ASSET
             MSF MSF WESTERN ASSET        MANAGEMENT
BLACKROCK LEGACY        MANAGEMENT    STRATEGIC BOND MSF JENNISON  MSF RUSSELL           MSF ARTIO
LARGE CAP GROWTH   U.S. GOVERNMENT     OPPORTUNITIES       GROWTH   2000 INDEX INTERNATIONAL STOCK
     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT         SUB-ACCOUNT
---------------- ----------------- ----------------- ------------ ------------ -------------------
   $ 170,554,229       $ 9,129,805      $ 17,021,022  $ 6,087,397 $ 21,360,080        $ 28,937,710
              --                --                --           --           --                  --
---------------- ----------------- ----------------- ------------ ------------ -------------------
     170,554,229         9,129,805        17,021,022    6,087,397   21,360,080          28,937,710
---------------- ----------------- ----------------- ------------ ------------ -------------------
          18,610            15,717            18,790        3,061       25,411               9,075
---------------- ----------------- ----------------- ------------ ------------ -------------------
          18,610            15,717            18,790        3,061       25,411               9,075
---------------- ----------------- ----------------- ------------ ------------ -------------------
   $ 170,535,619       $ 9,114,088      $ 17,002,232  $ 6,084,336 $ 21,334,669        $ 28,928,635
================ ================= ================= ============ ============ ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                            MSF NEUBERGER   MSF METLIFE MSF BARCLAYS CAPITAL MSF MORGAN STANLEY
                            BERMAN GENESIS   STOCK INDEX AGGREGATE BOND INDEX         EAFE INDEX
                              SUB-ACCOUNT   SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                            -------------- ------------- -------------------- ------------------
ASSETS:
  Investments at fair value   $ 37,235,138 $ 143,585,083        $ 141,124,346       $ 14,493,754
  Accrued dividends               --            --                   --                 --
                            -------------- ------------- -------------------- ------------------
       Total Assets             37,235,138   143,585,083          141,124,346         14,493,754
                            -------------- ------------- -------------------- ------------------
LIABILITIES:
Due to New England Life
   Insurance Company                12,617        29,751               98,283             24,120
                            -------------- ------------- -------------------- ------------------
       Total Liabilities            12,617        29,751               98,283             24,120
                            -------------- ------------- -------------------- ------------------
               NET ASSETS     $ 37,222,521 $ 143,555,332        $ 141,026,063       $ 14,469,634
                            ============== ============= ==================== ==================

The accompanying notes are an integral part of these financial statements.

                                                                   MSF
        MSF METLIFE MSF LOOMIS SAYLES   MSF BLACKROCK NEUBERGER BERMAN               MSF T. ROWE PRICE
MID CAP STOCK INDEX  SMALL CAP GROWTH LARGE CAP VALUE    MID CAP VALUE MSF MFS VALUE  LARGE CAP GROWTH
        SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT       SUB-ACCOUNT
------------------- ----------------- --------------- ---------------- ------------- -----------------
       $ 19,565,495       $ 5,933,129    $ 10,597,909     $ 32,193,237  $ 12,913,140       $ 8,627,493
                 --                --              --               --            --                --
------------------- ----------------- --------------- ---------------- ------------- -----------------
         19,565,495         5,933,129      10,597,909       32,193,237    12,913,140         8,627,493
------------------- ----------------- --------------- ---------------- ------------- -----------------
             16,341            12,663          15,656            8,668        15,055            10,156
------------------- ----------------- --------------- ---------------- ------------- -----------------
             16,341            12,663          15,656            8,668        15,055            10,156
------------------- ----------------- --------------- ---------------- ------------- -----------------
       $ 19,549,154       $ 5,920,466    $ 10,582,253     $ 32,184,569  $ 12,898,085       $ 8,617,337
=================== ================= =============== ================ ============= =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                             MSF T. ROWE PRICE  MSF OPPENHEIMER         MSF BLACKROCK          MSF BLACKROCK
                             SMALL CAP GROWTH     GLOBAL EQUITY     AGGRESSIVE GROWTH            DIVERSIFIED
                                  SUB-ACCOUNT       SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
                            ------------------ ---------------- ----------------------- ---------------------
ASSETS:
  Investments at fair value $   5,980,020      $   8,178,325    $           3,171,445   $          3,018,866
  Accrued dividends                     --                 --                        --                    --
                            ------------------ ---------------- ----------------------- ---------------------
       Total Assets             5,980,020          8,178,325                3,171,445              3,018,866
                            ------------------ ---------------- ----------------------- ---------------------
LIABILITIES:
  Due to New England Life
     Insurance Company             14,651               7,211                   12,088                  3,947
                            ------------------ ---------------- ----------------------- ---------------------
       Total Liabilities           14,651               7,211                   12,088                  3,947
                            ------------------ ---------------- ----------------------- ---------------------
NET ASSETS                  $   5,965,369      $   8,171,114    $           3,159,357   $          3,014,919
                            ================== ================ ======================= =====================

The accompanying notes are an integral part of these financial statements.

 MSF METLIFE         MSF METLIFE                               MSF METLIFE
CONSERVATIVE     CONSERVATIVE TO         MSF METLIFE           MODERATE TO           MSF METLIFE AMERICAN FUNDS
  ALLOCATION MODERATE ALLOCATION MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION         GROWTH
 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT    SUB-ACCOUNT
------------ ------------------- ------------------- --------------------- --------------------- --------------
 $ 7,478,907         $ 9,910,368        $ 41,420,591          $ 52,377,706           $ 7,630,783  $ 170,756,363
          --                  --                  --                    --                    --             --
------------ ------------------- ------------------- --------------------- --------------------- --------------
   7,478,907           9,910,368          41,420,591            52,377,706             7,630,783    170,756,363
------------ ------------------- ------------------- --------------------- --------------------- --------------
      15,020               5,055              27,614                21,633                12,215         63,853
------------ ------------------- ------------------- --------------------- --------------------- --------------
      15,020               5,055              27,614                21,633                12,215         63,853
------------ ------------------- ------------------- --------------------- --------------------- --------------
 $ 7,463,887         $ 9,905,313        $ 41,392,977          $ 52,356,073           $ 7,618,568  $ 170,692,510
============ =================== =================== ===================== ===================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                                           AMERICAN FUNDS
                            AMERICAN FUNDS   GLOBAL SMALL AMERICAN FUNDS  FIDELITY VIP
                             GROWTH-INCOME CAPITALIZATION           BOND EQUITY-INCOME
                               SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                            -------------- -------------- -------------- -------------
ASSETS:
  Investments at fair value  $ 102,076,566   $ 66,987,200   $ 12,321,763  $ 96,963,590
  Accrued dividends                     --             --             --            --
                            -------------- -------------- -------------- -------------
       Total Assets            102,076,566     66,987,200     12,321,763    96,963,590
                            -------------- -------------- -------------- -------------
LIABILITIES:
  Due to New England Life
     Insurance Company              31,851         23,712         10,859         9,590
                            -------------- -------------- -------------- -------------
       Total Liabilities            31,851         23,712         10,859         9,590
                            -------------- -------------- -------------- -------------
NET ASSETS                   $ 102,044,715   $ 66,963,488   $ 12,310,904  $ 96,954,000
                            ============== ============== ============== =============

The accompanying notes are an integral part of these financial statements.

                                                                                    MIST
MIST T. ROWE PRICE    MIST PIMCO    MIST RCM MIST LAZARD     MIST INVESCO HARRIS OAKMARK
    MID CAP GROWTH  TOTAL RETURN  TECHNOLOGY     MID CAP SMALL CAP GROWTH  INTERNATIONAL
       SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT
------------------ ------------- ----------- ----------- ---------------- --------------
      $ 26,264,917 $ 133,552,832 $ 9,312,312 $ 6,299,959      $ 3,411,334   $ 47,836,565
                --            --          --          --               --             --
------------------ ------------- ----------- ----------- ---------------- --------------
        26,264,917   133,552,832   9,312,312   6,299,959        3,411,334     47,836,565
------------------ ------------- ----------- ----------- ---------------- --------------
            19,084        74,661       8,806      14,962           11,714         18,751
------------------ ------------- ----------- ----------- ---------------- --------------
            19,084        74,661       8,806      14,962           11,714         18,751
------------------ ------------- ----------- ----------- ---------------- --------------
      $ 26,245,833 $ 133,478,171 $ 9,303,506 $ 6,284,997      $ 3,399,620   $ 47,817,814
================== ============= =========== =========== ================ ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2010

                              MIST LEGG MASON           MIST      MIST MFS
                                  CLEARBRIDGE CLARION GLOBAL      RESEARCH MIST LORD ABBETT
                            AGGRESSIVE GROWTH    REAL ESTATE INTERNATIONAL   BOND DEBENTURE
                                  SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT      SUB-ACCOUNT
                            ----------------- -------------- ------------- ----------------
ASSETS:
  Investments at fair value       $ 3,236,283   $ 18,374,602 $ 108,126,651     $ 35,725,253
  Accrued dividends                        --             --            --               --
                            ----------------- -------------- ------------- ----------------
       Total Assets                 3,236,283     18,374,602   108,126,651       35,725,253
                            ----------------- -------------- ------------- ----------------
LIABILITIES:
  Due to New England Life
     Insurance Company                  4,784         12,621        80,360           17,822
                            ----------------- -------------- ------------- ----------------
       Total Liabilities                4,784         12,621        80,360           17,822
                            ----------------- -------------- ------------- ----------------
NET ASSETS                        $ 3,231,499   $ 18,361,981 $ 108,046,291     $ 35,707,431
                            ================= ============== ============= ================

The accompanying notes are an integral part of these financial statements.

                                   MIST SSGA            MIST
    MIST OPPENHEIMER   MIST SSGA  GROWTH AND PIMCO INFLATION MIST LEGG MASON MIST BLACKROCK
CAPITAL APPRECIATION  GROWTH ETF  INCOME ETF  PROTECTED BOND    VALUE EQUITY LARGE CAP CORE
         SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
-------------------- ----------- ----------- --------------- --------------- --------------
         $ 1,031,108 $ 2,891,358 $ 5,857,060    $ 13,642,694     $ 8,472,730    $ 2,750,722
                  --          --          --              --              --             --
-------------------- ----------- ----------- --------------- --------------- --------------
           1,031,108   2,891,358   5,857,060      13,642,694       8,472,730      2,750,722
-------------------- ----------- ----------- --------------- --------------- --------------
               1,985       8,870      14,907          15,203          13,538         12,918
-------------------- ----------- ----------- --------------- --------------- --------------
               1,985       8,870      14,907          15,203          13,538         12,918
-------------------- ----------- ----------- --------------- --------------- --------------
         $ 1,029,123 $ 2,882,488 $ 5,842,153    $ 13,627,491     $ 8,459,192    $ 2,737,804
==================== =========== =========== =============== =============== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2010

                                                   MIST
                                    MIST MORGAN STANLEY
                             JANUS FORTY MID CAP GROWTH
                             SUB-ACCOUNT    SUB-ACCOUNT
                            ------------ --------------
ASSETS:
  Investments at fair value $ 14,610,681   $ 20,629,784
  Accrued dividends                   --             --
                            ------------ --------------
       Total Assets           14,610,681     20,629,784
                            ------------ --------------
LIABILITIES:
  Due to New England Life
     Insurance Company            19,843         14,295
                            ------------ --------------
       Total Liabilities          19,843         14,295
                            ------------ --------------
NET ASSETS                  $ 14,590,838   $ 20,615,489
                            ============ ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                         MSF ZENITH EQUITY
                                                                               SUB-ACCOUNT
                                                         ------------------------------------------------------
                                                                 2010                 2009              2008
                                                         --------------- -------------------- -----------------
INVESTMENT INCOME:
      Dividends                                           $ 6,795,677         $ 22,503,833      $ 14,811,979
                                                         --------------- -------------------- -----------------
EXPENSES:
      Mortality and expense risk charges                    2,552,011            2,299,879         3,237,441
                                                         --------------- -------------------- -----------------
        Total expenses                                      2,552,011            2,299,879         3,237,441
                                                         --------------- -------------------- -----------------
           Net investment income (loss)                     4,243,666           20,203,954        11,574,538
                                                         --------------- -------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
      Realized gain distributions                                  --           55,665,388         3,786,789
      Realized gains (losses) on sale of investments      (11,706,089)         (19,006,022)       (6,273,958)
                                                         --------------- -------------------- -----------------
        Net realized gains (losses)                       (11,706,089)          36,659,366        (2,487,169)
                                                         --------------- -------------------- -----------------
      Change in unrealized gains (losses) on investments   62,607,149           47,389,321      (262,186,796)
                                                         --------------- -------------------- -----------------
      Net realized and change in unrealized
        gains (losses) on investments                      50,901,060           84,048,687      (264,673,965)
                                                         --------------- -------------------- -----------------
      Net increase (decrease) in net assets resulting
        from operations                                  $ 55,144,726        $ 104,252,641    $ (253,099,427)
                                                         =============== ==================== =================

(a)  For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                MSF BLACKROCK BOND INCOME
                                                                              SUB-ACCOUNT
                                                        ------------------------------------------------
                                                               2010           2009               2008
                                                        -------------- -------------- ------------------
INVESTMENT INCOME:
     Dividends                                          $ 4,045,817    $ 7,542,694        $ 6,224,551
                                                        -------------- -------------- ------------------
EXPENSES:
     Mortality and expense risk charges                     498,931        510,231            587,147
                                                        -------------- -------------- ------------------
        Total expenses                                      498,931        510,231            587,147
                                                        -------------- -------------- ------------------
           Net investment income (loss)                   3,546,886      7,032,463          5,637,404
                                                        -------------- -------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --                 --
     Realized gains (losses) on sale of investments         (69,776)    (1,205,666)          (625,702)
                                                        -------------- -------------- ------------------
        Net realized gains (losses)                         (69,776)    (1,205,666)          (625,702)
                                                        -------------- -------------- ------------------
     Change in unrealized gains (losses) on investments   4,256,456      3,263,289         (9,757,626)
                                                        -------------- -------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                     4,186,680      2,057,623        (10,383,328)
                                                        -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 7,733,566    $ 9,090,086       $ (4,745,924)
                                                        ============== ============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   MSF BLACKROCK MONEY MARKET                          MSF MFS TOTAL RETURN
                  SUB-ACCOUNT                                   SUB-ACCOUNT
--------------------------------------- -------------------------------------------------------
      2010           2009          2008        2010                    2009             2008
------------- ----------- ------------- -------------- ----------------------- ----------------
   $ 8,330    $ 1,138,265   $ 7,536,207 $ 2,799,334             $ 3,951,876      $ 4,079,839
------------- ----------- ------------- -------------- ----------------------- ----------------
   356,628        435,131       458,574     473,902                 463,191          591,083
------------- ----------- ------------- -------------- ----------------------- ----------------
   356,628        435,131       458,574     473,902                 463,191          591,083
------------- ----------- ------------- -------------- ----------------------- ----------------
  (348,298)       703,134     7,077,633   2,325,432               3,488,685        3,488,756
------------- ----------- ------------- -------------- ----------------------- ----------------
        --             --            --          --                      --        8,781,212
        --             --            --  (1,139,944)             (2,858,231)      (1,507,092)
------------- ----------- ------------- -------------- ----------------------- ----------------
        --             --            --  (1,139,944)             (2,858,231)       7,274,120
------------- ----------- ------------- -------------- ----------------------- ----------------
        --             --            --   7,092,134              14,314,270      (38,572,100)
------------- ----------- ------------- -------------- ----------------------- ----------------
        --             --            --   5,952,190              11,456,039      (31,297,980)
------------- ----------- ------------- -------------- ----------------------- ----------------
$ (348,298)     $ 703,134   $ 7,077,633 $ 8,277,622            $ 14,944,724    $ (27,809,224)
============= =========== ============= ============== ======================= ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                              MSF MET/ARTISAN MID CAP VALUE
                                                                                SUB-ACCOUNT
                                                        --------------------------------------------------
                                                                2010            2009               2008
                                                        --------------- --------------- ------------------
INVESTMENT INCOME:
     Dividends                                             $ 710,346       $ 930,322          $ 467,429
                                                        --------------- --------------- ------------------
EXPENSES:
     Mortality and expense risk charges                      428,721         381,019            587,563
                                                        --------------- --------------- ------------------
        Total expenses                                       428,721         381,019            587,563
                                                        --------------- --------------- ------------------
           Net investment income (loss)                      281,625         549,303           (120,134)
                                                        --------------- --------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --              --         14,403,496
     Realized gains (losses) on sale of investments       (3,323,213)     (7,396,163)        (5,180,014)
                                                        --------------- --------------- ------------------
        Net realized gains (losses)                       (3,323,213)     (7,396,163)         9,223,482
                                                        --------------- --------------- ------------------
     Change in unrealized gains (losses) on investments   15,822,425      35,315,264        (76,356,229)
                                                        --------------- --------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                     12,499,212      27,919,101        (67,132,747)
                                                        --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 12,780,837    $ 28,468,404      $ (67,252,881)
                                                        =============== =============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MSF FI VALUE LEADERS                        MSF LOOMIS SAYLES SMALL CAP CORE
                        SUB-ACCOUNT                                             SUB-ACCOUNT
------------------------------------------------------- --------------------------------------------------
       2010                    2009             2008            2010            2009               2008
-------------- ----------------------- ---------------- --------------- --------------- ------------------
  $ 740,218             $ 1,218,006      $ 1,214,533       $ 113,756       $ 300,451               $ --
-------------- ----------------------- ---------------- --------------- --------------- ------------------
    281,695                 257,267          381,700         643,056         564,777            786,517
-------------- ----------------------- ---------------- --------------- --------------- ------------------
    281,695                 257,267          381,700         643,056         564,777            786,517
-------------- ----------------------- ---------------- --------------- --------------- ------------------
    458,523                 960,739          832,833        (529,300)       (264,326)          (786,517)
-------------- ----------------------- ---------------- --------------- --------------- ------------------
         --                      --        6,598,245              --              --         23,287,469
 (1,192,807)             (3,285,387)      (1,302,118)       (548,615)     (4,689,587)        (1,388,773)
-------------- ----------------------- ---------------- --------------- --------------- ------------------
 (1,192,807)             (3,285,387)       5,296,127        (548,615)     (4,689,587)        21,898,696
-------------- ----------------------- ---------------- --------------- --------------- ------------------
  6,825,881              10,535,765      (35,496,979)     30,293,051      32,615,704        (81,893,826)
-------------- ----------------------- ---------------- --------------- --------------- ------------------
  5,633,074               7,250,378      (30,200,852)     29,744,436      27,926,117        (59,995,130)
-------------- ----------------------- ---------------- --------------- --------------- ------------------
$ 6,091,597             $ 8,211,117    $ (29,368,019)   $ 29,215,136    $ 27,661,791      $ (60,781,647)
============== ======================= ================ =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     MSF DAVIS VENTURE VALUE
                                                                                 SUB-ACCOUNT
                                                        ---------------------------------------------------------
                                                                2010                    2009              2008
                                                        ------------ -------------------------- -----------------
INVESTMENT INCOME:
     Dividends                                           $ 2,476,755             $ 3,514,953       $ 4,307,292
                                                        ------------ -------------------------- -----------------
EXPENSES:
     Mortality and expense risk charges                    1,186,002               1,095,531         1,608,658
                                                        ------------ -------------------------- -----------------
        Total expenses                                     1,186,002               1,095,531         1,608,658
                                                        ------------ -------------------------- -----------------
           Net investment income (loss)                    1,290,753               2,419,422         2,698,634
                                                        ------------ -------------------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --                      --         1,792,988
     Realized gains (losses) on sale of investments        2,938,920              (2,763,909)        5,754,987
                                                        ------------ -------------------------- -----------------
        Net realized gains (losses)                        2,938,920              (2,763,909)        7,547,975
                                                        ------------ -------------------------- -----------------
     Change in unrealized gains (losses) on investments   21,989,223              62,159,517      (156,121,836)
                                                        ------------ -------------------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments                     24,928,143              59,395,608      (148,573,861)
                                                        ------------ -------------------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 26,218,896            $ 61,815,030    $ (145,875,227)
                                                        ============ ========================== =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

        MSF BLACKROCK LEGACY LARGE CAP GROWTH    MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                  SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------------ -----------------------------------------------
        2010            2009             2008         2010        2009                   2008
--------------- --------------- ---------------- --------- -------------- ----------------------
   $ 360,003       $ 935,287        $ 844,216    $ 248,515   $ 382,946              $ 360,258
--------------- --------------- ---------------- --------- -------------- ----------------------
     892,266         794,822        1,087,618       32,178      29,527                 25,561
--------------- --------------- ---------------- --------- -------------- ----------------------
     892,266         794,822        1,087,618       32,178      29,527                 25,561
--------------- --------------- ---------------- --------- -------------- ----------------------
    (532,263)        140,465         (243,402)     216,337     353,419                334,697
--------------- --------------- ---------------- --------- -------------- ----------------------
          --              --               --       26,199          --                     --
   2,728,328      (1,172,590)       3,170,643       16,155     (58,466)               (32,547)
--------------- --------------- ---------------- --------- -------------- ----------------------
   2,728,328      (1,172,590)       3,170,643       42,354     (58,466)               (32,547)
--------------- --------------- ---------------- --------- -------------- ----------------------
  25,719,182      44,308,123      (81,836,157)     226,024      42,855               (355,525)
--------------- --------------- ---------------- --------- -------------- ----------------------
  28,447,510      43,135,533      (78,665,514)     268,378     (15,611)              (388,072)
--------------- --------------- ---------------- --------- -------------- ----------------------
$ 27,915,247    $ 43,275,998    $ (78,908,916)   $ 484,715   $ 337,808              $ (53,375)
=============== =============== ================ ========= ============== ======================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                              MSF WESTERN ASSET
                                                        MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                                    SUB-ACCOUNT
                                                        --------------------------------------------------------
                                                               2010                        2009          2008
                                                        ----------- ------------------------------ -------------
INVESTMENT INCOME:
     Dividends                                            $ 987,827                 $ 868,942      $   578,046
                                                        ----------- ------------------------------ -------------
EXPENSES:
     Mortality and expense risk charges                      53,421                      41,539         50,350
                                                        ----------- ------------------------------ -------------
        Total expenses                                       53,421                      41,539         50,350
                                                        ----------- ------------------------------  -------------
           Net investment income (loss)                     934,406                     827,403       527,696
                                                        ----------- ------------------------------ -------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --                     383,518         85,286
     Realized gains (losses) on sale of investments         135,339                    (320,032)      (207,252)
                                                        ----------- ------------------------------ -------------
        Net realized gains (losses)                         135,339                      63,486       (121,966)
                                                        ----------- ------------------------------ -------------
     Change in unrealized gains (losses) on investments     797,644                   2,695,652     (2,667,283)
                                                        ----------- ------------------------------ -------------
     Net realized and change in unrealized
        gains (losses) on investments                       932,983                   2,759,138     (2,789,249)
                                                        ----------- ------------------------------ -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,867,389               $ 3,586,541      $(2,261,553)
                                                        =========== ============================== =============

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          MSF JENNISON GROWTH                                   MSF RUSSELL 2000 INDEX
                  SUB-ACCOUNT                                              SUB-ACCOUNT
------------------------------------------------ --------------------------------------------------------
     2010                2009            2008           2010                      2009            2008
--------- ---------------------- --------------- -------------- ------------------------- ---------------
 $ 32,825             $ 9,003       $ 162,179      $ 215,892                 $ 348,774       $ 290,859
--------- ---------------------- --------------- -------------- ------------------------- ---------------
   22,501              19,598          26,039         76,238                    68,827          95,752
--------- ---------------------- --------------- -------------- ------------------------- ---------------
   22,501              19,598          26,039         76,238                    68,827          95,752
--------- ---------------------- --------------- -------------- ------------------------- ---------------
   10,324             (10,595)        136,140        139,654                   279,947         195,107
--------- ---------------------- --------------- -------------- ------------------------- ---------------
       --                  --         559,259             --                   474,926       1,141,061
    5,992            (329,827)        (51,557)      (423,882)               (1,287,636)       (902,672)
--------- ---------------------- --------------- -------------- ------------------------- ---------------
    5,992            (329,827)        507,702       (423,882)                 (812,710)        238,389
--------- ---------------------- --------------- -------------- ------------------------- ---------------
  592,561           1,985,020      (3,403,826)     4,984,934                 4,554,390      (9,392,380)
--------- ---------------------- --------------- -------------- ------------------------- ---------------
  598,553           1,655,193      (2,896,124)     4,561,052                 3,741,680      (9,153,991)
--------- ---------------------- --------------- -------------- ------------------------- ---------------
$ 608,877         $ 1,644,598    $ (2,759,984)   $ 4,700,706               $ 4,021,627    $ (8,958,884)
========= ====================== =============== ============== ========================= ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                            MSF ARTIO INTERNATIONAL STOCK
                                                                              SUB-ACCOUNT
                                                        ------------------------------------------------
                                                               2010           2009               2008
                                                        -------------- -------------- ------------------
INVESTMENT INCOME:
     Dividends                                            $ 447,609      $ 194,503        $ 1,235,182
                                                        -------------- -------------- ------------------
EXPENSES:
     Mortality and expense risk charges                     126,650        124,492            184,739
                                                        -------------- -------------- ------------------
        Total expenses                                      126,650        124,492            184,739
                                                        -------------- -------------- ------------------
           Net investment income (loss)                     320,959         70,011          1,050,443
                                                        -------------- -------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --          4,758,995
     Realized gains (losses) on sale of investments        (546,205)      (916,141)           274,067
                                                        -------------- -------------- ------------------
        Net realized gains (losses)                        (546,205)      (916,141)         5,033,062
                                                        -------------- -------------- ------------------
     Change in unrealized gains (losses) on investments   2,020,906      6,441,300        (27,502,021)
                                                        -------------- -------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,474,701      5,525,159        (22,468,959)
                                                        -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,795,660    $ 5,595,170      $ (21,418,516)
                                                        ============== ============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     MSF NEUBERGER BERMAN GENESIS                                MSF METLIFE STOCK INDEX
                      SUB-ACCOUNT                                            SUB-ACCOUNT
------------------------------------------------ -----------------------------------------------------------
       2010           2009               2008            2010                       2009             2008
-------------- -------------- ------------------ --------------- -------------------------- ----------------
  $ 174,247      $ 357,958          $ 274,980     $ 2,411,839                $ 3,542,365      $ 3,545,673
-------------- -------------- ------------------ --------------- -------------------------- ----------------
    134,177        129,889            216,757         729,066                    685,777          989,797
-------------- -------------- ------------------ --------------- -------------------------- ----------------
    134,177        129,889            216,757         729,066                    685,777          989,797
-------------- -------------- ------------------ --------------- -------------------------- ----------------
     40,070        228,069             58,223       1,682,773                  2,856,588        2,555,876
-------------- -------------- ------------------ --------------- -------------------------- ----------------
         --             --          4,989,492              --                  2,648,340        7,604,535
 (2,429,709)    (3,770,828)        (3,159,440)     (1,570,930)                (5,627,390)        (987,098)
-------------- -------------- ------------------ --------------- -------------------------- ----------------
 (2,429,709)    (3,770,828)         1,830,052      (1,570,930)                (2,979,050)       6,617,437
-------------- -------------- ------------------ --------------- -------------------------- ----------------
  9,008,497      7,372,568        (24,366,834)     18,028,469                 30,593,036      (87,948,781)
-------------- -------------- ------------------ --------------- -------------------------- ----------------
  6,578,788      3,601,740        (22,536,782)     16,457,539                 27,613,986      (81,331,344)
-------------- -------------- ------------------ --------------- -------------------------- ----------------
$ 6,618,858    $ 3,829,809      $ (22,478,559)   $ 18,140,312               $ 30,470,574    $ (78,775,468)
============== ============== ================== =============== ========================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                        MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                                      SUB-ACCOUNT
                                                        ---------------------------------------------------
                                                               2010        2009                        2008
                                                        ----------- -------------- ------------------------
INVESTMENT INCOME:
     Dividends                                          $ 4,709,654 $ 1,749,445                 $ 1,328,949
                                                        ----------- -------------- ------------------------
EXPENSES:
     Mortality and expense risk charges                      89,536      87,216                      97,620
                                                        ----------- -------------- ------------------------
        Total expenses                                       89,536      87,216                      97,620
                                                        ----------- -------------- ------------------------
           Net investment income (loss)                   4,620,118   1,662,229                   1,231,329
                                                        ----------- -------------- ------------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --          --                          --
     Realized gains (losses) on sale of investments          95,948      83,650                     105,937
                                                        ----------- -------------- ------------------------
        Net realized gains (losses)                          95,948      83,650                     105,937
                                                        ----------- -------------- ------------------------
     Change in unrealized gains (losses) on investments   1,052,344    (411,186)                    259,517
                                                        ----------- -------------- ------------------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,148,292    (327,536)                    365,454
                                                        ----------- -------------- ------------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 5,768,410 $ 1,334,693                 $ 1,596,783
                                                        =========== ============== ========================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MSF MORGAN STANLEY EAFE INDEX                  MSF METLIFE MID CAP STOCK INDEX
             SUB-ACCOUNT                                      SUB-ACCOUNT
---------------------------------------------- -----------------------------------------------
     2010           2009               2008           2010           2009              2008
------------ -------------- ------------------ -------------- -------------- -----------------
$ 399,692      $ 585,842          $ 556,471      $ 171,500      $ 254,880         $ 237,507
------------ -------------- ------------------ -------------- -------------- -----------------
   47,942         47,199             65,961         59,304         49,730            60,565
------------ -------------- ------------------ -------------- -------------- -----------------
   47,942         47,199             65,961         59,304         49,730            60,565
------------ -------------- ------------------ -------------- -------------- -----------------
  351,750        538,643            490,510        112,196        205,150           176,942
------------ -------------- ------------------ -------------- -------------- -----------------
       --         95,113            768,845         21,618        560,736         1,565,275
 (479,365)    (1,050,194)           (87,879)      (147,012)      (683,205)         (262,769)
------------ -------------- ------------------ -------------- -------------- -----------------
 (479,365)      (955,081)           680,966       (125,394)      (122,469)        1,302,506
------------ -------------- ------------------ -------------- -------------- -----------------
1,109,125      3,934,370        (10,933,450)     4,093,522      4,498,855        (8,292,595)
------------ -------------- ------------------ -------------- -------------- -----------------
  629,760      2,979,289        (10,252,484)     3,968,128      4,376,386        (6,990,089)
------------ -------------- ------------------ -------------- -------------- -----------------
$ 981,510    $ 3,517,932       $ (9,761,974)   $ 4,080,324    $ 4,581,536      $ (6,813,147)
============ ============== ================== ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                             MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                                    SUB-ACCOUNT
                                                        -----------------------------------------------------
                                                        2010                  2009                    2008
                                                        -------------- -------------- -----------------------
INVESTMENT INCOME:
     Dividends                                                 $ --           $ --                    $ --
                                                        -------------- -------------- -----------------------
EXPENSES:
     Mortality and expense risk charges                      15,967         11,201                  17,260
                                                        -------------- -------------- -----------------------
        Total expenses                                       15,967         11,201                  17,260
                                                        -------------- -------------- -----------------------
           Net investment income (loss)                     (15,967)       (11,201)                (17,260)
                                                        -------------- -------------- -----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --             --                 565,702
     Realized gains (losses) on sale of investments        (216,913)      (351,981)               (391,858)
                                                        -------------- -------------- -----------------------
        Net realized gains (losses)                        (216,913)      (351,981)                173,844
                                                        -------------- -------------- -----------------------
     Change in unrealized gains (losses) on investments   1,654,372      1,403,954              (2,800,793)
                                                        -------------- -------------- -----------------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,437,459      1,051,973              (2,626,949)
                                                        -------------- -------------- -----------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,421,492    $ 1,040,772            $ (2,644,209)
                                                        ============== ============== =======================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MSF BLACKROCK LARGE CAP VALUE               MSF NEUBERGER BERMAN MID CAP VALUE
                    SUB-ACCOUNT                                      SUB-ACCOUNT
--------------------------------------------- -------------------------------------------------
     2010           2009              2008           2010           2009                2008
------------ -------------- ----------------- -------------- -------------- -------------------
$ 105,338      $ 146,234          $ 89,531      $ 244,990      $ 359,740           $ 275,511
------------ -------------- ----------------- -------------- -------------- -------------------
   33,601         30,784            35,813        114,539         91,321             137,772
------------ -------------- ----------------- -------------- -------------- -------------------
   33,601         30,784            35,813        114,539         91,321             137,772
------------ -------------- ----------------- -------------- -------------- -------------------
   71,737        115,450            53,718        130,451        268,419             137,739
------------ -------------- ----------------- -------------- -------------- -------------------
       --             --           173,636             --          7,159             395,700
 (273,799)      (861,988)         (316,157)      (387,790)    (1,879,319)           (674,625)
------------ -------------- ----------------- -------------- -------------- -------------------
 (273,799)      (861,988)         (142,521)      (387,790)    (1,872,160)           (278,925)
------------ -------------- ----------------- -------------- -------------- -------------------
1,055,852      1,899,580        (4,506,164)     7,017,163     10,630,614         (18,036,491)
------------ -------------- ----------------- -------------- -------------- -------------------
  782,053      1,037,592        (4,648,685)     6,629,373      8,758,454         (18,315,416)
------------ -------------- ----------------- -------------- -------------- -------------------
$ 853,790    $ 1,153,042      $ (4,594,967)   $ 6,759,824    $ 9,026,873       $ (18,177,677)
============ ============== ================= ============== ============== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                       MSF MFS VALUE
                                                                         SUB-ACCOUNT
                                                        -----------------------------------------------
                                                               2010             2009            2008
                                                        -------------- ---------------- ---------------
INVESTMENT INCOME:
     Dividends                                            $ 173,537             $ --       $ 199,973
                                                        -------------- ---------------- ---------------
EXPENSES:
     Mortality and expense risk charges                      34,173           28,944          34,250
                                                        -------------- ---------------- ---------------
        Total expenses                                       34,173           28,944          34,250
                                                        -------------- ---------------- ---------------
           Net investment income (loss)                     139,364          (28,944)        165,723
                                                        -------------- ---------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --               --       2,240,549
     Realized gains (losses) on sale of investments        (102,141)        (358,257)     (2,858,619)
                                                        -------------- ---------------- ---------------
        Net realized gains (losses)                        (102,141)        (358,257)       (618,070)
                                                        -------------- ---------------- ---------------
     Change in unrealized gains (losses) on investments   1,215,156        2,390,394      (3,668,833)
                                                        -------------- ---------------- ---------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,113,015        2,032,137      (4,286,903)
                                                        -------------- ---------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,252,379      $ 2,003,193    $ (4,121,180)
                                                        ============== ================ ===============

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF T. ROWE PRICE LARGE CAP GROWTH               MSF T. ROWE PRICE SMALL CAP GROWTH
                       SUB-ACCOUNT                                      SUB-ACCOUNT
------------------------------------------------ ------------------------------------------------
       2010           2009               2008           2010           2009               2008
-------------- -------------- ------------------ -------------- -------------- ------------------
   $ 19,003       $ 38,646           $ 40,324           $ --       $ 11,161               $ --
-------------- -------------- ------------------ -------------- -------------- ------------------
     28,400         24,262             30,245         17,022         12,713             17,563
-------------- -------------- ------------------ -------------- -------------- ------------------
     28,400         24,262             30,245         17,022         12,713             17,563
-------------- -------------- ------------------ -------------- -------------- ------------------
     (9,397)        14,384             10,079        (17,022)        (1,552)           (17,563)
-------------- -------------- ------------------ -------------- -------------- ------------------
         --             --            385,603             --         87,694            740,694
    (20,266)      (486,706)          (183,295)         8,250       (308,359)          (456,269)
-------------- -------------- ------------------ -------------- -------------- ------------------
    (20,266)      (486,706)           202,308          8,250       (220,665)           284,425
-------------- -------------- ------------------ -------------- -------------- ------------------
  1,204,373      2,672,522         (3,914,385)     1,402,367      1,385,648         (2,161,556)
-------------- -------------- ------------------ -------------- -------------- ------------------
  1,184,107      2,185,816         (3,712,077)     1,410,617      1,164,983         (1,877,131)
-------------- -------------- ------------------ -------------- -------------- ------------------
$ 1,174,710    $ 2,200,200       $ (3,701,998)   $ 1,393,595    $ 1,163,431       $ (1,894,694)
============== ============== ================== ============== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                         MSF OPPENHEIMER GLOBAL EQUITY
                                                                           SUB-ACCOUNT
                                                        --------------------------------------------
                                                               2010        2009              2008
                                                        ----------- -------------- -----------------
INVESTMENT INCOME:
     Dividends                                            $ 105,245   $ 128,078         $ 138,008
                                                        ----------- -------------- -----------------
EXPENSES:
     Mortality and expense risk charges                      24,140      16,888            21,781
                                                        ----------- -------------- -----------------
        Total expenses                                       24,140      16,888            21,781
                                                        ----------- -------------- -----------------
           Net investment income (loss)                      81,105     111,190           116,227
                                                        ----------- -------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --          --           238,499
     Realized gains (losses) on sale of investments          25,730    (614,945)         (335,695)
                                                        ----------- -------------- -----------------
        Net realized gains (losses)                          25,730    (614,945)          (97,196)
                                                        ----------- -------------- -----------------
     Change in unrealized gains (losses) on investments   1,041,540   2,262,131        (3,021,442)
                                                        ----------- -------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments                     1,067,270   1,647,186        (3,118,638)
                                                        ----------- -------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 1,148,375 $ 1,758,376      $ (3,002,411)
                                                        =========== ============== =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF BLACKROCK AGGRESSIVE GROWTH                            MSF BLACKROCK DIVERSIFIED
                    SUB-ACCOUNT                                          SUB-ACCOUNT
--------------------------------------------- -------------------------------------------------------
     2010           2009              2008         2010                         2009          2008
------------ -------------- ----------------- ------------ ---------------------------- -------------
  $ 2,123        $ 4,109              $ --     $ 55,512                    $ 148,753      $ 91,130
------------ -------------- ----------------- ------------ ---------------------------- -------------
   12,544          8,294             9,077        8,270                        6,981         8,576
------------ -------------- ----------------- ------------ ---------------------------- -------------
   12,544          8,294             9,077        8,270                        6,981         8,576
------------ -------------- ----------------- ------------ ---------------------------- -------------
  (10,421)        (4,185)           (9,077)      47,242                      141,772        82,554
------------ -------------- ----------------- ------------ ---------------------------- -------------
       --             --                --           --                           --        35,473
    9,754       (136,473)         (124,422)     (20,418)                    (162,929)      (91,536)
------------ -------------- ----------------- ------------ ---------------------------- -------------
    9,754       (136,473)         (124,422)     (20,418)                    (162,929)      (56,063)
------------ -------------- ----------------- ------------ ---------------------------- -------------
  403,875        992,740        (1,277,160)     243,365                      500,258      (959,063)
------------ -------------- ----------------- ------------ ---------------------------- -------------
  413,629        856,267        (1,401,582)     222,947                      337,329    (1,015,126)
------------ -------------- ----------------- ------------ ---------------------------- -------------
$ 403,208      $ 852,082      $ (1,410,659)   $ 270,189                    $ 479,101    $ (932,572)
============ ============== ================= ============ ============================ =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                        MSF METLIFE CONSERVATIVE ALLOCATION
                                                                                SUB-ACCOUNT
                                                        -----------------------------------------------
                                                             2010        2009                   2008
                                                        --------- -------------- ----------------------
INVESTMENT INCOME:
     Dividends                                          $ 202,218   $ 140,649               $ 35,432
                                                        --------- -------------- ----------------------
EXPENSES:
     Mortality and expense risk charges                    22,025      15,017                 11,357
                                                        --------- -------------- ----------------------
        Total expenses                                     22,025      15,017                 11,357
                                                        --------- -------------- ----------------------
           Net investment income (loss)                   180,193     125,632                 24,075
                                                        --------- -------------- ----------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --      26,470                 25,431
     Realized gains (losses) on sale of investments        93,076    (100,275)               (44,955)
                                                        --------- -------------- ----------------------
        Net realized gains (losses)                        93,076     (73,805)               (19,524)
                                                        --------- -------------- ----------------------
     Change in unrealized gains (losses) on investments   243,952     733,354               (511,558)
                                                        --------- -------------- ----------------------
     Net realized and change in unrealized
        gains (losses) on investments                     337,028     659,549               (531,082)
                                                        --------- -------------- ----------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 517,221   $ 785,181             $ (507,007)
                                                        ========= ============== ======================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION    MSF METLIFE MODERATE ALLOCATION
                                    SUB-ACCOUNT                        SUB-ACCOUNT
-------------------------------------------------- ---------------------------------------------
     2010        2009                      2008           2010        2009               2008
--------- -------------- ------------------------- ----------- -------------- ------------------
$ 268,992   $ 154,299                  $ 43,814      $ 984,632   $ 908,370          $ 277,332
--------- -------------- ------------------------- ----------- -------------- ------------------
   20,414      13,995                     9,248         99,247      77,501             72,750
--------- -------------- ------------------------- ----------- -------------- ------------------
   20,414      13,995                     9,248         99,247      77,501             72,750
--------- -------------- ------------------------- ----------- -------------- ------------------
  248,578     140,304                    34,566        885,385     830,869            204,582
--------- -------------- ------------------------- ----------- -------------- ------------------
       --      32,221                    37,687             --     437,363            337,622
  110,460    (207,158)                  (76,283)        13,570  (1,105,983)          (506,792)
--------- -------------- ------------------------- ----------- -------------- ------------------
  110,460    (174,937)                  (38,596)        13,570    (668,620)          (169,170)
--------- -------------- ------------------------- ----------- -------------- ------------------
  578,350   1,108,260                  (880,887)     3,656,464   6,762,521         (9,079,190)
--------- -------------- ------------------------- ----------- -------------- ------------------
  688,810     933,323                  (919,483)     3,670,034   6,093,901         (9,248,360)
--------- -------------- ------------------------- ----------- -------------- ------------------
$ 937,388 $ 1,073,627                $ (884,917)   $ 4,555,419 $ 6,924,770       $ (9,043,778)
========= ============== ========================= =========== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                        MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                          SUB-ACCOUNT
                                                        ------------------------------------------------
                                                               2010            2009              2008
                                                        -------------- --------------- -----------------
INVESTMENT INCOME:
     Dividends                                          $ 1,179,479     $ 1,160,829         $ 353,956
                                                        -------------- --------------- -----------------
EXPENSES:
     Mortality and expense risk charges                     132,289         114,336           116,324
                                                        -------------- --------------- -----------------
        Total expenses                                      132,289         114,336           116,324
                                                        -------------- --------------- -----------------
           Net investment income (loss)                   1,047,190       1,046,493           237,632
                                                        -------------- --------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --         568,569           655,750
     Realized gains (losses) on sale of investments        (463,575)     (2,273,610)       (1,301,360)
                                                        -------------- --------------- -----------------
        Net realized gains (losses)                        (463,575)     (1,705,041)         (645,610)
                                                        -------------- --------------- -----------------
     Change in unrealized gains (losses) on investments   6,368,871      11,742,977       (18,090,727)
                                                        -------------- --------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments                     5,905,296      10,037,936       (18,736,337)
                                                        -------------- --------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 6,952,486    $ 11,084,429     $ (18,498,705)
                                                        ============== =============== =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE AGGRESSIVE ALLOCATION                               AMERICAN FUNDS GROWTH
               SUB-ACCOUNT                                                SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------------------
       2010           2009              2008            2010                     2009              2008
-------------- -------------- ----------------- --------------- ------------------------ -----------------
   $ 85,026      $ 131,764          $ 48,840     $ 1,128,381                $ 918,218       $ 1,556,556
-------------- -------------- ----------------- --------------- ------------------------ -----------------
     22,222         17,188            21,390         559,977                  511,448           744,417
-------------- -------------- ----------------- --------------- ------------------------ -----------------
     22,222         17,188            21,390         559,977                  511,448           744,417
-------------- -------------- ----------------- --------------- ------------------------ -----------------
     62,804        114,576            27,450         568,404                  406,770           812,139
-------------- -------------- ----------------- --------------- ------------------------ -----------------
         --          9,558           178,696              --                       --        21,792,018
   (160,497)      (473,411)         (375,221)     (1,414,861)              (6,120,064)          458,009
-------------- -------------- ----------------- --------------- ------------------------ -----------------
   (160,497)      (463,853)         (196,525)     (1,414,861)              (6,120,064)       22,250,027
-------------- -------------- ----------------- --------------- ------------------------ -----------------
  1,133,468      1,916,286        (2,999,497)     28,046,729               52,353,013      (125,330,285)
-------------- -------------- ----------------- --------------- ------------------------ -----------------
    972,971      1,452,433        (3,196,022)     26,631,868               46,232,949      (103,080,258)
-------------- -------------- ----------------- --------------- ------------------------ -----------------
$ 1,035,775    $ 1,567,009      $ (3,168,572)   $ 27,200,272             $ 46,639,719    $ (102,268,119)
============== ============== ================= =============== ======================== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                               AMERICAN FUNDS GROWTH-INCOME
                                                                                SUB-ACCOUNT
                                                        --------------------------------------------------
                                                                2010            2009               2008
                                                        --------------- --------------- ------------------
INVESTMENT INCOME:
     Dividends                                           $ 1,416,900     $ 1,361,988        $ 1,921,383
                                                        --------------- --------------- ------------------
EXPENSES:
     Mortality and expense risk charges                      298,502         272,271            376,200
                                                        --------------- --------------- ------------------
        Total expenses                                       298,502         272,271            376,200
                                                        --------------- --------------- ------------------
           Net investment income (loss)                    1,118,398       1,089,717          1,545,183
                                                        --------------- --------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --              --          7,275,526
     Realized gains (losses) on sale of investments         (985,702)     (3,325,856)          (689,543)
                                                        --------------- --------------- ------------------
        Net realized gains (losses)                         (985,702)     (3,325,856)         6,585,983
                                                        --------------- --------------- ------------------
     Change in unrealized gains (losses) on investments   10,115,629      25,593,693        (58,119,608)
                                                        --------------- --------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                      9,129,927      22,267,837        (51,533,625)
                                                        --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 10,248,325    $ 23,357,554      $ (49,988,442)
                                                        =============== =============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

   AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION              AMERICAN FUNDS BOND
                                  SUB-ACCOUNT                      SUB-ACCOUNT
------------------------------------------------ ----------------------------------------------
        2010            2009             2008         2010                2009          2008
--------------- --------------- ---------------- --------- ---------------------- -------------
 $ 1,055,623       $ 137,174             $ --    $ 373,168           $ 347,791     $ 548,142
--------------- --------------- ---------------- --------- ---------------------- -------------
     233,539         192,010          278,181       41,161              37,971        38,925
--------------- --------------- ---------------- --------- ---------------------- -------------
     233,539         192,010          278,181       41,161              37,971        38,925
--------------- --------------- ---------------- --------- ---------------------- -------------
     822,084         (54,836)        (278,181)     332,007             309,820       509,217
--------------- --------------- ---------------- --------- ---------------------- -------------
          --              --        9,590,058           --                  --        23,854
    (559,314)     (3,601,127)      (1,074,770)       9,068            (214,520)     (154,657)
--------------- --------------- ---------------- --------- ---------------------- -------------
    (559,314)     (3,601,127)       8,515,288        9,068            (214,520)     (130,803)
--------------- --------------- ---------------- --------- ---------------------- -------------
  12,145,067      26,946,229      (56,146,086)     404,253           1,122,817    (1,316,561)
--------------- --------------- ---------------- --------- ---------------------- -------------
  11,585,753      23,345,102      (47,630,798)     413,321             908,297    (1,447,364)
--------------- --------------- ---------------- --------- ---------------------- -------------
$ 12,407,837    $ 23,290,266    $ (47,908,979)   $ 745,328         $ 1,218,117    $ (938,147)
=============== =============== ================ ========= ====================== =============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                        FIDELITY VIP EQUITY-INCOME
                                                                                       SUB-ACCOUNT
                                                        --------------------------------------------------------------
                                                                2010                          2009             2008
                                                        --------------- ----------------------------- ----------------
INVESTMENT INCOME:
     Dividends                                           $ 1,656,214                   $ 1,881,804      $ 3,014,160
                                                        --------------- ----------------------------- ----------------
EXPENSES:
     Mortality and expense risk charges                      526,012                       480,664          735,886
                                                        --------------- ----------------------------- ----------------
        Total expenses                                       526,012                       480,664          735,886
                                                        --------------- ----------------------------- ----------------
           Net investment income (loss)                    1,130,202                     1,401,140        2,278,274
                                                        --------------- ----------------------------- ----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --                            --          133,588
     Realized gains (losses) on sale of investments       (3,299,985)                   (6,463,819)      (3,516,318)
                                                        --------------- ----------------------------- ----------------
        Net realized gains (losses)                       (3,299,985)                   (6,463,819)      (3,382,730)
                                                        --------------- ----------------------------- ----------------
     Change in unrealized gains (losses) on investments   14,741,314                    26,930,907      (63,561,281)
                                                        --------------- ----------------------------- ----------------
     Net realized and change in unrealized
        gains (losses) on investments                     11,441,329                    20,467,088      (66,944,011)
                                                        --------------- ----------------------------- ----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 12,571,531                  $ 21,868,228    $ (64,665,737)
                                                        =============== ============================= ================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

     MIST T. ROWE PRICE MID CAP GROWTH                            MIST PIMCO TOTAL RETURN
                           SUB-ACCOUNT                                        SUB-ACCOUNT
----------------------------------------------------- --------------------------------------------------
2010                  2009                    2008           2010                    2009        2008
-------------- -------------- ----------------------- ----------- ----------------------- --------------
       $ --           $ --                $ 15,074    $ 4,694,778             $ 5,353,263 $ 2,434,587
-------------- -------------- ----------------------- ----------- ----------------------- --------------
     86,813         72,931                  91,996        273,109                 268,365     229,754
-------------- -------------- ----------------------- ----------- ----------------------- --------------
     86,813         72,931                  91,996        273,109                 268,365     229,754
-------------- -------------- ----------------------- ----------- ----------------------- --------------
    (86,813)       (72,931)                (76,922)     4,421,669               5,084,898   2,204,833
-------------- -------------- ----------------------- ----------- ----------------------- --------------
         --             --               2,649,171        678,013               3,035,079   1,481,179
    160,492       (848,226)               (518,520)       947,304                  66,478      33,875
-------------- -------------- ----------------------- ----------- ----------------------- --------------
    160,492       (848,226)              2,130,651      1,625,317               3,101,557   1,515,054
-------------- -------------- ----------------------- ----------- ----------------------- --------------
  5,836,527      8,055,334             (12,799,749)     2,590,696               3,644,992  (3,610,480)
-------------- -------------- ----------------------- ----------- ----------------------- --------------
  5,997,019      7,207,108             (10,669,098)     4,216,013               6,746,549  (2,095,426)
-------------- -------------- ----------------------- ----------- ----------------------- --------------
$ 5,910,206    $ 7,134,177           $ (10,746,020)   $ 8,637,682            $ 11,831,447   $ 109,407
============== ============== ======================= =========== ======================= ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                       MIST RCM TECHNOLOGY
                                                                               SUB-ACCOUNT
                                                        -----------------------------------------------------
                                                        2010                          2009            2008
                                                        -------------- ---------------------- ---------------
INVESTMENT INCOME:
     Dividends                                                 $ --                   $ --       $ 758,950
                                                        -------------- ---------------------- ---------------
EXPENSES:
     Mortality and expense risk charges                      28,638                 20,200          21,246
                                                        -------------- ---------------------- ---------------
        Total expenses                                       28,638                 20,200          21,246
                                                        -------------- ---------------------- ---------------
           Net investment income (loss)                     (28,638)               (20,200)        737,704
                                                        -------------- ---------------------- ---------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --                     --       1,583,543
     Realized gains (losses) on sale of investments        (101,804)              (419,666)       (438,483)
                                                        -------------- ---------------------- ---------------
        Net realized gains (losses)                        (101,804)              (419,666)      1,145,060
                                                        -------------- ---------------------- ---------------
     Change in unrealized gains (losses) on investments   2,178,257              3,015,676      (5,060,257)
                                                        -------------- ---------------------- ---------------
     Net realized and change in unrealized
        gains (losses) on investments                     2,076,453              2,596,010      (3,915,197)
                                                        -------------- ---------------------- ---------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 2,047,815            $ 2,575,810    $ (3,177,493)
                                                        ============== ====================== ===============

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                      MIST INVESCO SMALL CAP GROWTH
                       SUB-ACCOUNT                                        SUB-ACCOUNT
----------------------------------------------------- ---------------------------------------------
       2010                   2009            2008         2010           2009              2008
-------------- ---------------------- --------------- ------------ -------------- -----------------
   $ 64,823               $ 70,934        $ 91,693         $ --           $ --              $ --
-------------- ---------------------- --------------- ------------ -------------- -----------------
     22,352                 19,542          29,993       12,247         11,460            16,506
-------------- ---------------------- --------------- ------------ -------------- -----------------
     22,352                 19,542          29,993       12,247         11,460            16,506
-------------- ---------------------- --------------- ------------ -------------- -----------------
     42,471                 51,392          61,700      (12,247)       (11,460)          (16,506)
-------------- ---------------------- --------------- ------------ -------------- -----------------
         --                     --         558,618           --             --           407,793
   (292,940)              (818,312)       (616,394)     (17,979)      (546,326)         (210,366)
-------------- ---------------------- --------------- ------------ -------------- -----------------
   (292,940)              (818,312)        (57,776)     (17,979)      (546,326)          197,427
-------------- ---------------------- --------------- ------------ -------------- -----------------
  1,500,882              2,418,051      (3,177,298)     775,740      1,398,839        (2,172,723)
-------------- ---------------------- --------------- ------------ -------------- -----------------
  1,207,942              1,599,739      (3,235,074)     757,761        852,513        (1,975,296)
-------------- ---------------------- --------------- ------------ -------------- -----------------
$ 1,250,413            $ 1,651,131    $ (3,173,374)   $ 745,514      $ 841,053      $ (1,991,802)
============== ====================== =============== ============ ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                         MIST HARRIS OAKMARK INTERNATIONAL
                                                                               SUB-ACCOUNT
                                                        -------------------------------------------------
                                                               2010            2009               2008
                                                        -------------- --------------- ------------------
INVESTMENT INCOME:
     Dividends                                            $ 909,169     $ 2,662,181          $ 837,279
                                                        -------------- --------------- ------------------
EXPENSES:
     Mortality and expense risk charges                     165,078         128,061            166,885
                                                        -------------- --------------- ------------------
        Total expenses                                      165,078         128,061            166,885
                                                        -------------- --------------- ------------------
           Net investment income (loss)                     744,091       2,534,120            670,394
                                                        -------------- --------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                 --              --          7,168,428
     Realized gains (losses) on sale of investments        (893,970)     (3,023,910)        (2,993,161)
                                                        -------------- --------------- ------------------
        Net realized gains (losses)                        (893,970)     (3,023,910)         4,175,267
                                                        -------------- --------------- ------------------
     Change in unrealized gains (losses) on investments   6,862,962      15,307,223        (25,488,640)
                                                        -------------- --------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                     5,968,992      12,283,313        (21,313,373)
                                                        -------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 6,713,083    $ 14,817,433      $ (20,642,979)
                                                        ============== =============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH      MIST CLARION GLOBAL REAL ESTATE
                                  SUB-ACCOUNT                          SUB-ACCOUNT
------------------------------------------------ ------------------------------------------------
     2010           2009                 2008           2010           2009               2008
------------ -------------- -------------------- -------------- -------------- ------------------
  $ 1,805        $ 2,386                $ 364    $ 1,374,460      $ 487,182          $ 404,650
------------ -------------- -------------------- -------------- -------------- ------------------
   11,525          7,661               10,096         54,394         48,476             76,521
------------ -------------- -------------------- -------------- -------------- ------------------
   11,525          7,661               10,096         54,394         48,476             76,521
------------ -------------- -------------------- -------------- -------------- ------------------
   (9,720)        (5,275)              (9,732)     1,320,066        438,706            328,129
------------ -------------- -------------------- -------------- -------------- ------------------
       --             --               20,303             --             --          1,960,389
  (72,844)      (394,944)            (138,315)    (1,138,156)    (1,910,846)        (1,402,537)
------------ -------------- -------------------- -------------- -------------- ------------------
  (72,844)      (394,944)            (118,012)    (1,138,156)    (1,910,846)           557,852
------------ -------------- -------------------- -------------- -------------- ------------------
  639,822        901,647           (1,008,306)     2,336,045      5,915,589        (10,483,737)
------------ -------------- -------------------- -------------- -------------- ------------------
  566,978        506,703           (1,126,318)     1,197,889      4,004,743         (9,925,885)
------------ -------------- -------------------- -------------- -------------- ------------------
$ 557,258      $ 501,428         $ (1,136,050)   $ 2,517,955    $ 4,443,449       $ (9,597,756)
============ ============== ==================== ============== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                            MIST MFS RESEARCH INTERNATIONAL
                                                                                SUB-ACCOUNT
                                                        --------------------------------------------------
                                                                2010            2009               2008
                                                        --------------- --------------- ------------------
INVESTMENT INCOME:
     Dividends                                           $ 1,982,135     $ 3,422,051          $ 452,759
                                                        --------------- --------------- ------------------
EXPENSES:
     Mortality and expense risk charges                      547,278         529,083            527,628
                                                        --------------- --------------- ------------------
        Total expenses                                       547,278         529,083            527,628
                                                        --------------- --------------- ------------------
           Net investment income (loss)                    1,434,857       2,892,968            (74,869)
                                                        --------------- --------------- ------------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                  --              --          2,294,576
     Realized gains (losses) on sale of investments       (5,127,391)     (8,518,143)        (3,491,912)
                                                        --------------- --------------- ------------------
        Net realized gains (losses)                       (5,127,391)     (8,518,143)        (1,197,336)
                                                        --------------- --------------- ------------------
     Change in unrealized gains (losses) on investments   14,487,678      33,302,946        (68,263,188)
                                                        --------------- --------------- ------------------
     Net realized and change in unrealized
        gains (losses) on investments                      9,360,287      24,784,803        (69,460,524)
                                                        --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 10,795,144    $ 27,677,771      $ (69,535,393)
                                                        =============== =============== ==================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST LORD ABBETT BOND DEBENTURE               MIST OPPENHEIMER CAPITAL APPRECIATION
                    SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------- -------------------------------------------------
       2010         2009              2008        2010           2009                   2008
----------- --------------- ----------------- ----------- -------------- ----------------------
$ 2,265,462  $ 2,510,814       $ 1,552,944     $ 5,985           $ --               $ 32,714
----------- --------------- ----------------- ----------- -------------- ----------------------
    135,269      131,469           149,430       2,862          2,330                  3,074
----------- --------------- ----------------- ----------- -------------- ----------------------
    135,269      131,469           149,430       2,862          2,330                  3,074
----------- --------------- ----------------- ----------- -------------- ----------------------
  2,130,193    2,379,345         1,403,514       3,123         (2,330)                29,640
----------- --------------- ----------------- ----------- -------------- ----------------------
         --           --           538,626          --             --                239,465
    156,160     (564,005)         (453,240)    (45,364)       (85,472)              (145,043)
----------- --------------- ----------------- ----------- -------------- ----------------------
    156,160     (564,005)           85,386     (45,364)       (85,472)                94,422
----------- --------------- ----------------- ----------- -------------- ----------------------
  1,933,298    8,294,995        (8,532,743)    129,867        359,509               (620,791)
----------- --------------- ----------------- ----------- -------------- ----------------------
  2,089,458    7,730,990        (8,447,357)     84,503        274,037               (526,369)
----------- --------------- ----------------- ----------- -------------- ----------------------
$ 4,219,651 $ 10,110,335      $ (7,043,843)   $ 87,626      $ 271,707             $ (496,729)
=========== =============== ================= =========== ============== ======================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                  MIST SSGA GROWTH ETF
                                                                           SUB-ACCOUNT
                                                        -----------------------------------------------
                                                             2010                 2009          2008
                                                        --------- ----------------------- -------------
INVESTMENT INCOME:
     Dividends                                           $ 37,985              $ 8,864      $ 11,978
                                                        --------- ----------------------- -------------
EXPENSES:
     Mortality and expense risk charges                    13,568                4,148         2,131
                                                        --------- ----------------------- -------------
        Total expenses                                     13,568                4,148         2,131
                                                        --------- ----------------------- -------------
           Net investment income (loss)                    24,417                4,716         9,847
                                                        --------- ----------------------- -------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --                   --        14,981
     Realized gains (losses) on sale of investments        35,698              (89,486)     (100,736)
                                                        --------- ----------------------- -------------
        Net realized gains (losses)                        35,698              (89,486)      (85,755)
                                                        --------- ----------------------- -------------
     Change in unrealized gains (losses) on investments   272,740              271,303      (157,789)
                                                        --------- ----------------------- -------------
     Net realized and change in unrealized
        gains (losses) on investments                     308,438              181,817      (243,544)
                                                        --------- ----------------------- -------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 332,855            $ 186,533    $ (233,697)
                                                        ========= ======================= =============

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST SSGA GROWTH AND INCOME ETF             MIST PIMCO INFLATION PROTECTED BOND
                    SUB-ACCOUNT                                     SUB-ACCOUNT
------------------------------------------- -------------------------------------------------
     2010        2009               2008         2010        2009                     2008
--------- -------------- ------------------ --------- -------------- ------------------------
 $ 53,854    $ 24,040           $ 13,471    $ 308,594   $ 333,477                $ 186,099
--------- -------------- ------------------ --------- -------------- ------------------------
   11,540       2,031                964       45,474      30,603                   20,050
--------- -------------- ------------------ --------- -------------- ------------------------
   11,540       2,031                964       45,474      30,603                   20,050
--------- -------------- ------------------ --------- -------------- ------------------------
   42,314      22,009             12,507      263,120     302,874                  166,049
--------- -------------- ------------------ --------- -------------- ------------------------
      176          --             14,616      322,721          --                    9,826
   28,263     (31,741)          (113,772)     165,611     (56,642)                (156,044)
--------- -------------- ------------------ --------- -------------- ------------------------
   28,439     (31,741)           (99,156)     488,332     (56,642)                (146,218)
--------- -------------- ------------------ --------- -------------- ------------------------
  502,476     362,038           (152,331)     185,894   1,214,160                 (887,227)
--------- -------------- ------------------ --------- -------------- ------------------------
  530,915     330,297           (251,487)     674,226   1,157,518               (1,033,445)
--------- -------------- ------------------ --------- -------------- ------------------------
$ 573,229   $ 352,306         $ (238,980)   $ 937,346 $ 1,460,392               $ (867,396)
========= ============== ================== ========= ============== ========================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MIST LEGG MASON VALUE EQUITY
                                                                            SUB-ACCOUNT
                                                        ---------------------------------------------
                                                             2010           2009              2008
                                                        ------------ -------------- -----------------
INVESTMENT INCOME:
     Dividends                                          $ 179,978      $ 126,597          $ 34,888
                                                        ------------ -------------- -----------------
EXPENSES:
     Mortality and expense risk charges                    38,772         33,468            51,909
                                                        ------------ -------------- -----------------
        Total expenses                                     38,772         33,468            51,909
                                                        ------------ -------------- -----------------
           Net investment income (loss)                   141,206         93,129           (17,021)
                                                        ------------ -------------- -----------------
NET REALIZED AND CHANGE IN UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                               --             --           475,557
     Realized gains (losses) on sale of investments      (391,348)      (881,701)         (902,497)
                                                        ------------ -------------- -----------------
        Net realized gains (losses)                      (391,348)      (881,701)         (426,940)
                                                        ------------ -------------- -----------------
     Change in unrealized gains (losses) on investments   834,674      3,048,546        (7,398,268)
                                                        ------------ -------------- -----------------
     Net realized and change in unrealized
        gains (losses) on investments                     443,326      2,166,845        (7,825,208)
                                                        ------------ -------------- -----------------
     Net increase (decrease) in net assets resulting
        from operations                                 $ 584,532    $ 2,259,974      $ (7,842,229)
                                                        ============ ============== =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MIST BLACKROCK LARGE CAP CORE                            MIST JANUS FORTY
                    SUB-ACCOUNT                                 SUB-ACCOUNT
------------------------------------------- --------------------------------------------------
     2010           2009            2008           2010                2009            2008
------------ -------------- --------------- -------------- ------------------- ---------------
 $ 32,654       $ 25,978        $ 13,138      $ 244,916                $ --       $ 438,129
------------ -------------- --------------- -------------- ------------------- ---------------
    5,765          3,679           3,266         53,225              40,875          38,936
------------ -------------- --------------- -------------- ------------------- ---------------
    5,765          3,679           3,266         53,225              40,875          38,936
------------ -------------- --------------- -------------- ------------------- ---------------
   26,889         22,299           9,872        191,691             (40,875)        399,193
------------ -------------- --------------- -------------- ------------------- ---------------
       --             --          85,823             --                  --         189,623
  (42,331)      (122,553)       (146,922)      (184,054)           (557,145)       (465,203)
------------ -------------- --------------- -------------- ------------------- ---------------
  (42,331)      (122,553)        (61,099)      (184,054)           (557,145)       (275,580)
------------ -------------- --------------- -------------- ------------------- ---------------
  327,023        478,999        (802,205)     1,185,370           4,191,424      (5,405,174)
------------ -------------- --------------- -------------- ------------------- ---------------
  284,692        356,446        (863,304)     1,001,316           3,634,279      (5,680,754)
------------ -------------- --------------- -------------- ------------------- ---------------
$ 311,581      $ 378,745      $ (853,432)   $ 1,193,007         $ 3,593,404    $ (5,281,561)
============ ============== =============== ============== =================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                                   MIST
                                                                         MORGAN STANLEY
                                                                         MID CAP GROWTH
                                                                            SUB-ACCOUNT
                                                                         -----------------
                                                                                2010 (a)
                                                                         -----------------
INVESTMENT INCOME:
     Dividends                                                                     $ --
                                                                         -----------------
EXPENSES:
     Mortality and expense risk charges                                          59,367
                                                                         -----------------
        Total expenses                                                           59,367
                                                                         -----------------
           Net investment income (loss)                                         (59,367)
                                                                         -----------------
NET REALIZED AND CHANGE IN UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
     Realized gain distributions                                                     --
     Realized gains (losses) on sale of investments                              57,408
                                                                         -----------------
        Net realized gains (losses)                                              57,408
                                                                         -----------------
     Change in unrealized gains (losses) on investments                       3,178,883
                                                                         -----------------
     Net realized and change in unrealized gains (losses) on investments      3,236,291
                                                                         -----------------
     Net increase (decrease) in net assets resulting from operations        $ 3,176,924
                                                                         =================

(a) For the period May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                      MSF ZENITH EQUITY
                                                                            SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                              2010                 2009             2008
                                                     ---------------- -------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 4,243,666         $ 20,203,954     $ 11,574,538
  Net realized gains (losses)                          (11,706,089)          36,659,366       (2,487,169)
  Change in unrealized gains (losses) on investments    62,607,149           47,389,321     (262,186,796)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  55,144,726          104,252,641     (253,099,427)
                                                     ---------------- -------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          33,217,070           37,909,330       43,306,913
  Net transfers (including fixed account)               (7,825,997)         (11,801,037)      (6,827,958)
  Policy charges                                       (20,803,190)         (23,402,003)     (24,248,505)
  Transfers for policy benefits and terminations       (47,346,471)         (39,433,696)     (71,327,561)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (42,758,588)         (36,727,406)     (59,097,111)
                                                     ---------------- -------------------- ----------------
     Net increase (decrease) in net assets              12,386,138           67,525,235     (312,196,538)
NET ASSETS:
  Beginning of year                                    443,638,026          376,112,791      688,309,329
                                                     ---------------- -------------------- ----------------
  End of year                                        $ 456,024,164        $ 443,638,026    $ 376,112,791
                                                     ================ ==================== ================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                 MSF BLACKROCK BOND INCOME
                                                                               SUB-ACCOUNT
                                                     ----------------------------------------------------
                                                              2010             2009               2008
                                                     ---------------- ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 3,546,886      $ 7,032,463        $ 5,637,404
  Net realized gains (losses)                              (69,776)      (1,205,666)          (625,702)
  Change in unrealized gains (losses) on investments     4,256,456        3,263,289         (9,757,626)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                   7,733,566        9,090,086         (4,745,924)
                                                     ---------------- ---------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           8,211,767        9,523,615         10,906,811
  Net transfers (including fixed account)               (1,017,870)      (5,159,196)          (687,429)
  Policy charges                                        (6,564,155)      (8,253,184)        (8,343,836)
  Transfers for policy benefits and terminations        (9,243,860)     (13,387,824)       (14,451,703)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (8,614,118)     (17,276,589)       (12,576,157)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets                (880,552)      (8,186,503)       (17,322,081)
NET ASSETS:
  Beginning of year                                    101,112,788      109,299,291        126,621,372
                                                     ---------------- ---------------- ------------------
  End of year                                        $ 100,232,236    $ 101,112,788      $ 109,299,291
                                                     ================ ================ ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          MSF BLACKROCK MONEY MARKET                                MSF MFS TOTAL RETURN
                         SUB-ACCOUNT                                         SUB-ACCOUNT
--------------------------------------------------- -------------------------------------------------------
        2010             2009               2008            2010                    2009            2008
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
  $ (348,298)       $ 703,134        $ 7,077,633     $ 2,325,432             $ 3,488,685     $ 3,488,756
          --               --                 --      (1,139,944)             (2,858,231)      7,274,120
          --               --                 --       7,092,134              14,314,270     (38,572,100)
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
    (348,298)         703,134          7,077,633       8,277,622              14,944,724     (27,809,224)
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
  12,549,898       13,457,071         97,988,519       7,606,822               8,999,960      10,737,057
(149,833,896)      13,376,581        (54,146,220)     (3,010,463)             (2,354,010)     (2,587,569)
  (6,714,042)      (9,504,337)       (10,599,067)     (7,226,683)             (8,190,222)     (8,130,387)
 (38,182,918)     (34,970,404)       (27,598,762)     (8,423,042)             (8,902,863)    (10,522,920)
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
(182,180,958)     (17,641,089)         5,644,470     (11,053,366)            (10,447,135)    (10,503,819)
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
(182,529,256)     (16,937,955)        12,722,103      (2,775,744)              4,497,589     (38,313,043)
 257,365,593      274,303,548        261,581,445      94,616,514              90,118,925     128,431,968
--------------- ---------------- ------------------ --------------- ----------------------- ---------------
$ 74,836,337    $ 257,365,593      $ 274,303,548    $ 91,840,770            $ 94,616,514    $ 90,118,925
=============== ================ ================== =============== ======================= ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MSF MET/ARTISAN MID CAP VALUE
                                                                             SUB-ACCOUNT
                                                     --------------------------------------------------
                                                             2010            2009               2008
                                                     --------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 281,625       $ 549,303         $ (120,134)
  Net realized gains (losses)                          (3,323,213)     (7,396,163)         9,223,482
  Change in unrealized gains (losses) on investments   15,822,425      35,315,264        (76,356,229)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,780,837      28,468,404        (67,252,881)
                                                     --------------- --------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          9,809,468      11,606,641         14,391,716
  Net transfers (including fixed account)              (3,787,799)     (5,028,515)        (9,163,920)
  Policy charges                                       (6,006,556)     (6,747,704)        (7,712,303)
  Transfers for policy benefits and terminations       (8,717,947)     (8,473,360)       (13,853,477)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (8,702,834)     (8,642,938)       (16,337,984)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets              4,078,003      19,825,466        (83,590,865)
NET ASSETS:
  Beginning of year                                    94,117,099      74,291,633        157,882,498
                                                     --------------- --------------- ------------------
  End of year                                        $ 98,195,102    $ 94,117,099       $ 74,291,633
                                                     =============== =============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

                MSF FI VALUE LEADERS                         MSF LOOMIS SAYLES SMALL CAP CORE
                         SUB-ACCOUNT                                              SUB-ACCOUNT
------------------------------------------------------- ----------------------------------------------------
        2010                    2009            2008             2010             2009               2008
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
   $ 458,523               $ 960,739       $ 832,833       $ (529,300)      $ (264,326)        $ (786,517)
  (1,192,807)             (3,285,387)      5,296,127         (548,615)      (4,689,587)        21,898,696
   6,825,881              10,535,765     (35,496,979)      30,293,051       32,615,704        (81,893,826)
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
   6,091,597               8,211,117     (29,368,019)      29,215,136       27,661,791        (60,781,647)
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
   4,405,777               5,116,377       6,269,557        9,509,296       10,976,639         13,175,949
    (817,082)             (2,575,909)     (1,690,877)      (3,510,661)      (5,462,833)        (1,026,355)
  (3,279,929)             (3,748,212)     (4,182,550)      (7,002,671)      (8,000,593)        (8,533,968)
  (4,010,019)             (3,958,961)     (6,632,847)     (11,948,679)      (9,881,389)       (15,328,043)
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
  (3,701,253)             (5,166,705)     (6,236,717)     (12,952,715)     (12,368,176)       (11,712,417)
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
   2,390,344               3,044,412     (35,604,736)      16,262,421       15,293,615        (72,494,064)
  46,359,599              43,315,187      78,919,923      117,227,778      101,934,163        174,428,227
--------------- ----------------------- --------------- ---------------- ---------------- ------------------
$ 48,749,943            $ 46,359,599    $ 43,315,187    $ 133,490,199    $ 117,227,778      $ 101,934,163
=============== ======================= =============== ================ ================ ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                      MSF DAVIS VENTURE VALUE
                                                                                  SUB-ACCOUNT
                                                     ------------------------------------------------------------
                                                              2010                       2009             2008
                                                     ---------------- -------------------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,290,753                $ 2,419,422      $ 2,698,634
  Net realized gains (losses)                            2,938,920                 (2,763,909)       7,547,975
  Change in unrealized gains (losses) on investments    21,989,223                 62,159,517     (156,121,836)
                                                     ---------------- -------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  26,218,896                 61,815,030     (145,875,227)
                                                     ---------------- -------------------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          23,705,653                 27,492,918       33,733,156
  Net transfers (including fixed account)               (9,151,950)               (10,254,528)      (1,541,208)
  Policy charges                                       (16,238,687)               (18,863,129)     (20,918,385)
  Transfers for policy benefits and terminations       (25,257,299)               (22,140,817)     (34,308,415)
                                                     ---------------- -------------------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (26,942,283)               (23,765,556)     (23,034,852)
                                                     ---------------- -------------------------- ----------------
     Net increase (decrease) in net assets                (723,387)                38,049,474     (168,910,079)
NET ASSETS:
  Beginning of year                                    252,306,022                214,256,548      383,166,627
                                                     ---------------- -------------------------- ----------------
  End of year                                        $ 251,582,635              $ 252,306,022    $ 214,256,548
                                                     ================ ========================== ================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

          MSF BLACKROCK LEGACY LARGE CAP GROWTH    MSF WESTERN ASSET MANAGEMENT U.S. GOVERNMENT
                                    SUB-ACCOUNT                                     SUB-ACCOUNT
-------------------------------------------------- -----------------------------------------------
         2010             2009             2008           2010           2009              2008
---------------- ---------------- ---------------- -------------- -------------- -----------------
   $ (532,263)       $ 140,465       $ (243,402)     $ 216,337      $ 353,419         $ 334,697
    2,728,328       (1,172,590)       3,170,643         42,354        (58,466)          (32,547)
   25,719,182       44,308,123      (81,836,157)       226,024         42,855          (355,525)
---------------- ---------------- ---------------- -------------- -------------- -----------------
   27,915,247       43,275,998      (78,908,916)       484,715        337,808           (53,375)
---------------- ---------------- ---------------- -------------- -------------- -----------------
   14,650,532       16,928,194       19,991,022        792,418      1,224,281           994,034
   (3,536,743)      (6,066,005)      (2,554,448)       311,665        720,128           176,766
  (10,567,403)     (12,174,227)     (13,014,636)      (618,364)      (733,084)         (631,578)
  (16,056,693)     (13,554,262)     (20,575,562)      (806,148)      (717,365)         (923,146)
---------------- ---------------- ---------------- -------------- -------------- -----------------
  (15,510,307)     (14,866,300)     (16,153,624)      (320,429)       493,960          (383,924)
---------------- ---------------- ---------------- -------------- -------------- -----------------
   12,404,940       28,409,698      (95,062,540)       164,286        831,768          (437,299)
  158,130,679      129,720,981      224,783,521      8,949,802      8,118,034         8,555,333
---------------- ---------------- ---------------- -------------- -------------- -----------------
$ 170,535,619    $ 158,130,679    $ 129,720,981    $ 9,114,088    $ 8,949,802       $ 8,118,034
================ ================ ================ ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     MSF WESTERN ASSET
                                                      MANAGEMENT STRATEGIC BOND OPPORTUNITIES
                                                                           SUB-ACCOUNT
                                                     ------------------------------------------------------
                                                             2010                 2009              2008
                                                     --------------- -------------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 934,406            $ 827,403         $ 527,696
  Net realized gains (losses)                             135,339               63,486          (121,966)
  Change in unrealized gains (losses) on investments      797,644            2,695,652        (2,667,283)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,867,389            3,586,541        (2,261,553)
                                                     --------------- -------------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,284,954            1,395,572         1,619,875
  Net transfers (including fixed account)               1,320,454              441,302          (574,549)
  Policy charges                                         (908,975)            (981,021)         (758,724)
  Transfers for policy benefits and terminations       (1,726,548)          (1,283,231)       (1,172,670)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           (30,115)            (427,378)         (886,068)
                                                     --------------- -------------------- -----------------
     Net increase (decrease) in net assets              1,837,274            3,159,163        (3,147,621)
NET ASSETS:
  Beginning of year                                    15,164,958           12,005,795        15,153,416
                                                     --------------- -------------------- -----------------
  End of year                                        $ 17,002,232         $ 15,164,958      $ 12,005,795
                                                     =============== ==================== =================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MSF JENNISON GROWTH                                   MSF RUSSELL 2000 INDEX
                       SUB-ACCOUNT                                              SUB-ACCOUNT
---------------------------------------------------- ---------------------------------------------------------
       2010                   2009           2008            2010                      2009            2008
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
   $ 10,324              $ (10,595)     $ 136,140       $ 139,654                 $ 279,947       $ 195,107
      5,992               (329,827)       507,702        (423,882)                 (812,710)        238,389
    592,561              1,985,020     (3,403,826)      4,984,934                 4,554,390      (9,392,380)
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
    608,877              1,644,598     (2,759,984)      4,700,706                 4,021,627      (8,958,884)
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
    628,089                657,281        776,356       1,660,915                 1,983,105       2,498,156
      5,675                (55,856)      (221,187)     (1,107,563)                 (652,910)       (313,434)
   (415,854)              (457,644)      (442,679)     (1,185,347)               (1,282,041)     (1,388,410)
   (531,892)              (511,908)      (778,762)     (2,057,936)               (1,686,364)     (1,955,429)
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
   (313,982)              (368,127)      (666,272)     (2,689,931)               (1,638,210)     (1,159,117)
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
    294,895              1,276,471     (3,426,256)      2,010,775                 2,383,417     (10,118,001)
  5,789,441              4,512,970      7,939,226      19,323,894                16,940,477      27,058,478
-------------- ---------------------- -------------- --------------- ------------------------- ---------------
$ 6,084,336            $ 5,789,441    $ 4,512,970    $ 21,334,669              $ 19,323,894    $ 16,940,477
============== ====================== ============== =============== ========================= ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MSF ARTIO INTERNATIONAL STOCK
                                                                      SUB-ACCOUNT
                                                     --------------------------------------------------
                                                             2010            2009               2008
                                                     --------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 320,959        $ 70,011        $ 1,050,443
  Net realized gains (losses)                            (546,205)       (916,141)         5,033,062
  Change in unrealized gains (losses) on investments    2,020,906       6,441,300        (27,502,021)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,795,660       5,595,170        (21,418,516)
                                                     --------------- --------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          2,943,833       3,511,972          4,023,245
  Net transfers (including fixed account)              (1,179,612)         45,907            601,017
  Policy charges                                       (1,966,962)     (2,375,406)        (2,454,759)
  Transfers for policy benefits and terminations       (2,916,210)     (2,620,461)        (4,105,341)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (3,118,951)     (1,437,988)        (1,935,838)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets             (1,323,291)      4,157,182        (23,354,354)
NET ASSETS:
  Beginning of year                                    30,251,926      26,094,744         49,449,098
                                                     --------------- --------------- ------------------
  End of year                                        $ 28,928,635    $ 30,251,926       $ 26,094,744
                                                     =============== =============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

       MSF NEUBERGER BERMAN GENESIS                                 MSF METLIFE STOCK INDEX
                 SUB-ACCOUNT                                                    SUB-ACCOUNT
-------------------------------------------------- ------------------------------------------------------------
        2010            2009               2008             2010                       2009             2008
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
    $ 40,070       $ 228,069           $ 58,223      $ 1,682,773                $ 2,856,588      $ 2,555,876
  (2,429,709)     (3,770,828)         1,830,052       (1,570,930)                (2,979,050)       6,617,437
   9,008,497       7,372,568        (24,366,834)      18,028,469                 30,593,036      (87,948,781)
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
   6,618,858       3,829,809        (22,478,559)      18,140,312                 30,470,574      (78,775,468)
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
   4,463,751       5,343,450          6,696,926       12,266,081                 15,334,773       17,010,838
  (1,682,068)     (2,152,361)        (4,266,373)      (2,490,090)                (4,037,185)      (4,955,813)
  (2,524,108)     (3,027,584)        (3,772,507)      (9,231,170)               (11,591,782)     (12,557,545)
  (3,662,916)     (3,575,391)        (5,927,237)     (13,158,670)               (17,732,071)     (16,798,983)
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
  (3,405,341)     (3,411,886)        (7,269,191)     (12,613,849)               (18,026,265)     (17,301,503)
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
   3,213,517         417,923        (29,747,750)       5,526,463                 12,444,309      (96,076,971)
  34,009,004      33,591,081         63,338,831      138,028,869                125,584,560      221,661,531
--------------- --------------- ------------------ ---------------- -------------------------- ----------------
$ 37,222,521    $ 34,009,004       $ 33,591,081    $ 143,555,332              $ 138,028,869    $ 125,584,560
=============== =============== ================== ================ ========================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     MSF BARCLAYS CAPITAL AGGREGATE BOND INDEX
                                                                                   SUB-ACCOUNT
                                                     -------------------------------------------------------
                                                              2010            2009                   2008
                                                     ---------------- --------------- ----------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 4,620,118     $ 1,662,229            $ 1,231,329
  Net realized gains (losses)                               95,948          83,650                105,937
  Change in unrealized gains (losses) on investments     1,052,344        (411,186)               259,517
                                                     ---------------- --------------- ----------------------
     Net increase (decrease) in net assets resulting
       from operations                                   5,768,410       1,334,693              1,596,783
                                                     ---------------- --------------- ----------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           2,700,633       2,940,889              3,548,271
  Net transfers (including fixed account)              109,727,813         368,836               (748,944)
  Policy charges                                        (2,489,824)     (2,249,437)            (2,165,605)
  Transfers for policy benefits and terminations        (2,839,277)     (2,717,826)            (2,506,224)
                                                     ---------------- --------------- ----------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        107,099,345      (1,657,538)            (1,872,502)
                                                     ---------------- --------------- ----------------------
     Net increase (decrease) in net assets             112,867,755        (322,845)              (275,719)
NET ASSETS:
  Beginning of year                                     28,158,308      28,481,153             28,756,872
                                                     ---------------- --------------- ----------------------
  End of year                                        $ 141,026,063    $ 28,158,308           $ 28,481,153
                                                     ================ =============== ======================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MSF MORGAN STANLEY EAFE INDEX                    MSF METLIFE MID CAP STOCK INDEX
                        SUB-ACCOUNT                                        SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
        2010            2009               2008            2010            2009              2008
--------------- --------------- ------------------ --------------- --------------- -----------------
   $ 351,750       $ 538,643          $ 490,510       $ 112,196       $ 205,150         $ 176,942
    (479,365)       (955,081)           680,966        (125,394)       (122,469)        1,302,506
   1,109,125       3,934,370        (10,933,450)      4,093,522       4,498,855        (8,292,595)
--------------- --------------- ------------------ --------------- --------------- -----------------
     981,510       3,517,932         (9,761,974)      4,080,324       4,581,536        (6,813,147)
--------------- --------------- ------------------ --------------- --------------- -----------------
   1,344,811       1,530,974          2,143,752       1,548,866       1,720,781         1,912,829
  (1,280,388)       (475,218)         1,448,773         (91,020)         74,032         1,137,436
    (805,134)       (986,776)          (969,804)     (1,058,643)     (1,125,745)       (1,099,402)
  (1,454,557)     (1,075,372)        (1,816,889)     (1,638,122)       (959,967)       (1,750,326)
--------------- --------------- ------------------ --------------- --------------- -----------------
  (2,195,268)     (1,006,392)           805,832      (1,238,919)       (290,899)          200,537
--------------- --------------- ------------------ --------------- --------------- -----------------
  (1,213,758)      2,511,540         (8,956,142)      2,841,405       4,290,637        (6,612,610)
  15,683,392      13,171,852         22,127,994      16,707,749      12,417,112        19,029,722
--------------- --------------- ------------------ --------------- --------------- -----------------
$ 14,469,634    $ 15,683,392       $ 13,171,852    $ 19,549,154    $ 16,707,749      $ 12,417,112
=============== =============== ================== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     MSF LOOMIS SAYLES SMALL CAP GROWTH
                                                                            SUB-ACCOUNT
                                                     ------------------------------------------------
                                                            2010           2009               2008
                                                     -------------- -------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (15,967)     $ (11,201)         $ (17,260)
  Net realized gains (losses)                           (216,913)      (351,981)           173,844
  Change in unrealized gains (losses) on investments   1,654,372      1,403,954         (2,800,793)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,421,492      1,040,772         (2,644,209)
                                                     -------------- -------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           669,605        746,219            823,597
  Net transfers (including fixed account)               (323,009)       453,811           (355,309)
  Policy charges                                        (376,500)      (395,278)          (325,077)
  Transfers for policy benefits and terminations        (512,625)      (312,139)        (1,065,143)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (542,529)       492,613           (921,932)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets               878,963      1,533,385         (3,566,141)
NET ASSETS:
  Beginning of year                                    5,041,503      3,508,118          7,074,259
                                                     -------------- -------------- ------------------
  End of year                                        $ 5,920,466    $ 5,041,503        $ 3,508,118
                                                     ============== ============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

      MSF BLACKROCK LARGE CAP VALUE                MSF NEUBERGER BERMAN MID CAP VALUE
                        SUB-ACCOUNT                                       SUB-ACCOUNT
------------------------------------------------- --------------------------------------------------
        2010            2009              2008            2010            2009               2008
--------------- --------------- ----------------- --------------- --------------- ------------------
    $ 71,737       $ 115,450          $ 53,718       $ 130,451       $ 268,419          $ 137,739
    (273,799)       (861,988)         (142,521)       (387,790)     (1,872,160)          (278,925)
   1,055,852       1,899,580        (4,506,164)      7,017,163      10,630,614        (18,036,491)
--------------- --------------- ----------------- --------------- --------------- ------------------
     853,790       1,153,042        (4,594,967)      6,759,824       9,026,873        (18,177,677)
--------------- --------------- ----------------- --------------- --------------- ------------------
   1,164,980       1,582,990         1,766,449       2,934,367       3,378,482          4,299,877
     150,148        (422,150)        1,804,279        (383,687)       (843,643)          (767,065)
    (681,047)       (845,637)         (790,214)     (1,913,455)     (1,920,148)        (2,084,448)
    (918,103)       (351,856)       (1,208,870)     (2,793,285)     (2,070,561)        (2,978,228)
--------------- --------------- ----------------- --------------- --------------- ------------------
    (284,022)        (36,653)        1,571,644      (2,156,060)     (1,455,870)        (1,529,864)
--------------- --------------- ----------------- --------------- --------------- ------------------
     569,768       1,116,389        (3,023,323)      4,603,764       7,571,003        (19,707,541)
  10,012,485       8,896,096        11,919,419      27,580,805      20,009,802         39,717,343
--------------- --------------- ----------------- --------------- --------------- ------------------
$ 10,582,253    $ 10,012,485       $ 8,896,096    $ 32,184,569    $ 27,580,805       $ 20,009,802
=============== =============== ================= =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     MSF MFS VALUE
                                                                       SUB-ACCOUNT
                                                     -----------------------------------------------
                                                             2010             2009           2008
                                                     --------------- ---------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 139,364        $ (28,944)     $ 165,723
  Net realized gains (losses)                            (102,141)        (358,257)      (618,070)
  Change in unrealized gains (losses) on investments    1,215,156        2,390,394     (3,668,833)
                                                     --------------- ---------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                  1,252,379        2,003,193     (4,121,180)
                                                     --------------- ---------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          1,573,864        1,672,132      1,957,809
  Net transfers (including fixed account)                 213,683        1,294,923         91,277
  Policy charges                                         (899,331)      (1,028,412)      (912,738)
  Transfers for policy benefits and terminations         (930,244)        (693,686)      (874,275)
                                                     --------------- ---------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                           (42,028)       1,244,957        262,073
                                                     --------------- ---------------- --------------
     Net increase (decrease) in net assets              1,210,351        3,248,150     (3,859,107)
NET ASSETS:
  Beginning of year                                    11,687,734        8,439,584     12,298,691
                                                     --------------- ---------------- --------------
  End of year                                        $ 12,898,085     $ 11,687,734    $ 8,439,584
                                                     =============== ================ ==============

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF T. ROWE PRICE LARGE CAP GROWTH               MSF T. ROWE PRICE SMALL CAP GROWTH
               SUB-ACCOUNT                                      SUB-ACCOUNT
------------------------------------------------ ------------------------------------------------
       2010           2009               2008           2010           2009               2008
-------------- -------------- ------------------ -------------- -------------- ------------------
   $ (9,397)      $ 14,384           $ 10,079      $ (17,022)      $ (1,552)         $ (17,563)
    (20,266)      (486,706)           202,308          8,250       (220,665)           284,425
  1,204,373      2,672,522         (3,914,385)     1,402,367      1,385,648         (2,161,556)
-------------- -------------- ------------------ -------------- -------------- ------------------
  1,174,710      2,200,200         (3,701,998)     1,393,595      1,163,431         (1,894,694)
-------------- -------------- ------------------ -------------- -------------- ------------------
    718,499        809,355            984,317        413,147        388,166            504,141
    648,773       (303,225)         1,158,807        793,206        132,256            712,059
   (430,131)      (475,265)          (377,330)      (262,172)      (260,542)          (220,089)
   (481,966)      (488,104)          (767,474)      (417,012)      (341,171)          (364,301)
-------------- -------------- ------------------ -------------- -------------- ------------------
    455,175       (457,239)           998,320        527,169        (81,291)           631,810
-------------- -------------- ------------------ -------------- -------------- ------------------
  1,629,885      1,742,961         (2,703,678)     1,920,764      1,082,140         (1,262,884)
  6,987,452      5,244,491          7,948,169      4,044,605      2,962,465          4,225,349
-------------- -------------- ------------------ -------------- -------------- ------------------
$ 8,617,337    $ 6,987,452        $ 5,244,491    $ 5,965,369    $ 4,044,605        $ 2,962,465
============== ============== ================== ============== ============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                         MSF OPPENHEIMER GLOBAL EQUITY
                                                                           SUB-ACCOUNT
                                                     -----------=-----------------------------------
                                                            2010           2009              2008
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 81,105      $ 111,190         $ 116,227
  Net realized gains (losses)                             25,730       (614,945)          (97,196)
  Change in unrealized gains (losses) on investments   1,041,540      2,262,131        (3,021,442)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                 1,148,375      1,758,376        (3,002,411)
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           658,711        990,382           961,970
  Net transfers (including fixed account)              1,189,204        365,932         1,602,439
  Policy charges                                        (464,584)      (424,934)         (399,281)
  Transfers for policy benefits and terminations      (1,194,042)      (308,444)       (1,093,970)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          189,289        622,936         1,071,158
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets             1,337,664      2,381,312        (1,931,253)
NET ASSETS:
  Beginning of year                                    6,833,450      4,452,138         6,383,391
                                                     -------------- -------------- -----------------
  End of year                                        $ 8,171,114    $ 6,833,450       $ 4,452,138
                                                     ============== ============== =================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MSF BLACKROCK AGGRESSIVE GROWTH                              MSF BLACKROCK DIVERSIFIED
                      SUB-ACCOUNT                                            SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------------------
       2010           2009              2008           2010                         2009           2008
-------------- -------------- ----------------- -------------- ---------------------------- --------------
  $ (10,421)      $ (4,185)         $ (9,077)      $ 47,242                    $ 141,772       $ 82,554
      9,754       (136,473)         (124,422)       (20,418)                    (162,929)       (56,063)
    403,875        992,740        (1,277,160)       243,365                      500,258       (959,063)
-------------- -------------- ----------------- -------------- ---------------------------- --------------
    403,208        852,082        (1,410,659)       270,189                      479,101       (932,572)
-------------- -------------- ----------------- -------------- ---------------------------- --------------
    463,641        371,965           439,046        317,684                      469,381        404,400
   (196,590)       473,773           717,451         80,973                        9,324        (27,867)
   (207,529)      (192,784)         (162,806)      (187,574)                    (230,086)      (219,614)
   (248,998)      (217,216)         (158,455)      (215,404)                    (593,896)      (157,226)
-------------- -------------- ----------------- -------------- ---------------------------- --------------
   (189,476)       435,738           835,236         (4,321)                    (345,277)          (307)
-------------- -------------- ----------------- -------------- ---------------------------- --------------
    213,732      1,287,820          (575,423)       265,868                      133,824       (932,879)
  2,945,625      1,657,805         2,233,228      2,749,051                    2,615,227      3,548,106
-------------- -------------- ----------------- -------------- ---------------------------- --------------
$ 3,159,357    $ 2,945,625       $ 1,657,805    $ 3,014,919                  $ 2,749,051    $ 2,615,227
============== ============== ================= ============== ============================ ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     MSF METLIFE CONSERVATIVE ALLOCATION
                                                                             SUB-ACCOUNT
                                                     ------------------------------------------------
                                                            2010           2009               2008
                                                     -------------- -------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 180,193      $ 125,632           $ 24,075
  Net realized gains (losses)                             93,076        (73,805)           (19,524)
  Change in unrealized gains (losses) on investments     243,952        733,354           (511,558)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                   517,221        785,181           (507,007)
                                                     -------------- -------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           785,675        322,895            680,936
  Net transfers (including fixed account)              3,319,784      1,231,312          2,133,631
  Policy charges                                        (372,874)      (332,921)          (246,988)
  Transfers for policy benefits and terminations        (813,313)    (1,630,642)          (422,626)
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        2,919,272       (409,356)         2,144,953
                                                     -------------- -------------- ------------------
     Net increase (decrease) in net assets             3,436,493        375,825          1,637,946
NET ASSETS:
  Beginning of year                                    4,027,394      3,651,569          2,013,623
                                                     -------------- -------------- ------------------
  End of year                                        $ 7,463,887    $ 4,027,394        $ 3,651,569
                                                     ============== ============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE CONSERVATIVE TO MODERATE ALLOCATION         MSF METLIFE MODERATE ALLOCATION
                                    SUB-ACCOUNT                            SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
       2010           2009                 2008            2010            2009              2008
-------------- -------------- -------------------- --------------- --------------- -----------------
  $ 248,578      $ 140,304             $ 34,566       $ 885,385       $ 830,869         $ 204,582
    110,460       (174,937)             (38,596)         13,570        (668,620)         (169,170)
    578,350      1,108,260             (880,887)      3,656,464       6,762,521        (9,079,190)
-------------- -------------- -------------------- --------------- --------------- -----------------
    937,388      1,073,627             (884,917)      4,555,419       6,924,770        (9,043,778)
-------------- -------------- -------------------- --------------- --------------- -----------------
  1,454,098        562,128              716,886       4,286,641       4,578,172         5,614,893
  1,940,757      1,665,089            2,101,768       5,219,269       1,399,683         4,360,665
   (559,877)      (456,414)            (297,087)     (2,752,601)     (2,760,586)       (2,459,141)
   (671,927)      (418,785)            (536,626)     (3,133,689)     (2,912,015)       (1,676,811)
-------------- -------------- -------------------- --------------- --------------- -----------------
  2,163,051      1,352,018            1,984,941       3,619,620         305,254         5,839,606
-------------- -------------- -------------------- --------------- --------------- -----------------
  3,100,439      2,425,645            1,100,024       8,175,039       7,230,024        (3,204,172)
  6,804,874      4,379,229            3,279,205      33,217,938      25,987,914        29,192,086
-------------- -------------- -------------------- --------------- --------------- -----------------
$ 9,905,313    $ 6,804,874          $ 4,379,229    $ 41,392,977    $ 33,217,938      $ 25,987,914
============== ============== ==================== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                     MSF METLIFE MODERATE TO AGGRESSIVE ALLOCATION
                                                                                       SUB-ACCOUNT
                                                     ------------------------------------------------
                                                             2010            2009             2008
                                                     --------------- --------------- ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,047,190     $ 1,046,493        $ 237,632
  Net realized gains (losses)                            (463,575)     (1,705,041)        (645,610)
  Change in unrealized gains (losses) on investments    6,368,871      11,742,977      (18,090,727)
                                                     --------------- --------------- ----------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,952,486      11,084,429      (18,498,705)
                                                     --------------- --------------- ----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          6,668,980       9,224,436       10,616,370
  Net transfers (including fixed account)                (619,117)        511,771       15,455,803
  Policy charges                                       (4,190,130)     (4,833,195)      (4,734,357)
  Transfers for policy benefits and terminations       (6,407,344)     (3,427,356)      (5,916,534)
                                                     --------------- --------------- ----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (4,547,611)      1,475,656       15,421,282
                                                     --------------- --------------- ----------------
     Net increase (decrease) in net assets              2,404,875      12,560,085       (3,077,423)
NET ASSETS:
  Beginning of year                                    49,951,198      37,391,113       40,468,536
                                                     --------------- --------------- ----------------
  End of year                                        $ 52,356,073    $ 49,951,198     $ 37,391,113
                                                     =============== =============== ================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MSF METLIFE AGGRESSIVE ALLOCATION                                AMERICAN FUNDS GROWTH
                      SUB-ACCOUNT                                          SUB-ACCOUNT
----------------------------------------------- ----------------------------------------------------------
       2010           2009              2008             2010                     2009             2008
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
   $ 62,804      $ 114,576          $ 27,450        $ 568,404                $ 406,770        $ 812,139
   (160,497)      (463,853)         (196,525)      (1,414,861)              (6,120,064)      22,250,027
  1,133,468      1,916,286        (2,999,497)      28,046,729               52,353,013     (125,330,285)
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
  1,035,775      1,567,009        (3,168,572)      27,200,272               46,639,719     (102,268,119)
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
  1,220,809      1,410,366         1,884,708       16,871,780               20,037,736       25,734,828
    115,368       (160,874)           69,675       (7,890,287)              (6,439,527)       2,697,565
   (724,773)      (608,797)         (616,683)     (10,864,544)             (12,203,976)     (13,985,047)
   (697,992)      (469,696)         (368,799)     (16,685,647)             (13,729,215)     (20,245,117)
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
    (86,588)       170,999           968,901      (18,568,698)             (12,334,982)      (5,797,771)
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
    949,187      1,738,008        (2,199,671)       8,631,574               34,304,737     (108,065,890)
  6,669,381      4,931,373         7,131,044      162,060,936              127,756,199      235,822,089
-------------- -------------- ----------------- ---------------- ------------------------ ----------------
$ 7,618,568    $ 6,669,381       $ 4,931,373    $ 170,692,510            $ 162,060,936    $ 127,756,199
============== ============== ================= ================ ======================== ================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                             AMERICAN FUNDS GROWTH-INCOME
                                                                       SUB-ACCOUNT
                                                     ---------------------------------------------------
                                                              2010            2009               2008
                                                     ---------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,118,398     $ 1,089,717        $ 1,545,183
  Net realized gains (losses)                             (985,702)     (3,325,856)         6,585,983
  Change in unrealized gains (losses) on investments    10,115,629      25,593,693        (58,119,608)
                                                     ---------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  10,248,325      23,357,554        (49,988,442)
                                                     ---------------- --------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          10,718,881      12,318,583         14,999,619
  Net transfers (including fixed account)               (1,300,480)     (3,005,856)         1,043,191
  Policy charges                                        (6,692,430)     (7,526,267)        (8,338,234)
  Transfers for policy benefits and terminations        (8,337,607)     (7,889,956)        (9,534,098)
                                                     ---------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (5,611,636)     (6,103,496)        (1,829,522)
                                                     ---------------- --------------- ------------------
     Net increase (decrease) in net assets               4,636,689      17,254,058        (51,817,964)
NET ASSETS:
  Beginning of year                                     97,408,026      80,153,968        131,971,932
                                                     ---------------- --------------- ------------------
  End of year                                        $ 102,044,715    $ 97,408,026       $ 80,153,968
                                                     ================ =============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION                    AMERICAN FUNDS BOND
                                 SUB-ACCOUNT                            SUB-ACCOUNT
----------------------------------------------- -----------------------------------------------------
        2010            2009            2008            2010                   2009           2008
--------------- --------------- --------------- --------------- ---------------------- --------------
   $ 822,084       $ (54,836)     $ (278,181)      $ 332,007              $ 309,820      $ 509,217
    (559,314)     (3,601,127)      8,515,288           9,068               (214,520)      (130,803)
  12,145,067      26,946,229     (56,146,086)        404,253              1,122,817     (1,316,561)
--------------- --------------- --------------- --------------- ---------------------- --------------
  12,407,837      23,290,266     (47,908,979)        745,328              1,218,117       (938,147)
--------------- --------------- --------------- --------------- ---------------------- --------------
   6,061,267       7,079,950       8,917,881       1,226,399              1,113,974      1,467,896
  (1,489,513)     (1,594,366)      3,558,772         905,771              1,586,332        111,131
  (4,136,435)     (4,397,061)     (4,667,126)       (761,240)              (857,624)      (720,430)
  (6,400,586)     (4,444,554)     (7,270,865)     (1,306,177)              (586,063)      (700,812)
--------------- --------------- --------------- --------------- ---------------------- --------------
  (5,965,267)     (3,356,031)        538,662          64,753              1,256,619        157,785
--------------- --------------- --------------- --------------- ---------------------- --------------
   6,442,570      19,934,235     (47,370,317)        810,081              2,474,736       (780,362)
  60,520,918      40,586,683      87,957,000      11,500,823              9,026,087      9,806,449
--------------- --------------- --------------- --------------- ---------------------- --------------
$ 66,963,488    $ 60,520,918    $ 40,586,683    $ 12,310,904           $ 11,500,823    $ 9,026,087
=============== =============== =============== =============== ====================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                     FIDELITY VIP EQUITY-INCOME
                                                                                    SUB-ACCOUNT
                                                     --------------- ----------------------------- ---------------
                                                             2010                          2009            2008
                                                     --------------- ----------------------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                        $ 1,130,202                   $ 1,401,140     $ 2,278,274
  Net realized gains (losses)                          (3,299,985)                   (6,463,819)     (3,382,730)
  Change in unrealized gains (losses) on investments   14,741,314                    26,930,907     (63,561,281)
                                                     --------------- ----------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from operations                                 12,571,531                    21,868,228     (64,665,737)
                                                     --------------- ----------------------------- ---------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          8,146,548                     9,364,353      11,209,202
  Net transfers (including fixed account)              (1,736,719)                   (3,739,353)     (4,090,826)
  Policy charges                                       (5,662,822)                   (6,361,510)     (6,978,124)
  Transfers for policy benefits and terminations      (10,189,391)                   (8,564,172)    (14,923,024)
                                                     --------------- ----------------------------- ---------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (9,442,384)                   (9,300,682)    (14,782,772)
                                                     --------------- ----------------------------- ---------------
     Net increase (decrease) in net assets              3,129,147                    12,567,546     (79,448,509)
NET ASSETS:
  Beginning of year                                    93,824,853                    81,257,307     160,705,816
                                                     --------------- ----------------------------- ---------------
  End of year                                        $ 96,954,000                  $ 93,824,853    $ 81,257,307
                                                     =============== ============================= ===============

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MIST T. ROWE PRICE MID CAP GROWTH                                 MIST PIMCO TOTAL RETURN
                        SUB-ACCOUNT                                             SUB-ACCOUNT
-------------------------------------------------- -----------------------------------------------------------
        2010            2009               2008             2010                       2009            2008
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
   $ (86,813)      $ (72,931)         $ (76,922)     $ 4,421,669                $ 5,084,898     $ 2,204,833
     160,492        (848,226)         2,130,651        1,625,317                  3,101,557       1,515,054
   5,836,527       8,055,334        (12,799,749)       2,590,696                  3,644,992      (3,610,480)
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
   5,910,206       7,134,177        (10,746,020)       8,637,682                 11,831,447         109,407
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
   1,983,466       2,184,882          2,658,331        6,592,118                  7,065,605       7,515,531
    (701,007)      1,331,637          2,457,487       55,578,380                  9,682,378       9,342,712
  (1,449,672)     (1,520,531)        (1,486,566)      (5,453,672)                (5,490,730)     (4,420,164)
  (2,501,353)     (1,909,520)        (2,293,992)     (10,562,872)                (9,024,684)     (6,284,542)
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
  (2,668,566)         86,468          1,335,260       46,153,954                  2,232,569       6,153,537
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
   3,241,640       7,220,645         (9,410,760)      54,791,636                 14,064,016       6,262,944
  23,004,193      15,783,548         25,194,308       78,686,535                 64,622,519      58,359,575
--------------- --------------- ------------------ ---------------- -------------------------- ---------------
$ 26,245,833    $ 23,004,193       $ 15,783,548    $ 133,478,171               $ 78,686,535    $ 64,622,519
=============== =============== ================== ================ ========================== ===============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    MIST RCM TECHNOLOGY
                                                                            SUB-ACCOUNT
                                                     ----------------------------------------------------
                                                            2010                   2009           2008
                                                     -------------- ---------------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ (28,638)             $ (20,200)     $ 737,704
  Net realized gains (losses)                           (101,804)              (419,666)     1,145,060
  Change in unrealized gains (losses) on investments   2,178,257              3,015,676     (5,060,257)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from operations                                 2,047,815              2,575,810     (3,177,493)
                                                     -------------- ---------------------- --------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           818,126                858,710        848,033
  Net transfers (including fixed account)                 60,620                909,488      1,587,222
  Policy charges                                        (630,185)              (575,579)      (457,352)
  Transfers for policy benefits and terminations        (416,119)              (430,736)      (643,118)
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (167,558)               761,883      1,334,785
                                                     -------------- ---------------------- --------------
     Net increase (decrease) in net assets             1,880,257              3,337,693     (1,842,708)
NET ASSETS:
  Beginning of year                                    7,423,249              4,085,556      5,928,264
                                                     -------------- ---------------------- --------------
  End of year                                        $ 9,303,506            $ 7,423,249    $ 4,085,556
                                                     ============== ====================== ==============

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

               MIST LAZARD MID CAP                       MIST INVESCO SMALL CAP GROWTH
                       SUB-ACCOUNT                                         SUB-ACCOUNT
---------------------------------------------------- -----------------------------------------------
       2010                   2009           2008           2010           2009              2008
-------------- ---------------------- -------------- -------------- -------------- -----------------
   $ 42,471               $ 51,392       $ 61,700      $ (12,247)     $ (11,460)        $ (16,506)
   (292,940)              (818,312)       (57,776)       (17,979)      (546,326)          197,427
  1,500,882              2,418,051     (3,177,298)       775,740      1,398,839        (2,172,723)
-------------- ---------------------- -------------- -------------- -------------- -----------------
  1,250,413              1,651,131     (3,173,374)       745,514        841,053        (1,991,802)
-------------- ---------------------- -------------- -------------- -------------- -----------------
    719,923                814,593      1,028,490        314,972        353,606           553,965
   (640,534)              (227,858)      (298,462)      (316,173)      (311,768)          (34,707)
   (417,120)              (464,019)      (455,388)      (253,110)      (298,613)         (312,584)
   (531,044)              (747,242)      (754,985)      (282,131)      (316,161)         (431,652)
-------------- ---------------------- -------------- -------------- -------------- -----------------
   (868,775)              (624,526)      (480,345)      (536,442)      (572,936)         (224,978)
-------------- ---------------------- -------------- -------------- -------------- -----------------
    381,638              1,026,605     (3,653,719)       209,072        268,117        (2,216,780)
  5,903,359              4,876,754      8,530,473      3,190,548      2,922,431         5,139,211
-------------- ---------------------- -------------- -------------- -------------- -----------------
$ 6,284,997            $ 5,903,359    $ 4,876,754    $ 3,399,620    $ 3,190,548       $ 2,922,431
============== ====================== ============== ============== ============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                       MIST HARRIS OAKMARK INTERNATIONAL
                                                                             SUB-ACCOUNT
                                                     --------------------------------------------------
                                                             2010            2009               2008
                                                     --------------- --------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 744,091     $ 2,534,120          $ 670,394
  Net realized gains (losses)                            (893,970)     (3,023,910)         4,175,267
  Change in unrealized gains (losses) on investments    6,862,962      15,307,223        (25,488,640)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  6,713,083      14,817,433        (20,642,979)
                                                     --------------- --------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners          3,772,704       4,313,265          5,616,116
  Net transfers (including fixed account)               1,576,533       1,091,471         (4,931,984)
  Policy charges                                       (2,603,923)     (2,667,128)        (2,752,437)
  Transfers for policy benefits and terminations       (4,168,062)     (3,245,653)        (4,129,365)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (1,422,748)       (508,045)        (6,197,670)
                                                     --------------- --------------- ------------------
     Net increase (decrease) in net assets              5,290,335      14,309,388        (26,840,649)
NET ASSETS:
  Beginning of year                                    42,527,479      28,218,091         55,058,740
                                                     --------------- --------------- ------------------
  End of year                                        $ 47,817,814    $ 42,527,479       $ 28,218,091
                                                     =============== =============== ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

MIST LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH        MIST CLARION GLOBAL REAL ESTATE
                                  SUB-ACCOUNT                            SUB-ACCOUNT
------------------------------------------------ --------------------------------------------------
       2010           2009               2008            2010            2009               2008
-------------- -------------- ------------------ --------------- --------------- ------------------
   $ (9,720)      $ (5,275)          $ (9,732)    $ 1,320,066       $ 438,706          $ 328,129
    (72,844)      (394,944)          (118,012)     (1,138,156)     (1,910,846)           557,852
    639,822        901,647         (1,008,306)      2,336,045       5,915,589        (10,483,737)
-------------- -------------- ------------------ --------------- --------------- ------------------
    557,258        501,428         (1,136,050)      2,517,955       4,443,449         (9,597,756)
-------------- -------------- ------------------ --------------- --------------- ------------------
    294,051        353,242            431,946       2,467,072       2,740,172          3,827,534
    524,020        117,745             86,137        (334,623)       (881,546)           (44,314)
   (175,563)      (180,740)          (159,490)     (1,419,689)     (1,600,762)        (1,955,257)
   (254,121)      (220,726)          (318,548)     (1,701,589)     (1,285,831)        (2,390,982)
-------------- -------------- ------------------ --------------- --------------- ------------------
    388,387         69,521             40,045        (988,829)     (1,027,967)          (563,019)
-------------- -------------- ------------------ --------------- --------------- ------------------
    945,645        570,949         (1,096,005)      1,529,126       3,415,482        (10,160,775)
  2,285,854      1,714,905          2,810,910      16,832,855      13,417,373         23,578,148
-------------- -------------- ------------------ --------------- --------------- ------------------
$ 3,231,499    $ 2,285,854        $ 1,714,905    $ 18,361,981    $ 16,832,855       $ 13,417,373
============== ============== ================== =============== =============== ==================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                           MIST MFS RESEARCH INTERNATIONAL
                                                                               SUB-ACCOUNT
                                                     ----------------------------------------------------
                                                              2010             2009               2008
                                                     ---------------- ---------------- ------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 1,434,857      $ 2,892,968          $ (74,869)
  Net realized gains (losses)                           (5,127,391)      (8,518,143)        (1,197,336)
  Change in unrealized gains (losses) on investments    14,487,678       33,302,946        (68,263,188)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets resulting
       from operations                                  10,795,144       27,677,771        (69,535,393)
                                                     ---------------- ---------------- ------------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           8,718,971       10,534,651          9,096,752
  Net transfers (including fixed account)               (4,712,965)      (6,269,892)       153,726,724
  Policy charges                                        (5,745,343)      (6,297,302)        (6,426,159)
  Transfers for policy benefits and terminations       (11,993,877)     (11,085,950)       (12,521,632)
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets resulting
       from policy transactions                        (13,733,214)     (13,118,493)       143,875,685
                                                     ---------------- ---------------- ------------------
     Net increase (decrease) in net assets              (2,938,070)      14,559,278         74,340,292
NET ASSETS:
  Beginning of year                                    110,984,361       96,425,083         22,084,791
                                                     ---------------- ---------------- ------------------
  End of year                                        $ 108,046,291    $ 110,984,361       $ 96,425,083
                                                     ================ ================ ==================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MIST LORD ABBETT BOND DEBENTURE                MIST OPPENHEIMER CAPITAL APPRECIATION
                        SUB-ACCOUNT                                          SUB-ACCOUNT
-------------------------------------------------- -------------------------------------------------
        2010            2009               2008           2010           2009                2008
--------------- --------------- ------------------ -------------- -------------- -------------------
 $ 2,130,193     $ 2,379,345        $ 1,403,514        $ 3,123       $ (2,330)           $ 29,640
     156,160        (564,005)            85,386        (45,364)       (85,472)             94,422
   1,933,298       8,294,995         (8,532,743)       129,867        359,509            (620,791)
--------------- --------------- ------------------ -------------- -------------- -------------------
   4,219,651      10,110,335         (7,043,843)        87,626        271,707            (496,729)
--------------- --------------- ------------------ -------------- -------------- -------------------
   3,308,190       3,647,703          4,245,887        160,861        151,996             158,612
    (296,189)     (1,587,805)          (689,222)       (31,921)        43,113             205,857
  (2,739,739)     (3,112,864)        (3,049,316)       (66,170)       (71,045)            (58,204)
  (3,188,900)     (3,806,499)        (3,670,788)       (46,378)       (59,492)           (120,860)
--------------- --------------- ------------------ -------------- -------------- -------------------
  (2,916,638)     (4,859,465)        (3,163,439)        16,392         64,572             185,405
--------------- --------------- ------------------ -------------- -------------- -------------------
   1,303,013       5,250,870        (10,207,282)       104,018        336,279            (311,324)
  34,404,418      29,153,548         39,360,830        925,105        588,826             900,150
--------------- --------------- ------------------ -------------- -------------- -------------------
$ 35,707,431    $ 34,404,418       $ 29,153,548    $ 1,029,123      $ 925,105           $ 588,826
=============== =============== ================== ============== ============== ===================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                    MIST SSGA GROWTH ETF
                                                                             SUB-ACCOUNT
                                                     -------------- ----------------------- ------------
                                                            2010                    2009         2008
                                                     -------------- ----------------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                          $ 24,417                 $ 4,716      $ 9,847
  Net realized gains (losses)                             35,698                 (89,486)     (85,755)
  Change in unrealized gains (losses) on investments     272,740                 271,303     (157,789)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from operations                                   332,855                 186,533     (233,697)
                                                     -------------- ----------------------- ------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners           247,801                 104,681      112,343
  Net transfers (including fixed account)                613,415               1,435,127       89,065
  Policy charges                                        (128,467)                (66,695)     (58,139)
  Transfers for policy benefits and terminations        (318,921)                (59,871)    (190,748)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets resulting
       from policy transactions                          413,828               1,413,242      (47,479)
                                                     -------------- ----------------------- ------------
     Net increase (decrease) in net assets               746,683               1,599,775     (281,176)
NET ASSETS:
  Beginning of year                                    2,135,805                 536,030      817,206
                                                     -------------- ----------------------- ------------
  End of year                                        $ 2,882,488             $ 2,135,805    $ 536,030
                                                     ============== ======================= ============

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

  MIST SSGA GROWTH AND INCOME ETF             MIST PIMCO INFLATION PROTECTED BOND
                      SUB-ACCOUNT                                     SUB-ACCOUNT
--------------------------------------------- -------------------------------------------------
       2010           2009            2008            2010            2009              2008
-------------- -------------- --------------- --------------- --------------- -----------------
   $ 42,314       $ 22,009        $ 12,507       $ 263,120       $ 302,874         $ 166,049
     28,439        (31,741)        (99,156)        488,332         (56,642)         (146,218)
    502,476        362,038        (152,331)        185,894       1,214,160          (887,227)
-------------- -------------- --------------- --------------- --------------- -----------------
    573,229        352,306        (238,980)        937,346       1,460,392          (867,396)
-------------- -------------- --------------- --------------- --------------- -----------------
    508,391        340,020          98,174       1,120,043       1,009,761           668,093
  2,640,634      1,534,271         138,560       2,783,339       3,297,674         7,471,629
   (214,613)       (71,392)        (27,773)       (859,172)       (805,216)         (348,053)
   (175,920)      (107,776)        (47,115)     (1,533,356)     (1,143,561)       (1,143,906)
-------------- -------------- --------------- --------------- --------------- -----------------
  2,758,492      1,695,123         161,846       1,510,854       2,358,658         6,647,763
-------------- -------------- --------------- --------------- --------------- -----------------
  3,331,721      2,047,429         (77,134)      2,448,200       3,819,050         5,780,367
  2,510,432        463,003         540,137      11,179,291       7,360,241         1,579,874
-------------- -------------- --------------- --------------- --------------- -----------------
$ 5,842,153    $ 2,510,432       $ 463,003    $ 13,627,491    $ 11,179,291       $ 7,360,241
============== ============== =============== =============== =============== =================

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                          MIST LEGG MASON VALUE EQUITY
                                                                           SUB-ACCOUNT
                                                     -----------------------------------------------
                                                            2010           2009              2008
                                                     -------------- -------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                         $ 141,206       $ 93,129         $ (17,021)
  Net realized gains (losses)                           (391,348)      (881,701)         (426,940)
  Change in unrealized gains (losses) on investments     834,674      3,048,546        (7,398,268)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from operations                                   584,532      2,259,974        (7,842,229)
                                                     -------------- -------------- -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners         1,155,018      1,375,011         1,535,299
  Net transfers (including fixed account)                (36,373)      (308,473)         (435,099)
  Policy charges                                        (626,605)      (723,859)         (725,186)
  Transfers for policy benefits and terminations        (719,282)      (660,346)       (1,505,276)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets resulting
       from policy transactions                         (227,242)      (317,667)       (1,130,262)
                                                     -------------- -------------- -----------------
     Net increase (decrease) in net assets               357,290      1,942,307        (8,972,491)
NET ASSETS:
  Beginning of year                                    8,101,902      6,159,595        15,132,086
                                                     -------------- -------------- -----------------
  End of year                                        $ 8,459,192    $ 8,101,902       $ 6,159,595
                                                     ============== ============== =================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

    MIST BLACKROCK LARGE CAP CORE                                     MIST JANUS FORTY
                      SUB-ACCOUNT                                          SUB-ACCOUNT
---------------------------------------------- --------------------------------------------------
       2010           2009             2008            2010                2009           2008
-------------- -------------- ---------------- --------------- ------------------- --------------
   $ 26,889       $ 22,299          $ 9,872       $ 191,691           $ (40,875)     $ 399,193
    (42,331)      (122,553)         (61,099)       (184,054)           (557,145)      (275,580)
    327,023        478,999         (802,205)      1,185,370           4,191,424     (5,405,174)
-------------- -------------- ---------------- --------------- ------------------- --------------
    311,581        378,745         (853,432)      1,193,007           3,593,404     (5,281,561)
-------------- -------------- ---------------- --------------- ------------------- --------------
    279,603        315,985          286,979       1,525,553           1,292,453      1,159,391
    177,812        468,906          290,541         857,808           2,186,670      9,116,185
   (194,379)      (203,095)        (119,003)       (937,761)           (891,797)      (574,801)
   (136,559)      (148,289)        (177,002)     (1,251,700)           (823,905)      (928,859)
-------------- -------------- ---------------- --------------- ------------------- --------------
    126,477        433,507          281,515         193,900           1,763,421      8,771,916
-------------- -------------- ---------------- --------------- ------------------- --------------
    438,058        812,252         (571,917)      1,386,907           5,356,825      3,490,355
  2,299,746      1,487,494        2,059,411      13,203,931           7,847,106      4,356,751
-------------- -------------- ---------------- --------------- ------------------- --------------
$ 2,737,804    $ 2,299,746      $ 1,487,494    $ 14,590,838        $ 13,203,931    $ 7,847,106
============== ============== ================ =============== =================== ==============

The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31, 2010, 2009, AND 2008

                                                                                        MIST
                                                                              MORGAN STANLEY
                                                                              MID CAP GROWTH
                                                                                 SUB-ACCOUNT
                                                                              -----------------
                                                                                     2010 (a)
                                                                              -----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income (loss)                                                     $ (59,367)
  Net realized gains (losses)                                                         57,408
  Change in unrealized gains (losses) on investments                               3,178,883
                                                                              -----------------
     Net increase (decrease) in net assets resulting from operations               3,176,924
                                                                              -----------------
POLICY TRANSACTIONS:
  Premium payments received from policy owners                                     1,485,700
  Net transfers (including fixed account)                                         17,942,665
  Policy charges                                                                    (887,564)
  Transfers for policy benefits and terminations                                  (1,102,236)
                                                                              -----------------
     Net increase (decrease) in net assets resulting from policy transactions     17,438,565
                                                                              -----------------
     Net increase (decrease) in net assets                                        20,615,489
NET ASSETS:
  Beginning of year                                                                       --
                                                                              -----------------
  End of year                                                                   $ 20,615,489
                                                                              =================

(a) For the Period from May 3, 2010 to December 31, 2010.


The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company (the "Company"), was established by the Company's Board of Directors on January 31, 1983 to support operations of the Company with respect to certain variable life insurance policies (the "Policies"). The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Massachusetts Division of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

Metropolitan Series Fund, Inc. ("MSF")*
American Funds Insurance Series ("American Funds")
Fidelity Variable Insurance Products ("Fidelity VIP")
Met Investors Series Trust ("MIST")*

*See Note 5 for discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business the Company may conduct.

2. LIST OF SUB-ACCOUNTS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the policy owner. The following Sub-Accounts had net assets as of December 31, 2010:

MSF Zenith Equity Sub-Account
MSF BlackRock Bond Income Sub-Account
MSF BlackRock Money Market Sub-Account
MSF MFS Total Return Sub-Account
MSF Met/Artisan Mid Cap Value Sub-Account
MSF FI Value Leaders Sub-Account
MSF Loomis Sayles Small Cap Core Sub-Account
MSF Davis Venture Value Sub-Account
MSF BlackRock Legacy Large Cap Growth Sub-Account
MSF Western Asset Management U.S. Government Sub-Account
MSF Western Asset Management Strategic Bond Opportunities Sub-Account MSF Jennison Growth Sub-Account
MSF Russell 2000 Index Sub-Account
MSF Artio International Stock Sub-Account
MSF Neuberger Berman Genesis Sub-Account
MSF MetLife Stock Index Sub-Account
MSF Barclays Capital Aggregate Bond Index Sub-Account
MSF Morgan Stanley EAFE Index Sub-Account
MSF MetLife Mid Cap Stock Index Sub-Account
MSF Loomis Sayles Small Cap Growth Sub-Account
MSF BlackRock Large Cap Value Sub-Account
MSF Neuberger Berman Mid Cap Value Sub-Account
MSF MFS Value Sub-Account
MSF T. Rowe Price Large Cap Growth Sub-Account
MSF T. Rowe Price Small Cap Growth Sub-Account
MSF Oppenheimer Global Equity Sub-Account
MSF BlackRock Aggressive Growth Sub-Account
MSF BlackRock Diversified Sub-Account
MSF MetLife Conservative Allocation Sub-Account
MSF MetLife Conservative to Moderate Allocation Sub-Account
MSF MetLife Moderate Allocation Sub-Account
MSF MetLife Moderate to Aggressive Allocation Sub-Account
MSF MetLife Aggressive Allocation Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Bond Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. LIST OF SUB-ACCOUNTS -- (CONTINUED)

Fidelity VIP Equity-Income Sub-Account
MIST T. Rowe Price Mid Cap Growth Sub-Account
MIST PIMCO Total Return Sub-Account
MIST RCM Technology Sub-Account
MIST Lazard Mid Cap Sub-Account
MIST Invesco Small Cap Growth Sub-Account
MIST Harris Oakmark International Sub-Account
MIST Legg Mason ClearBridge Aggressive Growth Sub-Account
MIST Clarion Global Real Estate Sub-Account
MIST MFS Research International Sub-Account
MIST Lord Abbett Bond Debenture Sub-Account
MIST Oppenheimer Capital Appreciation Sub-Account
MIST SSgA Growth ETF Sub-Account
MIST SSgA Growth and Income ETF Sub-Account
MIST PIMCO Inflation Protected Bond Sub-Account
MIST Legg Mason Value Equity Sub-Account
MIST BlackRock Large Cap Core Sub-Account
MIST Janus Forty Sub-Account
MIST Morgan Stanley Mid Cap Growth Sub-Account*

*This Sub-Account began operations during the year ended December 31, 2010.

3. PORTFOLIO CHANGES

The following Sub-Account ceased operations during the year ended December 31, 2010:

MSF FI Mid Cap Opportunities Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2010:

NAME CHANGES:

FORMER NAME                                  NEW NAME
-------------------------------------------- -----------------------------------------------
(MSF) BlackRock Strategic Value Portfolio    (MSF) Neuberger Berman Genesis Portfolio
(MIST) Met/AIM Small Cap Growth Portfolio    (MIST) Invesco Small Cap Growth Portfolio
(MIST) Legg Mason Partners Aggressive Growth (MIST) Legg Mason ClearBridge Aggressive Growth
  Portfolio                                    Portfolio

MERGER:

FORMER PORTFOLIO                             NEW PORTFOLIO
-------------------------------------------- -----------------------------------------------
(MSF) FI Mid Cap Opportunities Portfolio     (MIST) Morgan Stanley Mid Cap Growth Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
The Sub-Accounts' investment in shares of the portfolio, series or fund of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

SECURITY VALUATION -- (CONTINUED)
The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level
1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets.
Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

PREMIUM PAYMENTS
The Company deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to policy acquisition expenses. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts as of the end of the valuation period in which received, as provided in the prospectus. Net premiums are reported as premium payments received from policy owners on the statements of changes in net assets of the applicable Sub-Accounts and are credited as accumulation units.

NET TRANSFERS
Funds transferred by the policy owner into or out of the Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2010, the Separate Account adopted new guidance that requires new disclosures about significant transfers in and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about the level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Separate Account's financial statements.

Effective December 31, 2009, the Separate Account adopted new guidance on: (i) measuring the fair value of investments in certain entities that calculate a NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements about the nature and risks of investments measured at fair value on a recurring or non-recurring basis. As a result, the Separate Account classified all of its investments, which utilize a NAV to measure fair value, as Level 2 in the fair value hierarchy.

Effective April 1, 2009, the Separate Account adopted prospectively new guidance, which establishes general standards for accounting and disclosures of events that occur subsequent to the statements of assets and liabilities date but before financial statements are issued, as revised in February 2010. The Separate Account has provided the required disclosures, if any, in its financial statements.

Effective January 1, 2008, the Separate Account adopted new fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets measured at fair value. The adoption of this guidance did not have an impact on the fair value of items measured at fair value for each of the Sub-Accounts.

5. EXPENSES AND RELATED PARTY TRANSACTIONS

Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the net asset value per share of the underlying assets of the portfolio, series, or fund including daily charges against the Sub-Account for mortality and expense risk charges, where applicable, and any dividend or capital gain distributions from the portfolio, series or fund.

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations:

MORTALITY AND EXPENSE RISK -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2010:

Mortality and Expense Risk           0.00% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular policy.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONTINUED)

For some Policies, a Mortality and Expense Risk charge ranging from 0.10% to 0.90% and an Administrative charge of 0.35% is assessed on a monthly basis through the reduction in policy owner cash values. Other policy charges that are assessed through the reduction in policy owner cash values generally include: cost of insurance ("COI") charges, administrative charges, a policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the policy for the death benefit provided by the Company which may vary by policy based on underwriting criteria. Administrative charges range from $.02 to $.38 for every $1,000 of the policy face amount and are assessed per policy per month. Policy fees range from $0 to $25 and are assessed monthly depending on the policy and the policy year. In addition, the Policies impose a surrender charge if the policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 90% of the policy's target premium. Certain policies have an additional surrender charge that ranges from $0 to $5 per $1,000 of policy face amount. Most policies offer optional benefits that can be added to the policy by rider. The charge for riders that provide life insurance benefits can range from $0 to $500 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $.86 to $67.77 per $100 of the benefit provided. These charges are paid to the Company and are recorded as policy charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

Certain investments in the various portfolios of the MIST and MSF Trusts hold shares that are managed by MetLife Advisers, LLC, which acts in the capacity of investment advisor and is an indirect affiliate of the Company. On May 1, 2009, Met Investors Advisory, LLC, an indirect affiliate of the Company and previous manager of the MIST Trust, merged into MetLife Advisers, LLC.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS

                                                                                    FOR THE YEAR ENDED
                                                       AS OF DECEMBER 31, 2010      DECEMBER 31, 2010
                                                       ----------------------- ----------------------------
                                                                                  COST OF      PROCEEDS
                                                       SHARES      COST ($)    PURCHASES ($) FROM SALES ($)
                                                       ---------- ------------ ------------- --------------
MSF Zenith Equity Sub-Account                           1,430,432 515,552,032     8,109,060     46,628,124
MSF BlackRock Bond Income Sub-Account                    925,588  100,049,675     6,652,759     11,700,437
MSF BlackRock Money Market Sub-Account                   748,908   74,890,848    26,465,549    209,115,793
MSF MFS Total Return Sub-Account                         706,242   94,396,458     3,923,347     12,642,639
MSF Met/Artisan Mid Cap Value Sub-Account                580,506  118,153,826     1,675,125     10,096,981
MSF FI Value Leaders Sub-Account                         344,170   56,575,535     1,247,830      4,485,384
MSF Loomis Sayles Small Cap Core Sub-Account             598,810  117,246,706     1,073,073     14,548,915
MSF Davis Venture Value Sub-Account                     8,051,916 205,889,721     3,224,618     28,882,461
MSF BlackRock Legacy Large Cap Growth Sub-Account       6,213,269 124,305,453       989,851     17,039,293
MSF Western Asset Management U.S. Government
  Sub-Account                                            750,189    9,021,187     1,551,625      1,623,603
MSF Western Asset Management Strategic Bond
  Opportunities Sub-Account                             1,319,459  15,946,736     3,953,868      3,049,430
MSF Jennison Growth Sub-Account                          502,675    5,424,334       580,191        894,097
MSF Russell 2000 Index Sub-Account                      1,602,407  20,385,992     1,338,081      3,878,461
MSF Artio International Stock Sub-Account               2,899,570  30,608,115       984,558      3,787,078
MSF Neuberger Berman Genesis Sub-Account                3,246,307  50,060,677       904,948      4,265,527
MSF MetLife Stock Index Sub-Account                     4,832,888 142,757,582     3,927,705     14,895,109
MSF Barclays Capital Aggregate Bond Index Sub-Account  12,634,230 139,432,895   116,615,719      4,816,914
MSF Morgan Stanley EAFE Index Sub-Account               1,212,867  15,210,249     1,208,514      3,047,707
MSF MetLife Mid Cap Stock Index Sub-Account             1,410,634  17,820,838     1,346,568      2,458,871
MSF Loomis Sayles Small Cap Growth Sub-Account           610,404    5,443,381       749,508      1,298,461
MSF BlackRock Large Cap Value Sub-Account               1,035,964  11,652,956     1,117,542      1,325,724
MSF Neuberger Berman Mid Cap Value Sub-Account          1,606,449  30,776,594     1,549,045      3,574,503
MSF MFS Value Sub-Account                               1,048,996  12,488,957     1,669,881      1,565,958
MSF T. Rowe Price Large Cap Growth Sub-Account           573,255    7,712,915     1,299,832        855,590
MSF T. Rowe Price Small Cap Growth Sub-Account           364,858    5,000,950     1,395,820        882,293
MSF Oppenheimer Global Equity Sub-Account                529,684    7,472,887     2,329,303      2,056,440
MSF BlackRock Aggressive Growth Sub-Account              117,722    2,765,281       684,344        874,858
MSF BlackRock Diversified Sub-Account                    191,918    2,938,384       705,657        671,180
MSF MetLife Conservative Allocation Sub-Account          649,775    6,958,634     4,414,477      1,306,981
MSF MetLife Conservative to Moderate Allocation
  Sub-Account                                            872,391    9,023,019     4,202,485      1,795,808
MSF MetLife Moderate Allocation Sub-Account             3,718,186  38,802,291     8,719,218      4,206,205
MSF MetLife Moderate to Aggressive Allocation
  Sub-Account                                           4,787,724  50,772,294     6,230,079      9,732,951
MSF MetLife Aggressive Allocation Sub-Account            711,827    7,443,997     1,300,742      1,315,469
American Funds Growth Sub-Account                       3,142,370 160,655,037     3,687,573     21,703,878
American Funds Growth-Income Sub-Account                2,980,338 104,155,766     4,288,462      8,791,885
American Funds Global Small Capitalization Sub-Account  3,137,574  63,100,335     2,649,242      7,785,068
American Funds Bond Sub-Account                         1,166,834  12,458,198     3,033,014      2,636,481
Fidelity VIP Equity-Income Sub-Account                  5,097,981 114,148,477     2,937,148     11,266,922
MIST T. Rowe Price Mid Cap Growth Sub-Account           2,653,022  21,463,699     1,479,752      4,243,836
MIST PIMCO Total Return Sub-Account                    10,709,931 127,642,392    68,440,915     17,160,194
MIST RCM Technology Sub-Account                         1,900,471   8,126,811     1,180,573      1,378,350
MIST Lazard Mid Cap Sub-Account                          551,660    6,679,533       654,028      1,481,445
MIST Invesco Small Cap Growth Sub-Account                240,404    2,979,805       180,845        729,490
MIST Harris Oakmark International Sub-Account           3,471,449  50,687,153     4,296,616      4,978,506
MIST Legg Mason ClearBridge Aggressive Growth
  Sub-Account                                            428,646    2,873,451     1,368,206        999,463
MIST Clarion Global Real Estate Sub-Account             1,796,149  24,360,993     2,758,788      2,426,484
MIST MFS Research International Sub-Account            10,518,157 128,316,234     3,914,724     16,165,075
MIST Lord Abbett Bond Debenture Sub-Account             2,752,331  32,922,219     3,652,072      4,438,525
MIST Oppenheimer Capital Appreciation Sub-Account        167,116    1,168,785       186,159        166,147

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

6. STATEMENTS OF INVESTMENTS -- (CONTINUED)

                                                                                FOR THE YEAR ENDED
                                                   AS OF DECEMBER 31, 2010      DECEMBER 31, 2010
                                                   ----------------------- ----------------------------
                                                                              COST OF      PROCEEDS
                                                   SHARES    COST ($)      PURCHASES ($) FROM SALES ($)
                                                   --------- ------------- ------------- --------------
MIST SSgA Growth ETF Sub-Account                     260,248  2,491,482         852,508        410,417
MIST SSgA Growth and Income ETF Sub-Account          510,197  5,141,367       3,209,953        395,271
MIST PIMCO Inflation Protected Bond Sub-Account    1,193,587 13,069,883       5,280,481      3,178,729
MIST Legg Mason Value Equity Sub-Account           1,295,524 12,168,169         671,935        749,978
MIST BlackRock Large Cap Core Sub-Account            316,175  2,729,116         645,383        483,575
MIST Janus Forty Sub-Account                         209,113 14,313,750       3,118,613      2,728,184
MIST Morgan Stanley Mid Cap Growth Sub-Account (a) 1,732,140 17,450,902      18,812,047      1,418,553

(a) For the period May 3, 2010 to December 31, 2010.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees that are charged against the policy owner's cash value. Differences in the fee structures result in a variety of expense ratios and total returns.

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolio, series, or fund, and the investment income ratio to average net assets, for the respective stated periods in the five years ended December 31, 2010. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risk charged against the Sub-Account assets, where applicable, for each type of policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies as such charges will affect the actual cash values and benefits of the Policies.

                                                    AS OF
                                                  DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                  -------------- ------------------------------------------------
                                                                 INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                   INCOME        LOWEST TO         LOWEST TO
                                                  NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                  -------------- ------------- ---------------- -----------------
MSF Zenith Equity Sub-Account                2010 456,024,164        1.58        0.00 - 0.90       13.11 - 14.14
                                             2009 443,638,026        5.79        0.20 - 0.90       29.24 - 30.41
                                             2008 376,112,791        2.70        0.20 - 0.90    (39.08) - (38.52)
                                             2007 688,309,329        0.76        0.20 - 0.90         4.31 - 5.26
                                             2006 734,057,930        0.53        0.00 - 0.90         7.31 - 8.28
MSF BlackRock Bond Income Sub-Account        2010 100,232,236        3.95        0.00 - 0.90         7.37 - 8.34
                                             2009 101,112,788        7.11        0.20 - 0.90         8.49 - 9.47
                                             2008 109,299,291        5.22        0.20 - 0.90      (4.30) - (3.43)
                                             2007 126,621,372        3.31        0.20 - 0.90         5.34 - 6.29
                                             2006 135,026,897        5.70        0.00 - 0.90         3.48 - 4.41
MSF BlackRock Money Market Sub-Account       2010  74,836,337        0.01        0.00 - 0.90       (0.89) - 0.01
                                             2009 257,365,593        0.43        0.20 - 0.90       (0.48) - 0.42
                                             2008 274,303,548        2.80        0.20 - 0.90         1.97 - 2.89
                                             2007 261,581,445        4.94        0.20 - 0.90         4.09 - 5.04
                                             2006  98,569,401        4.66        0.00 - 0.90         3.88 - 4.81
MSF MFS Total Return Sub-Account             2010  91,840,770        3.05        0.00 - 0.90        9.09 - 10.08
                                             2009  94,616,514        4.41        0.20 - 0.90       17.54 - 18.60
                                             2008  90,118,925        3.64        0.20 - 0.90    (22.85) - (22.15)
                                             2007 128,431,968        2.19        0.20 - 0.90         3.44 - 4.38
                                             2006 135,222,422        3.59        0.00 - 0.90       11.21 - 12.21
MSF Met/Artisan Mid Cap Value Sub-Account    2010  98,195,102        0.76        0.00 - 0.90       14.01 - 15.04
                                             2009  94,117,099        1.15        0.20 - 0.90       40.30 - 41.56
                                             2008  74,291,633        0.39        0.20 - 0.90    (46.49) - (46.00)
                                             2007 157,882,498        0.57        0.20 - 0.90      (7.68) - (6.84)
                                             2006 193,589,963        0.31        0.00 - 0.90       11.45 - 12.45
MSF FI Value Leaders Sub-Account             2010  48,749,943        1.61        0.00 - 0.90       13.54 - 14.56
                                             2009  46,359,599        2.90        0.20 - 0.90       20.75 - 21.85
                                             2008  43,315,187        1.95        0.20 - 0.90    (38.95) - (38.50)
                                             2007  78,919,923        0.96        0.20 - 0.90         3.26 - 4.20
                                             2006  86,759,521        1.12        0.00 - 0.90       10.93 - 11.93
MSF Loomis Sayles Small Cap Core Sub-Account 2010 133,490,199        0.10        0.00 - 0.90       26.38 - 27.53
                                             2009 117,227,778        0.29        0.20 - 0.90       29.08 - 30.25
                                             2008 101,934,163         --         0.20 - 0.90    (36.47) - (35.89)
                                             2007 174,428,227        0.08        0.20 - 0.90       10.89 - 11.90
                                             2006 171,548,147         --         0.00 - 0.90       15.64 - 16.68

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                         AS OF
                                                       DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                       -------------- ------------------------------------------------
                                                                      INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                        INCOME        LOWEST TO         LOWEST TO
                                                       NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                       -------------- ------------- ---------------- -----------------
MSF Davis Venture Value Sub-Account               2010 251,582,635        1.03        0.00 - 0.90       11.00 - 12.00
                                                  2009 252,306,022        1.60        0.20 - 0.90       30.80 - 31.99
                                                  2008 214,256,548        1.37        0.20 - 0.90    (39.89) - (39.35)
                                                  2007 383,166,627        0.80        0.20 - 0.90         3.64 - 4.58
                                                  2006 391,428,706        0.83        0.00 - 0.90       13.56 - 14.58
MSF BlackRock Legacy Large Cap Growth Sub-Account 2010 170,535,619        0.23        0.00 - 0.90       16.92 - 19.82
                                                  2009 158,130,679        0.68        0.20 - 0.90       33.35 - 36.79
                                                  2008 129,720,981        0.45        0.20 - 0.90    (37.08) - (36.51)
                                                  2007 224,783,521        0.20        0.20 - 0.90       17.65 - 18.72
                                                  2006 210,532,191        0.12        0.00 - 0.90         3.20 - 4.13
MSF Western Asset Management U.S. Government      2010   9,114,088        2.70        0.00 - 0.90         4.78 - 5.81
  Sub-Account                                     2009   8,949,802        4.49        0.20 - 0.90         3.74 - 4.33
                                                  2008   8,118,034        4.39        0.20 - 0.90      (1.26) - (0.36)
                                                  2007   8,555,333        1.62        0.20 - 0.90         3.41 - 4.35
                                                  2006  23,111,882        1.96        0.00 - 0.90         3.23 - 4.16
MSF Western Asset Management Strategic Bond       2010  17,002,232        6.07        0.00 - 0.90       11.72 - 12.73
  Opportunities Sub-Account                       2009  15,164,958        6.64        0.20 - 0.90       31.04 - 32.22
                                                  2008  12,005,795        4.12        0.20 - 0.90    (15.78) - (15.01)
                                                  2007  15,153,416        2.75        0.20 - 0.90         3.10 - 4.03
                                                  2006  13,995,776        5.01        0.00 - 0.90         4.12 - 5.06
MSF Jennison Growth Sub-Account                   2010   6,084,336        0.59        0.00 - 0.90       10.63 - 11.63
                                                  2009   5,789,441        0.18        0.20 - 0.90       38.73 - 39.99
                                                  2008   4,512,970        2.48        0.20 - 0.90    (37.00) - (36.43)
                                                  2007   7,939,226        0.43        0.20 - 0.90       10.67 - 11.67
                                                  2006   7,744,244         --         0.00 - 0.90         1.84 - 2.76
MSF Russell 2000 Index Sub-Account                2010  21,334,669        1.11        0.00 - 0.90       25.78 - 26.92
                                                  2009  19,323,894        2.06        0.20 - 0.90       24.88 - 26.01
                                                  2008  16,940,477        1.27        0.20 - 0.90    (34.10) - (33.50)
                                                  2007  27,058,478        0.93        0.20 - 0.90      (2.40) - (1.51)
                                                  2006  27,456,436        0.86        0.00 - 0.90       16.91 - 17.96
MSF Artio International Stock Sub-Account         2010  28,928,635        1.58        0.00 - 0.90         6.25 - 7.21
                                                  2009  30,251,926        0.72        0.20 - 0.90       21.07 - 22.17
                                                  2008  26,094,744        3.17        0.20 - 0.90    (44.63) - (44.13)
                                                  2007  49,449,098        1.07        0.20 - 0.90        9.34 - 10.33
                                                  2006  49,321,383        1.49        0.00 - 0.90       15.45 - 16.49
MSF Neuberger Berman Genesis Sub-Account          2010  37,222,521        0.51        0.00 - 0.90       20.49 - 21.58
                                                  2009  34,009,004        1.14        0.20 - 0.90       12.14 - 13.15
                                                  2008  33,591,081        0.55        0.20 - 0.90    (38.96) - (38.40)
                                                  2007  63,338,831        0.31        0.20 - 0.90      (4.32) - (3.45)
                                                  2006  73,818,143        0.31        0.00 - 0.90       15.69 - 16.73
MSF MetLife Stock Index Sub-Account               2010 143,555,332        1.78        0.00 - 0.90       12.64 - 14.82
                                                  2009 138,028,869        2.79        0.20 - 0.90       26.24 - 28.14
                                                  2008 125,584,560        1.97        0.20 - 0.90    (37.67) - (37.10)
                                                  2007 221,661,531        1.05        0.20 - 0.90         4.29 - 5.23
                                                  2006 229,081,898        2.00        0.00 - 0.90       14.43 - 15.46

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              AS OF
                                                           DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                           -------------- ------------------------------------------------
                                                                          INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                            INCOME        LOWEST TO         LOWEST TO
                                                           NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                           -------------- ------------- ---------------- -----------------
MSF Barclays Capital Aggregate Bond Index Sub-Account 2010 141,026,063        4.38        0.00 - 0.90         5.10 - 6.05
                                                      2009  28,158,308        6.22        0.20 - 0.90         4.22 - 5.17
                                                      2008  28,481,153        4.55        0.20 - 0.90         5.04 - 5.99
                                                      2007  28,756,872        4.78        0.20 - 0.90         5.91 - 6.87
                                                      2006  29,998,745        4.36        0.00 - 0.90         3.19 - 4.12
MSF Morgan Stanley EAFE Index Sub-Account             2010  14,469,634        2.79        0.00 - 0.90         7.22 - 8.19
                                                      2009  15,683,392        4.28        0.20 - 0.90       27.52 - 28.67
                                                      2008  13,171,852        2.94        0.20 - 0.90    (42.60) - (42.08)
                                                      2007  22,127,994        1.95        0.20 - 0.90        9.82 - 10.82
                                                      2006  18,004,926        1.70        0.00 - 0.90       24.60 - 25.72
MSF MetLife Mid Cap Stock Index Sub-Account           2010  19,549,154        1.00        0.00 - 0.90       25.15 - 26.28
                                                      2009  16,707,749        1.83        0.20 - 0.90       35.77 - 36.99
                                                      2008  12,417,112        1.42        0.20 - 0.90    (36.75) - (36.17)
                                                      2007  19,029,722        0.76        0.20 - 0.90         6.81 - 7.78
                                                      2006  17,068,454        1.22        0.00 - 0.90        9.11 - 10.10
MSF Loomis Sayles Small Cap Growth Sub-Account        2010   5,920,466         --         0.00 - 0.90       30.53 - 31.71
                                                      2009   5,041,503         --         0.20 - 0.90       28.77 - 29.93
                                                      2008   3,508,118         --         0.20 - 0.90    (41.70) - (41.17)
                                                      2007   7,074,259         --         0.20 - 0.90         3.60 - 4.54
                                                      2006   7,303,723         --         0.00 - 0.90        9.03 - 10.01
MSF BlackRock Large Cap Value Sub-Account             2010  10,582,253        1.06        0.00 - 0.90         8.24 - 9.22
                                                      2009  10,012,485        1.57        0.20 - 0.90       10.22 - 11.21
                                                      2008   8,896,096        0.83        0.20 - 0.90    (35.48) - (34.90)
                                                      2007  11,919,419        0.93        0.20 - 0.90         2.46 - 3.39
                                                      2006   8,839,326        1.20        0.00 - 0.90       18.26 - 19.32
MSF Neuberger Berman Mid Cap Value Sub-Account        2010  32,184,569        0.85        0.00 - 0.90       25.18 - 26.31
                                                      2009  27,580,805        1.60        0.20 - 0.90       46.77 - 48.10
                                                      2008  20,009,802        0.86        0.20 - 0.90    (47.82) - (47.34)
                                                      2007  39,717,343        0.55        0.20 - 0.90         2.52 - 3.45
                                                      2006  38,343,907        0.50        0.00 - 0.90       10.46 - 11.45
MSF MFS Value Sub-Account                             2010  12,898,085        1.46        0.00 - 0.90       10.43 - 11.42
                                                      2009  11,687,734         --         0.20 - 0.90       19.74 - 20.82
                                                      2008   8,439,584        1.91        0.20 - 0.90    (34.06) - (33.46)
                                                      2007  12,298,691        0.79        0.20 - 0.90      (4.66) - (3.79)
                                                      2006  13,615,792        0.80        0.00 - 0.90       17.06 - 18.11
MSF T. Rowe Price Large Cap Growth Sub-Account        2010   8,617,337        0.26        0.00 - 0.90       16.00 - 17.05
                                                      2009   6,987,452        0.65        0.20 - 0.90       42.15 - 43.44
                                                      2008   5,244,491        0.58        0.20 - 0.90    (42.41) - (41.88)
                                                      2007   7,948,169        0.42        0.20 - 0.90         8.40 - 9.39
                                                      2006   5,704,830        0.42        0.00 - 0.90       12.23 - 13.24
MSF T. Rowe Price Small Cap Growth Sub-Account        2010   5,965,369         --         0.00 - 0.90       33.69 - 34.90
                                                      2009   4,044,605        0.34        0.20 - 0.90       37.72 - 38.97
                                                      2008   2,962,465         --         0.20 - 0.90    (36.77) - (36.19)
                                                      2007   4,225,349         --         0.20 - 0.90         8.87 - 9.86
                                                      2006   4,128,650         --         0.00 - 0.90         2.97 - 3.90

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                   AS OF
                                                                 DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                                 -------------- ------------------------------------------------
                                                                                INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                                  INCOME        LOWEST TO         LOWEST TO
                                                                 NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                                 -------------- ------------- ---------------- -----------------
MSF Oppenheimer Global Equity Sub-Account                 2010      8,171,114       1.45        0.00 - 0.90       15.19 - 16.23
                                                          2009      6,833,450       2.42        0.20 - 0.90       39.06 - 40.31
                                                          2008      4,452,138       2.22        0.20 - 0.90    (40.90) - (40.37)
                                                          2007      6,383,391       1.08        0.20 - 0.90         5.53 - 6.49
                                                          2006      5,131,307       2.33        0.00 - 0.90       15.55 - 16.59
MSF BlackRock Aggressive Growth Sub-Account               2010      3,159,357       0.07        0.00 - 0.90       14.27 - 15.30
                                                          2009      2,945,625       0.19        0.20 - 0.90       48.10 - 49.44
                                                          2008      1,657,805        --         0.20 - 0.90    (46.21) - (45.73)
                                                          2007      2,233,228        --         0.20 - 0.90       19.49 - 20.58
                                                          2006      1,262,834        --         0.00 - 0.90         5.77 - 6.73
MSF BlackRock Diversified Sub-Account                     2010      3,014,919       1.89        0.00 - 0.90         8.67 - 9.65
                                                          2009      2,749,051       5.13        0.20 - 0.90       16.25 - 17.30
                                                          2008      2,615,227       2.79        0.20 - 0.90    (25.47) - (24.79)
                                                          2007      3,548,106       2.37        0.20 - 0.90         4.94 - 5.90
                                                          2006      3,414,636       2.35        0.00 - 0.90        9.54 - 10.53
MSF MetLife Conservative Allocation Sub-Account           2010      7,463,887       3.70        0.00 - 0.90        9.35 - 10.34
                                                          2009      4,027,394       3.48        0.20 - 0.90       19.65 - 20.73
                                                          2008      3,651,569       1.10        0.20 - 0.90    (14.87) - (14.10)
                                                          2007      2,013,623        --         0.20 - 0.90         4.79 - 5.74
                                                          2006        961,858       2.62        0.00 - 0.90         6.30 - 7.25
MSF MetLife Conservative to Moderate Allocation           2010      9,905,313       3.26        0.00 - 0.90       10.78 - 11.78
  Sub-Account
                                                          2009      6,804,874       2.95        0.20 - 0.90       22.89 - 24.00
                                                          2008      4,379,229       1.19        0.20 - 0.90    (22.13) - (21.42)
                                                          2007      3,279,205        --         0.20 - 0.90         4.11 - 5.06
                                                          2006      1,654,340       1.51        0.00 - 0.90         8.79 - 9.77
MSF MetLife Moderate Allocation Sub-Account               2010     41,392,977       2.75        0.00 - 0.90       12.45 - 13.47
                                                          2009     33,217,938       3.17        0.20 - 0.90       25.71 - 26.84
                                                          2008     25,987,914       1.01        0.20 - 0.90    (29.08) - (28.43)
                                                          2007     29,192,086       0.20        0.20 - 0.90         3.61 - 4.55
                                                          2006     16,573,938       1.85        0.00 - 0.90       11.18 - 12.18
MSF MetLife Moderate to Aggressive Allocation Sub-Account 2010     52,356,073       2.34        0.00 - 0.90       13.86 - 14.89
                                                          2009     49,951,198       2.79        0.20 - 0.90       28.27 - 29.43
                                                          2008     37,391,113       0.83        0.20 - 0.90    (35.55) - (34.96)
                                                          2007     40,468,536       0.20        0.20 - 0.90         3.18 - 4.12
                                                          2006     21,764,488       0.94        0.00 - 0.90       13.53 - 14.55
MSF MetLife Aggressive Allocation Sub-Account             2010      7,618,568       1.23        0.00 - 0.90       14.82 - 15.85
                                                          2009      6,669,381       2.43        0.20 - 0.90       30.74 - 31.92
                                                          2008      4,931,373       0.77        0.20 - 0.90    (40.82) - (40.28)
                                                          2007      7,131,044       0.27        0.20 - 0.90         2.55 - 3.48
                                                          2006      3,293,718       0.72        0.00 - 0.90       15.03 - 16.07
American Funds Growth Sub-Account                         2010    170,692,510       0.71        0.00 - 0.90       17.62 - 18.68
                                                          2009    162,060,936       0.66        0.20 - 0.90       38.16 - 39.41
                                                          2008    127,756,199       0.80        0.20 - 0.90    (44.47) - (43.97)
                                                          2007    235,822,089       0.78        0.20 - 0.90       11.34 - 12.35
                                                          2006    211,963,175       0.81        0.00 - 0.90        9.23 - 10.22

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              AS OF
                                                            DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                            -------------- ------------------------------------------------
                                                                           INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                             INCOME        LOWEST TO         LOWEST TO
                                                            NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                            -------------- ------------- ---------------- -----------------
American Funds Growth-Income Sub-Account               2010 102,044,715        1.48        0.00 - 0.90       10.43 - 11.43
                                                       2009  97,408,026        1.61        0.20 - 0.90       30.07 - 31.24
                                                       2008  80,153,968        1.72        0.20 - 0.90    (38.41) - (37.85)
                                                       2007 131,971,932        1.54        0.20 - 0.90         4.10 - 5.04
                                                       2006 121,735,797        1.60        0.00 - 0.90       14.17 - 15.20
American Funds Global Small Capitalization Sub-Account 2010  66,963,488        1.72        0.00 - 0.90       21.32 - 22.41
                                                       2009  60,520,918        0.28        0.20 - 0.90       59.85 - 61.30
                                                       2008  40,586,683         --         0.20 - 0.90    (53.94) - (53.52)
                                                       2007  87,957,000        2.91        0.20 - 0.90       20.33 - 21.43
                                                       2006  66,602,309        0.46        0.00 - 0.90       22.95 - 24.05
American Funds Bond Sub-Account                        2010  12,310,904        2.96        0.00 - 0.90         5.49 - 6.44
  (Commenced 5/1/2006)                                 2009  11,500,823        3.32        0.20 - 0.90       11.60 - 12.61
                                                       2008   9,026,087        5.63        0.20 - 0.90     (10.16) - (9.35)
                                                       2007   9,806,449        9.07        0.20 - 0.90         2.40 - 3.33
                                                       2006   3,132,932        0.57        0.00 - 0.90         5.32 - 5.95
Fidelity VIP Equity-Income Sub-Account                 2010  96,954,000        1.81        0.00 - 0.90       14.12 - 15.15
                                                       2009  93,824,853        2.28        0.20 - 0.90       29.04 - 30.21
                                                       2008  81,257,307        2.39        0.20 - 0.90    (43.17) - (42.65)
                                                       2007 160,705,816        1.75        0.20 - 0.90         0.62 - 1.53
                                                       2006 175,481,284        3.32        0.00 - 0.90       19.12 - 20.19
MIST T. Rowe Price Mid Cap Growth Sub-Account          2010  26,245,833         --         0.00 - 0.90       26.93 - 28.07
                                                       2009  23,004,193         --         0.20 - 0.90       44.54 - 45.85
                                                       2008  15,783,548        0.07        0.20 - 0.90    (40.17) - (39.62)
                                                       2007  25,194,308        0.23        0.20 - 0.90       16.79 - 17.85
                                                       2006  21,555,907         --         0.00 - 0.90         5.61 - 6.56
MIST PIMCO Total Return Sub-Account                    2010 133,478,171        4.00        0.00 - 0.90         7.44 - 8.41
                                                       2009  78,686,535        7.42        0.20 - 0.90       17.33 - 18.39
                                                       2008  64,622,519        3.91        0.20 - 0.90       (0.27) - 0.64
                                                       2007  58,359,575        3.62        0.20 - 0.90         6.88 - 7.85
                                                       2006  46,125,778        2.55        0.00 - 0.90         3.87 - 4.80
MIST RCM Technology Sub-Account                        2010   9,303,506         --         0.00 - 0.90       27.12 - 28.27
                                                       2009   7,423,249         --         0.20 - 0.90       57.74 - 59.17
                                                       2008   4,085,556       13.22        0.20 - 0.90    (44.75) - (44.25)
                                                       2007   5,928,264         --         0.20 - 0.90       30.48 - 31.67
                                                       2006   3,796,537         --         0.00 - 0.90         4.54 - 5.48
MIST Lazard Mid Cap Sub-Account                        2010   6,284,997        1.07        0.00 - 0.90       22.15 - 23.25
                                                       2009   5,903,359        1.38        0.20 - 0.90       35.92 - 37.14
                                                       2008   4,876,754        1.27        0.20 - 0.90    (38.71) - (38.15)
                                                       2007   8,530,473        0.64        0.20 - 0.90      (3.35) - (2.47)
                                                       2006   6,762,364        0.53        0.00 - 0.90       13.85 - 14.87
MIST Invesco Small Cap Growth Sub-Account              2010   3,399,620         --         0.00 - 0.90       25.34 - 26.47
                                                       2009   3,190,548         --         0.20 - 0.90       33.01 - 34.21
                                                       2008   2,922,431         --         0.20 - 0.90    (39.15) - (38.60)
                                                       2007   5,139,211         --         0.20 - 0.90       10.40 - 11.40
                                                       2006   4,548,438         --         0.00 - 0.90       12.89 - 13.91

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

7. FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                 AS OF
                                                               DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                               -------------- ------------------------------------------------
                                                                              INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                                INCOME        LOWEST TO         LOWEST TO
                                                               NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                               -------------- ------------- ---------------- -----------------
MIST Harris Oakmark International Sub-Account     2010          47,817,814        2.07        0.00 - 0.90       15.63 - 16.67
                                                  2009          42,527,479        7.97        0.20 - 0.90       54.07 - 55.46
                                                  2008          28,218,091        2.01        0.20 - 0.90    (41.25) - (40.72)
                                                  2007          55,058,740        0.93        0.20 - 0.90      (1.75) - (0.86)
                                                  2006          49,487,138        2.51        0.00 - 0.90       28.05 - 29.20
MIST Legg Mason ClearBridge Aggressive Growth     2010           3,231,499        0.07        0.00 - 0.90       22.94 - 24.05
  Sub-Account
                                                  2009           2,285,854        0.12        0.20 - 0.90       32.26 - 33.45
                                                  2008           1,714,905        0.01        0.20 - 0.90    (39.50) - (38.95)
                                                  2007           2,810,910        0.23        0.20 - 0.90         1.68 - 2.60
                                                  2006           2,888,496         --         0.00 - 0.90      (2.48) - (1.60)
MIST Clarion Global Real Estate Sub-Account       2010          18,361,981        8.25        0.00 - 0.90       15.24 - 16.28
                                                  2009          16,832,855        3.52        0.20 - 0.90       33.91 - 35.12
                                                  2008          13,417,373        2.05        0.20 - 0.90    (42.08) - (41.56)
                                                  2007          23,578,148        1.11        0.20 - 0.90    (15.56) - (14.79)
                                                  2006          24,808,259        1.05        0.00 - 0.90       36.67 - 37.90
MIST MFS Research International Sub-Account       2010         108,046,291        1.92        0.00 - 0.90       10.65 - 11.65
                                                  2009         110,984,361        3.46        0.20 - 0.90       30.75 - 31.93
                                                  2008          96,425,083        0.46        0.20 - 0.90    (41.77) - (42.25)
                                                  2007          22,084,791        1.44        0.20 - 0.90       12.58 - 13.60
                                                  2006          10,510,490        1.49        0.00 - 0.90       25.78 - 26.91
MIST Lord Abbett Bond Debenture Sub-Account       2010          35,707,431        6.44        0.00 - 0.90       12.16 - 13.18
                                                  2009          34,404,418        7.73        0.20 - 0.90       35.89 - 37.12
                                                  2008          29,153,548        4.37        0.20 - 0.90    (19.13) - (18.40)
                                                  2007          39,360,830        5.37        0.20 - 0.90         5.89 - 6.85
                                                  2006          36,899,321        6.78        0.00 - 0.90         8.38 - 9.35
MIST Oppenheimer Capital Appreciation Sub-Account 2010           1,029,123        0.65        0.00 - 0.90         8.70 - 9.68
                                                  2009             925,105         --         0.20 - 0.90       42.73 - 44.02
                                                  2008             588,826        3.72        0.20 - 0.90    (46.29) - (45.80)
                                                  2007             900,150        0.10        0.20 - 0.90       13.42 - 14.45
                                                  2006             332,971        0.28        0.00 - 0.90         6.85 - 7.81
MIST SSgA Growth ETF Sub-Account                  2010           2,882,488        1.54        0.00 - 0.90       13.35 - 14.37
  (Commenced 5/1/2006)                            2009           2,135,805        1.03        0.20 - 0.90       28.34 - 29.51
                                                  2008             536,030        1.85        0.20 - 0.90    (33.44) - (32.84)
                                                  2007             817,206         --         0.20 - 0.90         5.02 - 5.76
                                                  2006              90,720        6.20        0.00 - 0.90         7.06 - 7.70
MIST SSgA Growth and Income ETF Sub-Account       2010           5,842,153        1.28        0.00 - 0.90       11.60 - 12.61
  (Commenced 5/1/2006)                            2009           2,510,432        1.88        0.20 - 0.90       23.84 - 24.96
                                                  2008             463,003        1.80        0.20 - 0.90    (25.54) - (24.87)
                                                  2007             540,137         --         0.20 - 0.90         4.81 - 5.97
                                                  2006              38,714        8.25        0.00 - 0.90         6.68 - 7.31
MIST PIMCO Inflation Protected Bond Sub-Account   2010          13,627,491        2.39        0.00 - 0.90         6.84 - 8.00
  (Commenced 5/1/2006)                            2009          11,179,291        3.63        0.20 - 0.90       16.69 - 18.37
                                                  2008           7,360,241        3.34        0.20 - 0.90      (7.46) - (6.62)
                                                  2007           1,579,874        1.02        0.20 - 0.90       10.08 - 11.08
                                                  2006             164,158         --         0.00 - 0.90       (0.42) - 0.46

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
OF NEW ENGLAND LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)

7. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

                                                       AS OF
                                                    DECEMBER 31          FOR THE YEAR ENDED DECEMBER 31
                                                    -------------- ------------------------------------------------
                                                                   INVESTMENT(1) EXPENSE RATIO(2)  TOTAL RETURN(3)
                                                                     INCOME        LOWEST TO         LOWEST TO
                                                    NET ASSETS ($) RATIO (%)      HIGHEST (%)      HIGHEST (%)
                                                    -------------- ------------- ---------------- -----------------
MIST Legg Mason Value Equity Sub-Account       2010    8,459,192       2.22        0.00 - 0.90         6.88 - 7.85
  (Commenced 5/1/2006)                         2009    8,101,902       1.84        0.20 - 0.90       36.55 - 37.79
                                               2008    6,159,595       0.33        0.20 - 0.90    (54.94) - (54.43)
                                               2007   15,132,086        --         0.20 - 0.90      (6.57) - (5.72)
                                               2006   17,155,617       0.21        0.00 - 0.90         7.71 - 8.35
MIST BlackRock Large Cap Core Sub-Account      2010    2,737,804       1.29        0.00 - 0.90       11.97 - 12.73
  (Commenced 4/30/2007)                        2009    2,299,746       1.41        0.20 - 0.90       18.36 - 19.43
                                               2008    1,487,494       0.69        0.20 - 0.90    (37.68) - (37.12)
                                               2007    2,059,411        --         0.20 - 0.90         5.67 - 6.63
MIST Janus Forty Sub-Account                   2010   14,590,838       1.78        0.00 - 0.90        9.68 - 18.72
  (Commenced 4/30/2007)                        2009   13,203,931        --         0.20 - 0.90       41.93 - 43.21
                                               2008    7,847,106       5.09        0.20 - 0.90    (42.38) - (41.85)
                                               2007    4,356,751        --         0.20 - 0.90       26.05 - 27.09
MIST Morgan Stanley Mid Cap Growth Sub-Account 2010   20,615,489        --         0.00 - 0.90       27.94 - 29.09
  (Commenced 5/3/2010)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude mortality and expense risk charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Sub-Account invests.

(2) These amounts represent the annualized policy expenses of each of the applicable Sub-Accounts, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expense of the underlying portfolio have been excluded.

(3) The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum return, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

                            ZENITH FLEXIBLE LIFE 2001
                            ZENITH FLEXIBLE LIFE 2002
                           FLEXIBLE PREMIUM ADJUSTABLE
                        VARIABLE LIFE INSURANCE POLICIES
                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT
                  ISSUED BY NEW ENGLAND LIFE INSURANCE COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION
                                    (PART B)


                                   MAY 1, 2011


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectuses dated April 28, 2008, as supplemented, and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation, 1095 Avenue of the Americas, New York, New York 10036.

VL-188-10


                                      SAI-1

                                TABLE OF CONTENTS


                                                                          PAGE
                                                                         ------
GENERAL INFORMATION AND HISTORY.......................................    SAI-3
  The Company.........................................................    SAI-3
  The Variable Account................................................    SAI-3
DISTRIBUTION OF THE POLICIES..........................................    SAI-3
ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES............    SAI-4
  Dollar Cost Averaging...............................................    SAI-4
  Asset Rebalancing...................................................    SAI-4
  Payment of Proceeds.................................................    SAI-6
  Payment Options.....................................................    SAI-6
ADDITIONAL INFORMATION ABOUT CHARGES..................................    SAI-7
  Group or Sponsored Arrangements.....................................    SAI-7
POTENTIAL CONFLICTS OF INTEREST.......................................    SAI-7
LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY......................    SAI-7
MISSTATEMENT OF AGE OR SEX............................................    SAI-7
REPORTS...............................................................    SAI-8
PERSONALIZED ILLUSTRATIONS............................................    SAI-8
PERFORMANCE DATA......................................................    SAI-8
INVESTMENT ADVICE.....................................................    SAI-8
REGISTRATION STATEMENT................................................   SAI-11
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.........................   SAI-11
FINANCIAL STATEMENTS..................................................   SAI-11





                                      SAI-2

                         GENERAL INFORMATION AND HISTORY

THE COMPANY

     New England Life Insurance Company ("NELICO") was organized as a stock life insurance company in Delaware on September 9, 1980 and is licensed to sell life insurance in all states and the District of Columbia. Originally, NELICO was a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into Metropolitan Life Insurance Company ("MetLife"), a life insurance company whose principal office is 200 Park Avenue, New York, New York 10166. MetLife then became the parent of NELICO. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. MetLife, Inc., through its affiliates and subsidiaries, is a leading provider of insurance and other financial services to a broad spectrum of individual and institutional customers. In connection with the merger, NELICO changed its name from "New England Variable Life Insurance Company" to "New England Life Insurance Company" and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. NELICO's Home Office is located at 501 Boylston Street, Boston, Massachusetts 02116.


     MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2010, the capital and surplus of NELICO was in excess of these minimum capital and surplus levels. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support.


THE VARIABLE ACCOUNT

     We established the Variable Account as a separate investment account on January 31, 1983 under Delaware law. It became subject to Massachusetts law when we changed our domicile to Massachusetts on August 30, 1996. The Variable Account is the funding vehicle for the Policies, and other NELICO variable life insurance policies; these other policies impose different costs, and provide different benefits, from the Policies. The Variable Account meets the definition of a "separate account" under Federal securities laws, and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. Registration with the SEC does not involve SEC supervision of the Variable Account's management or investments. However, the Massachusetts Insurance Commissioner regulates NELICO and the Variable Account, which are also subject to the insurance laws and regulations where the Policies are sold.

                          DISTRIBUTION OF THE POLICIES

     The Policies are no longer offered for sale.


     New England Securities Corporation ("Distributor") serves as principal underwriter for the Policies. Distributor is a Massachusetts corporation organized in 1968 and a wholly-owned subsidiary of the Company, and its principal business address is located at 1095 Avenue of the Americas, New York, New York 10036. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority. Distributor is not a member of the Securities Investor Protection Corporation. Distributor may enter into selling agreements with other broker-dealers ("selling firms") and compensate them for their services. Sales representatives are appointed as our insurance agents.



                                      SAI-3

     Distributor received sales compensation with respect to the Variable Account in the following amounts during the periods indicated:


                                                                         AGGREGATE AMOUNT OF
                                              AGGREGATE AMOUNT OF      COMMISSIONS RETAINED BY
                                                  COMMISSIONS        DISTRIBUTOR AFTER PAYMENTS
FISCAL YEAR                                   PAID TO DISTRIBUTOR         TO SELLING FIRMS
-----------                                   -------------------    --------------------------
2010.......................................       $24,532,742                    $0
2009.......................................       $27,964,928                    $0
2008.......................................       $50,630,845                    $0



     Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Policies. Under the distribution arrangement, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

DOLLAR COST AVERAGING FOR ZENITH FLEXIBLE LIFE 2001 POLICIES

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower than average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on any selected business day of each period (or if not a day when the New York Stock Exchange is open, the next such day), from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). We limit your allocation of cash value to no more than 10 accounts (including the Fixed Account) at any one time. You must transfer a minimum of $100 to each account that you select under this feature. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of 12 per Policy year, we reserve the right to count transfers made under the dollar cost averaging program against the total number of transfers allowed in a Policy year. You can select the dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the asset rebalancing program. You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop or there no longer is sufficient cash value in the Sub-Account from which you are transferring. There is no extra charge for this feature. We may offer enhancements in the future. We reserve the right to suspend dollar cost averaging at any time.

ASSET REBALANCING FOR ZENITH FLEXIBLE LIFE 2001 POLICIES

     We plan to offer an asset rebalancing program for cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. An asset rebalancing program automatically reallocates your cash value among the Sub-Accounts periodically to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer cash value from those Sub-Accounts that have increased in value to those that have declined, or not increased as much, in value. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     When available, you can select the asset rebalancing program when you apply for the Policy or at a later date by contacting your registered representative. You specify the percentage allocations by which your cash value will be reallocated among the Sub-Accounts. You may not participate in the asset rebalancing program while you are participating in the dollar cost averaging program. On the last day of each period on which the New York Stock Exchange is open, we will transfer cash value among the Sub-Accounts as necessary to return the allocation to your specifications. Asset rebalancing will continue until you notify us in writing or by telephone at our Designated Office. If, in the future, we exercise our right to limit the number of transfers, or to impose a $25 charge for transfers in excess of

                                      SAI-4

12 per Policy year, we reserve the right to count transfers made under the asset rebalancing program against the total number of transfers allowed in a Policy year. There is no extra charge for this feature. Ask your registered representative about the availability of this feature.

DOLLAR COST AVERAGING FOR ZENITH FLEXIBLE LIFE 2002 POLICIES

     You may select an automated transfer privilege called dollar cost averaging, under which the same dollar amount is transferred to selected Sub-Accounts (and/or the Fixed Account) periodically. Over time, more purchases of Eligible Fund shares are made when the value of those shares is low, and fewer shares are purchased when the value is high. As a result, a lower average cost of purchases may be achieved over the long term. This plan of investing allows you to take advantage of investment fluctuations, but does not assure a profit or protect against a loss in declining markets.

     Under this feature, you may request that a certain amount of your cash value be transferred on a monthly basis from any one Sub-Account to one or more of the other Sub-Accounts (and/or the Fixed Account). You must transfer a minimum of $100 to each account that you select under this feature. If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per Policy year, transfers made under the dollar cost averaging program will not count against the total number of transfers allowed in a Policy year nor be subject to any charge. You can select a dollar cost averaging program when you apply for the Policy or at a later date by contacting your registered representative. You may not participate in the dollar cost averaging program while you are participating in the portfolio rebalancing program. (See "Portfolio Rebalancing" below). You can cancel your use of the dollar cost averaging program at any time before a transfer date. Transfers will continue until you notify us to stop. Transfers will be suspended in any month in which there is insufficient cash value in the Sub-Account you selected as the source for the transfers, but will resume once there is sufficient cash value. There is no extra charge for this feature. We reserve the right to suspend dollar cost averaging at any time.

PORTFOLIO REBALANCING FOR ZENITH FLEXIBLE LIFE 2002 POLICIES

     You can select a portfolio rebalancing program for your cash value. Cash value allocated to the Sub-Accounts can be expected to increase or decrease at different rates. A portfolio rebalancing program automatically reallocates your cash value among the Sub-Accounts and the Fixed Account periodically to return the allocation to the allocation percentages you specify. Portfolio rebalancing is intended to transfer cash value from those accounts that have increased in value to those that have declined, or not increased as much, in value. Portfolio rebalancing does not guarantee profits, nor does it assure that you will not have losses.

     There are two methods of rebalancing available--periodic and variance.

     PERIODIC REBALANCING. Under this option you elect a frequency (monthly, quarterly, semi-annually or annually), measured from the Policy anniversary. On each date elected, we will rebalance the accounts by generating transfers to reallocate the cash value according to the investment percentages elected. You can exclude specific accounts from being rebalanced.

     VARIANCE REBALANCING. Under this option you elect a specific allocation percentage for the Fixed Account and each Sub-Account of the Variable Account. For each such account, the allocation percentage (if not zero) must be a whole percentage. You also elect a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific accounts from being rebalanced. On each monthly anniversary we will review the current account balances to determine whether any balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any account is outside of the variance range, we will generate transfers to rebalance all of the specified accounts back to the predetermined percentages.

     If we exercise our right to limit the number of transfers in the future, or to impose a charge for transfers in excess of 12 per policy year, transfers resulting from portfolio rebalancing will not count against the total number of transfers allowed in a Policy year, nor be subject to any charge.

     You may elect either form of portfolio rebalancing by specifying it on the Policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to us under our administrative rules.


                                      SAI-5

     Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging. (See "Dollar Cost Averaging".) There is no charge for this feature. We reserve the right to suspend portfolio rebalancing at any time.

PAYMENT OF PROCEEDS

     We may delay payment while we consider whether to contest the Policy. We pay interest on the death benefit proceeds from the date they become payable to the date we pay them.

     Normally we promptly make payments of cash value, or of any loan value available, from cash value in the Fixed Account. However, we may delay those payments for up to six months. We pay interest in accordance with state insurance law requirements on delayed payments.

PAYMENT OPTIONS

     We pay the Policy's death benefit and net cash value in one sum unless you or the payee choose a payment option for all or part of the proceeds. You can choose a combination of payment options. You can make, change or revoke the selection of payee or payment option before the death of the insured. You can contact your registered representative or our Designated Office for the procedure to follow. (See "Receipt of Communications and Payments at NELICO's Designated Office" in the prospectus.) The payment options available are fixed benefit options only and are not affected by the investment experience of the Variable Account. Once payments under an option begin, withdrawal rights may be restricted. Even if the death benefit under the Policy is excludible from income, payments under Payment Options may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Payment Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under Payment Options.

     The following payment options are available:

     (i) INCOME FOR A SPECIFIED NUMBER OF YEARS. We pay proceeds in equal monthly installments for up to 30 years, with interest at a rate not less than 3.0% a year, compounded yearly. Additional interest that we pay for any year is added to the monthly payments for that year.

     (ii) LIFE INCOME. We pay proceeds in equal monthly installments (i) during the life of the payee, (ii) for the longer of the life of the payee or 10 years, or (iii) for the longer of the life of the payee or 20 years.

     (iii) LIFE INCOME WITH REFUND. We pay proceeds in equal monthly installments during the life of the payee. At the payee's death, we pay any unpaid proceeds remaining either in one sum or in equal monthly installments until we have paid the total proceeds.

     (iv) INTEREST. We hold proceeds for the life of the payee or another agreed upon period. We pay interest of at least 3.5% a year monthly or add it to the principal annually. At the death of the payee, or at the end of the period agreed to, we pay the balance of principal and any interest in one sum.

     (v) SPECIFIED AMOUNT OF INCOME. We pay proceeds plus accrued interest of at least 3.5% a year in an amount and at a frequency elected until we have paid total proceeds. We pay any amounts unpaid at the death of the payee in one sum.

     (vi) LIFE INCOME FOR TWO LIVES. We pay proceeds in equal monthly installments (i) while either of two payees is living, (ii) for the longer of the life of the surviving payee or 10 years, or (iii) while the two payees are living and, after the death of one payee, we pay two-thirds of the monthly amount for the life of the surviving payee.

     You need our consent to use an option if the installment payments would be less than $20.


                                      SAI-6

                      ADDITIONAL INFORMATION ABOUT CHARGES

GROUP OR SPONSORED ARRANGEMENTS

     We may issue the Policies to group or sponsored arrangements, as well as on an individual basis. A "group arrangement" includes a situation where a trustee, employer or similar entity purchases individual Policies covering a group of individuals. Examples of such arrangements are non-qualified deferred compensation plans. A "sponsored arrangement" includes a situation where an employer or an association permits group solicitation of its employees or members for the purchase of individual Policies.

     We may waive, reduce or vary any Policy charges under Policies sold to a group or sponsored arrangement. We may also raise the interest rate credited to loaned amounts under these Policies. The amount of the variations and our eligibility rules may change from time to time. In general, they reflect cost savings over time that we anticipate for Policies sold to the eligible group or sponsored arrangements and relate to objective factors such as the size of the group, its stability, the purpose of the funding arrangement and characteristics of the group members. These variations of charges do not apply to Policies sold in New York other than Policies sold to non-qualified deferred compensation plans of various types. Consult your registered representative for any variations that may be available and appropriate for your case.

     We may allow you to purchase the Policy, in exchange for certain fixed-benefit life insurance policies issued by New England Mutual, NELICO or NELICO's affiliates, without a deduction for any sales charge from the amount of net cash value that you transfer to the Policy. Eligibility conditions apply. Your registered representative can advise you regarding terms and availability of these programs.

                         POTENTIAL CONFLICTS OF INTEREST

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected Sub-Accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

                LIMITS TO NELICO'S RIGHT TO CHALLENGE THE POLICY

     Generally, we can challenge the validity of your Policy or a rider during the insured's lifetime for two years (or less, if required by state law) from the date of issue, based on misrepresentations made in the application. We can challenge the portion of the death benefit resulting from an underwritten premium payment for two years during the insured's lifetime from receipt of the premium payment. However, if the insured dies within two years of the date of issue, we can challenge all or part of the Policy at any time based on misrepresentations in the application.

                           MISSTATEMENT OF AGE OR SEX

     If we determine, while the insured is still living, that there was a misstatement of age or sex in the application, the Policy values and charges will be recalculated from the issue date based on the correct information. If, after the death of the insured, we determine that the application misstates the insured's age or sex, the Policy's death benefit is the amount that the most recent Monthly Deduction which was made would provide, based on the insured's correct age and, if the Policy is sex-based, correct sex.


                                      SAI-7

                                     REPORTS

     We will send you an annual statement showing your Policy's death benefit, cash value and any outstanding Policy loan principal. We will also confirm Policy loans, account transfers, lapses, surrenders and other Policy transactions when they occur.

     You will be sent periodic reports containing the financial statements of the Eligible Funds.

                           PERSONALIZED ILLUSTRATIONS

     We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, net cash value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.

     The illustrated death benefit, net cash value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.

                                PERFORMANCE DATA

     We may provide information concerning the historical investment experience of the Sub-Accounts, including average annual net rates of return for periods of one, three, five, and ten years, as well as average annual net rates of return and total net rates of return since inception of the Eligible Funds. These net rates of return represent past performance and are not an indication of future performance. Cost of insurance, sales, premium tax, and administrative charges, which can significantly reduce the return to the Policy Owner, are not reflected in these rates. The rates of return reflect the fees and expenses of the underlying Eligible Funds and, for Zenith Flexible Life 2001 policies only, the mortality and expense risk charge. The net rates of return show performance from the inception of the Eligible Funds, which in some instances, may precede the inception date the corresponding Sub-Account.

                                INVESTMENT ADVICE

     The Variable Account invests in the Portfolios of the Metropolitan Series Fund, Inc. ("Met Series Fund"), the Met Investors Series Trust, and other unaffiliated open-end management investment companies that serve as investment vehicles for variable life and variable annuity separate accounts. MetLife Advisers, LLC ("MetLife Advisers"), as the adviser to the Met Series Fund and the Met Investors Series Trust, may, from time to time, replace the sub-adviser of a Portfolio with a new sub-adviser. A number of sub-adviser changes have been made with respect to the Portfolios in which the Variable Account invests.

     MetLife Advisers (formerly known as New England Investment Management, Inc. which was formerly known as TNE Advisers, Inc.) became the investment adviser to the Portfolios of the Met Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the investment adviser for all Portfolios of the Met Series Fund. On May 1, 2009, MetLife Advisers became the investment adviser to the Portfolios of the Met Investors Series Trust.


                                      SAI-8

     MetLife Advisers was also the investment adviser to each of the Series of the New England Zenith Fund ("Zenith Fund") until May 1, 2003, the date on which each Series became a Portfolio of the Met Series Fund. MetLife Advisers had been the adviser to all Series of the Zenith Fund since 1994, with the following exceptions: in the case of the Back Bay Advisors Money Market Series (currently, the BlackRock Money Market Portfolio), the Back Bay Advisors Bond Income Series (currently, the BlackRock Bond Income Portfolio), the Westpeak Value Growth Series (currently, the FI Value Leaders Portfolio), the Loomis Sayles Small Cap Series (currently the Loomis Sayles Small Cap Core Portfolio) and the Loomis Sayles Avanti Growth Series (currently, the Met/Artisan Mid Cap Value Portfolio), MetLife Advisers became the adviser on May 1, 1995; and, in the case of the Capital Growth Series (currently, the Zenith Equity Portfolio), MetLife Advisers became the adviser on May 1, 2001.

     Met Investors Advisory, LLC (formerly known as Met Investors Advisory Corp. which was formerly known as Security First Investment Management) became the investment adviser for the Portfolios of the Met Investors Series Trust on February 12, 2001. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers.

     The following is the sub-adviser history of the Met Series Fund Portfolios that, prior to May 1, 2003, were Series of the Zenith Fund:

     The sub-adviser to the FI Value Leaders Portfolio (formerly, the FI Structured Equity Portfolio which was formerly the Westpeak Growth and Income Series which was formerly the Westpeak Value Growth Series) was Westpeak Investment Advisors, L.P. until May 1, 2002, when Fidelity Management & Research Company became the sub-adviser. The sub-adviser to the BlackRock Money Market Portfolio (formerly, the State Street Research Money Market Portfolio which was formerly the Back Bay Advisors Money Market Series) and the BlackRock Bond Income Portfolio (formerly, the State Street Research Bond Income Portfolio which was formerly the Back Bay Advisors Bond Income Series) was Back Bay Advisors, L.P. until July 1, 2001, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser to these Portfolios on January 31, 2005. The sub-adviser to the MFS Total Return Portfolio (formerly, the Back Bay Advisors Managed Series) was Back Bay Advisors, L.P. until July 1, 2001 when Massachusetts Financial Services Company became the sub-adviser. The sub-adviser to Met/Artisan Mid Cap Value Portfolio (formerly the Harris Oakmark Focused Value Portfolio which was formerly, the Harris Oakmark Mid Cap Value Series which was formerly the Goldman Sachs Midcap Value Series which was formerly the Loomis Sayles Avanti Growth Series) was Loomis, Sayles and Company, L.P. until May 1, 1998, when Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., became the sub-adviser; Harris Associates L.P. became the sub-adviser on May 1, 2000 and Artisan Partners Limited Partnership became the sub-adviser on May 1, 2009. The sub-adviser to the Balanced Portfolio (formerly, the Loomis Sayles Balanced Series) was Loomis, Sayles and Company, L.P. until May 1, 2000, when Wellington Management Company(R), LLP became the sub-adviser. On or about April 30, 2004, the Balanced Portfolio merged with and into the MFS Total Return Portfolio and the Balanced Portfolio ceased to exist. The sub-adviser to the Westpeak Stock Index Series, which was replaced by the MetLife Stock Index Portfolio on April 27, 2001 and was formerly known as the Stock Index Series, was Back Bay Advisors, L.P. until August 1, 1993, when Westpeak Investment Advisors, L.P. became the sub-adviser.

     Prior to May 1, 2002, Capital Growth Management Limited Partnership was the sub-adviser to the Zenith Equity Portfolio. As of May 1, 2002, Capital Growth Management Limited Partnership ceased to be the sub-adviser to the Zenith Equity Portfolio and at that time, the Zenith Equity Portfolio became a "fund of funds" that invests equally in two Portfolios of the Met Series Fund, i.e., the FI Value Leaders Portfolio and the Jennison Growth Portfolio, and one Portfolio of the Met Investors Series Trust, i.e., the Pioneer Fund Portfolio. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.

     The sub-adviser to the BlackRock Legacy Large Cap Growth Portfolio (formerly, the State Street Research Large Cap Growth Portfolio which was formerly the Alger Equity Growth Portfolio) was Fred Alger Management, Inc. until May 1, 2004, when State Street Research & Management Company became the sub-adviser; BlackRock Advisors, Inc. became the sub-adviser on January 31, 2005. Effective May 4, 2009, the FI Large Cap Portfolio merged with and into BlackRock Legacy Large Cap Growth Portfolio. On May 1, 2004, the MFS(R) Total Return Portfolio of the Met Series Fund replaced the VIP Asset Manager Portfolio of Fidelity(R) Variable Insurance Products. On or about April 30, 2004, the FI Mid Cap Opportunities Portfolio merged with and into the Janus Mid Cap Portfolio and immediately thereafter Fidelity Management & Research Company replaced Janus Capital Management LLC as the sub-adviser to

                                      SAI-9
the Portfolio, which then became known as the FI Mid Cap Opportunities Portfolio. On or about May 1, 2010, the FI Mid Cap Opportunities Portfolio merged into the Morgan Stanley Mid Cap Growth Portfolio of the Met Investors Series Trust. On or about April 30, 2004, the MFS(R) Research Managers Portfolio merged with and into the MFS(R) Investors Trust Portfolio and the MFS(R) Research Managers Portfolio ceased to exist. On or about May 1, 2006, the MFS Investors Trust Portfolio merged with and into the Legg Mason Value Equity Portfolio, a Portfolio of the Met Investors Series Trust, and the MFS Investors Trust Portfolio ceased to exist.

     The following is the sub-adviser history of the remaining Met Series Fund
Portfolios:

     MetLife Investment Advisors Company, LLC replaced Metropolitan Life Insurance Company as the sub-adviser to the Barclays Capital Aggregate Bond Index Portfolio (formerly the Lehman Brothers(R) Aggregate Bond Index Portfolio), the MetLife Stock Index Portfolio, the MetLife Mid Cap Stock Index Portfolio, the Morgan Stanley EAFE(R) Index Portfolio and the Russell 2000(R) Index Portfolio on April 30, 2007; Metropolitan Life Insurance Company had been the sub-adviser to these Portfolios since May 1, 2001. The sub-adviser to the Artio International Stock Portfolio (formerly the Julius Baer International Stock Portfolio which was formerly the FI International Stock Portfolio which was formerly the Putnam International Stock Portfolio) was Fidelity Management & Research Company until January 7, 2008 when Julius Baer Investment Management LLC became the sub-adviser; Artio Global Management LLC became the sub-adviser on May 1, 2009. On December 1, 2000, the Putnam International Stock Portfolio replaced the Morgan Stanley International Magnum Equity Series (formerly the Draycott International Equity Series) of the Zenith Fund. The sub-adviser to the Morgan Stanley International Magnum Equity Series was Draycott Partners, Ltd. until May 1, 1997, when Morgan Stanley Asset Management Inc. became the sub-adviser. On April 28, 2003, the Janus Growth Portfolio, formerly a Portfolio of the Met Series Fund, merged with and into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust. The sub-adviser to the Janus Aggressive Growth Portfolio was Janus Capital Management LLC until October 1, 2006, where Legg Mason Capital Management, Inc. became the sub-adviser to the Portfolios, which then became known as the Legg Mason Partners Aggressive Growth Portfolio. The sub-adviser to the Loomis Sayles Small Cap Growth Portfolio (formerly the Franklin Templeton Small Cap Growth Portfolio) was Franklin Advisers, Inc. until January 5, 2009, when Loomis, Sayles & Company, L.P. became the sub-adviser.

     The sub-adviser to the BlackRock Aggressive Growth Portfolio (formerly, the State Street Research Aggressive Growth Portfolio), the Neuberger Berman Genesis Portfolio (formerly the BlackRock Strategic Value Portfolio which was formerly the State Street Research Aurora Portfolio), the BlackRock Diversified Portfolio (formerly, the State Street Research Diversified Portfolio), the BlackRock Investment Trust Portfolio (formerly, the State Street Research Investment Trust Portfolio), and the BlackRock Large Cap Value Portfolio (formerly, the State Street Research Large Cap Value Portfolio) was State Street Research & Management Company until January 31, 2005, when BlackRock Advisors, Inc. became the sub-adviser. On January 19, 2010, Neuberger Berman Management LLC became the sub-adviser to the BlackRock Strategic Value Portfolio. On April 30, 2007, the BlackRock Investment Trust Portfolio merged with and into the BlackRock Large Cap Core Portfolio, a Portfolio of the Met Investors Series Trust, and the BlackRock Investment Trust Portfolio ceased to exist. The sub-adviser to the Oppenheimer Global Equity Portfolio (formerly, the Scudder Global Equity Portfolio) was Deutsche Investment Management Americas Inc. until May 1, 2005 when OppenheimerFunds, Inc. became the sub-adviser. On May 1, 2005, the Met/Putnam Voyager Portfolio (formerly, the Putnam Large Cap Growth Portfolio) merged with and into the Jennison Growth Portfolio and the Met/Putnam Voyager Portfolio ceased to exist. The sub-adviser to the Western Asset Management Strategic Bond Opportunities Portfolio and the Western Asset Management U.S. Government Portfolio (formerly, the Salomon Brothers Strategic Bond Opportunities Portfolio and the Salomon Brothers U.S. Government Portfolio, respectively) was Salomon Brothers Asset Management Inc. until May 1, 2006, when Western Asset Management Company became the sub-adviser to the Portfolios. The sub-adviser of the MFS(R) Value Portfolio (formerly, the Harris Oakmark Large Cap Value Portfolio) was Harris Associates L.P. until January 7, 2008 when Massachusetts Financial Services Company became the sub-adviser.


     On or about May 2, 2011, the MetLife Aggressive Allocation Portfolio merged into the MetLife Aggressive Strategy Portfolio of the Met Investors Series Trust.


     The following is the sub-adviser history of the Met Investors Series Trust:

     The sub-adviser to the T. Rowe Price Mid Cap Growth Portfolio (formerly, the MFS(R) Mid Cap Growth Portfolio) was Massachusetts Financial Services Company until T. Rowe Price Associates, Inc. became the sub-adviser effective January 1, 2003. The sub-adviser to the Harris Oakmark International Portfolio (formerly, the State Street Research Concentrated International Portfolio) was State Street Research & Management Company until Harris Associates L.P.

                                     SAI-10
became the sub-adviser effective January 1, 2003. The sub-adviser to the RCM Technology Portfolio (formerly, the PIMCO PEA Innovation Portfolio) was PEA Capital LLC until January 15, 2005 when RCM Capital Management LLC became the sub-adviser. On May 1, 2005, the Lord Abbett Bond Debenture Portfolio replaced the VIP High Income Portfolio of Fidelity Variable Insurance Products. The sub-adviser to the Lazard Mid Cap Portfolio (formerly, the Met/AIM Mid Cap Core Equity Portfolio) was AIM Capital Management Inc. until December 19, 2005, when Lazard Asset Management LLC became the sub-adviser. On April 28, 2008, ING Clarion Real Estate Securities, L.P. succeeded Neuberger Berman Management, Inc. as sub-adviser to the Neuberger Berman Real Estate Portfolio, which then changed its name to Clarion Global Real Estate Portfolio. On or about April 28, 2008, MFS Research International Portfolio replaced the Fidelity VIP Overseas Portfolio.

     On September 2, 2008, SSgA Funds Management, Inc. replaced Gallatin Asset Management, Inc. as the sub-adviser to the SSgA Growth and Income ETF Portfolio (formerly the Cyclical Growth and Income ETF Portfolio) and the SSgA Growth ETF Portfolio (formerly the Cyclical Growth ETF Portfolio).


     On or about May 2, 2011, the Legg Mason Value Equity Portfolio merged into the Legg Mason ClearBridge Aggressive Growth Portfolio.


                             REGISTRATION STATEMENT

     This Statement of Additional Information and the prospectus omit certain information contained in the Registration Statement which has been filed with the SEC. Copies of such additional information may be obtained from the SEC upon payment of the prescribed fee.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The consolidated financial statements of New England Life Insurance Company, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



     The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in MLIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                              FINANCIAL STATEMENTS

     The financial statements of NELICO and MetLife are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policies. The financial statements of MetLife should be considered only as bearing upon the ability of MetLife to meet its obligations under the net worth maintenance agreement.


                                     SAI-11

NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Financial Statements

As of December 31, 2010 and 2009 and for the Years Ended December 31, 2010, 2009 and 2008
and Report of Independent Registered Public Accounting Firm

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (an indirect wholly owned subsidiary of MetLife, Inc.) (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 18, 2011

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                  2010      2009
                                                                -------   -------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $1,266 and $1,194,
     respectively)............................................  $ 1,343   $ 1,233
  Mortgage loans..............................................       76        82
  Policy loans................................................      404       397
  Other limited partnership interests.........................        1         1
  Short-term investments, at estimated fair value.............       38        59
  Other invested assets.......................................       39        39
                                                                -------   -------
     Total investments........................................    1,901     1,811
Cash and cash equivalents.....................................       32        10
Accrued investment income.....................................       26        24
Premiums, reinsurance and other receivables...................      510       459
Deferred policy acquisition costs.............................    1,079     1,184
Current income tax recoverable................................       19         8
Other assets..................................................       47        49
Separate account assets.......................................    9,105     8,805
                                                                -------   -------
     Total assets.............................................  $12,719   $12,350
                                                                =======   =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
  Future policy benefits......................................  $   669   $   647
  Policyholder account balances...............................      971       969
  Other policy-related balances...............................      395       413
  Policyholder dividends payable..............................        2         3
  Long-term debt -- affiliated................................       25        25
  Deferred income tax liability...............................      119        91
  Other liabilities...........................................      281       260
  Separate account liabilities................................    9,105     8,805
                                                                -------   -------
     Total liabilities........................................   11,567    11,213
                                                                -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
STOCKHOLDER'S EQUITY
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding............        3         3
Additional paid-in capital....................................      458       458
Retained earnings.............................................      664       674
Accumulated other comprehensive income (loss).................       27         2
                                                                -------   -------
     Total stockholder's equity...............................    1,152     1,137
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $12,719   $12,350
                                                                =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                             2010    2009    2008
                                                             ----   -----   ------
REVENUES
Premiums...................................................  $ 54   $  66   $   73
Universal life and investment-type product policy fees.....   310     375      553
Net investment income......................................    93      90       77
Other revenues.............................................   120     101      122
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities............................................    (4)     (1)      (3)
  Other net investment gains (losses)......................     6       1       (3)
                                                             ----   -----   ------
     Total net investment gains (losses)...................     2      --       (6)
Net derivative gains (losses)..............................    34    (131)     201
                                                             ----   -----   ------
       Total revenues......................................   613     501    1,020
                                                             ----   -----   ------
EXPENSES
Policyholder benefits and claims...........................   113     113      170
Interest credited to policyholder account balances.........    30      33       28
Policyholder dividends.....................................     5       5        5
Other expenses.............................................   360     376      608
                                                             ----   -----   ------
       Total expenses......................................   508     527      811
                                                             ----   -----   ------
Income (loss) before provision for income tax..............   105     (26)     209
Provision for income tax expense (benefit).................    31     (36)      59
                                                             ----   -----   ------
Net income.................................................  $ 74   $  10   $  150
                                                             ====   =====   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                                ACCUMULATED OTHER
                                                                  COMPREHENSIVE
                                                                     INCOME
                                                                  GAINS (LOSS)
                                                               ------------------
                                                                  NET
                                                                UNREAL-
                                                                 IZED     DEFINED
                                             ADDI-              INVEST-   BENEFIT    TOTAL
                                            TIONAL               MENT      PLANS    STOCK-
                                  COMMON    PAID-IN  RETAINED    GAINS    ADJUST-  HOLDER'S
                                   STOCK    CAPITAL  EARNINGS  (LOSSES)    MENT     EQUITY
                                 --------  --------  --------  --------  --------  --------
Balance at December 31, 2007...     $3       $458      $627      $  1      $(10)    $1,079
Dividend on common stock.......                         (94)                           (94)
Comprehensive income (loss):
  Net income...................                         150                            150
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax..............                                   (43)                 (43)
     Defined benefit plans
       adjustment, net of
       income tax..............                                              (2)        (2)
                                                                                    ------
     Other comprehensive loss..                                                        (45)
                                                                                    ------
  Comprehensive income (loss)..                                                        105
                                    --       ----      ----      ----      ----     ------
Balance at December 31, 2008...      3        458       683       (42)      (12)     1,090
Dividend on common stock.......                         (19)                           (19)
Comprehensive income (loss):
  Net income...................                          10                             10
  Other comprehensive income
     (loss):
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax..............                                    60                   60
     Defined benefit plans
       adjustment, net of
       income tax..............                                              (4)        (4)
                                                                                    ------
     Other comprehensive
       income..................                                                         56
                                                                                    ------
  Comprehensive income (loss)..                                                         66
                                    --       ----      ----      ----      ----     ------
Balance at December 31, 2009...      3        458       674        18       (16)     1,137
Dividend on common stock.......                         (84)                           (84)
Comprehensive income (loss):
  Net income...................                          74                             74
  Other comprehensive income
     (loss):
     Unrealized gains (losses)
       on derivative
       instruments, net of
       income tax..............                                    (1)                  (1)
     Unrealized investment
       gains (losses), net of
       related offsets and
       income tax..............                                    29                   29
     Defined benefit plans
       adjustment, net of
       income tax..............                                              (3)        (3)
                                                                                    ------
     Other comprehensive
       income..................                                                         25
                                                                                    ------
  Comprehensive income (loss)..                                                         99
                                    --       ----      ----      ----      ----     ------
Balance at December 31, 2010...     $3       $458      $664      $ 46      $(19)    $1,152
                                    ==       ====      ====      ====      ====     ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                               2010    2009    2008
                                                              -----   -----   ------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $  74   $  10   $  150
Adjustments to reconcile net income to net cash provided by
  (used in) operating activities:
     Depreciation and amortization expenses.................      4       4        3
     Amortization of premiums and accretion of discounts
       associated with investments, net.....................     (2)     (2)      (1)
     (Gains) losses on investments and derivatives, net.....    (44)    131     (195)
     Undistributed equity earnings of other limited
       partnership interests................................     (1)     --       --
     Interest credited to policyholder account balances.....     30      33       28
     Universal life and investment-type product policy
       fees.................................................   (310)   (375)    (553)
     Change in accrued investment income....................     (2)     --       --
     Change in premiums, reinsurance and other receivables..     (3)     14      (78)
     Change in deferred policy acquisition costs, net.......    111      21      141
     Change in income tax recoverable (payable).............      2     (31)      48
     Change in other assets.................................    123      85      106
     Change in insurance-related liabilities and policy-
       related balances.....................................      7       5       66
     Change in other liabilities............................     18      81      224
     Other, net.............................................      1      (3)      (2)
                                                              -----   -----   ------
Net cash provided by (used in) operating activities.........      8     (27)     (63)
                                                              -----   -----   ------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities..............................    389     241      268
     Mortgage loans.........................................      6       3       --
  Purchases of:
     Fixed maturity securities..............................   (457)   (456)    (437)
     Mortgage loans.........................................     --     (33)     (51)
     Other limited partnership interests....................     --      (1)      --
  Cash received in connection with freestanding
     derivatives............................................      1      --       --
  Net change in policy loans................................     (7)      8        6
  Net change in short-term investments......................     22     125      (63)
  Net change in other invested assets.......................     --     (10)      (7)
  Other, net................................................     (3)     (1)      (1)
                                                              -----   -----   ------
Net cash used in investing activities.......................    (49)   (124)    (285)
                                                              -----   -----   ------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...............................................    342     846    1,137
     Withdrawals............................................   (195)   (676)    (736)
  Dividend on common stock..................................    (84)    (19)     (94)
                                                              -----   -----   ------
Net cash provided by financing activities...................     63     151      307
                                                              -----   -----   ------
Change in cash and cash equivalents.........................     22      --      (41)
Cash and cash equivalents, beginning of year................     10      10       51
                                                              -----   -----   ------
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $  32   $  10   $   10
                                                              =====   =====   ======
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Net cash paid (received) during the year for:
     Income tax.............................................  $  26   $  (9)  $   10
                                                              =====   =====   ======
  Non-cash transactions during the year:
     Issuance of secured demand note collateral agreement...  $  --   $  --   $   25
                                                              =====   =====   ======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  Business

     New England Life Insurance Company ("NELICO") and its subsidiaries (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides life insurance and annuity contracts through a network of general agencies and independent brokers located throughout the United States ("U.S."). The Company provides participating and non-participating traditional life insurance and pension products to individuals, as well as group life, medical and disability coverage to corporations and other institutions. The Company is licensed to conduct business in 50 states and the District of Columbia.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries. Intercompany accounts and transactions have been eliminated.

     Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include reclassification from other net investment gains (losses) of ($131) million and $201 million to net derivative gains (losses) in the consolidated statements of income for the years ended December 31, 2009 and 2008, respectively.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third-party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

       Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

       Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

       Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value on a nonrecurring basis.

  Investments

     The accounting policies for each of the Company's investments are as follows:

          Fixed Maturity Securities. The Company's fixed maturity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. This interest income is recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity securities for impairments. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 2 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, which are classified as fixed maturity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

               (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

               (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

               (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

               (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates and the overall macroeconomic conditions.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amortized cost of fixed maturity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

     In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

     The Company has invested in certain structured transactions that are variable interest entities ("VIEs"). These structured transactions include hybrid securities and other limited partnership interests. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on an annual basis.

     Mortgage Loans -- For the purposes of determining valuation allowances, the Company disaggregates its mortgage loan investments into two portfolio segments: (1) commercial and (2) agricultural.

          Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days and agricultural -- 90 days. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or when management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

          Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established, using the same methodology for both portfolio segments, as the excess carrying value of a loan over either: (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

          For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

          For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

     Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

     Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in other limited partnership interests consisting of leveraged buy-out funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. The Company reports the distributions from other limited partnership interests accounted for under the cost method and equity in earnings from other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

     Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include an investment in an affiliated money market pool.

     Other Invested Assets. Other invested assets consist principally of a loan to an affiliate and tax credit partnerships.

     The loan to the Company's affiliate, which is regulated to meet their capital requirements, is carried at amortized cost.

     Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of tax credit partnerships in net investment income.

     Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgment about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g., loan-backed securities, including mortgage-backed and ABS, and certain structured investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

     For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements. The Company did not consolidate any of its VIEs at December 31, 2010 and 2009.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses). The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets. The Company had no fair value hedges during the years ended December 31, 2010, 2009 and 2008.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income
(loss) related to discontinued cash flow hedges are released into the consolidated statements of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $2 million at December 31, 2010 and less than $1 million at December 31, 2009. Accumulated depreciation and amortization of property, equipment and leasehold improvements was less than $1 million at both December 31, 2010 and 2009. Related depreciation and amortization expense was less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $39 million and $38 million at

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $36 million and $35 million at December 31, 2010 and 2009, respectively. Related amortization expense was $2 million, $2 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  Deferred Policy Acquisition Costs ("DAC")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance and non-medical health insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC balances.

     The Company amortizes DAC related to fixed and variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of: (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%) and (ii) the liability for terminal dividends.

     Participating business represented approximately 2% of the Company's life insurance in-force at both December 31, 2010 and 2009. Participating policies represented approximately 39%, 41% and 40% of gross life insurance premiums for the years ended December 31, 2010, 2009 and 2008, respectively.

     Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate assumption used in establishing such liabilities is 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 7%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below. The risk associated with GMIB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company cedes the risks associated with certain of the GMIB, GMAB, GMDB and GMWB guarantees described in the preceding paragraphs to an affiliated reinsurance company. These reinsurance contracts contain embedded derivatives which are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on the ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes to the same affiliated reinsurance company certain directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net investment gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments, and
(ii) credited interest, ranging from 1% to 9%, less expenses, mortality charges and withdrawals.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premiums received in advance and applies the cash received to premiums when due.

     Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Policyholder Dividends

     Policyholder dividends are approved annually by NELICO's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by NELICO.

  Income Taxes

     NELICO joins with MetLife and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

          (i) future taxable income exclusive of reversing temporary differences and carryforwards;

          (ii) future reversals of existing taxable temporary differences;

          (iii) taxable income in prior carryback years; and

          (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received) and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Litigation Contingencies

     The Company is a party to legal actions and is involved in regulatory investigations. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Although it is possible that an adverse outcome in certain matters could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcome of such pending investigations and legal proceedings are not likely to have such an effect. However, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could, from time to time, have a material adverse effect upon the Company's consolidated net income or cash flows in particular annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include mutual funds, hedge funds and cash. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and
(iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting. The adoption of this guidance did not have an impact on the Company's financial statements.

     Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to other limited partnership interests held by the Company.

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity securities in annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of less than $1 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of less than $1 million, net of deferred income taxes of less than $1 million, resulting in the net cumulative effect adjustment of less than $1 million. The entire increase in the amortized cost basis of fixed maturity securities was in the U.S. corporate securities sector.

     The adoption of the OTTI guidance had no impact on the Company's pre-tax earnings for the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $7 million ($5 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of income where it was presented in the respective statement of income caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 4.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements for annual periods about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In April 2011, the Financial Accounting Standards Board ("FASB") issued new guidance regarding accounting for troubled debt restructuring (Accounting Standards Update ("ASU") 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring Is a Troubled Debt Restructuring), effective for the first annual period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption. This guidance clarifies whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for the purpose of determining when a restructuring constitutes a troubled debt restructuring. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In December 2010, the FASB issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (ASU 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

2.  INVESTMENTS

  FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity securities and the percentage that each sector represents for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                           DECEMBER 31, 2010
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                                    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $  581     $50      $ 2      $ --     $  629     46.8%
Foreign corporate securities..........       316      20        1        --        335     24.9
RMBS..................................       126      11       --        --        137     10.2
State and political subdivision
  securities..........................       107       2        4        --        105      7.8
U.S. Treasury and agency securities...        82       3        5        --         80      6.0
CMBS..................................        42       2       --        --         44      3.3
ABS...................................        11       1       --        --         12      0.9
Foreign government securities.........         1      --       --        --          1      0.1
                                          ------     ---      ---      ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $1,266     $89      $12       $--     $1,343    100.0%
                                          ======     ===      ===      ====     ======    =====




                                                           DECEMBER 31, 2009
                                        -------------------------------------------------------
                                                        GROSS UNREALIZED
                                                    -----------------------   ESTIMATED
                                        AMORTIZED          TEMPORARY   OTTI      FAIR      % OF
                                           COST     GAIN      LOSS     LOSS     VALUE     TOTAL
                                        ---------   ----   ---------   ----   ---------   -----
                                                             (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.............    $  531     $33      $ 4      $ --     $  560     45.4%
Foreign corporate securities..........       260      12        8        --        264     21.4
RMBS..................................       184      10       --        --        194     15.8
State and political subdivision
  securities..........................        29       2       --        --         31      2.5
U.S. Treasury and agency securities...       149       2        9        --        142     11.5
CMBS..................................        40       1       --        --         41      3.3
ABS...................................        --      --       --        --         --       --
Foreign government securities.........         1      --       --        --          1      0.1
                                          ------     ---      ---      ----     ------    -----
  Total fixed maturity securities (1),
     (2)..............................    $1,194     $60      $21       $--     $1,233    100.0%
                                          ======     ===      ===      ====     ======    =====



--------

   (1) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." Perpetual hybrid securities held by the Company and included within fixed

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES maturity securities (within foreign corporate securities) at December 31, 2010 and 2009 had an estimated fair value of $19 million and $30 million, respectively.

   (2) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $2 million and $5 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. corporate securities sector within fixed maturity securities.

     The Company held foreign currency derivatives with notional amounts of $29 million and $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below. CMBS and ABS are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2010 (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC 1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

          Below Investment Grade or Non Rated Fixed Maturity Securities. The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $45 million and $36 million at December 31, 2010 and 2009, respectively. These securities had net unrealized gains (losses) of $1 million and ($2) million at December 31, 2010 and 2009, respectively.

          Non-Income Producing Fixed Maturity Securities. The Company did not have non-income producing fixed maturity securities at December 31, 2010. Non-income producing fixed maturity securities at estimated fair value were $2 million and had less than ($1) million of net unrealized gains (losses) at December 31, 2009.

          Concentrations of Credit Risk (Fixed Maturity
     Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

          The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's stockholder's equity at December 31, 2010 and 2009, other than securities of the U.S. government and certain U.S. government agencies at December 31, 2009. The Company's holdings in U.S. Treasury and agency fixed maturity securities at estimated fair value was $142 million at December 31, 2009.

          Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 2% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities (1)..     $335      34.7%     $264      32.0%
U.S. corporate fixed maturity securities -- by
  industry:
  Utility..........................................      196      20.3       158      19.2
  Consumer.........................................      175      18.2       135      16.4
  Industrial.......................................      168      17.4       144      17.5
  Finance..........................................       48       5.0        83      10.1
  Communications...................................       42       4.4        40       4.8
                                                        ----     -----      ----     -----
     Total.........................................     $964     100.0%     $824     100.0%
                                                        ====     =====      ====     =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2010                      2009
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                 (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........     $ 26          1.4%        $ 27          1.5%
  Holdings in ten issuers with the largest
     exposures...............................     $189         10.0%        $183         10.1%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
By security type:
  Pass-through securities..........................     $ 70      51.1%     $126      64.9%
  Collateralized mortgage obligations..............       67      48.9        68      35.1
                                                        ----     -----      ----     -----
     Total RMBS (1)................................     $137     100.0%     $194     100.0%
                                                        ====     =====      ====     =====
Portion rated Aaa/AAA and NAIC 1...................     $137     100.0%     $194     100.0%
                                                        ====     =====      ====     =====



--------

   (1) All holdings at both December 31, 2010 and 2009 were Agency RMBS.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments and for a fee, remits or passes these payments through to the holders of the pass-through securities. Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments.

          Concentrations of Credit Risk (Fixed Maturity
     Securities) -- CMBS. The Company's holdings in CMBS were $44 million and $41 million at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities and held no commercial real estate collateralized debt obligations securities at both December 31, 2010 and 2009.

     The following tables present the Company's holdings of CMBS by vintage year and certain other selected data at:

                                                                  DECEMBER 31,
                                                     -------------------------------------
                                                            2010                2009
                                                     -----------------   -----------------
                                                     ESTIMATED           ESTIMATED
                                                        FAIR      % OF      FAIR      % OF
                                                       VALUE     TOTAL     VALUE     TOTAL
                                                     ---------   -----   ---------   -----
                                                                 (IN MILLIONS)
VINTAGE YEAR:
2003 & Prior.......................................     $33       75.0%     $41      100.0%
2004...............................................      11       25.0       --         --
2005 to 2010.......................................      --         --       --         --
                                                        ---      -----      ---      -----
  Total............................................     $44      100.0%     $41      100.0%
                                                        ===      =====      ===      =====




                                                                  DECEMBER 31,
                                                        -------------------------------
                                                             2010             2009
                                                        --------------   --------------
                                                                  % OF             % OF
                                                        AMOUNT   TOTAL   AMOUNT   TOTAL
                                                        ------   -----   ------   -----
                                                                  (IN MILLIONS)
Net unrealized gains (losses).........................    $2               $1
Rated Aaa/AAA.........................................            100%             100%
Rated NAIC 1..........................................            100%             100%


     The portion rated Aaa/AAA at December 31, 2010 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC. The portion rated Aaa/AAA at December 31, 2009 reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

          Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $12 million at estimated fair value at December 31, 2010, all of which were collateralized credit card receivables and were rated Aaa/AAA and NAIC 1. The Company did not hold ABS at December 31, 2009.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                            DECEMBER 31,
                                           ---------------------------------------------
                                                    2010                    2009
                                           ---------------------   ---------------------
                                                       ESTIMATED               ESTIMATED
                                           AMORTIZED      FAIR     AMORTIZED      FAIR
                                              COST       VALUE        COST       VALUE
                                           ---------   ---------   ---------   ---------
                                                           (IN MILLIONS)
Due in one year or less..................    $   66      $   72      $   15      $   15
Due after one year through five years....       330         356         354         381
Due after five years through ten years...       402         431         402         410
Due after ten years......................       289         291         199         192
                                             ------      ------      ------      ------
  Subtotal...............................     1,087       1,150         970         998
RMBS, CMBS and ABS.......................       179         193         224         235
                                             ------      ------      ------      ------
  Total fixed maturity securities........    $1,266      $1,343      $1,194      $1,233
                                             ======      ======      ======      ======



     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities and perpetual hybrid securities in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in
Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Fixed maturity securities..................................  $ 77      $ 39      $(54)
Derivatives................................................    (3)       (2)       (2)
Short-term investments.....................................    (3)       (3)      (11)
Amounts allocated from DAC.................................    --        (5)        2
Deferred income tax benefit (expense)......................   (25)      (11)       23
                                                             ----      ----      ----
Net unrealized investment gains (losses)...................  $ 46      $ 18      $(42)
                                                             ====      ====      ====



     The Company had fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss) of $0 and less than $1 million at December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The changes in net unrealized investment gains (losses) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance, beginning of period..............................  $ 18      $(42)     $  1
Unrealized investment gains (losses) during the year......    37       101       (71)
Unrealized investment gains (losses) relating to:
  DAC.....................................................     5        (7)        4
  Deferred income tax benefit (expense)...................   (14)      (34)       24
                                                            ----      ----      ----
Balance, end of period....................................  $ 46      $ 18      $(42)
                                                            ====      ====      ====
Change in net unrealized investment gains (losses)........  $ 28      $ 60      $(43)
                                                            ====      ====      ====



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                 DECEMBER 31, 2010
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $ 49         $ 2         $ 2         $ --         $ 51         $ 2
Foreign corporate securities.......       46           1          11           --           57           1
State and political subdivision
  securities.......................       49           4          --           --           49           4
U.S. Treasury and agency
  securities.......................       53           5          --           --           53           5
                                        ----         ---         ---         ----         ----         ---
  Total fixed maturity securities..     $197         $12         $13          $--         $210         $12
                                        ====         ===         ===         ====         ====         ===
Total number of securities in an
  unrealized loss position.........       33                       6
                                        ====                     ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                 DECEMBER 31, 2009
                                     ------------------------------------------------------------------------
                                                                EQUAL TO OR GREATER
                                       LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                     ----------------------   ----------------------   ----------------------
                                     ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                        FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                       VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                     ---------   ----------   ---------   ----------   ---------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities..........     $ 55         $ 1         $34          $ 3         $ 89         $ 4
Foreign corporate securities.......       35           2          43            6           78           8
State and political subdivision
  securities.......................       --          --          --           --           --          --
U.S. Treasury and agency
  securities.......................      116           9          --           --          116           9
                                        ----         ---         ---          ---         ----         ---
  Total fixed maturity securities..     $206         $12         $77          $ 9         $283         $21
                                        ====         ===         ===          ===         ====         ===
Total number of securities in an
  unrealized loss position.........       26                      36
                                        ====                     ===



  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of amortized cost and number of securities for fixed maturity securities where the estimated fair value had declined and remained below amortized cost by less than 20%, or 20% or more at:

                                                                               DECEMBER 31, 2010
                                                      -------------------------------------------------------------------
                                                                                                           NUMBER OF
                                                          AMORTIZED COST      GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                   (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $208         $ --       $12          $ --        33         --
Six months or greater but less than nine months.....       --           --        --            --        --         --
Nine months or greater but less than twelve months..       --           --        --            --        --         --
Twelve months or greater............................       14           --        --            --         6         --
                                                         ----         ----       ---          ----
  Total.............................................     $222          $--       $12           $--
                                                         ====         ====       ===          ====
Percentage of amortized cost........................                               5%           --%
                                                                                 ===          ====




                                                                               DECEMBER 31, 2009
                                                      -------------------------------------------------------------------
                                                                                                           NUMBER OF
                                                          AMORTIZED COST      GROSS UNREALIZED LOSS        SECURITIES
                                                      ---------------------   ---------------------   -------------------
                                                      LESS THAN      20% OR   LESS THAN      20% OR   LESS THAN    20% OR
                                                         20%          MORE       20%          MORE       20%        MORE
                                                      ---------      ------   ---------      ------   ---------    ------
                                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months................................     $139          $ 3       $ 3           $ 1        21          3
Six months or greater but less than nine months.....       62           --         6            --         3         --
Nine months or greater but less than twelve months..       17           --         3            --         2         --
Twelve months or greater............................       80            3         7             1        31          2
                                                         ----          ---       ---           ---
  Total.............................................     $298          $ 6       $19           $ 2
                                                         ====          ===       ===           ===
Percentage of amortized cost........................                               6%           33%
                                                                                 ===           ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $12 million and $21 million at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
SECTOR:
  U.S. Treasury and agency securities..............................    42%    43%
  State and political subdivision securities.......................    30     --
  U.S. corporate securities........................................    16     19
  Foreign corporate securities.....................................    12     38
                                                                      ---    ---
       Total.......................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  U.S. Treasury and agency securities..............................    42%    43%
  State and political subdivision securities.......................    30     --
  Finance..........................................................    10     39
  Utility..........................................................     9      5
  Consumer.........................................................     8     12
  Industrial.......................................................     1     --
  Other............................................................    --      1
                                                                      ---    ---
       Total.......................................................   100%   100%
                                                                      ===    ===



  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The Company held no fixed maturity securities with a gross unrealized loss greater than $10 million at both December 31, 2010 and 2009. The fixed maturity securities with gross unrealized losses decreased $9 million during the year ended December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming periods.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The components of net investment gains (losses) were as follows:

                                                                YEARS ENDED DECEMBER 31,
                                                             ------------------------------
                                                              2010        2009        2008
                                                             ------      ------      ------
                                                                      (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
Total OTTI losses recognized...............................    $(4)        $(1)        $(3)
  Less: Noncredit portion of OTTI losses transferred to and
     recognized in other comprehensive income (loss).......     --          --          --
                                                               ---        ----         ---
     Net OTTI losses on fixed maturity securities
       recognized in earnings..............................     (4)         (1)         (3)
     Fixed maturity securities -- net gains (losses) on
       sales and disposals.................................      6           1          (4)
                                                               ---        ----         ---
       Total gains (losses) on fixed maturity securities...      2          --          (7)
Other gains (losses).......................................     --          --           1
                                                               ---        ----         ---
       Total net investment gains (losses).................    $ 2        $ --         $(6)
                                                               ===        ====         ===



     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were ($1) million, less than $1 million, and less than $1 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Proceeds from sales or disposals of fixed maturity securities and the components of fixed maturity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Proceeds..................................................  $233      $166      $212
                                                            ====      ====      ====
Gross investment gains....................................  $  9      $  4      $  1
                                                            ----      ----      ----
Gross investment losses...................................    (3)       (3)       (5)
                                                            ----      ----      ----
Total OTTI losses recognized in earnings:
  Credit-related..........................................    (4)       --        (3)
  Other (1)...............................................    --        (1)       --
                                                            ----      ----      ----
     Total OTTI losses recognized in earnings.............    (4)       (1)       (3)
                                                            ----      ----      ----
Net investment gains (losses).............................  $  2      $ --      $ (7)
                                                            ====      ====      ====



--------

   (1) Other OTTI losses recognized in earnings include impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Fixed maturity security OTTI losses recognized in earnings related to the following industries within the U.S. and foreign corporate securities sector:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
U.S. and foreign corporate securities -- by industry:
  Finance..................................................   $ 4       $ 1      $ --
  Consumer.................................................    --        --         3
                                                              ---       ---      ----
     Total.................................................   $ 4       $ 1       $ 3
                                                              ===       ===      ====



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at the respective time period, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                                     YEARS ENDED
                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Balance, at January 1,.............................................   $ 3   $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect transition
  adjustment.......................................................    --      3
Additions: Initial impairments -- credit loss OTTI recognized on
  securities not previously impaired...............................    --     --
Reductions: Due to sales (maturities, pay downs or prepayments)
  during the period of securities previously credit loss OTTI
  impaired.........................................................    --     --
                                                                      ---   ----
Balance, at December 31,...........................................   $ 3    $ 3
                                                                      ===   ====



  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Investment income:
Fixed maturity securities...................................   $67       $64       $49
Mortgage loans..............................................     5         5        --
Policy loans................................................    22        22        23
Other limited partnership interests.........................    --        --         3
Cash, cash equivalents and short-term investments...........    --        --         3
Other.......................................................     1         1        --
                                                               ---       ---       ---
  Subtotal..................................................    95        92        78
Less: Investment expenses...................................     2         2         1
                                                               ---       ---       ---
  Net investment income.....................................   $93       $90       $77
                                                               ===       ===       ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Affiliated investment expenses, included in the table above, were $2 million for the year ended December 31, 2010 and $1 million for each of the years ended December 31, 2009 and 2008. See ''-- Related Party Investment Transactions" for discussion of affiliated net investment income included in the table above.

  INVESTED ASSETS ON DEPOSIT

     The invested assets on deposit with regulatory agencies with an estimated fair value of $4 million and $3 million at December 31, 2010 and 2009, respectively, consisted primarily of fixed maturity securities.

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Mortgage loans:
Agricultural mortgage loans.........................     $56      73.7%     $62      75.6%
Commercial mortgage loans...........................      20      26.3       20      24.4
                                                         ---     -----      ---     -----
  Total mortgage loans..............................     $76     100.0%     $82     100.0%
                                                         ===     =====      ===     =====



     Concentration of Credit Risk -- Mortgage loans are collateralized by properties located in the U.S. At December 31, 2010, the carrying value of the Company's mortgage loans located in California, Oregon and Florida were 41%, 26% and 24%, respectively. The Company manages risk when originating mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

     All of the mortgage loans held at both December 31, 2010 and 2009 were evaluated collectively for credit losses. At both December 31, 2010 and 2009, valuation allowances were less than $1 million and were for non-specifically identified credit losses. There were no valuation allowances at December 31, 2008.

     Agricultural Mortgage Loans -- by Credit Quality Indicator: All of the agricultural mortgage loans held at December 31, 2010 had a loan-to-value ratio of less than 65%.

     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for the commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                                 DECEMBER 31, 2010
                                 --------------------------------------------------------------------------------
                                                   RECORDED INVESTMENT
                                 ------------------------------------------------------
                                    DEBT SERVICE COVERAGE RATIOS
                                 ---------------------------------                         ESTIMATED
                                 > 1.20X   1.00X - 1.20X   < 1.00X   TOTAL   % OF TOTAL   FAIR VALUE   % OF TOTAL
                                 -------   -------------   -------   -----   ----------   ----------   ----------
                                                      (IN MILLIONS)                            (IN MILLIONS)
Loan-to-value ratios:
Less than 65%..................    $ --         $ --         $ --     $ --         --%       $ --            --%
65% to 75%.....................      19           --           --       19       95.0          21          95.5
76% to 80%.....................      --           --           --       --         --          --            --
Greater than 80%...............       1           --           --        1        5.0           1           4.5
                                   ----         ----         ----     ----      -----        ----         -----
  Total........................     $20          $--          $--      $20      100.0%        $22         100.0%
                                   ====         ====         ====     ====      =====        ====         =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Past Due, Accrual Status and Impaired Mortgage Loans. The Company has a high quality, well performing mortgage loan portfolio with all mortgage loans classified as performing at December 31, 2010. The Company had no impaired mortgage loans, no loans 90 days or more past due and no loans in non-accrual status at both December 31, 2010 and 2009.

  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the U.S. and overseas) was $1 million at both December 31, 2010 and 2009. There were no impairments of other limited partnership interests for the years ended December 31, 2010, 2009 and 2008.

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                  DECEMBER 31,
                                                      -----------------------------------
                                                            2010               2009
                                                      ----------------   ----------------
                                                      CARRYING    % OF   CARRYING    % OF
                                                        VALUE    TOTAL     VALUE    TOTAL
                                                      --------   -----   --------   -----
                                                                 (IN MILLIONS)
Loans to affiliates.................................     $25      64.1%     $25      64.1%
Tax credit partnerships.............................      14      35.9       13      33.3
Other...............................................      --        --        1       2.6
                                                         ---     -----      ---     -----
  Total.............................................     $39     100.0%     $39     100.0%
                                                         ===     =====      ===     =====



     Loans to affiliates consists of a loan to the Company's affiliate, which is regulated, to meet their capital requirements. The loan is carried at amortized cost. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method.

  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs, as a passive investor holding a limited partnership interest, or as a sponsor or debt holder. The following table presents the carrying amount and maximum

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                  (IN MILLIONS)
Fixed maturity securities available-for-sale:
RMBS (2).......................................    $137         $137        $ --         $ --
CMBS (2).......................................      44           44          --           --
ABS (2)........................................      12           12          --           --
  Foreign corporate securities.................      17           17          16           16
Other invested assets..........................      13           13          13           13
Other limited partnership interests............       1            5          --           --
                                                   ----         ----        ----         ----
  Total........................................    $224         $228         $29          $29
                                                   ====         ====        ====         ====



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties. There were no amounts guaranteed by third parties at both December 31, 2010 and 2009.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 10, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $38 million and $45 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership, which are included in short-term investments. Net investment income from this investment was less than $1 million for both years ended December 31, 2010 and 2009; and was $3 million for the year ended December 31, 2008.

     In the normal course of business, the Company transfers invested assets, primarily fixed maturity securities, to and from affiliates. There were no invested assets transferred from affiliates for each of the years ended

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2010, 2009 and 2008. Invested assets transferred to affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                                   YEARS ENDED
                                                                  DECEMBER 31,
                                                               ------------------
                                                               2010   2009   2008
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates.................................................  $ --    $ 3   $ --
Amortized cost of invested assets transferred to affiliates..   $--    $ 4    $--
Net investment gains (losses) recognized on invested assets
  transferred to affiliates..................................   $--    $(1)   $--


3.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 4 for information about the fair value hierarchy for derivatives.

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                              DECEMBER 31,
                                                      ------------------------------------------------------------
                                                                   2010                           2009
                                                      -----------------------------  -----------------------------
                                                                   ESTIMATED FAIR                 ESTIMATED FAIR
                                                                     VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                    NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE                INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  --------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                              (IN MILLIONS)
 Foreign currency   Foreign currency swaps..........     $29     $ --       $ 6         $10     $ --       $ 5
 Credit             Credit default swaps............      27       --        --           5       --        --
                                                         ---     ----       ---         ---     ----       ---
                      Total.........................     $56      $--       $ 6         $15      $--       $ 5
                                                         ===     ====       ===         ===     ====       ===



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                                REMAINING LIFE
                                     -------------------------------------------------------------------
                                                   AFTER ONE YEAR   AFTER FIVE YEARS
                                     ONE YEAR OR    THROUGH FIVE       THROUGH TEN     AFTER TEN
                                         LESS           YEARS             YEARS          YEARS     TOTAL
                                     -----------   --------------   ----------------   ---------   -----
                                                                (IN MILLIONS)
Foreign currency swaps.............      $10            $ --               $19            $ --      $29
Credit default swaps...............       --              27                --              --       27
                                         ---            ----               ---            ----      ---
  Total............................      $10             $27               $19             $--      $56
                                         ===            ====               ===            ====      ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING       NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                              AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Cash Flow Hedges:
Foreign currency swaps................     $19      $ --         $2         $ --      $ --        $ --


     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                   DECEMBER 31,
                                        -----------------------------------------------------------------
                                                      2010                              2009
                                        -------------------------------   -------------------------------
                                                         ESTIMATED                         ESTIMATED
                                                        FAIR VALUE                        FAIR VALUE
DERIVATIVES NOT DESIGNATED OR           NOTIONAL   --------------------   NOTIONAL   --------------------
NOT QUALIFYING AS HEDGING INSTRUMENTS    AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
--------------------------------------  --------   ------   -----------   --------   ------   -----------
                                                                  (IN MILLIONS)
Foreign currency swaps................     $10      $ --        $ 4          $10      $ --        $ 5
Credit default swaps..................      27        --         --            5        --         --
                                           ---      ----        ---          ---      ----        ---
  Total non-designated or non-
     qualifying derivatives...........     $37       $--        $ 4          $15       $--        $ 5
                                           ===      ====        ===          ===      ====        ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                               -----------------------
                                                               2010      2009     2008
                                                               ----     -----     ----
                                                                    (IN MILLIONS)
Derivatives and hedging gains (losses) (1)................      $ 1     $  (1)    $  1
Embedded derivatives......................................       33      (130)     200
                                                                ---     -----     ----
  Total net derivative gains (losses).....................      $34     $(131)    $201
                                                                ===     =====     ====



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

     The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the year ended December 31, 2010. The Company did not recognize any net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2009 and 2008.

     The Company recognized insignificant net derivative gains (losses) from settlement payments related to non-qualifying hedges for each of the years ended December 31, 2010, 2009 and 2008.

  CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges when they have met the requirements of cash flow hedging.

     For the year ended December 31, 2010, the Company recognized insignificant net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2009 and 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. For the years ended December 31, 2010, 2009 and 2008, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2010, 2009 and 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                               YEARS ENDED DECEMBER 31,
                                                               ------------------------
                                                               2010      2009      2008
                                                               ----      ----      ----
                                                                     (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,.............................................       $(2)      $(2)      $(2)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow hedges....        (1)       --        --
                                                                ---       ---       ---
Accumulated other comprehensive income (loss), balance at
  December 31,...........................................       $(3)      $(2)      $(2)
                                                                ===       ===       ===



     At December 31, 2010, $2 million of deferred net losses on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

     For the year ended December 31, 2010, ($1) million of gains (losses) was deferred in accumulated other comprehensive income (loss), related to foreign currency swaps on derivatives in cash flow hedging relationships.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

For the years ended December 31, 2009 and 2008, there were no gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to economically hedge exposure to adverse movements of credit; (iii) equity variance swaps as a macro hedge on certain invested assets; and (iv) credit default swaps to synthetically create investments.

     The following tables present the amount recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                     NET DERIVATIVE
                                                                     GAINS (LOSSES)
                                                                     --------------
                                                                      (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Foreign currency swaps.............................................        $ 1
                                                                           ===
FOR THE YEAR ENDED DECEMBER 31, 2009:
Foreign currency swaps.............................................        $(1)
                                                                           ===
FOR THE YEAR ENDED DECEMBER 31, 2008...............................        $ 1
                                                                           ===



  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $22 million at December 31, 2010. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2010 , the Company would have received an insignificant amount to terminate all of these contracts. At December 31, 2009 the company did not write credit default swaps.

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                               DECEMBER 31,
                         ---------------------------------------------------------------------------------------
                                            2010                                         2009
                         ------------------------------------------   ------------------------------------------
                                          MAXIMUM                                      MAXIMUM
                          ESTIMATED       AMOUNT                       ESTIMATED      AMOUNT OF
RATING AGENCY            FAIR VALUE      OF FUTURE       WEIGHTED     FAIR VALUE       FUTURE         WEIGHTED
DESIGNATION OF            OF CREDIT   PAYMENTS UNDER      AVERAGE      OF CREDIT   PAYMENTS UNDER      AVERAGE
REFERENCED CREDIT          DEFAULT    CREDIT DEFAULT     YEARS TO       DEFAULT    CREDIT DEFAULT     YEARS TO
OBLIGATIONS (1)             SWAPS        SWAPS (2)     MATURITY (3)      SWAPS        SWAPS (2)     MATURITY (3)
-----------------        ----------   --------------   ------------   ----------   --------------   ------------
                                                              (IN MILLIONS)
Baa
Credit default swaps
  referencing indices..     $ --            $22             5.0          $ --           $ --             --
                            ====            ===                          ====           ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. See Note 4 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company did not pledge or accept any collateral.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                                      ESTIMATED FAIR VALUE OF    FAIR VALUE OF INCREMENTAL COLLATERAL
                                                        COLLATERAL PROVIDED:                PROVIDED UPON:
                                                      -----------------------   --------------------------------------
                                                                                                 DOWNGRADE IN THE
                                                                                ONE NOTCH     COMPANY'S CREDIT RATING
                                                                                DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                                                                  IN THE          FULL OVERNIGHT
                        ESTIMATED FAIR VALUE (1) OF                             COMPANY'S      COLLATERALIZATION OR
                             DERIVATIVES IN NET            FIXED MATURITY         CREDIT            TERMINATION
                             LIABILITY POSITION            SECURITIES (2)         RATING    OF THE DERIVATIVE POSITION
                        ---------------------------   -----------------------   ---------   --------------------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2010.....               $6                         $ --               $ --                 $6
DECEMBER 31, 2009.....               $5                          $--                $--                 $5


--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral. At December 31, 2010 and 2009, the Company did not provide any cash collateral.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $6 million. At December 31, 2010, the Company did not provide any securities collateral in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $6 million.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance contracts of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...............................  $161   $113
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..............................  $ 21   $ 14


     The following table presents changes in estimated fair value related to embedded derivatives:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2010    2009   2008
                                                               ----   -----   ----
                                                                  (IN MILLIONS)
Net derivative gains (losses) (1), (2).......................   $33   $(130)  $200

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($14) million, ($95) million and $115 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $31 million, $182 million and ($230) million, for the years ended December 31, 2010, 2009 and 2008, respectively. Net derivative gains (losses) for the year ended December 31, 2010 included a gain of $41 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 4.

   (2) See Note 7 for discussion of affiliated net derivative gains (losses) included in the table above.

4.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                               DECEMBER 31, 2010
                               -------------------------------------------------
                               FAIR VALUE MEASUREMENTS AT REPORTING
                                            DATE USING
                               ------------------------------------
                                 QUOTED
                                PRICES IN
                                 ACTIVE
                                 MARKETS
                                   FOR
                                IDENTICAL                 SIGNIFI-
                                 ASSETS      SIGNIFI-       CANT
                                   AND      CANT OTHER    UNOBSERV-      TOTAL
                                LIABILI-    OBSERVABLE      ABLE       ESTIMATED
                                  TIES        INPUTS       INPUTS        FAIR
                                (LEVEL 1)    (LEVEL 2)    (LEVEL 3)      VALUE
                               ----------   ----------   ----------   ----------
                                                 (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities..     $ --        $   594       $ 35        $   629
  Foreign corporate
     securities..............       --            316         19            335
  RMBS.......................       --            137         --            137
  State and political
     subdivision securities..       --            105         --            105
  U.S. Treasury and agency
     securities..............       29             51         --             80
  CMBS.......................       --             44         --             44
  ABS........................       --             12         --             12
  Foreign government
     securities..............       --              1         --              1
                                  ----        -------       ----        -------
     Total fixed maturity
       securities............       29          1,260         54          1,343
                                  ----        -------       ----        -------
Short-term investments.......       --             38         --             38
Net embedded derivatives
  within asset host contracts
  (1)........................       --             --        161            161
Separate account assets (2)..       --          9,105         --          9,105
                                  ----        -------       ----        -------
     Total assets............      $29        $10,403       $215        $10,647
                                  ====        =======       ====        =======
LIABILITIES
Derivative liabilities: (3)
  Foreign currency
     contracts...............      $--        $     6       $ --        $     6
                                  ----        -------       ----        -------
     Total derivative
       liabilities...........       --              6         --              6
                                  ----        -------       ----        -------
Net embedded derivatives
  within liability host
  contracts (1)..............       --             --         21             21
                                  ----        -------       ----        -------
     Total liabilities.......      $--        $     6       $ 21        $    27
                                  ====        =======       ====        =======


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                              DECEMBER 31, 2009
                                      -----------------------------------------------------------------
                                         FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                      -----------------------------------------------------
                                       QUOTED PRICES IN
                                      ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                       IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                        AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                           (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                      ------------------   -----------------   ------------   ---------
                                                                (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities.........         $ --                $  543            $ 17        $   560
  Foreign corporate securities......           --                   236              28            264
  RMBS..............................           --                   194              --            194
  State and political subdivision
     securities.....................           --                    31              --             31
  U.S. Treasury and agency
     securities.....................           49                    93              --            142
  CMBS..............................           --                    41              --             41
  Foreign government securities.....           --                     1              --              1
                                             ----                ------            ----        -------
     Total fixed maturity
       securities...................           49                 1,139              45          1,233
                                             ----                ------            ----        -------
Short-term investments (4)..........           --                    45              --             45
Net embedded derivatives within
  asset host contracts (1)..........           --                    --             113            113
Separate account assets (2).........           --                 8,805              --          8,805
                                             ----                ------            ----        -------
     Total assets...................          $49                $9,989            $158        $10,196
                                             ====                ======            ====        =======
LIABILITIES
Derivative liabilities (3)..........          $--                $    5            $ --        $     5
Net embedded derivatives within
  liability host contracts (1)......           --                    --              14             14
                                             ----                ------            ----        -------
     Total liabilities..............          $--                $    5            $ 14        $    19
                                             ====                ======            ====        =======



--------

   (1) Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within policyholder account balances and other liabilities.

   (2) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (3) Derivative liabilities are presented within other liabilities in the consolidated balance sheets.

   (4) Short-term investments as presented in the table above differs from the amount presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the table presented above.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the consolidated balance sheets.

     The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

     The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

     The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e. not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies, as well as policyholder behavior observed over the past two years as the recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $13 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, hedge funds and cash. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities

     These securities are comprised of U.S. Treasury and agency securities. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities and Short-term Investments

     This level includes fixed maturity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

          U.S. Treasury and agency securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

  Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company. These derivatives are principally valued using an income approach.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Foreign currency contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, London Inter Bank Offer Rate ("LIBOR") basis curves, currency spot rates, and cross currency basis curves.

  Separate Account Assets

     These assets are primarily comprised of certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities

     This level includes fixed maturity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

  Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

  Reinsurance Ceded on Certain Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $12 million resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain private placements included in U.S. corporate securities.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $1 million resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain U.S. corporate securities.

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                          FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                           ----------------------------------------------------------------------------------------------------
                                         TOTAL REALIZED/UNREALIZED
                                        GAINS (LOSSES) INCLUDED IN:
                                      -------------------------------    PURCHASES,
                                                            OTHER          SALES,
                            BALANCE,                    COMPREHENSIVE  ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                           JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3)  LEVEL 3 (4)  OF LEVEL 3 (4) DECEMBER 31,
                           ---------- ----------------- ------------- --------------- ------------- -------------- ------------
                                                                       (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities...........     $17           $ --            $ --           $  7            $12           $(1)         $ 35
  Foreign corporate
     securities...........      28             (1)              4            (12)            --            --            19
                               ---           ----            ----           ----           ----          ----          ----
     Total fixed maturity
       securities.........     $45            $(1)            $ 4           $ (5)           $12           $(1)         $ 54
                               ===           ====            ====           ====           ====          ====          ====
Net embedded derivatives
  (5).....................     $99            $33             $--           $  8           $ --          $ --          $140

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                         FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  -------------------------------------------------------------------------------------
                                                TOTAL REALIZED/UNREALIZED
                                               GAINS (LOSSES) INCLUDED IN:
                                             -------------------------------    PURCHASES,
                                                                   OTHER          SALES,     TRANSFER INTO
                                   BALANCE,                    COMPREHENSIVE  ISSUANCES AND    AND/OR OUT    BALANCE,
                                  JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3) OF LEVEL 3(4) DECEMBER 31,
                                  ---------- ----------------- ------------- --------------- ------------- ------------
                                                                      (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities......    $ 12          $  --             $ 1           $  5            $(1)         $17
  Foreign corporate securities...      23              5              12            (12)            --           28
                                     ----          -----            ----           ----           ----          ---
     Total fixed maturity
       securities................    $ 35          $   5             $13           $ (7)           $(1)         $45
                                     ====          =====            ====           ====           ====          ===
Net embedded derivatives (5).....    $216          $(127)           $ --           $ 10           $ --          $99



                                  FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                   -----------------------------------------------------------------------------------------------------
                                                                TOTAL REALIZED/UNREALIZED
                                                               GAINS (LOSSES) INCLUDED IN:      PURCHASES,     TRANSFER
                                                             -------------------------------      SALES,          IN
                                                                                   OTHER        ISSUANCES       AND/OR
                        BALANCE,       IMPACT OF   BALANCE,                    COMPREHENSIVE       AND          OUT OF
                   DECEMBER 31, 2007 ADOPTION (6) JANUARY 1, EARNINGS (1), (2) INCOME (LOSS) SETTLEMENTS (3) LEVEL 3 (4)
                   ----------------- ------------ ---------- ----------------- ------------- --------------- -----------
                                                               (IN MILLIONS)
YEAR ENDED
  DECEMBER 31,
  2008:
ASSETS:
  Fixed maturity
     securities...        $47            $ --         $47           $ (3)           $(15)           $5            $ 1
Net embedded
  derivatives
  (5).............        $ 9             $11         $20           $189            $ --            $7           $ --
                    FAIR VALUE
                   MEASUREMENTS
                       USING
                    SIGNIFICANT
                   UNOBSERVABLE
                      INPUTS
                     (LEVEL 3)
                   ------------
                     BALANCE,
                   DECEMBER 31,
                   ------------
                        (IN
                     MILLIONS)
YEAR ENDED
  DECEMBER 31,
  2008:
ASSETS:
  Fixed maturity
     securities...     $ 35
Net embedded
  derivatives
  (5).............     $216


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was an $11 million increase to net assets. Such amount was also impacted by a reduction to DAC of $4 million, which resulted in a total net impact of $7 million on Level 3 assets and liabilities and also reflects the total net impact of the adoption.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                              TOTAL GAINS AND LOSSES
                                                --------------------------------------------------
                                                    CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                           (LOSSES) INCLUDED IN EARNINGS
                                                --------------------------------------------------
                                                                   NET            NET
                                                    NET        INVESTMENT     DERIVATIVE
                                                INVESTMENT        GAINS          GAINS
                                                  INCOME        (LOSSES)       (LOSSES)      TOTAL
                                                ----------     ----------     ----------     -----
                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  Foreign corporate securities................     $ --            $(1)          $ --         $(1)
                                                   ----           ----           ----         ---
     Total fixed maturity securities..........      $--            $(1)           $--         $(1)
                                                   ====           ====           ====         ===
Net embedded derivatives......................      $--           $ --            $33         $33



                                                             TOTAL GAINS AND LOSSES
                                               --------------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                               --------------------------------------------------
                                                                  NET            NET
                                                   NET        INVESTMENT     DERIVATIVE
                                               INVESTMENT        GAINS          GAINS
                                                 INCOME        (LOSSES)       (LOSSES)      TOTAL
                                               ----------     ----------     ----------     -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  Foreign corporate securities...............     $ --            $ 5           $  --       $   5
                                                  ----           ----           -----       -----
     Total fixed maturity securities.........      $--            $ 5           $  --       $   5
                                                  ====           ====           =====       =====
Net embedded derivatives.....................      $--           $ --           $(127)      $(127)



                                                              TOTAL GAINS AND LOSSES
                                                --------------------------------------------------
                                                    CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                           (LOSSES) INCLUDED IN EARNINGS
                                                --------------------------------------------------
                                                                   NET            NET
                                                    NET        INVESTMENT     DERIVATIVE
                                                INVESTMENT        GAINS          GAINS
                                                  INCOME        (LOSSES)       (LOSSES)      TOTAL
                                                ----------     ----------     ----------     -----
                                                                   (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
  Fixed maturity securities...................     $ --            $(3)          $ --         $ (3)
Net embedded derivatives......................      $--           $ --           $189         $189

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                             RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31,
                                                                       2010
                                           -----------------------------------------------------------
                                                                 NET               NET
                                               NET           INVESTMENT        DERIVATIVE
                                           INVESTMENT           GAINS             GAINS
                                             INCOME           (LOSSES)          (LOSSES)         TOTAL
                                           ----------        ----------        ----------        -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
  Fixed maturity securities:
  Foreign corporate securities...........     $ --              $ --              $ --            $ --
                                              ----              ----              ----            ----
     Total fixed maturity securities.....      $--               $--               $--             $--
                                              ====              ====              ====            ====
Net embedded derivatives.................      $--               $--               $34             $34



                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                             RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31,
                                                                       2009
                                           -----------------------------------------------------------
                                                                 NET               NET
                                               NET           INVESTMENT        DERIVATIVE
                                           INVESTMENT           GAINS             GAINS
                                             INCOME           (LOSSES)          (LOSSES)         TOTAL
                                           ----------        ----------        ----------        -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
  Fixed maturity securities:
  Foreign corporate securities...........     $ --               $ 5              $  --          $   5
                                              ----              ----              -----          -----
     Total fixed maturity securities.....      $--               $ 5              $  --          $   5
                                              ====              ====              =====          =====
Net embedded derivatives.................      $--              $ --              $(125)         $(125)



                                                       CHANGES IN UNREALIZED GAINS (LOSSES)
                                             RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31,
                                                                       2008
                                           -----------------------------------------------------------
                                                                 NET               NET
                                               NET           INVESTMENT        DERIVATIVE
                                           INVESTMENT           GAINS             GAINS
                                             INCOME           (LOSSES)          (LOSSES)         TOTAL
                                           ----------        ----------        ----------        -----
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
  Fixed maturity securities..............     $ --               $(3)             $ --            $ (3)
Net embedded derivatives.................      $--              $ --              $190            $190

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
  Mortgage loans........................................               $ 76        $ 80
  Policy loans..........................................               $404        $511
  Other invested assets (1).............................               $ 25        $ 25
  Cash and cash equivalents.............................               $ 32        $ 32
  Accrued investment income.............................               $ 26        $ 26
  Premiums, reinsurance and other receivables (1).......               $131        $135
  Other assets (1)......................................               $  5        $  5
LIABILITIES
  Policyholder account balances (1).....................               $ 99        $105
  Long-term debt -- affiliated..........................               $ 25        $ 25
  Other liabilities (1).................................               $ 36        $ 36
  Separate account liabilities (1)......................               $ 76        $ 76
COMMITMENTS (2)
  Mortgage loan commitments.............................     $15       $ --        $ --
  Commitments to fund private corporate bond
     investments........................................     $ 3       $ --        $ --



                                                                                ESTIMATED
                                                          NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                          AMOUNT      VALUE      VALUE
--------------------------------------------------------  --------   --------   ---------
                                                                   (IN MILLIONS)
ASSETS
  Mortgage loans........................................               $ 82        $ 83
  Policy loans..........................................               $397        $482
  Other invested assets (1).............................               $ 25        $ 25
  Short-term investments (3)............................               $ 14        $ 14
  Cash and cash equivalents.............................               $ 10        $ 10
  Accrued investment income.............................               $ 24        $ 24
  Premiums, reinsurance and other receivables (1).......               $107        $105
  Other assets (1)......................................               $  6        $  5
LIABILITIES
  Policyholder account balances (1).....................               $ 83        $ 80
  Long-term debt -- affiliated..........................               $ 25        $ 24
  Other liabilities (1).................................               $ 33        $ 33
  Separate account liabilities (1)......................               $235        $235
COMMITMENTS (2)
  Mortgage loan commitments.............................     $1        $ --        $ --
  Commitments to fund private corporate bond
     investments........................................     $5        $ --        $ --

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Commitments are off-balance sheet obligations.

   (3) Short-term investments as presented in the table above differs from the amount presented in the consolidated balance sheets because this table does not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, certain short-term investments, derivative liabilities, net embedded derivatives within asset and liability host contracts and separate account assets. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

     Other invested assets within the preceding tables are comprised of a loan to an affiliate. The estimated fair value of loan to an affiliate is estimated by discounting the expected future cash flows using current market rates and the credit risk of the note issuer.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Cash and Cash Equivalents

     Due to the short term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are comprised of certain amounts recoverable under reinsurance contracts.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Other Assets

     Other assets in the consolidated balance sheets are principally comprised of deferred sales inducements, capitalized software and receivables for miscellaneous loans to agencies. With the exception of these receivables, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount presented in the preceding tables represents the receivables from agencies for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the Company's lending rate, at the end of the reporting period, for loans issued to agencies.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include fixed deferred annuities, fixed term payout annuities and total control accounts ("TCA"). The fair values for these investment contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Long-term Debt -- Affiliated

     The estimated fair value of affiliated long-term debt is generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest payable; amounts due for securities purchased but not yet settled; and funds withheld under reinsurance treaties accounted for as deposit type treaties. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values.

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

     The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:

                                                                           DAC
                                                                      -------------
                                                                      (IN MILLIONS)
Balance at January 1, 2008..........................................      $1,349
Capitalizations.....................................................         124
                                                                          ------
     Subtotal.......................................................       1,473
                                                                          ------
Amortization related to:
  Net investment gains (losses).....................................         (44)
  Other expenses....................................................        (221)
                                                                          ------
     Total amortization.............................................        (265)
                                                                          ------
Unrealized investment gains (losses)................................           4
                                                                          ------
Balance at December 31, 2008........................................       1,212
Capitalizations.....................................................          90
                                                                          ------
     Subtotal.......................................................       1,302
                                                                          ------
Amortization related to:
  Net investment gains (losses).....................................          29
  Other expenses....................................................        (140)
                                                                          ------
     Total amortization.............................................        (111)
                                                                          ------
Unrealized investment gains (losses)................................          (7)
                                                                          ------
Balance at December 31, 2009........................................       1,184
Capitalizations.....................................................          30
                                                                          ------
     Subtotal.......................................................       1,214
                                                                          ------
Amortization related to:
  Net investment gains (losses).....................................         (15)
  Other expenses....................................................        (125)
                                                                          ------
     Total amortization.............................................        (140)
                                                                          ------
Unrealized investment gains (losses)................................           5
                                                                          ------
Balance at December 31, 2010........................................      $1,079
                                                                          ======



     Amortization of DAC is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC that would have been amortized if such gains and losses had been recognized.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  INSURANCE

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Balance at January 1,......................................   $39       $40      $ 42
Capitalization.............................................    --         4         8
Amortization...............................................    (4)       (5)      (10)
                                                              ---       ---      ----
Balance at December 31,....................................   $35       $39      $ 40
                                                              ===       ===      ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $9,105 million and $8,805 million at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $308 million, $332 million and $387 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     For the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Balance at January 1,.......................................   $24       $21       $22
  Less: Reinsurance recoverables............................    19        17        18
                                                               ---       ---       ---
Net balance at January 1,...................................     5         4         4
                                                               ---       ---       ---
Incurred related to:
  Current year..............................................     1         2         2
  Prior years...............................................    --        --        (1)
                                                               ---       ---       ---
                                                                 1         2         1
                                                               ---       ---       ---
Paid related to:
  Current year..............................................    --        --        --
  Prior years...............................................    (1)       (1)       (1)
                                                               ---       ---       ---
                                                                (1)       (1)       (1)
                                                               ---       ---       ---
Net balance at December 31,.................................     5         5         4
  Add: Reinsurance recoverables.............................    20        19        17
                                                               ---       ---       ---
Balance at December 31,.....................................   $25       $24       $21
                                                               ===       ===       ===



     During 2010 and 2009, there was no change to claims and claim adjustment expenses associated with prior years. During 2008, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $1 million, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                  DECEMBER 31,
                                        ---------------------------------------------------------------
                                                     2010                             2009
                                        ------------------------------   ------------------------------
                                            IN THE             AT            IN THE             AT
                                        EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                        --------------   -------------   --------------   -------------
                                                                 (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value................     $   4,326             N/A        $   4,037             N/A
Net amount at risk (2)................     $      77 (3)         N/A        $     217 (3)         N/A
Average attained age of
  contractholders.....................      61 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value................     $   2,222       $   3,401        $   2,196       $   3,133
Net amount at risk (2)................     $     173 (3)   $     502 (4)    $     348 (3)   $     637 (4)
Average attained age of
  contractholders.....................      62 years        59 years         61 years        59 years



                                                                   DECEMBER 31,
                                                             ------------------------
                                                                2010           2009
                                                             ---------      ---------
                                                               SECONDARY GUARANTEES
                                                             ------------------------
                                                                   (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
  Account value (general and separate account).............  $   2,006      $   1,986
  Net amount at risk (2)...................................  $  19,973 (3)  $  22,429 (3)
  Average attained age of policyholders....................   50 years       49 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                            UNIVERSAL AND
                                                    ANNUITY CONTRACTS       VARIABLE LIFE
                                               --------------------------     CONTRACTS
                                               GUARANTEED     GUARANTEED    -------------
                                                  DEATH     ANNUITIZATION     SECONDARY
                                                BENEFITS       BENEFITS       GUARANTEES    TOTAL
                                               ----------   -------------   -------------   -----
                                                                  (IN MILLIONS)
DIRECT
Balance at January 1, 2008...................      $ 3           $ 5              $ 1        $ 9
  Incurred guaranteed benefits...............       13            29                1         43
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2008.................       13            34                2         49
  Incurred guaranteed benefits...............       --            (5)              (1)        (6)
  Paid guaranteed benefits...................       (6)           --               --         (6)
                                                   ---           ---             ----        ---
Balance at December 31, 2009.................        7            29                1         37
  Incurred guaranteed benefits...............        2             5               --          7
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2010.................      $ 6           $34              $ 1        $41
                                                   ===           ===             ====        ===
CEDED
Balance at January 1, 2008...................      $ 2           $ 2             $ --        $ 4
  Incurred guaranteed benefits...............       10            10               --         20
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2008.................        9            12               --         21
  Incurred guaranteed benefits...............        3            (2)              --          1
  Paid guaranteed benefits...................       (6)           --               --         (6)
                                                   ---           ---             ----        ---
Balance at December 31, 2009.................        6            10               --         16
  Incurred guaranteed benefits...............        2             2               --          4
  Paid guaranteed benefits...................       (3)           --               --         (3)
                                                   ---           ---             ----        ---
Balance at December 31, 2010.................      $ 5           $12              $--        $17
                                                   ===           ===             ====        ===
NET
Balance at January 1, 2008...................      $ 1           $ 3              $ 1        $ 5
  Incurred guaranteed benefits...............        3            19                1         23
  Paid guaranteed benefits...................       --            --               --         --
                                                   ---           ---             ----        ---
Balance at December 31, 2008.................        4            22                2         28
  Incurred guaranteed benefits...............       (3)           (3)              (1)        (7)
  Paid guaranteed benefits...................       --            --               --         --
                                                   ---           ---             ----        ---
Balance at December 31, 2009.................        1            19                1         21
  Incurred guaranteed benefits...............       --             3               --          3
  Paid guaranteed benefits...................       --            --               --         --
                                                   ---           ---             ----        ---
Balance at December 31, 2010.................      $ 1           $22              $ 1        $24
                                                   ===           ===             ====        ===


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                   (IN MILLIONS)
Fund Groupings:
  Equity........................................................  $3,915   $3,736
  Balanced......................................................   2,573    2,330
  Bond..........................................................     836      767
  Specialty.....................................................     252      250
  Money Market..................................................     137      285
                                                                  ------   ------
     Total......................................................  $7,713   $7,368
                                                                  ======   ======



7.  REINSURANCE

     The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for certain products and reinsures up to 90% of the mortality risk for other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     The Company reinsures 100% of the living and death benefit guarantees in connection with its variable annuities issued since 2001 with an affiliate reinsurer. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders and receives a reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $149 million and $162 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $192 million of net unaffiliated ceded reinsurance recoverables. Of this total, $129 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $94 million of which were unsecured. At December 31, 2009, the Company had $204 million of net unaffiliated

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES ceded reinsurance recoverables. Of this total, $137 million, or 67%, were with the Company's five largest unaffiliated ceded reinsurers, including $105 million of which were unsecured.

     The amounts in the consolidated statements of income include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             -------------------------
                                                             2010      2009       2008
                                                             ----     ------      ----
                                                                   (IN MILLIONS)
PREMIUMS:
  Direct premiums..........................................  $101      $117       $137
  Reinsurance ceded........................................   (47)      (51)       (64)
                                                             ----      ----       ----
     Net premiums..........................................  $ 54      $ 66       $ 73
                                                             ====      ====       ====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product policy
     fees..................................................  $369      $433       $611
  Reinsurance ceded........................................   (59)      (58)       (58)
                                                             ----      ----       ----
     Net universal life and investment-type product policy
       fees................................................  $310      $375       $553
                                                             ====      ====       ====
OTHER REVENUES:
  Direct other revenues....................................  $119      $100       $121
  Reinsurance ceded........................................     1         1          1
                                                             ----      ----       ----
     Net other revenues....................................  $120      $101       $122
                                                             ====      ====       ====
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..................  $180      $191       $266
  Reinsurance ceded........................................   (67)      (78)       (96)
                                                             ----      ----       ----
     Net policyholder benefits and claims..................  $113      $113       $170
                                                             ====      ====       ====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..............................................  $ 32      $ 35       $ 30
  Reinsurance ceded........................................    (2)       (2)        (2)
                                                             ----      ----       ----
     Net interest credited to policyholder account
       balances............................................  $ 30      $ 33       $ 28
                                                             ====      ====       ====
OTHER EXPENSES:
  Direct other expenses....................................  $366      $385       $620
  Reinsurance ceded........................................    (6)       (9)       (12)
                                                             ----      ----       ----
     Net other expenses....................................  $360      $376       $608
                                                             ====      ====       ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                               DECEMBER 31, 2010
                                                   -----------------------------------------
                                                    TOTAL
                                                   BALANCE                     TOTAL, NET OF
                                                    SHEET    ASSUMED   CEDED    REINSURANCE
                                                   -------   -------   -----   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $  510     $ --     $487       $   23
Deferred policy acquisition costs................    1,079       --        9        1,070
                                                    ------     ----     ----       ------
  Total assets...................................   $1,589      $--     $496       $1,093
                                                    ======     ====     ====       ======
LIABILITIES:
Policyholder account balances....................   $  971      $(2)    $ --       $  973
Other liabilities................................      281       --       66          215
                                                    ------     ----     ----       ------
  Total liabilities..............................   $1,252      $(2)    $ 66       $1,188
                                                    ======     ====     ====       ======




                                                               DECEMBER 31, 2009
                                                   -----------------------------------------
                                                    TOTAL
                                                   BALANCE                     TOTAL, NET OF
                                                    SHEET    ASSUMED   CEDED    REINSURANCE
                                                   -------   -------   -----   -------------
                                                                 (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $  459     $ --     $429       $   30
Deferred policy acquisition costs................    1,184       --        7        1,177
                                                    ------     ----     ----       ------
  Total assets...................................   $1,643      $--     $436       $1,207
                                                    ======     ====     ====       ======
LIABILITIES:
Policyholder account balances....................   $  969      $(2)    $ --       $  971
Other liabilities................................      260       --       60          200
                                                    ------     ----     ----       ------
  Total liabilities..............................   $1,229      $(2)    $ 60       $1,171
                                                    ======     ====     ====       ======



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $131 million and $107 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed reinsurance at both December 31, 2010 and 2009.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, Exeter Reassurance Company, Ltd. and MetLife Reinsurance Company of Vermont, all of which are related parties.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of income was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
PREMIUMS:
Reinsurance ceded (1).......................................  $ (6)     $ (4)     $ (4)
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
Reinsurance ceded (1).......................................  $(17)     $(16)     $(16)
OTHER REVENUES:
Reinsurance ceded...........................................  $  1      $  1      $  1
POLICYHOLDER BENEFITS AND CLAIMS:
Reinsurance ceded (1).......................................  $ (8)     $ (6)     $(27)
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
Reinsurance ceded...........................................  $ (2)     $ (2)     $ (2)
OTHER EXPENSES:
Reinsurance ceded (1).......................................  $  1      $ --      $  2


--------

   (1) In September 2008, MetLife completed a tax-free split-off of its majority owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). After the split-off, reinsurance transactions with RGA were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions with RGA have been removed from the presentation in the table above. Affiliated transactions with RGA for the year ended December 31, 2008 include ceded premiums, ceded fees, ceded benefits and ceded other expenses of $2 million, $6 million, $6 million and ($1) million, respectively.

     Information regarding the effect of ceded affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.......................  $285   $213
                                                                    ====   ====
LIABILITIES:
Other liabilities.................................................  $ 21   $ 15
                                                                    ====   ====



     The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were also included within net derivative gains (losses). Embedded derivative assets associated with the cessions, of $161 million and $113 million at December 31, 2010 and 2009, respectively, were included within premiums, reinsurance and other receivables. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included $28 million, ($224) million and $294 million, respectively, in changes in fair value of such embedded derivatives.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $95 million and $92 million of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $94 million and $73 million at December 31, 2010 and 2009, respectively. There were no deposit liabilities for assumed affiliated reinsurance at both December 31, 2010 and 2009.

8.  LONG-TERM DEBT -- AFFILIATED

     In September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The secured demand note matured in February 2011 and bore interest at 0.50% per annum. The Company has not exercised its right to sell or repledge the collateral.

9.  INCOME TAX

     The provision for income tax was as follows:

                                                             YEARS ENDED DECEMBER 31,
                                                             ------------------------
                                                             2010      2009      2008
                                                             ----      ----      ----
                                                                   (IN MILLIONS)
Current:
  Federal..................................................   $15      $ 16       $(8)
Deferred:
  Federal..................................................    16       (52)       67
                                                              ---      ----       ---
     Provision for income tax expense (benefit)............   $31      $(36)      $59
                                                              ===      ====       ===



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Tax provision at U.S. statutory rate........................  $ 37      $ (9)     $ 73
Tax effect of:
  Tax-exempt investment income..............................   (11)      (19)      (16)
  Prior year tax............................................     6        (4)        2
  Tax Credits...............................................    (1)       --        --
  Other, net................................................    --        (4)       --
                                                              ----      ----      ----
     Provision for income tax expense (benefit).............  $ 31      $(36)     $ 59
                                                              ====      ====      ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2010      2009
                                                                    ----      ----
                                                                     (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables........................  $193      $237
  Employee benefits...............................................    10         8
  Deferred intercompany losses....................................    10        10
  Litigation-related and government mandated......................     3         3
  Investments, including derivatives..............................     8         1
  Net operating loss carryforwards................................     2        --
  Other, net......................................................     4        12
                                                                    ----      ----
                                                                     230       271
  Less: Valuation allowance.......................................    12        10
                                                                    ----      ----
                                                                     218       261
                                                                    ----      ----
Deferred income tax liabilities:
  DAC.............................................................   311       341
  Net unrealized investment gains.................................    25        11
  Other, net......................................................     1        --
                                                                    ----      ----
                                                                     337       352
                                                                    ----      ----
     Net deferred income tax liability............................  $119      $ 91
                                                                    ====      ====



     State net operating loss carryforwards of $26 million at December 31, 2010 will expire beginning in 2011.

     The Company has recorded a valuation allowance related to tax benefits of certain state net operating loss carryforwards, as well as deferred intercompany losses from the sale of Exeter Reassurance Company, Ltd. to MetLife prior to 2003. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2010, the Company recorded an overall increase to the deferred tax valuation allowance of $2 million, related to certain state net operating loss carryforwards.

     NELICO participates in a tax sharing agreement with MetLife. This agreement provides that current federal income tax expense (benefit) is computed on a separate return basis and members of the tax group shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife were $19 million, $8 million and $31 million for 2010, 2009 and 2008, respectively.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2003. In April 2010, the IRS exam of the current audit cycle, years 2003 to 2006, began.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $5 million and $18 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $6 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $4 million related to a true-up of the 2008 tax return.

10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company and certain of its affiliates have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Additional litigation relating to the Company's marketing and sales of individual life insurance, annuities, mutual funds or other products may be commenced in the future. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimated losses for sales practices matters.

     The Company conducted an internal investigation of an agency in Los Angeles, CA concerning the referral of clients to an entity which the U.S. Securities Exchange Commission has put into receivership for allegedly defrauding investors. Three of the Company's former representatives may have encouraged customers to invest in this entity. Restitution is being made to customers. The Company has been named in three related lawsuits currently pending in California state court.

     Retained Asset Account Matters. The New York Attorney General announced on July 29, 2010, that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company's ultimate parent, MetLife, and other insurance carriers. MetLife received the subpoena on July 30, 2010. Metropolitan Life Insurance Company and its affiliates also have received requests for documents and information from U.S. congressional committees and members, as well as various state regulatory bodies, including the New York State Insurance Department. It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the TCA, but management believes that the Company's financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit.

     Various litigation, claims and assessments against the Company, in addition to those discussed previously or those otherwise provided for in the Company's financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although, in light of these considerations, it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2010, 2009 and 2008. At both December 31, 2010 and 2009, the Company maintained a liability of $1 million and related assets for premium tax offsets of $1 million, for undiscounted future assessments with respect to impaired, insolvent or failed insurers. The Company maintained at both December 31, 2010 and 2009, an asset related to paid assessments representing currently available premium tax offsets of less than $1 million.

COMMITMENTS

  LEASES

     The Company, as lessee, has entered into various lease agreements for office space, data processing and other equipment. Future minimum gross rental payments relating to these lease agreements are as follows:

                                                                          GROSS
                                                                          RENTAL
                                                                         PAYMENTS
                                                                      -------------
                                                                      (IN MILLIONS)
2011................................................................       $15
2012................................................................       $12
2013................................................................       $10
2014................................................................       $ 7
2015................................................................       $ 5
Thereafter..........................................................       $ 8


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $6 million at both December 31, 2010 and 2009. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $15 million and $1 million at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $3 million and $5 million at December 31, 2010 and 2009, respectively.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In one case, the maximum potential obligation under the indemnities and guarantees is $45 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company had no liability for indemnities, guarantees and commitments at both December 31, 2010 and 2009.

11.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company's employees, sales representatives and retirees participate in funded qualified and unfunded non-qualified defined benefit pension plans and other postretirement plans sponsored by Metropolitan Life Insurance Company. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2010, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plan provides supplemental benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by Metropolitan Life Insurance Company. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life Insurance Company associated with benefits provided to its employees and does not bear direct obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets or the additional disclosure below. The Company's share of pension expense was $11 million, $12 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. In

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES addition, the Company's share of other postretirement expense was less than $1 million, $3 million and less than $1 million for the years ended December 31, 2010, 2009 and 2008, respectively. The combined allocated pension and other postretirement benefit expenses are included in the accompanying consolidated statements of income.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined benefit pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosure below. The Company made contributions of $3 million, $2 million and $2 million for the years ended December 31, 2010, 2009 and 2008, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan along with the related net periodic pension expenses, are included in the accompanying consolidated financial statements and the additional disclosures below.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                                         POSTRETIRE-
                                                             PENSION         MENT
                                                             BENEFITS      BENEFITS
                                                           -----------   -----------
                                                                  DECEMBER 31,
                                                           -------------------------
                                                           2010   2009   2010   2009
                                                           ----   ----   ----   ----
                                                                 (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at January 1,.........................  $ 41   $ 37   $ 31   $ 25
  Service costs..........................................     1      1      1      1
  Interest costs.........................................     3      2      2      2
  Plan participants' contributions.......................    --     --      2      2
  Net actuarial (gains) losses...........................     3      3      5      1
  Change in benefits.....................................    --     --     --      5
  Benefits paid..........................................    (2)    (2)    (4)    (5)
                                                           ----   ----   ----   ----
Benefit obligation at December 31,.......................    46     41     37     31
                                                           ----   ----   ----   ----
Change in plan assets:
Fair value of plan assets at January 1,..................    --     --     --     --
  Actual return on plan assets...........................    --     --     --     --
  Plan participants' contributions.......................    --     --      2      2
  Employer contribution..................................     2      2      2      3
  Benefits paid..........................................    (2)    (2)    (4)    (5)
                                                           ----   ----   ----   ----
Fair value of plan assets at December 31,................    --     --     --     --
                                                           ----   ----   ----   ----
  Funded status at December 31,..........................  $(46)  $(41)  $(37)  $(31)
                                                           ====   ====   ====   ====
Amounts recognized in the consolidated balance sheets
  consist of:
  Other liabilities......................................  $(46)  $(41)  $(37)  $(31)
                                                           ====   ====   ====   ====
Accumulated other comprehensive (income) loss:
  Net actuarial losses...................................  $ 10   $  8   $  3   $ (2)
  Prior service costs (credit)...........................     1      1     16     18
                                                           ----   ----   ----   ----
Accumulated other comprehensive (income) loss............    11      9     19     16
  Deferred income tax (benefit)..........................    (4)    (3)    (7)    (6)
                                                           ----   ----   ----   ----
  Accumulated other comprehensive (income) loss, net of
     income tax..........................................  $  7   $  6   $ 12   $ 10
                                                           ====   ====   ====   ====



     The accumulated benefit obligation for the defined benefit pension plan were $41 million and $38 million at December 31, 2010 and 2009, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets was as follows:

                                                                     DECEMBER 31,
                                                                    --------------
                                                                    2010      2009
                                                                    ----      ----
                                                                     (IN MILLIONS)
Projected benefit obligation......................................   $46       $41
Accumulated benefit obligation....................................   $41       $38
Fair value of plan assets.........................................  $ --      $ --

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The projected benefit obligation exceeded assets for all pension plans at December 31, 2010 and 2009.

     Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

          i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Subsidiaries on service rendered during the current year.

          ii) Interest Costs on the Liability -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

          iii) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

          iv) Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

          v) Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

     The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                              OTHER
                                                        PENSION          POSTRETIREMENT
                                                       BENEFITS             BENEFITS
                                                  ------------------   ------------------
                                                          YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------
                                                  2010   2009   2008   2010   2009   2008
                                                  ----   ----   ----   ----   ----   ----
                                                               (IN MILLIONS)
Net Periodic Benefit Costs:
  Service costs.................................   $ 1    $ 1    $ 1    $ 1    $ 1   $ --
  Interest costs................................     3      2      2      2      2      2
  Amortization of prior service costs (credit)..    --     --      2      2      2      2
                                                   ---    ---    ---    ---    ---   ----
     Total net periodic benefit costs (credit)..     4      3      5      5      5      4
                                                   ---    ---    ---    ---    ---   ----
Other Changes in Plan Assets and Benefit
  Obligations Recognized in Other Comprehensive
  Income (Loss):
  Net actuarial (gains) losses..................     2      3      4      5      1     --
  Prior service costs (credit)..................    --     --      1     --      5      2
  Amortization of prior service (costs) credit..    --     --     (2)    (2)    (2)    (2)
                                                   ---    ---    ---    ---    ---   ----
     Total recognized in other comprehensive
       income (loss)............................     2      3      3      3      4     --
                                                   ---    ---    ---    ---    ---   ----
       Total recognized in net periodic benefit
          costs and other comprehensive income
          (loss)................................   $ 6    $ 6    $ 8    $ 8    $ 9    $ 4
                                                   ===    ===    ===    ===    ===   ====



     For the year ended December 31, 2010, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of $2 million and other postretirement

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES benefits of $3 million for an aggregate reduction in other comprehensive income
(loss) of $5 million before income tax and $3 million, net of income tax.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are both less than $1 million.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs (credit) over the next year are less than $1 million and $2 million, respectively.

     The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. The resulting reduction in the accumulated postretirement benefit obligation was $0 and less than $1 million for the years ended December 31, 2010 and 2009, respectively. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company will no longer apply for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

     The Company received subsidies of less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                            PENSION          MENT
                                                            BENEFITS       BENEFITS
                                                          -----------   -------------
                                                                  DECEMBER 31,
                                                          ---------------------------
                                                          2010   2009   2010     2009
                                                          ----   ----   ----     ----
Weighted average discount rate..........................  5.80%  6.25%  5.80%    6.25%
Rate of compensation increase...........................  5.00%  5.00%   N/A      N/A


     Assumptions used in determining net periodic benefit costs were as follows:

                                                                              OTHER
                                                        PENSION          POSTRETIREMENT
                                                       BENEFITS             BENEFITS
                                                  ------------------   ------------------
                                                                DECEMBER 31,
                                                  ---------------------------------------
                                                  2010   2009   2008   2010   2009   2008
                                                  ----   ----   ----   ----   ----   ----
Weighted average discount rate..................  6.25%  6.60%  6.65%  6.25%  6.60%  6.65%
Weighted average expected rate of return on plan
  assets........................................   N/A    N/A    N/A    N/A    N/A    N/A
Rate of compensation increase...................  5.00%  5.00%  4.00%   N/A    N/A    N/A


     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                         DECEMBER 31,
                                --------------------------------------------------------------
                                             2010                            2009
                                ------------------------------  ------------------------------
Pre-and Post-Medicare eligible  7.8% in 2011, gradually         8.2% in 2010,  gradually
  claims......................  decreasing each year until      decreasing each  year until
                                2083 reaching the ultimate      2079  reaching the  ultimate
                                rate of 4.4% for all eligible   rate of 4.1% for all  eligible
                                retiree claims.                 retiree  claims.


     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare costs trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN THOUSANDS)
Effect on total of service and interest costs components...      $ 74         $ (65)
Effect of accumulated postretirement benefit obligation....      $806         $(726)


  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2011, the Company does not expect to make a contribution to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due. Total payments were $4 million and $5 million for the years ended December 31, 2010 and 2009, respectively.

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                              OTHER
                                                               PENSION   POSTRETIREMENT
                                                              BENEFITS      BENEFITS
                                                              --------   --------------
                                                                    (IN MILLIONS)
2011........................................................     $ 2           $ 3
2012........................................................     $ 2           $ 3
2013........................................................     $ 3           $ 3
2014........................................................     $ 2           $ 3
2015........................................................     $ 3           $ 3
2016-2020...................................................     $15           $14


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

12.  EQUITY

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $33 million, $111 million and $28 million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed, was $592 million and $564 million at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MLIC as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to MLIC in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2010, 2009 and 2008, NELICO paid a dividend of $84 million, $19 million and $94 million, respectively. The maximum amount of dividends which NELICO may pay to MLIC in 2011 without prior regulatory approval is $107 million.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior years:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year....................................................  $ 42      $104      $(77)
Income tax effect of holding gains (losses)...............   (14)      (38)       27
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income..........................................    (3)       (1)        7
  Amortization of premiums and accretion of discounts
     associated with investments..........................    (2)       (2)       (1)
Income tax effect.........................................     2         1        (2)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts..................     5        (7)        4
Income tax effect of allocation of holding (gains) losses
  to other policyholder amounts...........................    (2)        3        (1)
                                                            ----      ----      ----
Net unrealized investment gains (losses), net of income
  tax.....................................................    28        60       (43)
Defined benefit plans adjustment, net of income tax.......    (3)       (4)       (2)
                                                            ----      ----      ----
Other comprehensive income (loss).........................  $ 25      $ 56      $(45)
                                                            ====      ====      ====



13.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                              2010      2009       2008
                                                              ----      ----      -----
                                                                    (IN MILLIONS)
Compensation................................................  $ 30      $ 41      $   8
Pension, postretirement & postemployment benefit costs......    28        32         14
Commissions.................................................    78       104        201
Volume-related costs........................................    22        32         51
Capitalization of DAC.......................................   (30)      (90)      (124)
Amortization of DAC.........................................   140       111        265
Premium taxes, licenses & fees..............................    11        14         16
Professional services.......................................     4        23         84
Other.......................................................    77       109         93
                                                              ----      ----      -----
  Total other expenses......................................  $360      $376      $ 608
                                                              ====      ====      =====



  CAPITALIZATION AND AMORTIZATION OF DAC

     See Note 5 for a rollforward of DAC including impacts of capitalization and amortization.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  AFFILIATED EXPENSES

     Commissions and capitalization and amortization of DAC include the impact of affiliated reinsurance transactions.

     See Notes 7 and 14 for discussion of affiliated expenses included in the table above.

14.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees with affiliates related to these agreements, recorded in other expenses, were $72 million, $83 million and $127 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also entered into agreements to sell Insurance Products on behalf of certain affiliates. The Company received fees for this service of $180 million, $152 million and $98 million, included in other expenses, for the years ended December 31, 2010, 2009 and 2008, respectively. The aforementioned expenses and fees with affiliates were comprised of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2010       2009      2008
                                                              -----      -----      ----
                                                                     (IN MILLIONS)
Compensation................................................  $  12      $  12      $ 10
Pension, postretirement & postemployment benefit costs......     12         16         4
Commissions.................................................     --         20        80
Volume-related costs........................................   (156)      (146)      (91)
Other.......................................................     24         29        26
                                                              -----      -----      ----
  Total other expenses......................................  $(108)     $ (69)     $ 29
                                                              =====      =====      ====



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                                     YEARS ENDED
                                                                    DECEMBER 31,
                                                                 ------------------
                                                                 2010   2009   2008
                                                                 ----   ----   ----
                                                                    (IN MILLIONS)
Universal life and investment-type product policy fees.........   $25    $18    $6
Other revenues.................................................   $10    $ 7    $5


     The Company had net payables from affiliates of less than $1 million at December 31, 2010, related to the items discussed above. The Company had net receivables from affiliates of $7 million at December 31, 2009, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 7. See Note 2 and Note 8 for additional related party transactions.

15.   SUBSEQUENT EVENT

     The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 financial statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statements of operations, equity and cash flows for each of the three years in the period ended December 31, 2010. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1, the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, and changed its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 31, 2011

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2010 AND 2009

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                    2010       2009
                                                                  --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $153,708 and $145,439,
     respectively)..............................................  $159,535   $144,649
  Equity securities available-for-sale, at estimated fair value
     (cost: $1,898 and $2,191, respectively)....................     1,821      2,116
  Trading and other securities, at estimated fair value
     (includes: $463 and $420 of actively traded securities,
     respectively; and $201 and $0, respectively, relating to
     variable interest entities)................................       735        471
  Mortgage loans (net of valuation allowances of $522 and $594,
     respectively)..............................................    41,667     40,620
  Policy loans..................................................     8,270      8,099
  Real estate and real estate joint ventures (includes $10 and
     $18, respectively, relating to variable interest
     entities)..................................................     5,755      5,711
  Other limited partnership interests (includes $187 and $236,
     respectively, relating to variable interest entities)......     4,517      4,215
  Short-term investments, principally at estimated fair value...     2,369      3,315
  Other invested assets, principally at estimated fair value
     (includes $102 and $137, respectively, relating to variable
     interest entities).........................................     7,822      6,811
                                                                  --------   --------
     Total investments..........................................   232,491    216,007
Cash and cash equivalents, principally at estimated fair value
  (includes $55 and $9, respectively, relating to variable
  interest entities)............................................     3,485      3,347
Accrued investment income (includes $3 and $0, respectively,
  relating to variable interest entities).......................     2,183      2,066
Premiums, reinsurance and other receivables (includes $1 and $0,
  respectively, relating to variable interest entities).........    26,802     26,375
Deferred policy acquisition costs and value of business
  acquired......................................................     8,191      9,364
Current income tax recoverable..................................        --        121
Deferred income tax assets......................................        --      1,094
Other assets (includes $6 and $16, respectively, relating to
  variable interest entities)...................................     4,426      4,206
Separate account assets.........................................    97,829     80,377
                                                                  --------   --------
     Total assets...............................................  $375,407   $342,957
                                                                  ========   ========
LIABILITIES AND EQUITY
LIABILITIES
Future policy benefits..........................................  $102,950   $ 99,960
Policyholder account balances...................................    88,922     86,590
Other policy-related balances...................................     5,649      5,627
Policyholder dividends payable..................................       722        761
Policyholder dividend obligation................................       876         --
Payables for collateral under securities loaned and other
  transactions..................................................    17,014     14,662
Short-term debt.................................................       102        319
Long-term debt (includes $236 and $64, respectively, at
  estimated fair value, relating to variable interest
  entities).....................................................     3,610      3,502
Current income tax payable......................................       155         --
Deferred income tax liability...................................       950         --
Other liabilities (includes $61 and $26, respectively, relating
  to variable interest entities)................................    35,113     33,690
Separate account liabilities....................................    97,829     80,377
                                                                  --------   --------
     Total liabilities..........................................   353,892    325,488
                                                                  --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 13)
EQUITY
Metropolitan Life Insurance Company stockholder's equity:
  Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
     both December 31, 2010 and 2009............................         5          5
  Additional paid-in capital....................................    14,445     14,438
  Retained earnings.............................................     6,001      4,817
  Accumulated other comprehensive income (loss).................       916     (2,082)
                                                                  --------   --------
     Total Metropolitan Life Insurance Company stockholder's
       equity...................................................    21,367     17,178
Noncontrolling interests........................................       148        291
                                                                  --------   --------
     Total equity...............................................    21,515     17,469
                                                                  --------   --------
     Total liabilities and equity...............................  $375,407   $342,957
                                                                  ========   ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                           2010      2009      2008
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $18,519   $18,629   $18,444
Universal life and investment-type product policy
  fees.................................................    2,075     2,067     2,285
Net investment income..................................   11,605    10,189    11,114
Other revenues.........................................    1,725     1,739     1,882
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities........................................     (510)   (1,521)     (787)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive
     income (loss).....................................      150       623        --
  Other net investment gains (losses)..................      190      (769)     (742)
                                                         -------   -------   -------
     Total net investment gains (losses)...............     (170)   (1,667)   (1,529)
  Net derivative gains (losses)........................     (266)   (4,428)    5,001
                                                         -------   -------   -------
       Total revenues..................................   33,488    26,529    37,197
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   20,707    20,662    20,699
Interest credited to policyholder account balances.....    2,523     2,669     3,181
Policyholder dividends.................................    1,443     1,612     1,716
Other expenses.........................................    6,259     6,009     6,578
                                                         -------   -------   -------
       Total expenses..................................   30,932    30,952    32,174
                                                         -------   -------   -------
Income (loss) from continuing operations before
  provision for income tax.............................    2,556    (4,423)    5,023
Provision for income tax expense (benefit).............      782    (1,890)    1,650
                                                         -------   -------   -------
Income (loss) from continuing operations, net of income
  tax..................................................    1,774    (2,533)    3,373
Income (loss) from discontinued operations, net of
  income tax...........................................       18        11      (189)
                                                         -------   -------   -------
Net income (loss)......................................    1,792    (2,522)    3,184
Less: Net income (loss) attributable to noncontrolling
  interests............................................       (3)       (5)       97
                                                         -------   -------   -------
Net income (loss) attributable to Metropolitan Life
  Insurance Company....................................  $ 1,795   $(2,517)  $ 3,087
                                                         =======   =======   =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 2010

                                  (IN MILLIONS)


                                                                           ACCUMULATED OTHER
                                                                      COMPREHENSIVE INCOME (LOSS)
                                                         ----------------------------------------------------
                                                                                                                    TOTAL
                                                                                                                METROPOLITAN
                                                               NET                      FOREIGN      DEFINED   LIFE INSURANCE
                                   ADDITIONAL              UNREALIZED    OTHER-THAN-    CURRENCY     BENEFIT       COMPANY
                           COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS     STOCKHOLDER'S
                            STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT      EQUITY
                           ------  ----------  --------  --------------  -----------  -----------  ----------  --------------
Balance at December 31,
  2009...................    $5      $14,438    $4,817       $ (265)        $(341)        $ 51       $(1,527)      $17,178
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                           30                                                                  30
                             --      -------    ------       ------         -----         ----       -------       -------
Balance at January 1,
  2010...................     5       14,438     4,847         (265)         (341)          51        (1,527)       17,208
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                          (10)          10                                                     --
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                  3                                                                             3
Excess tax benefits
  related to stock-based
  compensation...........                  4                                                                             4
Dividends on common
  stock..................                         (631)                                                               (631)
Change in equity of
  noncontrolling
  interests..............
Comprehensive income
  (loss):
  Net income (loss)......                        1,795                                                               1,795
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                                       118                                                    118
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....                                     2,701            87                                    2,788
     Foreign currency
       translation
       adjustments, net
       of income tax.....                                                                  (16)                        (16)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                                                                                 98            98
                                                                                                                   -------
       Other
          comprehensive
          income (loss)..                                                                                            2,988
                                                                                                                   -------
  Comprehensive income
     (loss)..............                                                                                            4,783
                             --      -------    ------       ------         -----         ----       -------       -------
Balance at December 31,
  2010...................    $5      $14,445    $6,001       $2,564         $(254)        $ 35       $(1,429)      $21,367
                             ==      =======    ======       ======         =====         ====       =======       =======

                           NONCONTROLLING   TOTAL
                              INTERESTS     EQUITY
                           --------------  -------
Balance at December 31,
  2009...................       $ 291      $17,469
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                       30
                                -----      -------
Balance at January 1,
  2010...................         291       17,499
Cumulative effect of
  change in accounting
  principle, net of
  income tax (Note 1)....                       --
Capital contributions
  from MetLife, Inc.
  (Note 15)..............                        3
Excess tax benefits
  related to stock-based
  compensation...........                        4
Dividends on common
  stock..................                     (631)
Change in equity of
  noncontrolling
  interests..............        (146)        (146)
Comprehensive income
  (loss):
  Net income (loss)......          (3)       1,792
  Other comprehensive
     income (loss):
     Unrealized gains
       (losses) on
       derivative
       instruments, net
       of income tax.....                      118
     Unrealized
       investment gains
       (losses), net of
       related offsets
       and income tax....           6        2,794
     Foreign currency
       translation
       adjustments, net
       of income tax.....                      (16)
     Defined benefit
       plans adjustment,
       net of income
       tax...............                       98
                                -----      -------
       Other
          comprehensive
          income (loss)..           6        2,994
                                -----      -------
  Comprehensive income
     (loss)..............           3        4,786
                                -----      -------
Balance at December 31,
  2010...................       $ 148      $21,515
                                =====      =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                  CONSOLIDATED STATEMENTS OF EQUITY (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2009

                                  (IN MILLIONS)


                                                                                            ACCUMULATED OTHER
                                                                                       COMPREHENSIVE INCOME (LOSS)
                                                                          ----------------------------------------------------
                                                                                NET                      FOREIGN      DEFINED
                                                    ADDITIONAL              UNREALIZED    OTHER-THAN-    CURRENCY     BENEFIT
                                            COMMON    PAID-IN   RETAINED    INVESTMENT     TEMPORARY   TRANSLATION     PLANS
                                             STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  IMPAIRMENTS  ADJUSTMENTS  ADJUSTMENT
                                            ------  ----------  --------  --------------  -----------  -----------  ----------
Balance at December 31, 2008..............    $5      $14,437    $ 7,298      $(7,701)       $  --         $143       $(1,437)
Cumulative effect of change in accounting
  principle, net of income tax (Note 1)...                            36                       (36)
  Capital contributions from MetLife, Inc.
     (Note 15)............................                  3
  Excess tax liabilities related to stock-
     based compensation...................                 (2)
  Change in equity of noncontrolling
     interests............................
Comprehensive income (loss):
  Net income (loss).......................                        (2,517)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................                                       (162)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................                                      7,598         (305)
     Foreign currency translation
       adjustments, net of income tax.....                                                                  (92)
     Defined benefit plans adjustment, net
       of income tax......................                                                                                (90)
     Other comprehensive income (loss)....
  Comprehensive income (loss).............
                                              --      -------    -------      -------        -----         ----       -------
Balance at December 31, 2009..............    $5      $14,438    $ 4,817      $  (265)       $(341)        $ 51       $(1,527)
                                              ==      =======    =======      =======        =====         ====       =======

                                                 TOTAL
                                             METROPOLITAN
                                            LIFE INSURANCE
                                                COMPANY
                                             STOCKHOLDER'S  NONCONTROLLING   TOTAL
                                                EQUITY         INTERESTS     EQUITY
                                            --------------  --------------  -------
Balance at December 31, 2008..............      $12,745          $ 83       $12,828
Cumulative effect of change in accounting
  principle, net of income tax (Note 1)...           --                          --
  Capital contributions from MetLife, Inc.
     (Note 15)............................            3                           3
  Excess tax liabilities related to stock-
     based compensation...................           (2)                         (2)
  Change in equity of noncontrolling
     interests............................                        218           218
Comprehensive income (loss):
  Net income (loss).......................       (2,517)           (5)       (2,522)
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax.........................         (162)                       (162)
     Unrealized investment gains (losses),
       net of related offsets and income
       tax................................        7,293            (5)        7,288
     Foreign currency translation
       adjustments, net of income tax.....          (92)                        (92)
     Defined benefit plans adjustment, net
       of income tax......................          (90)                        (90)
                                                -------          ----       -------
     Other comprehensive income (loss)....        6,949            (5)        6,944
                                                -------          ----       -------
  Comprehensive income (loss).............        4,432           (10)        4,422
                                                -------          ----       -------
Balance at December 31, 2009..............      $17,178          $291       $17,469
                                                =======          ====       =======




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                CONSOLIDATED STATEMENTS OF EQUITY -- (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2008

                                  (IN MILLIONS)


                                                                                      ACCUMULATED OTHER
                                                                                 COMPREHENSIVE INCOME (LOSS)
                                                                           ---------------------------------------
                                                                                                                         TOTAL
                                                                                                                     METROPOLITAN
                                                                                 NET         FOREIGN      DEFINED   LIFE INSURANCE
                                                     ADDITIONAL              UNREALIZED      CURRENCY     BENEFIT       COMPANY
                                             COMMON    PAID-IN   RETAINED    INVESTMENT    TRANSLATION     PLANS     STOCKHOLDER'S
                                              STOCK    CAPITAL   EARNINGS  GAINS (LOSSES)  ADJUSTMENTS  ADJUSTMENT      EQUITY
                                             ------  ----------  --------  --------------  -----------  ----------  --------------
Balance at December 31, 2007...............    $5      $14,426    $ 5,529      $ 1,342        $ 283       $  (284)     $ 21,301
Treasury stock transactions, net -- by
  subsidiary...............................                (11)                                                             (11)
Capital contributions from MetLife, Inc.
  (Note 15)................................                 13                                                               13
Excess tax benefits related to stock-based
  compensation.............................                  9                                                                9
Dividends of interest in subsidiary (Note
  2).......................................                        (1,318)                                               (1,318)
Dividends on subsidiary common stock.......
Change in equity of noncontrolling
  interests................................
Comprehensive income (loss):
  Net income (loss)........................                         3,087                                                 3,087
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                        272                                      272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................                                     (9,315)                                  (9,315)
     Foreign currency translation
       adjustments, net of income tax......                                                    (140)                       (140)
     Defined benefit plans adjustment, net
       of income tax.......................                                                                (1,153)       (1,153)
                                                                                                                       --------
     Other comprehensive income (loss).....                                                                             (10,336)
                                                                                                                       --------
  Comprehensive income (loss)..............                                                                              (7,249)
                                               --      -------    -------      -------        -----       -------      --------
Balance at December 31, 2008...............    $5      $14,437    $ 7,298      $(7,701)       $ 143       $(1,437)     $ 12,745
                                               ==      =======    =======      =======        =====       =======      ========

                                             NONCONTROLLING INTERESTS
                                             ------------------------
                                             DISCONTINUED  CONTINUING    TOTAL
                                              OPERATIONS   OPERATIONS   EQUITY
                                             ------------  ----------  --------
Balance at December 31, 2007...............     $ 1,534       $162     $ 22,997
Treasury stock transactions, net -- by
  subsidiary...............................                                 (11)
Capital contributions from MetLife, Inc.
  (Note 15)................................                                  13
Excess tax benefits related to stock-based
  compensation.............................                                   9
Dividends of interest in subsidiary (Note
  2).......................................                              (1,318)
Dividends on subsidiary common stock.......          34                      34
Change in equity of noncontrolling
  interests................................      (1,409)       (82)      (1,491)
Comprehensive income (loss):
  Net income (loss)........................          94          3        3,184
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax..........................                                 272
     Unrealized investment gains (losses),
       net of related offsets and income
       tax.................................        (150)                 (9,465)
     Foreign currency translation
       adjustments, net of income tax......        (107)                   (247)
     Defined benefit plans adjustment, net
       of income tax.......................           4                  (1,149)
                                                -------       ----     --------
     Other comprehensive income (loss).....        (253)        --      (10,589)
                                                -------       ----     --------
  Comprehensive income (loss)..............        (159)         3       (7,405)
                                                -------       ----     --------
Balance at December 31, 2008...............     $    --       $ 83     $ 12,828
                                                =======       ====     ========




        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)


                                                              2010       2009       2008
                                                            --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss).........................................  $  1,792   $ (2,522)  $  3,184
Adjustments to reconcile net income (loss) to net cash
  provided by operating activities:
  Depreciation and amortization expenses..................       394        381        258
  Amortization of premiums and accretion of discounts
     associated with investments, net.....................      (709)      (715)      (660)
  (Gains) losses on investments and derivatives and from
     sales of businesses, net.............................       380      6,081     (2,868)
  Undistributed equity earnings of real estate joint
     ventures and other limited partnership interests.....      (270)       716        524
  Interest credited to policyholder account balances......     2,523      2,669      3,289
  Universal life and investment-type product policy fees..    (2,075)    (2,067)    (2,285)
  Change in trading and other securities..................       (14)      (165)        74
  Change in accrued investment income.....................      (117)        14        316
  Change in premiums, reinsurance and other receivables...      (377)      (507)    (1,734)
  Change in deferred policy acquisition costs, net........       147       (441)      (100)
  Change in income tax recoverable (payable)..............       735     (2,340)       630
  Change in other assets..................................       283        (10)     2,828
  Change in insurance-related liabilities and policy-
     related balances.....................................     2,469      2,582      5,117
  Change in other liabilities.............................       684      3,330      1,730
  Other, net..............................................       266         85        161
                                                            --------   --------   --------
Net cash provided by operating activities.................     6,111      7,091     10,464
                                                            --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities............................    49,828     41,437     68,089
     Equity securities....................................       520      1,030      2,140
     Mortgage loans.......................................     4,853      4,589      5,238
     Real estate and real estate joint ventures...........       241         30        159
     Other limited partnership interests..................       383        751        404
  Purchases of:
     Fixed maturity securities............................   (57,961)   (51,066)   (56,251)
     Equity securities....................................      (157)      (544)    (1,094)
     Mortgage loans.......................................    (5,820)    (3,231)    (8,819)
     Real estate and real estate joint ventures...........      (539)      (318)    (1,071)
     Other limited partnership interests..................      (614)      (585)    (1,163)
  Cash received in connection with freestanding
     derivatives..........................................       712      1,801      5,448
  Cash paid in connection with freestanding derivatives...      (920)    (1,748)    (5,420)
  Sales of businesses.....................................        --         --         (4)
  Dividend of subsidiary..................................        --         --       (270)
  Net change in policy loans..............................      (171)      (218)      (193)
  Net change in short-term investments....................       841      4,268     (6,967)
  Net change in other invested assets.....................       142       (740)    (1,859)
  Net change in property, equipment and leasehold
     improvements.........................................      (138)      (109)      (171)
  Other, net..............................................        (7)         1         --
                                                            --------   --------   --------
Net cash used in investing activities.....................  $ (8,807)  $ (4,652)  $ (1,804)
                                                            --------   --------   --------


        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008

                                  (IN MILLIONS)

                                                              2010       2009       2008
                                                            --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.............................................  $ 44,481   $ 51,313   $ 58,338
     Withdrawals..........................................   (43,381)   (57,182)   (48,818)
  Net change in payables for collateral under securities
     loaned and other transactions........................     2,352     (3,987)   (10,303)
  Net change in short-term debt...........................      (217)       (95)        57
  Long-term debt issued...................................       188      1,205         27
  Long-term debt repaid...................................      (324)      (737)       (21)
  Dividends on common stock...............................      (232)        --         --
  Other, net..............................................       (33)       112          8
                                                            --------   --------   --------
Net cash provided by (used in) financing activities.......     2,834     (9,371)      (712)
                                                            --------   --------   --------
Change in cash and cash equivalents.......................       138     (6,932)     7,948
Cash and cash equivalents, beginning of year..............     3,347     10,279      2,331
                                                            --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR....................  $  3,485   $  3,347   $ 10,279
                                                            ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year.......................................  $     --   $     --   $    404
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE, END
  OF YEAR.................................................  $     --   $     --   $     --
                                                            ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year.......................................  $  3,347   $ 10,279   $  1,927
                                                            ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS, END
  OF YEAR.................................................  $  3,485   $  3,347   $ 10,279
                                                            ========   ========   ========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Net cash paid during the year for:
     Interest.............................................  $    217   $    166   $    268
                                                            ========   ========   ========
     Income tax...........................................  $    183   $    285   $    494
                                                            ========   ========   ========
  Non-cash transactions during the year:
     Dividend of subsidiary:
       Assets disposed....................................  $     --   $     --   $ 22,135
       Liabilities disposed...............................        --         --    (20,689)
                                                            --------   --------   --------
       Net assets disposed................................        --         --      1,446
       Cash disposed......................................        --         --        270
       Dividend of interests in subsidiary................        --         --     (1,318)
                                                            --------   --------   --------
       Loss on dividend of interests in subsidiary........  $     --   $     --   $    398
                                                            ========   ========   ========
  Purchase money mortgage loans on sales of real estate
     joint ventures.......................................  $      2   $     93   $     --
                                                            ========   ========   ========
  Fixed maturity securities received in connection with
     insurance contract commutation.......................  $     --   $     --   $    115
                                                            ========   ========   ========
  Capital contribution from MetLife, Inc. ................  $      3   $      3   $     13
                                                            ========   ========   ========
  Dividends to MetLife, Inc. .............................  $    399   $     --   $     --
                                                            ========   ========   ========
  Real estate and real estate joint ventures acquired in
     satisfaction of debt.................................  $     58   $    209   $     --
                                                            ========   ========   ========
  Issuance of secured demand note collateral agreement....  $     --   $     --   $     25
                                                            ========   ========   ========
  Long-term debt issued to MetLife, Inc. in exchange for
     fixed maturity securities............................  $     --   $    300   $     --
                                                            ========   ========   ========





        SEE ACCOMPANYING NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. See "-- Adoption of New Accounting Pronouncements." Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 10. Intercompany accounts and transactions have been eliminated.

     Certain amounts in the prior years consolidated financial statements have been reclassified to conform with the 2010 presentation. Such reclassifications include:

     - Reclassification from other net investment gains (losses) of ($4,428) million and $5,001 million to net derivative gains (losses) in the consolidated statements of operations for the years ended December 31, 2009 and 2008, respectively;

     - Reclassification from net change in other invested assets of $1,801 million and $5,448 million to cash received in connection with freestanding derivatives and ($1,748) million and ($5,420) million to cash paid in connection with freestanding derivatives, all within cash flows from investing activities, in the consolidated statements of cash flows for the years ended December 31, 2009 and 2008, respectively; and

     - Realignment that affected assets, liabilities and results of operations on a segment basis with no impact to the consolidated results. See Note 17.

     See Note 18 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements.

     A description of critical estimates is incorporated within the discussion of the related accounting policies which follows. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Fair Value

     As described below, certain assets and liabilities are measured at estimated fair value on the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In many cases, the exit price and the transaction (or entry) price will be the same at initial recognition. However, in certain cases, the transaction price may not represent fair value. The fair value of a liability is based on the amount that would be paid to transfer a liability to a third party with the same credit standing. It requires that fair value be a market-based measurement in which the fair value is determined based on a hypothetical transaction at the measurement date, considered from the perspective of a market participant. When quoted prices are not used to determine fair value of an asset, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs. The Company prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of input to its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which the determination of estimated fair value requires significant management judgment or estimation.

     Prior to January 1, 2009, the measurement and disclosures of fair value based on exit price excluded certain items such as nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination, reporting units measured at estimated fair value in the first step of a goodwill impairment test and indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     In addition, the Company elected the fair value option ("FVO") for certain of its financial instruments to better match measurement of assets and liabilities in the consolidated statements of operations.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Investments

     The accounting policies for the Company's principal investments are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value.

          Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded in net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities ("ABS"). Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated by management using inputs obtained from third-party specialists, including broker-dealers, and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

          The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of severity and/or age of the gross unrealized loss, as summarized in Note 3 "-- Aging of Gross Unrealized Loss and OTTI Loss for Fixed Maturity and Equity Securities Available-for-Sale." An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to a decline in market value and the likelihood such market value decline will recover.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below cost or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     amortized cost recovers; (vii) with respect to equity securities, whether the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost; (viii) unfavorable changes in forecasted cash flows on mortgage-backed and ABS; and (ix) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Effective April 1, 2009, the Company prospectively adopted guidance on the recognition and presentation of other-than-temporary impairment ("OTTI") losses as described in "-- Adoption of New Accounting Pronouncements -- Financial Instruments." The guidance requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its estimated fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in estimated fair value below amortized cost. If neither of these two conditions exist, the difference between the amortized cost of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded in other comprehensive income (loss). There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings. The Company does not make any adjustments for subsequent recoveries in value.

          Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of estimated fair value to the security's amortized cost. Also, prior to the adoption of this guidance, the entire difference between the fixed maturity security's amortized cost basis and its estimated fair value was recognized in earnings if it was determined to have an OTTI.

          With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and it is not expected to recover to an amount at least equal to cost prior to the expected time of the sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. When an OTTI loss has occurred, the OTTI loss is the entire difference between the equity security's cost and its estimated fair value with a corresponding charge to earnings.

          With respect to perpetual hybrid securities that have attributes of both debt and equity, some of which are classified as fixed maturity securities and some of which are classified as non-redeemable preferred stock within equity securities, the Company considers in its OTTI analysis whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. The Company also considers whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The Company's methodology and significant inputs used to determine the amount of the credit loss on fixed maturity securities under the OTTI guidance are as follows:

     (i) The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows expected to be received. The discount rate is generally the effective interest rate of the fixed maturity security prior to impairment.

     (ii) When determining the collectability and the period over which value is expected to recover, the Company applies the same considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: general payment terms of the security; the likelihood that the issuer can service the scheduled interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

     (iii) Additional considerations are made when assessing the unique features that apply to certain structured securities such as residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS") and ABS. These additional factors for structured securities include, but are not limited to: the quality of underlying collateral; expected prepayment speeds; current and forecasted loss severity; consideration of the payment terms of the underlying assets backing a particular security; and the payment priority within the tranche structure of the security.

     (iv) When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, management considers the estimated fair value as the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process which incorporates available information and management's best estimate of scenarios-based outcomes regarding the specific security and issuer; possible corporate restructurings or asset sales by the issuer; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; fundamentals of the industry and geographic area in which the security issuer operates, and the overall macroeconomic conditions.

          The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. These impairments are included within net investment gains (losses). The Company does not change the revised cost basis for subsequent recoveries in value.

          In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on fixed maturity securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their investment income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses). In addition, the Company has invested in certain structured transactions that are VIEs. These structured transactions include asset-backed securitizations, hybrid securities, real estate joint ventures, other limited partnership interests, and limited liability companies. The Company consolidates those VIEs for which it is deemed to be the primary beneficiary. The Company reconsiders whether it is the primary beneficiary for investments designated as VIEs on a quarterly basis.

          Trading and Other Securities. Trading and other securities are stated at estimated fair value. Trading and other securities include investments that are actively purchased and sold ("Actively Traded Securities"). These Actively Traded Securities are principally fixed maturity securities. Short sale agreement liabilities related to Actively Traded Securities, included in other liabilities, are also stated at estimated fair value. Trading and other securities also includes securities for which the FVO has been elected ("FVO Securities"). FVO Securities include certain fixed maturity and equity securities held-for-investment by the general account to support asset and liability matching strategies for certain insurance products. FVO Securities also include securities held by consolidated securitization entities ("CSEs") (former qualifying special purpose entities ("QSPEs")) with changes in estimated fair value subsequent to consolidation included in net investment gains (losses). Interest and dividends related to all trading and other securities are included in net investment income.

          Securities Lending. Securities loaned transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. At the inception of a loan, the Company obtains collateral, generally cash, in an amount at least equal to 102% of the estimated fair value of the securities loaned and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with brokerage firms and commercial banks. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage Loans. For the purposes of determining valuation allowances the Company disaggregates its mortgage loan investments into three portfolio segments: (1) commercial, (2) agricultural, and (3) residential. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below, followed by the policies applicable to both commercial and agricultural loans, which are very similar, as well as policies applicable to residential loans.

               Commercial, Agricultural and Residential Mortgage
          Loans -- Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Interest ceases to accrue when collection of interest is not considered probable and/or when interest or principal payments are past due as follows: commercial -- 60 days; and agricultural and residential -- 90 days, unless, in the case of a residential loan, it is both well-secured and in the process of collection. When a loan is placed on non-accrual status, uncollected past due interest is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. Cash receipts on non-accruing loans are recorded in accordance with the loan agreement as a reduction of principal and/or interest income. Charge-offs occur upon the realization of a credit loss, typically through foreclosure or after a decision is made to sell a loan, or for residential loans

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          when, after considering the individual consumer's financial status, management believes that uncollectability is other-than-temporary. Gain or loss upon charge-off is recorded, net of previously established valuation allowances, in net investment gains (losses). Cash recoveries on principal amounts previously charged-off are generally recorded as an increase to the valuation allowance, unless the valuation allowance adequately provides for expected credit losses; then the recovery is recorded in net investment gains (losses). Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

               Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. The Company typically uses ten years, or more, of historical experience, in these evaluations. These evaluations are revised as conditions change and new information becomes available.

               Commercial and Agricultural Mortgage Loans -- All commercial and agricultural loans are monitored on an ongoing basis for potential credit losses. For commercial loans, these ongoing reviews may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk commercial and agricultural loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for all loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

               For commercial loans, the Company's primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the commercial loan portfolio and are routinely updated.

               For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. Loan-to-value ratios compare the amount of the loan to the estimated fair value of the underlying collateral. A loan-to-value ratio greater than 100% indicates that the loan amount is greater than the collateral value. A loan-to-value ratio of less than 100% indicates an excess of collateral value over the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          loan amount. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The values utilized in calculating these ratios are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated.

               Residential Mortgage Loans -- The Company's residential loan portfolio is comprised primarily of closed end, amortizing residential loans and home equity lines of credit and it does not hold any optional adjustable rate mortgages, sub-prime, or low teaser rate loans.

               In contrast to the commercial and agricultural loan portfolios, residential loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

               For residential loans, the Company's primary credit quality indicator is whether the loan is performing or non-performing. The Company generally defines non-performing residential loans as those that are 90 or more days past due and/or in non-accrual status. The determination of performing or non-performing status is assessed monthly. Generally, non-performing residential loans have a higher risk of experiencing a credit loss.

          Mortgage loans held-for-sale are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. The amount by which amortized cost exceeds estimated fair value, less expected disposition costs, is recognized in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned in net investment income using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as these loans are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the policy.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of leveraged buy-out funds, hedge funds and other private equity funds in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The equity method is also used for such investments in which the Company has more than a minor influence or more than a 20% interest. Generally, the Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is available and the contractual right exists to receive such financial information on a timely basis. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. The Company reports the distributions from real estate joint ventures and other limited partnership interests accounted for under the cost method and equity in earnings from real estate joint ventures and other limited partnership interests accounted for under the equity method in net investment income. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. The Company considers its cost method investments for OTTI when the carrying value of real estate joint ventures and other limited partnership interests exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when deciding if the cost method investment is other-than-temporarily impaired. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an OTTI is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its estimated fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at amortized cost, which approximates estimated fair value, or stated at estimated fair value, if available. Short-term investments also include investments in affiliated money market pools.

          Other Invested Assets. Other invested assets consist principally of freestanding derivatives with positive estimated fair values, leveraged leases, loans to affiliates, investments in insurance enterprise joint ventures, tax credit partnerships, and funds withheld.

          Freestanding derivatives with positive estimated fair values are described in the derivatives accounting policy which follows.

          Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values.

          Loans to affiliates, some of which are regulated, are carried at amortized cost and are used by the affiliates to assist in meeting their capital requirements.

          Joint venture investments represent the Company's investments in entities that engage in insurance underwriting activities and are accounted for under the equity method.

          Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on investment is in the form of income tax credits and are accounted for under the equity method or under the effective yield method. The Company reports the equity in earnings of joint venture investments and tax credit partnerships in net investment income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments and records it in net investment income.

     Investments Risks and Uncertainties. The Company's investments are exposed to four primary sources of risk: credit, interest rate, liquidity risk, and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

     When available, the estimated fair value of the Company's fixed maturity and equity securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs to these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity, estimated duration and management's assumptions regarding liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active, liquid markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation, and cannot be supported by reference to market activity. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities.

     Mortgage loans held-for-sale which are recorded at the lower of amortized cost or estimated fair value less expected disposition costs determined on an individual loan basis. For these loans, estimated fair value is determined using independent broker quotations or, when the loan is in foreclosure or otherwise determined to be collateral dependent, the estimated fair value of the underlying collateral estimated using internal models.

     Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

     The determination of the amount of allowances and impairments, as applicable, is described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

     The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and ABS, certain structured investment transactions, trading and other securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

     The accounting guidance for the determination of when an entity is a VIE and when to consolidate a VIE is complex and requires significant management judgment. The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary.

     For most VIEs, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads, and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage various risks relating to its ongoing business. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value as determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are generally reported in net derivative gains (losses) except for those in net investment income for economic hedges of equity method investments in joint ventures, or for all derivatives held in relation to the trading portfolios. The fluctuations in estimated fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the estimated fair value of a recognized asset or liability ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting guidance continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under such accounting guidance. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected.

     Under a fair value hedge, changes in the estimated fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the estimated fair value of the hedged item related to the designated risk being hedged, are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     Under a cash flow hedge, changes in the estimated fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity and the deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses). The estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item. However, accruals that are not scheduled to settle until maturity are included in the estimated fair value of derivatives in the consolidated balance sheets.

     In a hedge of a net investment in a foreign operation, changes in the estimated fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the estimated fair value of the hedging instrument measured as ineffectiveness are reported within net derivative gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at estimated fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.6 billion and $1.5 billion at December 31, 2010 and 2009, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $898 million and $804 million at December 31, 2010 and 2009, respectively. Related depreciation and amortization expense was $111 million for each of the years ended December 31, 2010, 2009 and 2008.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively. Accumulated amortization of capitalized software was $1,106 million and $983 million at December 31, 2010 and 2009, respectively. Related amortization expense was $132 million, $125 million and $117 million for the years ended December 31, 2010, 2009 and 2008, respectively.

  Deferred Policy Acquisition Costs ("DAC") and Value of Business Acquired ("VOBA")

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issuance expenses. VOBA is an intangible asset that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

     The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Sales Inducements

     The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews the deferred sales inducements to determine the recoverability of these balances.

  Value of Distribution Agreements and Customer Relationships Acquired

     Value of distribution agreements ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past acquisitions are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a potentially significant recoverability issue exists, the Company reviews VODA and VOCRA to determine the recoverability of these balances.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

     Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level.

     For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there might be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business acquisition. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

     In performing the Company's goodwill impairment tests, the estimated fair values of the reporting units are first determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. For reporting units which are particularly sensitive to market assumptions, such as

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the retirement products and individual life reporting units, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

     The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the respective reporting unit.

     The Company applies significant judgment when determining the estimated fair value of the Company's reporting units. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

     During the 2010 impairment tests of goodwill, the Company concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

     See Note 7 for further consideration of goodwill impairment testing during 2010.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Participating business represented approximately 6% of the Company's life insurance in-force at both December 31, 2010 and 2009. Participating policies represented approximately 32%, 33% and 32% of gross life insurance premiums for the years ended December 31, 2010, 2009 and 2008, respectively.

     Future policy benefit liabilities for non-participating life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 2% to 10%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rate assumptions used in establishing such liabilities range from 2% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims and claim expenses are included in future policyholder benefits and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the appropriate underlying equity index, such as the Standard & Poor's ("S&P") 500 Index. The benefit assumptions used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder. Certain GMIBs have settlement features that result in a portion of that guarantee being accounted for as an embedded derivative and are recorded in policyholder account balances as described below.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances for guaranteed minimum benefits relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefits ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefits ("GMAB") and settlement features in certain GMIB described above provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is an embedded derivative, which is measured at estimated fair value separately from the host variable annuity product.

     For GMWB, GMAB and certain GMIB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     GMWB, GMAB and certain GMIB are accounted for as embedded derivatives with changes in estimated fair value reported in net derivative gains (losses).

     At inception of the GMWB, GMAB and certain GMIB contracts, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

     The estimated fair values of these embedded derivatives are then determined based on the present value of projected future benefits minus the present value of projected future fees. The projections of future benefits and future fees require capital market and actuarial assumptions including expectations concerning policyholder behavior. A risk neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk free rates. The valuation of these embedded derivatives also includes an adjustment for the Company's nonperformance risk and risk margins for non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc. Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment.

     These guaranteed minimum benefits may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates, changes in nonperformance risk, variations in actuarial assumptions regarding

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts, universal life-type policies and certain guaranteed minimum benefits. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances for these contracts are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1% to 17%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policy-Related Balances

     Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policy-related balances are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

     The portion of fees allocated to embedded derivatives described previously is recognized within net derivative gains (losses) as part of the estimated fair value of embedded derivatives.

  Other Revenues

     Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Income Taxes

     The Company joins with MetLife, Inc. and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with MetLife, Inc. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife, Inc. to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (see Note 12 ) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by third parties.

     For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive agreements are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The assumptions used to account for both long and short-duration reinsurance agreements are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance balances recoverable could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

     If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

     Cessions under reinsurance arrangements do not discharge the Company's obligations as the primary insurer.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The expected postretirement plan benefit obligations represent the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents and is used in measuring the periodic postretirement benefit expense. The accumulated postretirement plan benefit obligations ("APBO") represent the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     The Company recognizes the funded status of the PBO for pension plans and the APBO for other postretirement plans for each of its plans in the consolidated balance sheets. The actuarial gains or losses, prior service costs and credits and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs are charged, net of income tax, to accumulated other comprehensive income (loss).

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As more fully described in Note 15, MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. The cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The resulting translation adjustments are charged or credited directly to other comprehensive income or loss, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Assets within the Company's separate accounts primarily include: mutual funds, fixed maturity and equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


equivalents. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value which is based on the estimated fair values of the underlying assets comprising the portfolios of an individual separate account. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Financial Instruments

     Effective December 31, 2010, the Company adopted new guidance regarding disclosures about the credit quality of financing receivables and valuation allowances for credit losses, including credit quality indicators. Such disclosures must be disaggregated by portfolio segment or class based on how a company develops its valuation allowances for credit losses and how it manages its credit exposure. The Company has provided all material required disclosures in its consolidated financial statements. Certain additional disclosures will be required for reporting periods ending March 31, 2011 and certain disclosures relating to troubled debt restructurings have been deferred indefinitely.

     Effective July 1, 2010, the Company adopted new guidance regarding accounting for embedded credit derivatives within structured securities. This guidance clarifies the type of embedded credit derivative that is exempt from embedded derivative bifurcation requirements. Specifically, embedded credit derivatives resulting only from subordination of one financial instrument to another continue to qualify for the scope exception. Embedded credit derivative features other than subordination must be analyzed to determine whether they require bifurcation and separate accounting.

     As a result of the adoption of this guidance, the Company elected FVO for certain structured securities that were previously accounted for as fixed maturity securities. Upon adoption, the Company reclassified $50 million of securities from fixed maturity securities to trading and other securities. These securities had cumulative unrealized losses of $10 million, net of income tax, which was recognized as a cumulative effect adjustment to decrease retained earnings with a corresponding increase to accumulated other comprehensive income
(loss) as of July 1, 2010.

     Effective January 1, 2010, the Company adopted new guidance related to financial instrument transfers and consolidation of VIEs. The financial instrument transfer guidance eliminates the concept of a QSPE, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The new consolidation guidance changes the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the new qualitative model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could be significant to the VIE is considered to be the primary beneficiary of the VIE. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guidance requires a quarterly reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

     As a result of the adoption of this guidance, the Company consolidated certain former QSPEs that were previously accounted for as equity security collateralized debt obligations. The Company also elected the FVO for all of the consolidated assets and liabilities of these entities. Upon consolidation, the Company recorded $278 million of securities classified as trading and other securities and $232 million of long-term debt based on estimated fair values at January 1, 2010 and de-recognized less than $1 million in equity securities. The consolidation also resulted in an increase in retained earnings of $30 million, net of income tax, at January 1, 2010. For the year ended December 31, 2010, the Company recorded $15 million of net investment income on the consolidated assets, $15 million of interest expense in other expenses on the related long-term debt and ($30) million in net investment gains (losses) to remeasure the assets and liabilities at their estimated fair values.

     In addition, the Company also deconsolidated certain partnerships for which the Company does not have the power to direct activities and for which the Company has concluded it is no longer the primary beneficiary. These deconsolidations did not result in a cumulative effect adjustment to retained earnings and did not have a material impact on the Company's consolidated financial statements.

     Also effective January 1, 2010, the Company adopted new guidance that indefinitely defers the above changes relating to the Company's interests in entities that have all the attributes of an investment company or for which it is industry practice to apply measurement principles for financial reporting that are consistent with those applied by an investment company. As a result of the deferral, the above guidance did not apply to certain real estate joint ventures and other limited partnership interests held by the Company.

     As more fully described in "Summary of Significant Accounting Policies and Critical Accounting Estimates," effective April 1, 2009, the Company adopted OTTI guidance. This guidance amends the previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements.

     The Company's net cumulative effect adjustment of adopting the OTTI guidance was an increase of $36 million to retained earnings with a corresponding increase to accumulated other comprehensive loss to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at April 1, 2009. This cumulative effect adjustment was comprised of an increase in the amortized cost basis of fixed maturity securities of $59 million, net of policyholder related amounts of $4 million and net of deferred income taxes of $19 million, resulting in the net cumulative effect adjustment of $36 million. The increase in the amortized cost basis of fixed maturity securities of $59 million by sector was as follows: $25 million -- ABS, $25 million -- RMBS and $9 million -- U.S. corporate securities.

     As a result of the adoption of the OTTI guidance, the Company's pre-tax earnings for the year ended December 31, 2009 increased by $566 million, offset by an increase in other comprehensive loss representing OTTI relating to noncredit losses recognized during the year ended December 31, 2009.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments and disclosures about credit risk-related contingent features in derivative agreements. The Company has provided all of the material disclosures in its consolidated financial statements.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following pronouncements relating to financial instruments had no material impact on the Company's consolidated financial statements:

     - Effective January 1, 2009, the Company adopted prospectively an update on accounting for transfers of financial assets and repurchase financing transactions. This update provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions.

     - Effective December 31, 2008, the Company adopted guidance on the recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets. This new guidance more closely aligns the determination of whether an OTTI has occurred for a beneficial interest in a securitized financial asset with the original guidance for fixed maturity securities classified as available-for-sale or held-to-maturity.

     - Effective January 1, 2008, the Company adopted guidance relating to application of the shortcut method of accounting for derivative instruments and hedging activities. This guidance permits interest rate swaps to have a non-zero fair value at inception when applying the shortcut method of assessing hedge effectiveness as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by current accounting guidance on fair value measurements, is solely attributable to a bid-ask spread. In addition, entities are not precluded from applying the shortcut method of assessing hedge effectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace.

     - Effective January 1, 2008, the Company adopted guidance that permits a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset. This guidance also includes certain terminology modifications. Upon adoption of this guidance, the Company did not change its accounting policy of not offsetting fair value amounts recognized for derivative instruments under master netting arrangements.

  Business Combinations and Noncontrolling Interests

     Effective January 1, 2009, the Company adopted revised guidance on business combinations and accounting for noncontrolling interests in the consolidated financial statements. Under this guidance:

     - All business combinations (whether full, partial or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Assets acquired and liabilities assumed in a business combination that arise from contingencies are recognized at fair value if the acquisition-date fair value can be reasonably determined. If the fair value is not estimable, an asset or liability is recorded if existence or incurrence at the acquisition date is probable and its amount is reasonably estimable.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - Changes in deferred income tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

     - Net income (loss) includes amounts attributable to noncontrolling interests.

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The adoption of this guidance on a prospective basis did not have an impact on the Company's consolidated financial statements. Financial statements and disclosures for periods prior to 2009 reflect the retrospective application of the accounting for noncontrolling interests as required under this guidance.

     Effective January 1, 2009, the Company adopted prospectively guidance on determination of the useful life of intangible assets. This guidance amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change is intended to improve the consistency between the useful life of a recognized intangible asset and the period of expected future cash flows used to measure the fair value of the asset. The Company determines useful lives and provides all of the material disclosures prospectively on intangible assets acquired on or after January 1, 2009 in accordance with this guidance.

  Fair Value

     Effective January 1, 2010, the Company adopted new guidance that requires new disclosures about significant transfers into and/or out of Levels 1 and 2 of the fair value hierarchy and activity in Level 3. In addition, this guidance provides clarification of existing disclosure requirements about level of disaggregation and inputs and valuation techniques. The adoption of this guidance did not have an impact on the Company's consolidated financial statements.

     Effective January 1, 2008, the Company adopted fair value measurements guidance which defines fair value, establishes a consistent framework for measuring fair value, establishes a fair value hierarchy based on the observability of inputs used to measure fair value, and requires enhanced disclosures about fair value measurements and applied this guidance prospectively to assets and liabilities measured at fair value. The adoption of this guidance changed the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as it relates to certain volatility inputs, as well as the addition of liquidity adjustments and adjustments for risks inherent in a particular input or valuation technique. The adoption of this guidance also changed the valuation of the Company's embedded derivatives, most significantly the valuation of embedded derivatives associated with certain guarantees on variable annuity contracts. The change in valuation of embedded derivatives associated with guarantees on annuity contracts resulted from the incorporation of risk margins associated with non-capital market inputs and the inclusion of the Company's nonperformance risk in their valuation. At January 1, 2008, the impact of adopting the guidance on assets and liabilities measured at estimated fair value was $13 million ($8 million, net of income tax) and was recognized as a change in estimate in the accompanying consolidated statement of operations where it was presented in the respective statement of operations caption to which the item measured at estimated fair value is presented. There were no significant changes in estimated fair value of items measured at fair value and reflected in accumulated other comprehensive income (loss). The addition of risk margins and the Company's nonperformance risk adjustment in the valuation of embedded derivatives associated with annuity contracts may

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


result in significant volatility in the Company's consolidated net income in future periods. The Company provided all of the material disclosures in Note 5.

     In February 2007, the Financial Accounting Standards Board ("FASB") issued guidance related to the FVO for financial assets and financial liabilities. This guidance permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to recognize related unrealized gains and losses in earnings. The FVO is applied on an instrument-by-instrument basis upon adoption of the standard, upon the acquisition of an eligible financial asset, financial liability or firm commitment or when certain specified reconsideration events occur. The fair value election is an irrevocable election. Effective January 1, 2008, the Company did not elect the FVO for any instruments.

     The following pronouncements relating to fair value had no material impact on the Company's consolidated financial statements:

     - Effective September 30, 2008, the Company adopted guidance relating to the fair value measurements of financial assets when the market for those assets is not active. It provides guidance on how a company's internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable data available to measure fair value.

     - Effective January 1, 2009, the Company implemented fair value measurements guidance for certain nonfinancial assets and liabilities that are recorded at fair value on a non-recurring basis. This guidance applies to such items as: (i) nonfinancial assets and nonfinancial liabilities initially measured at estimated fair value in a business combination; (ii) reporting units measured at estimated fair value in the first step of a goodwill impairment test; and (iii) indefinite-lived intangible assets measured at estimated fair value for impairment assessment.

     - Effective January 1, 2009, the Company adopted prospectively guidance on issuer's accounting for liabilities measured at fair value with a third-party credit enhancement. This guidance states that an issuer of a liability with a third-party credit enhancement should not include the effect of the credit enhancement in the fair value measurement of the liability. In addition, it requires disclosures about the existence of any third-party credit enhancement related to liabilities that are measured at fair value.

     - Effective April 1, 2009, the Company adopted guidance on: (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities; and (ii) identifying transactions that are not orderly. The Company has provided all of the material disclosures in its consolidated financial statements.

     - Effective December 31, 2009, the Company adopted guidance on: (i) measuring the fair value of investments in certain entities that calculate NAV per share; (ii) how investments within its scope would be classified in the fair value hierarchy; and (iii) enhanced disclosure requirements, for both interim and annual periods, about the nature and risks of investments measured at fair value on a recurring or non-recurring basis.

     - Effective December 31, 2009, the Company adopted guidance on measuring liabilities at fair value. This guidance provides clarification for measuring fair value in circumstances in which a quoted price in an active market for the identical liability is not available. In such circumstances a company is required to measure fair value using either a valuation technique that uses: (i) the quoted price of the identical liability when traded as an asset; or (ii) quoted prices for similar liabilities or similar liabilities when traded as assets; or (iii) another valuation technique that is consistent with the principles of fair value measurement such as an income approach (e.g., present value technique) or a market approach (e.g., "entry" value technique).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2009, the Company adopted guidance to enhance the transparency surrounding the types of assets and associated risks in an employer's defined benefit pension or other postretirement benefit plans. This guidance requires an employer to disclose information about the valuation of plan assets similar to that required under other fair value disclosure guidance. The Company provided all of the material disclosures in its consolidated financial statements.

  Other Pronouncements

     Effective April 1, 2009, the Company adopted prospectively guidance which establishes general standards for accounting and disclosures of events that occur subsequent to the balance sheet date but before financial statements are issued or available to be issued. The Company has provided all of the material disclosures in its consolidated financial statements.

     Effective January 1, 2008, the Company prospectively adopted guidance on the sale of real estate when the agreement includes a buy-sell clause. This guidance addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity and concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. The adoption of this guidance did not have a material impact on the Company's consolidated financial statements.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In December 2010, the FASB issued new guidance addressing when a business combination should be assumed to have occurred for the purpose of providing pro forma disclosure (Accounting Standards Update ("ASU") 2010-29, Business Combinations (Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations). Under the new guidance, if an entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period. The guidance also expands the supplemental pro forma disclosures to include additional narratives. The guidance is effective for fiscal years beginning on or after December 15, 2010. The Company will apply the guidance prospectively on its accounting for future acquisitions and does not expect the adoption of this guidance to have a material impact on the Company's consolidated financial statements.

     In December 2010, the FASB issued new guidance regarding goodwill impairment testing (ASU 2010-28, Intangibles -- Goodwill and Other (Topic 350):
When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts). This guidance modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity would be required to perform Step 2 of the test if qualitative factors indicate that it is more likely than not that goodwill impairment exists. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

     In October 2010, the FASB issued new guidance regarding accounting for deferred acquisition costs (ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts) effective for the first quarter of 2012. This guidance clarifies the costs that should be deferred by insurance entities when issuing and renewing insurance contracts. The guidance also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

     In April 2010, the FASB issued new guidance regarding accounting for investment funds determined to be VIEs (ASU 2010-15, How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments). Under this guidance, an insurance entity would not be required to consolidate a voting-

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts. In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer's evaluation of its economics in a VIE, unless the separate account contractholder is a related party. The guidance is effective for the first quarter of 2011. The Company does not expect the adoption of this new guidance to have a material impact on its consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

  2009 DISPOSITION THROUGH ASSUMPTION REINSURANCE

     On October 30, 2009, the Company completed the disposal, through assumption reinsurance, of substantially all of the insurance business of MetLife Canada, a wholly-owned indirect subsidiary, to a third-party. Pursuant to the assumption reinsurance agreement, the consideration paid by the Company was $259 million, comprised of cash of $14 million and fixed maturity securities, mortgage loans and other assets totaling $245 million. At the date of the assumption reinsurance agreement, the carrying value of insurance liabilities transferred was $267 million, resulting in a gain of $5 million, net of income tax. The gain was recognized in net investment gains (losses).

  2008 DISPOSITION

     In September 2008, MetLife, Inc. completed a tax-free split-off of its majority-owned subsidiary, Reinsurance Group of America, Incorporated ("RGA"). In connection with this transaction, General American Life Insurance Company ("GALIC") dividended to Metropolitan Life Insurance Company and Metropolitan Life Insurance Company dividended to MetLife, Inc. substantially all of its interests in RGA at a value of $1,318 million. The net book value of RGA at the time of the dividend was $1,716 million. The loss recognized in connection with the dividend was $398 million. Metropolitan Life Insurance Company, through its investment in GALIC, retained 3,000,000 shares of RGA Class A common stock. These shares are marketable equity securities which do not constitute significant continuing involvement in the operations of RGA; accordingly, they were classified within equity securities in the consolidated financial statements of the Company at a cost basis of $157 million which is equivalent to the net book value of the shares. The equity securities have been recorded at fair value at each subsequent reporting date. The Company agreed to dispose of the remaining shares of RGA within the next five years. In connection with the Company's agreement to dispose of the remaining shares, the Company also recognized, in its provision for income tax on continuing operations, a deferred tax liability of $16 million which represents the difference between the book and taxable basis of the remaining investment in RGA. On February 15, 2011, the Company sold to RGA such remaining shares.

     The impact of the disposition of the Company's investment in RGA was reflected in the Company's consolidated financial statements as discontinued operations. See Note 18.

  OTHER ACQUISITIONS AND DISPOSITIONS

     See Note 15 for information on the contribution from MetLife, Inc. in the form of intangible assets related to VOCRA from a 2008 acquisition by MetLife, Inc.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, estimated fair value of the Company's fixed maturity and equity securities and the percentage that each sector represents by the respective total holdings for the periods shown. The unrealized loss amounts presented below include the noncredit loss component of OTTI loss:

                                                                  DECEMBER 31, 2010
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 50,764  $3,322    $  959   $ --   $ 53,127   33.3%
Foreign corporate securities..................     28,841   2,218       492     --     30,567   19.2
RMBS..........................................     29,548   1,244       569    319     29,904   18.7
U.S. Treasury, agency and government
  guaranteed securities (1)...................     20,154   1,190       367     --     20,977   13.1
CMBS..........................................      9,401     484       174     10      9,701    6.1
ABS...........................................      7,514     159       365     90      7,218    4.5
State and political subdivision securities....      4,693      86       195     --      4,584    2.9
Foreign government securities.................      2,793     682        18     --      3,457    2.2
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $153,708  $9,385    $3,139   $419   $159,535  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $    937  $   42    $    7   $ --   $    972   53.4%
Non-redeemable preferred stock (2)............        961      52       164     --        849   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  1,898  $   94    $  171   $ --   $  1,821  100.0%
                                                 ========  ======    ======   ====   ========  =====




                                                                  DECEMBER 31, 2009
                                                ----------------------------------------------------
                                                               GROSS UNREALIZED
                                                 COST OR   -----------------------  ESTIMATED
                                                AMORTIZED          TEMPORARY  OTTI     FAIR     % OF
                                                   COST     GAIN      LOSS    LOSS    VALUE    TOTAL
                                                ---------  ------  ---------  ----  ---------  -----
                                                                    (IN MILLIONS)
FIXED MATURITY SECURITIES:
U.S. corporate securities.....................   $ 48,650  $2,179    $1,752   $  9   $ 49,068   33.9%
Foreign corporate securities..................     24,367   1,469       836      3     24,997   17.3
RMBS..........................................     31,810     899     1,303    421     30,985   21.4
U.S. Treasury, agency and government
  guaranteed securities (1)...................     16,399     681       678     --     16,402   11.3
CMBS..........................................     11,393     124       746     --     10,771    7.5
ABS...........................................      7,892     102       682    141      7,171    5.0
State and political subdivision securities....      2,827      53       146     --      2,734    1.9
Foreign government securities.................      2,101     467        47     --      2,521    1.7
                                                 --------  ------    ------   ----   --------  -----
  Total fixed maturity securities (2), (3)....   $145,439  $5,974    $6,190   $574   $144,649  100.0%
                                                 ========  ======    ======   ====   ========  =====
EQUITY SECURITIES:
Common stock..................................   $  1,076  $   58    $    4   $ --   $  1,130   53.4%
Non-redeemable preferred stock (2)............      1,115      54       183     --        986   46.6
                                                 --------  ------    ------   ----   --------  -----
  Total equity securities (4).................   $  2,191  $  112    $  187   $ --   $  2,116  100.0%
                                                 ========  ======    ======   ====   ========  =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The Company has classified within the U.S. Treasury, agency and government guaranteed securities caption certain corporate fixed maturity securities issued by U.S. financial institutions that were guaranteed by the Federal Deposit Insurance Corporation ("FDIC") pursuant to the FDIC's Temporary Liquidity Guarantee Program of $23 million and $51 million at estimated fair value at December 31, 2010 and 2009, respectively, with an unrealized gain of less than $1 million at both December 31, 2010 and 2009.

   (2) Upon acquisition, the Company classifies perpetual securities that have attributes of both debt and equity as fixed maturity securities if the security has an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more debt-like characteristics. The Company classifies perpetual securities with an interest rate step-up feature which, when combined with other qualitative factors, indicates that the security has more equity-like characteristics, as equity securities within non-redeemable preferred stock. Many of such securities have been issued by non-U.S. financial institutions that are accorded Tier 1 and Upper Tier 2 capital treatment by their respective regulatory bodies and are commonly referred to as "perpetual hybrid securities." The following table presents the perpetual hybrid securities held by the Company at:

                                                                                 DECEMBER 31,
                                                                            ---------------------
                                                                               2010        2009
                              CLASSIFICATION                                ---------   ---------
-------------------------------------------------------------------------   ESTIMATED   ESTIMATED
CONSOLIDATED BALANCE                                                           FAIR        FAIR
SHEETS                        SECTOR TABLE            PRIMARY ISSUERS         VALUE       VALUE
--------------------      --------------------   ------------------------   ---------   ---------
                                                                                (IN MILLIONS)
                          Non-redeemable         Non-U.S. financial
Equity securities         preferred stock        institutions                 $  667      $  699
                          Non-redeemable         U.S. financial
Equity securities         preferred stock        institutions                 $   84      $  191
Fixed maturity            Foreign corporate      Non-U.S. financial
  securities              securities             institutions                 $1,304      $1,785
Fixed maturity            U.S. corporate         U.S. financial
  securities              securities             institutions                 $   11      $   38


--------

   (3) The Company's holdings in redeemable preferred stock with stated maturity dates, commonly referred to as "capital securities", were primarily issued by U.S. financial institutions and have cumulative interest deferral features. The Company held $1,796 million and $1,769 million at estimated fair value of such securities at December 31, 2010 and 2009, respectively, which are included in the U.S. and foreign corporate securities sectors within fixed maturity securities.

   (4) Equity securities primarily consist of investments in common and preferred stocks, including certain perpetual hybrid securities and mutual fund interests. Privately-held equity securities were $789 million and $810 million at estimated fair value at December 31, 2010 and 2009, respectively.

     The Company held foreign currency derivatives with notional amounts of $8.3 billion and $7.5 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2010 and 2009, respectively.

     The below investment grade and non-income producing amounts presented below are based on rating agency designations and equivalent designations of the National Association of Insurance Commissioners ("NAIC"), with the exception of certain structured securities described below held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries. Non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, CMBS and all other ABS held by Metropolitan Life Insurance Company and its domestic insurance subsidiaries, are presented based on final ratings from the revised NAIC rating methodologies which became effective December 31, 2009 for non-agency RMBS, including RMBS backed by sub-prime mortgage loans reported within ABS, and December 31, 2010 for CMBS and the remaining ABS (which may not correspond to rating agency designations). All NAIC designation (e.g., NAIC
1 -- 6) amounts and percentages presented herein are based on the revised NAIC methodologies. All rating agency designation (e.g., Aaa/AAA) amounts and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


percentages presented herein are based on rating agency designations without adjustment for the revised NAIC methodologies described above. Rating agency designations are based on availability of applicable ratings from rating agencies on the NAIC acceptable rating organization list, including Moody's Investors Service ("Moody's"), S&P and Fitch Ratings ("Fitch").

     The following table presents selected information about certain fixed maturity securities held by the Company at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Below investment grade or non-rated fixed maturity securities:
  Estimated fair value........................................  $15,214   $13,438
  Net unrealized gain (loss)..................................  $  (553)  $(1,804)
Non-income producing fixed maturity securities:
  Estimated fair value........................................  $    55   $   120
  Net unrealized gain (loss)..................................  $   (13)  $   (12)


     Concentrations of Credit Risk (Fixed Maturity Securities) -- Summary. The following section contains a summary of the concentrations of credit risk related to fixed maturity securities holdings.

     The Company was not exposed to any concentrations of credit risk of any single issuer greater than 10% of the Company's equity, other than certain U.S. government securities. The Company's holdings in U.S. Treasury, agency and government guaranteed fixed maturity securities at estimated fair value were $21.0 billion and $16.4 billion at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Fixed Maturity Securities) -- U.S. and Foreign Corporate Securities. The Company maintains a diversified portfolio of corporate fixed maturity securities across industries and issuers. This portfolio does not have an exposure to any single issuer in excess of 1% of total investments. The tables below present for all corporate fixed maturity securities holdings, corporate securities by sector, U.S. corporate securities by major industry types, the largest exposure to a single issuer and the combined holdings in the ten issuers to which it had the largest exposure at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
Corporate fixed maturity securities -- by sector:
  Foreign corporate fixed maturity securities
     (1)..........................................   $30,567     36.5%   $24,997     33.7%
U.S. corporate fixed maturity securities -- by
  industry:
  Industrial......................................    14,059     16.8     12,339     16.6
  Consumer........................................    12,776     15.3     11,456     15.5
  Utility.........................................    11,902     14.2     10,372     14.0
  Finance.........................................     7,838      9.4      8,658     11.7
  Communications..................................     4,375      5.2      4,273      5.8
  Other...........................................     2,177      2.6      1,970      2.7
                                                     -------    -----    -------    -----
     Total........................................   $83,694    100.0%   $74,065    100.0%
                                                     =======    =====    =======    =====



--------

   (1) Includes U.S. dollar-denominated debt obligations of foreign obligors and other foreign fixed maturity securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  DECEMBER 31,
                                               -------------------------------------------------
                                                         2010                      2009
                                               -----------------------   -----------------------
                                               ESTIMATED                 ESTIMATED
                                                  FAIR      % OF TOTAL      FAIR      % OF TOTAL
                                                 VALUE     INVESTMENTS     VALUE     INVESTMENTS
                                               ---------   -----------   ---------   -----------
                                                                (IN MILLIONS)
Concentrations within corporate fixed
  maturity securities:
  Largest exposure to a single issuer........    $  672        0.3%        $  753        0.3%
  Holdings in ten issuers with the largest
     exposures...............................    $4,812        2.1%        $5,363        2.5%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- RMBS. The table below presents the Company's RMBS holdings and portion rated Aaa/AAA and portion rated NAIC 1 at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
By security type:
  Collateralized mortgage obligations.............   $15,304     51.2%   $17,051     55.0%
  Pass-through securities.........................    14,600     48.8     13,934     45.0
                                                     -------    -----    -------    -----
     Total RMBS...................................   $29,904    100.0%   $30,985    100.0%
                                                     =======    =====    =======    =====
By risk profile:
  Agency..........................................   $22,525     75.3%   $23,415     75.6%
  Prime...........................................     4,074     13.6      4,613     14.9
  Alternative residential mortgage loans..........     3,305     11.1      2,957      9.5
                                                     -------    -----    -------    -----
     Total RMBS...................................   $29,904    100.0%   $30,985    100.0%
                                                     =======    =====    =======    =====
Portion rated Aaa/AAA.............................   $23,934     80.0%   $25,316     81.7%
                                                     =======    =====    =======    =====
Portion rated NAIC 1..............................   $26,162     87.5%   $27,305     88.1%
                                                     =======    =====    =======    =====



     Collateralized mortgage obligations are a type of mortgage-backed security structured by dividing the cash flows of mortgages into separate pools or tranches of risk that create multiple classes of bonds with varying maturities and priority of payments. Pass-through mortgage-backed securities are a type of asset-backed security that is secured by a mortgage or collection of mortgages. The monthly mortgage payments from homeowners pass from the originating bank through an intermediary, such as a government agency or investment bank, which collects the payments, and for a fee, remits or passes these payments through to the holders of the pass-through securities.

     Prime residential mortgage lending includes the origination of residential mortgage loans to the most creditworthy borrowers with high quality credit profiles. Alternative residential mortgage loans ("Alt-A") are a classification of mortgage loans where the risk profile of the borrower falls between prime and sub-prime. Sub-prime mortgage lending is the origination of residential mortgage loans to borrowers with weak credit profiles. Included within Alt-A RMBS are resecuritization of real estate mortgage investment conduit ("Re-REMIC") securities. Re-REMIC Alt-A RMBS involve the pooling of previous issues of Alt-A RMBS and restructuring the combined pools to create new senior and subordinated securities. The credit enhancement on the senior tranches is improved through the resecuritization. The Company's holdings are in senior tranches with significant credit enhancement.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's investment in Alt-A RMBS by vintage year (vintage year refers to the year of origination and not to the year of purchase) and certain other selected data:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                  (IN MILLIONS)
VINTAGE YEAR:
2004 & Prior......................................    $   71      2.1%    $   79      2.7%
2005..............................................     1,074     32.5        948     32.0
2006..............................................       796     24.1        619     20.9
2007..............................................       654     19.8        543     18.4
2008..............................................         7      0.2         --       --
2009 (1)..........................................       671     20.3        768     26.0
2010 (1)..........................................        32      1.0         --       --
                                                      ------    -----     ------    -----
Total.............................................    $3,305    100.0%    $2,957    100.0%
                                                      ======    =====     ======    =====



--------

   (1) All of the Company's Alt-A RMBS holdings in the 2009 and 2010 vintage years are Re-REMIC Alt-A RMBS that were purchased in 2009 and 2010 and are comprised of original issue vintage year 2005 through 2007 Alt-A RMBS. All of the Company's Re-REMIC Alt-A RMBS holdings are NAIC 1 rated.

                                                                DECEMBER 31,
                                                      -------------------------------
                                                           2010             2009
                                                      --------------   --------------
                                                                % OF             % OF
                                                      AMOUNT   TOTAL   AMOUNT   TOTAL
                                                      ------   -----   ------   -----
                                                                (IN MILLIONS)
Net unrealized gain (loss)..........................   $(408)           $(821)
Rated Aa/AA or better...............................            19.7%            35.0%
Rated NAIC 1........................................            47.2%            36.7%
Distribution of holdings -- at estimated fair
  value -- by collateral type:
  Fixed rate mortgage loans collateral..............            91.6%            90.4%
  Hybrid adjustable rate mortgage loans collateral..             8.4              9.6
                                                               -----            -----
     Total Alt-A RMBS...............................           100.0%           100.0%
                                                               =====            =====



     Concentrations of Credit Risk (Fixed Maturity Securities) -- CMBS. The Company's holdings in CMBS were $9.7 billion and $10.8 billion at estimated fair value at December 31, 2010 and 2009, respectively. The Company had no exposure to CMBS index securities at December 31, 2010 or 2009. The Company held commercial real estate collateralized debt obligations securities of $36 million and $39 million at estimated fair value at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's holdings of CMBS by rating agency designation and by vintage year at:

                                                                  DECEMBER 31, 2010
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                    BELOW
                                                                                                                  INVESTMENT
                            AAA                   AA                     A                    BAA                   GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                              ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED                ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $3,585     $3,736      $183       $185       $122       $119       $ 29       $ 27       $  7          $  6
2004.............     1,345      1,451        68         67         34         30          8          8         70            49
2005.............     1,867      2,003        38         32         48         41         36         25         --            --
2006.............       968      1,031        75         74         19         19         36         35         71            61
2007.............       479        448       224        176         16         15         63         53         10            10
2008 to 2010.....        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $8,244     $8,669      $588       $534       $239       $224       $172       $148       $158          $126
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution...                 89.4%                 5.5%                  2.3%                  1.5%                     1.3%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2010
                   --------------------
                           TOTAL
                   --------------------
                              ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....    $3,926     $4,073
2004.............     1,525      1,605
2005.............     1,989      2,101
2006.............     1,169      1,220
2007.............       792        702
2008 to 2010.....        --         --
                     ------     ------
  Total..........    $9,401     $9,701
                     ======     ======
Ratings
  Distribution...                100.0%
                                ======



     The December 31, 2010 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P, Fitch and Realpoint, LLC.

                                                                  DECEMBER 31, 2009
                   ---------------------------------------------------------------------------------------------------------------
                                                                                                                    BELOW
                                                                                                                  INVESTMENT
                            AAA                   AA                     A                    BAA                   GRADE
                   --------------------  --------------------  --------------------  --------------------  -----------------------
                              ESTIMATED             ESTIMATED             ESTIMATED             ESTIMATED                ESTIMATED
                   AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED     FAIR    AMORTIZED        FAIR
                      COST      VALUE       COST      VALUE       COST      VALUE       COST      VALUE       COST         VALUE
                   ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------     ---------
                                                                              (IN MILLIONS)
2003 & Prior.....    $4,421     $4,480      $331       $308       $132       $113       $ 22       $ 18       $ --          $ --
2004.............     1,633      1,645       108         91         70         43         20         15         58            45
2005.............     2,138      2,064       125         94         33         28         35         21         21            19
2006.............       705        656        97         84        332        284        149        106         96            37
2007.............       410        294         7          6        247        189        193        124         10             7
2008 to 2009.....        --         --        --         --         --         --         --         --         --            --
                     ------     ------      ----       ----       ----       ----       ----       ----       ----          ----
  Total..........    $9,307     $9,139      $668       $583       $814       $657       $419       $284       $185          $108
                     ======     ======      ====       ====       ====       ====       ====       ====       ====          ====
Ratings
  Distribution...                 84.9%                 5.4%                  6.1%                  2.6%                     1.0%
                                ======                 ====                  ====                  ====                     ====

                     DECEMBER 31, 2009
                   --------------------
                           TOTAL
                   --------------------
                              ESTIMATED
                   AMORTIZED     FAIR
                      COST      VALUE
                   ---------  ---------
2003 & Prior.....   $ 4,906    $ 4,919
2004.............     1,889      1,839
2005.............     2,352      2,226
2006.............     1,379      1,167
2007.............       867        620
2008 to 2009.....        --         --
                    -------    -------
  Total..........   $11,393    $10,771
                    =======    =======
Ratings
  Distribution...                100.0%
                               =======



     The December 31, 2009 table reflects rating agency designations assigned by nationally recognized rating agencies including Moody's, S&P and Fitch.

     The NAIC rating distribution of the Company's holdings of CMBS was as follows at:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
NAIC 1.............................................................  96.8%  96.3%
NAIC 2.............................................................   2.8%   0.1%
NAIC 3.............................................................   0.3%   2.7%
NAIC 4.............................................................   0.1%   0.9%


     Concentrations of Credit Risk (Fixed Maturity Securities) -- ABS. The Company's holdings in ABS were $7.2 billion at estimated fair value at both December 31, 2010 and 2009. The Company's ABS are diversified both by collateral type and by issuer.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the collateral type and certain other information about ABS held by the Company at:

                                                                 DECEMBER 31,
                                                    -------------------------------------
                                                           2010                2009
                                                    -----------------   -----------------
                                                    ESTIMATED           ESTIMATED
                                                       FAIR      % OF      FAIR      % OF
                                                      VALUE     TOTAL     VALUE     TOTAL
                                                    ---------   -----   ---------   -----
                                                                (IN MILLIONS)
By collateral type:
  Credit card loans...............................    $3,259     45.2%    $3,706     51.7%
  Student loans...................................     1,028     14.2        882     12.3
  RMBS backed by sub-prime mortgage loans.........       775     10.7        710      9.9
  Automobile loans................................       353      4.9        619      8.6
  Other loans.....................................     1,803     25.0      1,254     17.5
                                                      ------    -----     ------    -----
       Total......................................    $7,218    100.0%    $7,171    100.0%
                                                      ======    =====     ======    =====
Portion rated Aaa/AAA.............................    $5,000     69.3%    $4,947     69.0%
                                                      ======    =====     ======    =====
Portion rated NAIC 1..............................    $6,436     89.2%    $6,155     85.8%
                                                      ======    =====     ======    =====



     The Company had ABS supported by sub-prime mortgage loans with estimated fair values of $775 million and $710 million and unrealized losses of $217 million and $381 million at December 31, 2010 and 2009, respectively. Approximately 49% of this portfolio was rated Aa or better, of which 82% was in vintage year 2005 and prior at December 31, 2010. Approximately 59% of this portfolio was rated Aa or better, of which 88% was in vintage year 2005 and prior at December 31, 2009. These older vintages from 2005 and prior benefit from better underwriting, improved enhancement levels and higher residential property price appreciation. Approximately 62% and 67% of this portfolio was rated NAIC 2 or better at December 31, 2010 and 2009, respectively.

     Concentrations of Credit Risk (Equity Securities). The Company was not exposed to any concentrations of credit risk in its equity securities holdings of any single issuer greater than 10% of the Company's equity or 1% of total investments at December 31, 2010 and 2009.

     Maturities of Fixed Maturity Securities. The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), were as follows at:

                                                                DECEMBER 31,
                                               ---------------------------------------------
                                                        2010                    2009
                                               ---------------------   ---------------------
                                                           ESTIMATED               ESTIMATED
                                               AMORTIZED      FAIR     AMORTIZED      FAIR
                                                  COST       VALUE        COST       VALUE
                                               ---------   ---------   ---------   ---------
                                                               (IN MILLIONS)
Due in one year or less......................   $  3,974    $  4,052    $  3,927    $  3,987
Due after one year through five years........     25,910      27,017      22,001      22,733
Due after five years through ten years.......     31,060      33,543      25,114      25,974
Due after ten years..........................     46,301      48,100      43,302      43,028
                                                --------    --------    --------    --------
  Subtotal...................................    107,245     112,712      94,344      95,722
RMBS, CMBS and ABS...........................     46,463      46,823      51,095      48,927
                                                --------    --------    --------    --------
     Total fixed maturity securities.........   $153,708    $159,535    $145,439    $144,649
                                                ========    ========    ========    ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately in the table, as they are not due at a single maturity.

  EVALUATING AVAILABLE-FOR-SALE SECURITIES FOR OTHER-THAN-TEMPORARY IMPAIRMENT

     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its available-for-sale securities holdings, including fixed maturity securities, equity securities and perpetual hybrid securities, in accordance with its impairment policy in order to evaluate whether such investments are other-than-temporarily impaired. As described more fully in Note 1, effective April 1, 2009, the Company adopted OTTI guidance that amends the methodology for determining for fixed maturity securities whether an OTTI exists, and for certain fixed maturity securities, changes how the amount of the OTTI loss that is charged to earnings is determined. There was no change in the OTTI methodology for equity securities.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2010     2009     2008
                                                             -------   -----   --------
                                                                    (IN MILLIONS)
Fixed maturity securities..................................  $ 6,189   $(216)  $(13,199)
Fixed maturity securities with noncredit OTTI losses in
  accumulated other comprehensive income (loss)............     (419)   (574)        --
                                                             -------   -----   --------
  Total fixed maturity securities..........................    5,770    (790)   (13,199)
Equity securities..........................................      (66)    (75)      (633)
Derivatives................................................       90    (156)        14
Short-term investments.....................................      (13)    (23)        --
Other......................................................       48      52         56
                                                             -------   -----   --------
     Subtotal..............................................    5,829    (992)   (13,762)
                                                             -------   -----   --------
Amounts allocated from:
  Insurance liability loss recognition.....................     (426)     --         (1)
  DAC and VOBA related to noncredit OTTI losses recognized
     in accumulated other comprehensive income (loss)......       27      49         --
  DAC and VOBA.............................................     (999)      6      2,000
  Policyholder dividend obligation.........................     (876)     --         --
                                                             -------   -----   --------
     Subtotal..............................................   (2,274)     55      1,999
Deferred income tax benefit (expense) related to noncredit
  OTTI losses recognized in accumulated other comprehensive
  income (loss)............................................      138     184         --
Deferred income tax benefit (expense)......................   (1,382)    142      4,062
                                                             -------   -----   --------
Net unrealized investment gains (losses)...................    2,311    (611)    (7,701)
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................       (1)      5         --
                                                             -------   -----   --------
Net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company......................  $ 2,310   $(606)  $ (7,701)
                                                             =======   =====   ========



     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($419) million at December 31, 2010, includes ($574) million recognized prior to January 1,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2010, ($150) million (($148) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2010, $87 million related to securities sold during the year ended December 31, 2010 for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income
(loss) and $218 million of subsequent increases in estimated fair value during the year ended December 31, 2010 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

     Fixed maturity securities with noncredit OTTI losses in accumulated other comprehensive income (loss), as presented above of ($574) million at December 31, 2009, includes ($59) million related to the transition adjustment recorded in 2009 upon the adoption of guidance on the recognition and presentation of OTTI, ($623) million (($566) million, net of DAC) of noncredit OTTI losses recognized in the year ended December 31, 2009 (as more fully described in Note
1), $8 million related to securities sold during the year ended December 31, 2009 for which a noncredit OTTI loss was previously recognized in accumulated comprehensive income (loss) and $100 million of subsequent increases in estimated fair value during the year ended December 31, 2009 on such securities for which a noncredit OTTI loss was previously recognized in accumulated other comprehensive income (loss).

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                             --------------------------
                                                               2010     2009     2008
                                                             -------  -------  --------
                                                                      (IN MILLIONS)
Balance, beginning of period...............................  $  (606) $(7,701) $  1,342
Cumulative effect of change in accounting principles, net
  of income tax............................................       10      (36)       --
Fixed maturity securities on which noncredit OTTI losses
  have been recognized.....................................      155     (515)       --
Unrealized investment gains (losses) during the year.......    6,650   13,344   (17,624)
Unrealized investment losses of subsidiary at the date of
  dividend of interests....................................       --       --       106
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition..............     (426)       1       365
  DAC and VOBA on which noncredit OTTI losses recognized in
     other comprehensive income (loss).....................      (22)      45        --
  DAC and VOBA.............................................   (1,005)  (1,994)    2,438
  DAC and VOBA of subsidiary at date of dividend of
     interests.............................................       --       --       (18)
  Policyholder dividend obligation.........................     (876)      --       789
  Deferred income tax benefit (expense) related to
     noncredit OTTI losses recognized in other accumulated
     comprehensive income (loss)...........................      (46)     165        --
  Deferred income tax benefit (expense)....................   (1,518)  (3,920)    4,797
  Deferred income tax benefit (expense) of subsidiary at
     the date of dividend of interests.....................       --       --       (46)
                                                             -------  -------  --------
Net unrealized investment gains (losses)...................    2,316     (611)   (7,851)
Net unrealized investment gains (losses) attributable to
  noncontrolling interests.................................       (6)       5        --
Net unrealized investment gains (losses) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests....................................       --       --       150
                                                             -------  -------  --------
Balance, end of period.....................................  $ 2,310  $  (606) $ (7,701)
                                                             =======  =======  ========
Change in net unrealized investment gains (losses).........  $ 2,922  $ 7,090  $ (9,193)
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests.................       (6)       5        --
Change in net unrealized investment gains (losses)
  attributable to noncontrolling interests of
     subsidiary at date of dividend of interests...........       --       --       150
                                                             -------  -------  --------
Change in net unrealized investment gains (losses)
  attributable to Metropolitan Life Insurance Company......  $ 2,916  $ 7,095  $ (9,043)
                                                             =======  =======  ========



  CONTINUOUS GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity and equity securities in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts presented below include the noncredit component of OTTI loss. Fixed maturity securities on which a noncredit OTTI loss has been recognized in accumulated other comprehensive income (loss) are categorized by length of time as being "less than 12 months" or "equal to or greater than 12 months" in a continuous unrealized loss position based on the point in

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


time that the estimated fair value initially declined to below the amortized cost basis and not the period of time since the unrealized loss was deemed a noncredit OTTI loss.

                                                                   DECEMBER 31, 2010
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,997      $197      $ 5,234     $  762     $11,231     $  959
Foreign corporate securities............     3,692       125        2,662        367       6,354        492
RMBS....................................     3,949       120        4,537        768       8,486        888
U.S. Treasury, agency and government
  guaranteed securities.................     8,553       367           --         --       8,553        367
CMBS....................................       236         2          965        182       1,201        184
ABS.....................................     1,015        18        1,810        437       2,825        455
State and political subdivision
  securities............................     2,412       117          234         78       2,646        195
Foreign government securities...........       231         7           94         11         325         18
                                           -------      ----      -------     ------     -------     ------
  Total fixed maturity securities.......   $26,085      $953      $15,536     $2,605     $41,621     $3,558
                                           =======      ====      =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    29      $  7      $    --     $   --     $    29     $    7
Non-redeemable preferred stock..........        52         3          558        161         610        164
                                           -------      ----      -------     ------     -------     ------
  Total equity securities...............   $    81      $ 10      $   558     $  161     $   639     $  171
                                           =======      ====      =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,405                  1,151
                                           =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2009
                                          -------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER
                                           LESS THAN 12 MONTHS       THAN 12 MONTHS             TOTAL
                                          ---------------------  ---------------------  ---------------------
                                          ESTIMATED     GROSS    ESTIMATED     GROSS    ESTIMATED     GROSS
                                             FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                            VALUE       LOSS       VALUE       LOSS       VALUE       LOSS
                                          ---------  ----------  ---------  ----------  ---------  ----------
                                                       (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
U.S. corporate securities...............   $ 5,592     $  270     $11,119     $1,491     $16,711     $1,761
Foreign corporate securities............     2,442         77       5,047        762       7,489        839
RMBS....................................     4,703         80       6,534      1,644      11,237      1,724
U.S. Treasury, agency and government
  guaranteed securities.................     9,089        678          --         --       9,089        678
CMBS....................................     1,291         15       3,865        731       5,156        746
ABS.....................................       826         73       3,454        750       4,280        823
State and political subdivision
  securities............................     1,236         64         272         82       1,508        146
Foreign government securities...........       171          9         171         38         342         47
                                           -------     ------     -------     ------     -------     ------
  Total fixed maturity securities.......   $25,350     $1,266     $30,462     $5,498     $55,812     $6,764
                                           =======     ======     =======     ======     =======     ======
EQUITY SECURITIES:
Common stock............................   $    49     $    4     $     2     $   --     $    51     $    4
Non-redeemable preferred stock..........        46         29         628        154         674        183
                                           -------     ------     -------     ------     -------     ------
  Total equity securities...............   $    95     $   33     $   630     $  154     $   725     $  187
                                           =======     ======     =======     ======     =======     ======
Total number of securities in an
  unrealized loss position..............     1,365                  2,073
                                           =======                =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  AGING OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss), gross unrealized loss as a percentage of cost or amortized cost and number of securities for fixed maturity and equity securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2010
                                          --------------------------------------------------------------
                                            COST OR AMORTIZED     GROSS UNREALIZED         NUMBER OF
                                                  COST                  LOSS              SECURITIES
                                          --------------------   ------------------   ------------------
                                          LESS THAN     20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                             20%         MORE       20%       MORE       20%       MORE
                                          ---------     ------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months....................   $25,867      $  811     $  843    $  216     1,287        65
Six months or greater but less than nine
  months................................       696         275         19        75        51        24
Nine months or greater but less than
  twelve months.........................       271          35         22         8        29         6
Twelve months or greater................    13,525       3,699      1,158     1,217       823       226
                                           -------      ------     ------    ------
  Total.................................   $40,359      $4,820     $2,042    $1,516
                                           =======      ======     ======    ======
Percentage of amortized cost............                                5%       31%
                                                                   ======    ======
EQUITY SECURITIES:
Less than six months....................   $    52      $   59     $    2    $   13        23        11
Six months or greater but less than nine
  months................................        29          28          5         6         3         2
Nine months or greater but less than
  twelve months.........................        --          40         --        14         2         2
Twelve months or greater................       309         293         32        99        22        13
                                           -------      ------     ------    ------
  Total.................................   $   390      $  420     $   39    $  132
                                           =======      ======     ======    ======
Percentage of cost......................                               10%       31%
                                                                   ======    ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                DECEMBER 31, 2009
                                         ---------------------------------------------------------------
                                           COST OR AMORTIZED      GROSS UNREALIZED         NUMBER OF
                                                  COST                  LOSS              SECURITIES
                                         ---------------------   ------------------   ------------------
                                         LESS THAN      20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                            20%          MORE       20%       MORE       20%       MORE
                                         ---------     -------   ---------   ------   ---------   ------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
FIXED MATURITY SECURITIES:
Less than six months...................   $22,545      $ 1,574     $  657    $  414     1,057       115
Six months or greater but less than
  nine months..........................     2,813          317        352        85        75        30
Nine months or greater but less than
  twelve months........................       713        1,161         67       356        37        55
Twelve months or greater...............    25,337        8,116      1,972     2,861     1,417       486
                                          -------      -------     ------    ------
  Total................................   $51,408      $11,168     $3,048    $3,716
                                          =======      =======     ======    ======
Percentage of amortized cost...........                                 6%       33%
                                                                   ======    ======
EQUITY SECURITIES:
Less than six months...................   $    60      $    54     $    4    $   12       166         7
Six months or greater but less than
  nine months..........................        --           --         --        --         3        --
Nine months or greater but less than
  twelve months........................         3           69         --        29         4         5
Twelve months or greater...............       389          337         47        95        30        20
                                          -------      -------     ------    ------
  Total................................   $   452      $   460     $   51    $  136
                                          =======      =======     ======    ======
Percentage of cost.....................                                11%       30%
                                                                   ======    ======



     Equity securities with a gross unrealized loss of 20% or more for twelve months or greater increased from $95 million at December 31, 2009 to $99 million at December 31, 2010. As shown in the section "-- Evaluating Temporarily Impaired Available-for-Sale Securities" below, all of the $99 million of equity securities with a gross unrealized loss of 20% or more for twelve months or greater at December 31, 2010 were financial services industry investment grade non-redeemable preferred stock, of which 82% were rated A or better.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CONCENTRATION OF GROSS UNREALIZED LOSS AND OTTI LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The Company's gross unrealized losses related to its fixed maturity and equity securities, including the portion of OTTI loss on fixed maturity securities recognized in accumulated other comprehensive income (loss) of $3.7 billion and $7.0 billion at December 31, 2010 and 2009, respectively, were concentrated, calculated as a percentage of gross unrealized loss and OTTI loss, by sector and industry as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
SECTOR:
  U.S. corporate securities........................................    26%    25%
  RMBS.............................................................    24     25
  Foreign corporate securities.....................................    13     12
  ABS..............................................................    12     12
  U.S. Treasury, agency and government guaranteed securities.......    10     10
  CMBS.............................................................     5     11
  State and political subdivision securities.......................     5      2
  Other............................................................     5      3
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===
INDUSTRY:
  Mortgage-backed..................................................    29%    36%
  Finance..........................................................    21     23
  Asset-backed.....................................................    12     12
  U.S. Treasury, agency and government guaranteed securities.......    10     10
  Utility..........................................................     6      4
  State and political subdivision securities.......................     5      2
  Consumer.........................................................     4      4
  Communications...................................................     2      2
  Industrial.......................................................     2      1
  Other............................................................     9      6
                                                                      ---    ---
     Total.........................................................   100%   100%
                                                                      ===    ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EVALUATING TEMPORARILY IMPAIRED AVAILABLE-FOR-SALE SECURITIES

     The following table presents the Company's fixed maturity and equity securities, each with a gross unrealized loss of greater than $10 million, the number of securities, total gross unrealized loss and percentage of total gross unrealized loss at:

                                                                   DECEMBER 31,
                                            ---------------------------------------------------------
                                                        2010                          2009
                                            ---------------------------   ---------------------------
                                            FIXED MATURITY     EQUITY     FIXED MATURITY     EQUITY
                                              SECURITIES     SECURITIES     SECURITIES     SECURITIES
                                            --------------   ----------   --------------   ----------
                                                    (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Number of securities......................          67             5             145             5
Total gross unrealized loss...............      $1,179           $75          $2,796           $70
Percentage of total gross unrealized
  loss....................................          33%           44%             41%           37%


     Fixed maturity and equity securities, each with a gross unrealized loss greater than $10 million, decreased $1.6 billion during the year ended December 31, 2010. The cause of the decline in, or improvement in, gross unrealized losses for the year ended December 31, 2010, was primarily attributable to a decrease in interest rates and narrowing of credit spreads. These securities were included in the Company's OTTI review process. Based upon the Company's current evaluation of these securities and other available-for-sale securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired.

     In the Company's impairment review process, the duration and severity of an unrealized loss position for equity securities is given greater weight and consideration than for fixed maturity securities. An extended and severe unrealized loss position on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company's evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for an equity security, greater weight and consideration is given by the Company to a decline in market value and the likelihood such market value decline will recover.

     The following table presents certain information about the Company's equity securities available-for-sale with a gross unrealized loss of 20% or more at December 31, 2010:

                                                                   NON-REDEEMABLE PREFERRED STOCK
                                          -------------------------------------------------------------------------------
                                            ALL TYPES OF
                                           NON-REDEEMABLE
                                           PREFERRED STOCK                         INVESTMENT GRADE
                              ALL EQUITY  ----------------  -------------------------------------------------------------
                              SECURITIES             % OF          ALL INDUSTRIES           FINANCIAL SERVICES INDUSTRY
                              ----------   GROSS     ALL    ---------------------------  --------------------------------
                                 GROSS    UNREAL-   EQUITY     GROSS        % OF ALL        GROSS                   % A
                              UNREALIZED    IZED   SECURI-  UNREALIZED   NON-REDEEMABLE  UNREALIZED   % OF ALL   RATED OR
                                 LOSS       LOSS     TIES      LOSS     PREFERRED STOCK     LOSS     INDUSTRIES   BETTER
                              ----------  -------  -------  ----------  ---------------  ----------  ----------  --------
                                                                   (IN MILLIONS)
Less than six months........     $ 13       $ 11      85%      $  7            64%          $  7         100%       100%
Six months or greater but
  less than twelve months...       20         20     100%        20           100%            20         100%        65%
Twelve months or greater....       99         99     100%        99           100%            99         100%        82%
                                 ----       ----               ----                         ----
All equity securities with a
  gross unrealized loss of
  20% or more...............     $132       $130      98%      $126            97%          $126         100%        80%
                                 ====       ====               ====                         ====



     In connection with the equity securities impairment review process, the Company evaluated its holdings in non-redeemable preferred stock, particularly those companies in the financial services industry. The Company considered several factors including whether there has been any deterioration in credit of the issuer and the likelihood of recovery in value of non-redeemable preferred stock with a severe or an extended unrealized loss. The

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Company also considered whether any issuers of non-redeemable preferred stock with an unrealized loss held by the Company, regardless of credit rating, have deferred any dividend payments. No such dividend payments had been deferred.

     With respect to common stock holdings, the Company considered the duration and severity of the unrealized losses for securities in an unrealized loss position of 20% or more; and the duration of unrealized losses for securities in an unrealized loss position of less than 20% in an extended unrealized loss position (i.e., 12 months or greater).

     Future OTTIs will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit rating, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals and any of the above factors deteriorate, additional OTTIs may be incurred in upcoming quarters.

  NET INVESTMENT GAINS (LOSSES)

     See "-- Evaluating Available-for-Sale Securities for Other-Than-Temporary Impairment" for a discussion of changes in guidance adopted April 1, 2009 that impacted how fixed maturity security OTTI losses that are charged to earnings are measured.

     The components of net investment gains (losses) were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------
                                                            2010     2009      2008
                                                           -----   -------   -------
                                                                 (IN MILLIONS)
Total gains (losses) on fixed maturity securities:
  Total OTTI losses recognized...........................  $(510)  $(1,521)  $  (787)
  Less: Noncredit portion of OTTI losses transferred to
     and recognized in other comprehensive income
     (loss)..............................................    150       623        --
                                                           -----   -------   -------
  Net OTTI losses on fixed maturity securities recognized
     in earnings.........................................   (360)     (898)     (787)
  Fixed maturity securities -- net gains (losses) on
     sales and disposals.................................    129        (7)     (275)
                                                           -----   -------   -------
     Total losses on fixed maturity securities...........   (231)     (905)   (1,062)
Other net investment gains (losses):
  Equity securities......................................     70      (255)      (90)
  Mortgage loans.........................................     59      (373)      (88)
  Real estate and real estate joint ventures.............    (33)     (100)      (18)
  Other limited partnership interests....................     (5)     (284)     (131)
  Other investment portfolio gains (losses)..............     36       (38)      146
                                                           -----   -------   -------
     Subtotal -- investment portfolio gains (losses).....   (104)   (1,955)   (1,243)
FVO consolidated securitization entities:
  Securities.............................................    (78)       --        --
  Long term debt -- related to securities................     48        --        --
  Other gains (losses)...................................    (36)      288      (286)
                                                           -----   -------   -------
     Subtotal FVO consolidated securitization entities
       and other gains (losses)..........................    (66)      288      (286)
                                                           -----   -------   -------
       Total net investment gains (losses)...............  $(170)  $(1,667)  $(1,529)
                                                           =====   =======   =======



     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to internal asset transfers included in the table above.

     Gains (losses) from foreign currency transactions included within net investment gains (losses) were $18 million, $317 million and ($184) million for the years ended December 31, 2010, 2009 and 2008, respectively.

     Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) were as shown below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                YEARS ENDED DECEMBER
                                 YEARS ENDED DECEMBER 31,               31,                 YEARS ENDED DECEMBER 31,
                               ---------------------------    -----------------------    -----------------------------
                                 2010      2009      2008     2010     2009     2008       2010       2009       2008
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
                                FIXED MATURITY SECURITIES        EQUITY SECURITIES                   TOTAL
                               ---------------------------    -----------------------    -----------------------------
                                                              (IN MILLIONS)
Proceeds.....................  $30,817   $24,900   $42,785    $429    $ 658    $1,888    $31,246    $25,558    $44,673
                               =======   =======   =======    ====    =====    ======    =======    =======    =======
Gross investment gains.......  $   544   $   685   $   631    $ 88    $ 118    $  412    $   632    $   803    $ 1,043
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Gross investment losses......     (415)     (692)     (906)    (11)     (90)     (223)      (426)      (782)    (1,129)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Total OTTI losses recognized
  in earnings: Credit-
  related....................     (334)     (632)     (668)     --       --        --       (334)      (632)      (668)
  Other (1)..................      (26)     (266)     (119)     (7)    (283)     (279)       (33)      (549)      (398)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
     Total OTTI losses
       recognized in
       earnings..............     (360)     (898)     (787)     (7)    (283)     (279)      (367)    (1,181)    (1,066)
                               -------   -------   -------    ----    -----    ------    -------    -------    -------
Net investment gains
  (losses)...................  $  (231)  $  (905)  $(1,062)   $ 70    $(255)   $  (90)   $  (161)   $(1,160)   $(1,152)
                               =======   =======   =======    ====    =====    ======    =======    =======    =======



--------

   (1) Other OTTI losses recognized in earnings include impairments on equity securities, impairments on perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

     Fixed maturity security OTTI losses recognized in earnings related to the following sectors and industries within the U.S. and foreign corporate securities sector:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Sector:
U.S. and foreign corporate securities -- by industry:
  Finance..................................................  $117     $284     $361
  Consumer.................................................    20      127       71
  Communications...........................................    10      130      109
  Utility..................................................     1       81        5
  Industrial...............................................    --        9       26
  Other industries.........................................    --       27      144
                                                             ----     ----     ----
     Total U.S. and foreign corporate securities...........   148      658      716
  ABS......................................................    85       95       61
  RMBS.....................................................    68      127       --
  CMBS.....................................................    59       18       --
  Foreign government securities............................    --       --       10
                                                             ----     ----     ----
     Total.................................................  $360     $898     $787
                                                             ====     ====     ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Equity security OTTI losses recognized in earnings related to the following sectors and industries:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Sector:
  Common stock............................................   $ 4      $ 55      $ 82
  Non-redeemable preferred stock..........................     3       228       197
                                                             ---      ----      ----
          Total...........................................   $ 7      $283      $279
                                                             ===      ====      ====
Industry:
  Financial services industry:
     Perpetual hybrid securities..........................   $ 3      $228      $ 38
     Common and remaining non-redeemable preferred stock..    --        25       180
                                                             ---      ----      ----
       Total financial services industry..................     3       253       218
  Other industries........................................     4        30        61
                                                             ---      ----      ----
          Total...........................................   $ 7      $283      $279
                                                             ===      ====      ====



  CREDIT LOSS ROLLFORWARD -- ROLLFORWARD OF THE CUMULATIVE CREDIT LOSS COMPONENT OF OTTI LOSS RECOGNIZED IN EARNINGS ON FIXED MATURITY SECURITIES STILL HELD FOR WHICH A PORTION OF THE OTTI LOSS WAS RECOGNIZED IN OTHER COMPREHENSIVE INCOME (LOSS)

     The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held by the Company at the respective time period, for which a portion of the OTTI loss was recognized in other comprehensive income (loss):

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2010           2009
                                                              -----           ----
                                                                  (IN MILLIONS)
Balance, at January 1,......................................  $ 303           $ --
Credit loss component of OTTI loss not reclassified to other comprehensive income (loss) in the cumulative effect
  transition adjustment.....................................     --            110
Additions:
  Initial impairments -- credit loss OTTI recognized on
     securities not previously impaired.....................     91            188
  Additional impairments -- credit loss OTTI recognized on
     securities previously impaired.........................     91             36
Reductions:
  Due to sales (maturities, pay downs or prepayments) during the period of securities previously credit loss OTTI
     impaired...............................................   (149)           (30)
  Due to securities impaired to net present value of
     expected future cash flows.............................     (1)            --
  Due to increases in cash flows -- accretion of previous
     credit loss OTTI.......................................     (5)            (1)
                                                              -----           ----
Balance, at December 31,....................................  $ 330           $303
                                                              =====           ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET INVESTMENT INCOME

     The components of net investment income were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                                (IN MILLIONS)
Investment income:
Fixed maturity securities..............................  $ 8,147   $ 7,799   $ 8,830
Equity securities......................................       89       126       174
Trading and other securities -- Actively Traded
  Securities and FVO general account securities........       72       116       (21)
Mortgage loans.........................................    2,258     2,236     2,387
Policy loans...........................................      515       504       475
Real estate and real estate joint ventures.............      396      (137)      499
Other limited partnership interests....................      684       147       (92)
Cash, cash equivalents and short-term investments......       15        27       134
International joint ventures...........................       14         7        (1)
Other..................................................      111       104       202
                                                         -------   -------   -------
  Subtotal.............................................   12,301    10,929    12,587
Less: Investment expenses..............................      711       740     1,473
                                                         -------   -------   -------
  Subtotal, net........................................   11,590    10,189    11,114
                                                         -------   -------   -------
FVO consolidated securitization entities:
  Securities...........................................       15        --        --
                                                         -------   -------   -------
     Net investment income.............................  $11,605   $10,189   $11,114
                                                         =======   =======   =======



     Affiliated investment income included in the table above was $78 million, $44 million and $29 million related to fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, respectively. Affiliated investment income related to short-term investments included in the table above was less than $1 million for each of the years ended December 31, 2010 and 2009, and was $2 million for the year ended December 31, 2008. The Company provides investment administrative services to certain affiliates. Investment administrative service costs charged to these affiliates, which reduced investment expenses in the table above, were $107 million, $87 million and $67 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

     See "-- Related Party Investment Transactions" for discussion of additional affiliated net investment income related to short-term investments included in the table above.

  SECURITIES LENDING

     The Company participates in securities lending programs whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks. The Company generally obtains collateral, generally cash, in an amount equal to 102% of the estimated fair value of the securities loaned, which is obtained at the inception of a loan and maintained at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or repledged by the transferee. The Company is liable to return to its counterparties the cash collateral under its

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


control. These transactions are treated as financing arrangements and the associated liability is recorded at the amount of the cash received.

     Elements of the securities lending programs are presented below at:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Securities on loan:
  Amortized cost..............................................  $15,274   $13,468
  Estimated fair value........................................  $15,682   $13,523
Aging of cash collateral liability:
  Open (1)....................................................  $ 1,262   $ 1,611
  Less than thirty days.......................................    8,213     9,810
  Thirty days or greater but less than sixty days.............    3,005     1,684
  Sixty days or greater but less than ninety days.............    1,683        41
  Ninety days or greater......................................    1,818       734
                                                                -------   -------
     Total cash collateral liability..........................  $15,981   $13,880
                                                                =======   =======
Security collateral on deposit from counterparties............  $    --   $     6
                                                                =======   =======
Reinvestment portfolio -- estimated fair value................  $15,789   $13,373
                                                                =======   =======



--------

   (1) Open -- meaning that the related loaned security could be returned to the Company on the next business day requiring the Company to immediately return the cash collateral.

     The estimated fair value of the securities on loan related to the cash collateral on open at December 31, 2010 was $1,238 million, of which $985 million were U.S. Treasury, agency and government guaranteed securities which, if put to the Company, can be immediately sold to satisfy the cash requirements. The remainder of the securities on loan were primarily U.S. Treasury, agency and government guaranteed securities, and very liquid RMBS. The reinvestment portfolio acquired with the cash collateral consisted principally of fixed maturity securities (including RMBS, U.S. corporate, U.S. Treasury, agency and government guaranteed, ABS, foreign corporate and CMBS).

     Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. Separately, the Company had $49 million and $46 million, at estimated fair value, of cash and security collateral on deposit from a counterparty to secure its interest in a pooled investment that is held by a third-party trustee, as custodian, at December 31, 2010 and 2009, respectively. This pooled investment is included within fixed maturity securities and had an estimated fair value of $49 million and $51 million at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

     The invested assets on deposit and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity, equity, trading and other securities and at carrying value for mortgage loans.

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Invested assets on deposit:
  Regulatory agencies (1).....................................  $ 1,491   $ 1,296
Invested assets pledged as collateral:
  Funding agreements -- FHLB of NY (2)........................   14,204    15,084
  Funding agreements -- Farmer Mac (3)........................    2,928     2,871
  Derivative transactions (4).................................      141       290
  Short sale agreements (5)...................................      465       496
                                                                -------   -------
     Total invested assets on deposit and pledged as
       collateral.............................................  $19,229   $20,037
                                                                =======   =======



--------

   (1) The Company has investment assets on deposit with regulatory agencies consisting primarily of cash and cash equivalents, short-term investments, fixed maturity securities and equity securities.

   (2) The Company has pledged fixed maturity securities in support of its funding agreements with the Federal Home Loan Bank of New York ("FHLB of NY"). The nature of these FHLB of NY arrangements is described in Note 8.

   (3) The Company has pledged certain agricultural mortgage loans in connection with funding agreements issued to certain SPEs that have issued securities guaranteed by the Federal Agricultural Mortgage Corporation ("Farmer Mac"). The nature of these Farmer Mac arrangements is described in Note 8.

   (4) Certain of the Company's invested assets are pledged as collateral for various derivative transactions as described in Note 3.

   (5) Certain of the Company's Actively Traded Securities and cash and cash equivalents are pledged to secure liabilities associated with short sale agreements in the Actively Traded Securities portfolio.

     See also "-- Securities Lending" for the amount of the Company's cash received from and due back to counterparties pursuant to the Company's securities lending program. See "-- Variable Interest Entities" for assets of certain CSEs that can only be used to settle liabilities of such entities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  TRADING AND OTHER SECURITIES

     The tables below present certain information about the Company's trading securities and other securities for which the FVO has been elected:

                                                                   DECEMBER 31,
                                                                   ------------
                                                                   2010    2009
                                                                   ----   -----
                                                                        (IN
                                                                     MILLIONS)
Actively Traded Securities.......................................  $463   $ 420
FVO general account securities...................................    71      51
FVO securities held by consolidated securitization entities......   201      --
                                                                   ----   -----
  Total trading and other securities -- at estimated fair value..  $735   $ 471
                                                                   ====   =====
Actively Traded Securities -- at estimated fair value............  $463   $ 420
Short sale agreement liabilities -- at estimated fair value......   (46)   (106)
                                                                   ----   -----
Net long/short position -- at estimated fair value...............  $417   $ 314
                                                                   ====   =====
Investments pledged to secure short sale agreement liabilities...  $465   $ 496
                                                                   ====   =====




                                                               YEARS ENDED DECEMBER
                                                                        31,
                                                              ----------------------
                                                              2010     2009     2008
                                                              ----     ----     ----
                                                                   (IN MILLIONS)
Actively Traded Securities:
  Net investment income.....................................  $ 54      $98     $(13)
  Changes in estimated fair value included in net investment
     income.................................................  $ 12      $18     $ (2)
FVO general account securities:
  Net investment income.....................................  $ 18      $18     $ (8)
  Changes in estimated fair value included in net investment
     income.................................................  $ 18      $13     $(15)
FVO securities held by consolidated securitization entities:
  Net investment income.....................................  $ 15      $--     $ --
  Changes in estimated fair value included in net investment
     gains (losses).........................................  $(78)     $--     $ --


     See "-- Variable Interest Entities" for discussion of CSEs included in the tables above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  MORTGAGE LOANS

     Mortgage loans are summarized as follows at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Mortgage loans:
  Commercial mortgage loans........................   $31,080    74.6%   $30,426    74.9%
  Agricultural mortgage loans......................    11,108    26.7     10,787    26.6
  Residential mortgage loans.......................         1      --          1      --
                                                      -------   -----    -------   -----
     Subtotal mortgage loans.......................    42,189   101.3     41,214   101.5
  Valuation allowances.............................      (522)   (1.3)      (594)   (1.5)
                                                      -------   -----    -------   -----
Total mortgage loans, net..........................   $41,667   100.0%   $40,620   100.0%
                                                      =======   =====    =======   =====



     See "-- Variable Interest Entities" for discussion of CSEs included in the table above.

     Concentration of Credit Risk -- The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration. The Company's commercial and agricultural mortgage loans are collateralized by properties primarily located in the United States, at 91%, with the remaining 9% collateralized by properties located outside the United States. The carrying value of the Company's commercial and agricultural mortgage loans located in California, New York and Texas were 20%, 8% and 7%, respectively, of total mortgage loans at December 31, 2010. Additionally, the Company manages risk when originating commercial and agricultural mortgage loans by generally lending only up to 75% of the estimated fair value of the underlying real estate.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgage loans were $283 million and $368 million at December 31, 2010 and 2009, respectively.

     The following tables present the recorded investment in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, at:

                                                                   DECEMBER 31,
                                     -----------------------------------------------------------------------
                                       2010      2009      2010      2009    2010   2009     2010      2009
                                     -------   -------   -------   -------   ----   ----   -------   -------
                                         COMMERCIAL         AGRICULTURAL     RESIDENTIAL         TOTAL
                                     -----------------   -----------------   -----------   -----------------
                                                                    (IN MILLIONS)
Mortgage loans:
  Evaluated individually for credit
     losses........................  $    96   $    58   $   147   $   191    $--    $--   $   243   $   249
  Evaluated collectively for credit
     losses........................   30,984    30,368    10,961    10,596      1      1    41,946    40,965
                                     -------   -------   -------   -------    ---    ---   -------   -------
     Total mortgage loans..........   31,080    30,426    11,108    10,787      1      1    42,189    41,214
                                     -------   -------   -------   -------    ---    ---   -------   -------
Valuation allowances:
  Specific credit losses...........       13        12        52        74     --     --        65        86
  Non-specifically identified
     credit losses.................      428       480        29        28     --     --       457       508
                                     -------   -------   -------   -------    ---    ---   -------   -------
     Total valuation allowances....      441       492        81       102     --     --       522       594
                                     -------   -------   -------   -------    ---    ---   -------   -------
Mortgage loans, net of valuation
  allowance........................  $30,639   $29,934   $11,027   $10,685    $ 1    $ 1   $41,667   $40,620
                                     =======   =======   =======   =======    ===    ===   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the changes in the valuation allowance, by portfolio segment:

                                                       MORTGAGE LOAN VALUATION ALLOWANCES
                                                -----------------------------------------------
                                                COMMERCIAL   AGRICULTURAL   RESIDENTIAL   TOTAL
                                                ----------   ------------   -----------   -----
                                                                    (IN MILLIONS)
Balance at January 1, 2008....................     $156          $ 23           $ 2       $ 181
  Provision (release).........................      127            47            --         174
  Charge-offs, net of recoveries..............      (99)          (12)           --        (111)
                                                   ----          ----           ---       -----
Balance at December 31, 2008..................      184            58             2         244
  Provision (release).........................      325            69            --         394
  Charge-offs, net of recoveries..............      (17)          (25)           (2)        (44)
                                                   ----          ----           ---       -----
Balance at December 31, 2009..................      492           102            --         594
  Provision (release).........................      (39)           12            --         (27)
  Charge-offs, net of recoveries..............      (12)          (33)           --         (45)
                                                   ----          ----           ---       -----
Balance at December 31, 2010..................     $441          $ 81           $--       $ 522
                                                   ====          ====           ===       =====



     Commercial Mortgage Loans -- by Credit Quality Indicators with Estimated Fair Value: Presented below for commercial mortgage loans is the recorded investment, prior to valuation allowances, by the indicated loan-to-value ratio categories and debt service coverage ratio categories and estimated fair value of such mortgage loans by the indicated loan-to-value ratio categories at:

                                                              DECEMBER 31, 2010
                            -------------------------------------------------------------------------------------
                                               RECORDED INVESTMENT
                            --------------------------------------------------------
                               DEBT SERVICE COVERAGE RATIOS
                            ---------------------------------                            ESTIMATED
                            > 1.20X   1.00X - 1.20X   < 1.00X    TOTAL    % OF TOTAL     FAIR VALUE    % OF TOTAL
                            -------   -------------   -------   -------   ----------   -------------   ----------
                                           (IN MILLIONS)                               (IN MILLIONS)
Loan-to-value ratios:
Less than 65%.............  $13,864       $  100       $  425   $14,389       46.3%       $15,203          47.5%
65% to 75%................    7,658          611          343     8,612       27.7          8,955          28.0
76% to 80%................    2,534          166          128     2,828        9.1          2,883           9.0
Greater than 80%..........    3,002        1,625          624     5,251       16.9          4,978          15.5
                            -------       ------       ------   -------      -----        -------         -----
  Total...................  $27,058       $2,502       $1,520   $31,080      100.0%       $32,019         100.0%
                            =======       ======       ======   =======      =====        =======         =====



     Agricultural and Residential Mortgage Loans -- by Credit Quality
Indicator: The recorded investment in agricultural and residential mortgage loans, prior to valuation allowances, by credit quality indicator, was at:

                                                                 DECEMBER 31, 2010
                          ----------------------------------------------------------------------------------------------
                             AGRICULTURAL MORTGAGE LOANS                                   RESIDENTIAL MORTGAGE LOANS
                          --------------------------------                              --------------------------------
                          RECORDED INVESTMENT   % OF TOTAL                              RECORDED INVESTMENT   % OF TOTAL
                          -------------------   ----------                              -------------------   ----------
                             (IN MILLIONS)                                                 (IN MILLIONS)
Loan-to-value ratios:                                        Performance indicators:
Less than 65%...........        $ 9,896             89.1%    Performing..............           $ 1              100.0%
65% to 75%..............            829              7.5     Nonperforming...........            --                 --
                                                                                                ---              -----
76% to 80%..............             48              0.4       Total.................           $ 1              100.0%
                                                                                                ===              =====
Greater than 80%........            335              3.0
                                -------            -----
  Total.................        $11,108            100.0%
                                =======            =====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Past Due and Interest Accrual Status of Mortgage Loans. The Company has a high quality, well performing, mortgage loan portfolio with approximately 99% of all mortgage loans classified as performing.

     Past Due. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days past due; agricultural mortgage loans -- 90 days past due; and residential mortgage loans -- 60 days past due. The recorded investment in mortgage loans, prior to valuation allowances, past due according to these aging categories, was $51 million, $145 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans was $196 million and $120 million at December 31, 2010 and 2009, respectively.

     Accrual Status. Past Due 90 Days or More and Still Accruing Interest. The recorded investment in mortgage loans, prior to valuation allowances, that were past due 90 days or more and still accruing interest was $0, $9 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $9 million and $1 million at December 31, 2010 and 2009, respectively.

     Accrual Status. Mortgage Loans in Nonaccrual Status. The recorded investment in mortgage loans, prior to valuation allowances, that were in nonaccrual status was $6 million, $166 million and $0 for commercial, agricultural and residential mortgage loans, respectively, at December 31, 2010; and for all mortgage loans, was $172 million and $119 million at December 31, 2010 and 2009, respectively.

     Impaired Mortgage Loans. The unpaid principal balance, recorded investment, valuation allowances and carrying value, net of valuation allowances, for impaired mortgage loans, by portfolio segment, at December 31, 2010, and for all impaired mortgage loans at December 31, 2009, were as follows at:

                                                                 IMPAIRED MORTGAGE LOANS
                             ----------------------------------------------------------------------------------------------
                                                                                   LOANS WITHOUT
                                    LOANS WITH A VALUATION ALLOWANCE           A VALUATION ALLOWANCE    ALL IMPAIRED LOANS
                             ----------------------------------------------   ----------------------   --------------------
                               UNPAID                                           UNPAID                   UNPAID
                             PRINCIPAL    RECORDED     VALUATION   CARRYING   PRINCIPAL    RECORDED    PRINCIPAL   CARRYING
                              BALANCE    INVESTMENT   ALLOWANCES     VALUE     BALANCE    INVESTMENT    BALANCE      VALUE
                             ---------   ----------   ----------   --------   ---------   ----------   ---------   --------
                                                                       (IN MILLIONS)
AT DECEMBER 31, 2010:
  Commercial mortgage
     loans.................     $ 96        $ 96          $13        $ 83        $ 94        $ 82         $190       $165
  Agricultural mortgage
     loans.................      146         146           52          94         107         104          253        198
                                ----        ----          ---        ----        ----        ----         ----       ----
     Total.................     $242        $242          $65        $177        $201        $186         $443       $363
                                ====        ====          ===        ====        ====        ====         ====       ====
TOTAL MORTGAGE LOANS AT
  DECEMBER 31, 2009........     $249        $249          $86        $163        $ 89        $ 89         $338       $252
                                ====        ====          ===        ====        ====        ====         ====       ====



     Unpaid principal balance is generally prior to any charge-off.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The average investment in impaired mortgage loans, and the related interest income, by portfolio segment, for the year ended December 31, 2010 and for all mortgage loans for the years ended December 31, 2009 and 2008, respectively, was:

                                                             IMPAIRED MORTGAGE LOANS
                                                 -----------------------------------------------
                                                 AVERAGE INVESTMENT   INTEREST INCOME RECOGNIZED
                                                 ------------------   --------------------------
                                                                      CASH BASIS   ACCRUAL BASIS
                                                                      ----------   -------------
                                                                  (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
  Commercial mortgage loans....................         $126              $ 3           $ 1
  Agricultural mortgage loans..................          259                6             2
  Residential mortgage loans...................           --               --            --
                                                        ----              ---           ---
     Total.....................................         $385              $ 9           $ 3
                                                        ====              ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2009...........         $288              $ 5           $ 1
                                                        ====              ===           ===
FOR THE YEAR ENDED DECEMBER 31, 2008...........         $315              $11           $10
                                                        ====              ===           ===



  REAL ESTATE AND REAL ESTATE JOINT VENTURES

     Real estate investments by type consisted of the following:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Traditional........................................   $3,387     58.9%   $3,345     58.6%
Real estate joint ventures and funds...............    2,279     39.6     2,190     38.3
                                                      ------    -----    ------    -----
  Real estate and real estate joint ventures.......    5,666     98.5     5,535     96.9
Foreclosed.........................................       85      1.4       121      2.1
                                                      ------    -----    ------    -----
  Real estate held-for-investment..................    5,751     99.9     5,656     99.0
Real estate held-for-sale..........................        4      0.1        55      1.0
                                                      ------    -----    ------    -----
  Total real estate and real estate joint
     ventures......................................   $5,755    100.0%   $5,711    100.0%
                                                      ======    =====    ======    =====



     The Company classifies within traditional real estate its investment in income-producing real estate, which is comprised primarily of wholly-owned real estate and to a much lesser extent joint ventures with interests in single property income-producing real estate. The Company classifies within real estate joint ventures and funds, its investments in joint ventures with interests in multi-property projects with varying strategies ranging from the development of properties to the operation of income-producing properties; as well as its investments in real estate private equity funds. From time to time, the Company transfers investments from these joint ventures to traditional real estate, if the Company retains an interest in the joint venture after a completed property commences operations and the Company intends to retain an interest in the property.

     Properties acquired through foreclosure were $48 million and $121 million for the years ended December 31, 2010 and 2009, respectively, and includes commercial and agricultural properties. There were no properties acquired through foreclosure for the year ended December 31, 2008. After the Company acquires properties through foreclosure, it evaluates whether the property is appropriate for retention in its traditional real estate portfolio. Foreclosed real estate held at December 31, 2010 and 2009 includes those properties the Company has not

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


selected for retention in its traditional real estate portfolio and which do not meet the criteria to be classified as held-for-sale.

     The wholly-owned real estate within traditional real estate is net of accumulated depreciation of $1.5 billion and $1.4 billion at December 31, 2010 and 2009, respectively. Related depreciation expense on traditional wholly-owned real estate was $134 million, $120 million and $120 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include depreciation expense related to discontinued operations of less than $1 million for the year ended December 31, 2010, and $1 million for both the years ended December 31, 2009 and 2008.

     Impairments recognized on real estate held-for-investment were $27 million, $96 million and $20 million for the years ended December 31, 2010, 2009 and 2008, respectively. Impairments recognized on real estate held-for-sale were $1 million for the year ended December 31, 2010. There were no impairments recognized on real estate held-for-sale for each of the years ended December 31, 2009 and 2008. The Company's carrying value of real estate held-for-sale has been reduced by impairments recorded prior to 2009 of $1 million at both December 31, 2010 and 2009. The carrying value of non-income producing real estate was $94 million, $72 million and $27 million at December 31, 2010, 2009 and 2008, respectively.

     The Company diversifies its real estate investments by both geographic region and property type to reduce risk of concentration. The Company's real estate investments are primarily located in the United States, and at December 31, 2010, 22%, 15%, 11% and 11% were located in California, Florida, New York and Texas, respectively.

     The Company's real estate investments by property type are categorized as follows:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                  (IN MILLIONS)
Office.............................................   $2,772     48.2%   $2,770     48.5%
Apartments.........................................    1,439     25.0     1,366     23.9
Industrial.........................................      418      7.3       411      7.2
Real estate investment funds.......................      404      7.0       405      7.1
Retail.............................................      380      6.6       443      7.8
Hotel..............................................      216      3.7       190      3.3
Land...............................................       74      1.3        22      0.4
Agriculture........................................       17      0.3        46      0.8
Other..............................................       35      0.6        58      1.0
                                                      ------    -----    ------    -----
  Total real estate and real estate joint
     ventures......................................   $5,755    100.0%   $5,711    100.0%
                                                      ======    =====    ======    =====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that principally make private equity investments in companies in the United States and overseas) was $4.5 billion and $4.2 billion at December 31, 2010 and 2009, respectively. Included within other limited partnership interests were $604 million and $617 million at December 31, 2010 and 2009, respectively, of investments in hedge funds. Impairments of other limited partnership interests, principally cost method other limited partnership interests, were $2 million, $288 million and $99 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  COLLECTIVELY SIGNIFICANT EQUITY METHOD INVESTMENTS

     The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $5.8 billion as of December 31, 2010. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $1.7 billion as of December 31, 2010. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

     As further described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. As of December 31, 2010, aggregate net investment income from these equity method real estate joint ventures, real estate funds and other limited partnership interests exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations. Accordingly, the Company is providing the following aggregated summarized financial data for such equity method investments. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

     As of, and for the year ended December 31, 2010, the aggregated summarized financial data presented below reflects the latest available financial information. Aggregate total assets of these entities totaled $185.6 billion and $154.1 billion as of December 31, 2010 and 2009, respectively. Aggregate total liabilities of these entities totaled $30.6 billion and $28.7 billion as of December 31, 2010 and 2009, respectively. Aggregate net income (loss) of these entities totaled $16.5 billion, $22 billion and ($21.2) billion for the years ended December 31, 2010, 2009 and 2008, respectively. Aggregate net income
(loss) from real estate joint ventures, real estate funds and other limited partnership interests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

  OTHER INVESTED ASSETS

     The following table presents the carrying value of the Company's other invested assets by type at:

                                                                 DECEMBER 31,
                                                     -----------------------------------
                                                           2010               2009
                                                     ----------------   ----------------
                                                     CARRYING    % OF   CARRYING    % OF
                                                       VALUE    TOTAL     VALUE    TOTAL
                                                     --------   -----   --------   -----
                                                                (IN MILLIONS)
Freestanding derivatives with positive fair
  values...........................................   $3,311     42.3%   $2,415     35.5%
Leveraged leases, net of non-recourse debt.........    1,799     23.0     1,763     25.9
Loans to affiliates................................    1,415     18.1     1,628     23.9
Tax credit partnerships............................      835     10.7       683     10.0
Joint venture investments..........................       51      0.7        36      0.5
Funds withheld.....................................       31      0.4        38      0.6
Other..............................................      380      4.8       248      3.6
                                                      ------    -----    ------    -----
  Total............................................   $7,822    100.0%   $6,811    100.0%
                                                      ======    =====    ======    =====



     See Note 4 for information regarding the freestanding derivatives with positive estimated fair values. See the following section "Leveraged Leases" for the composition of leveraged leases. Loans to affiliates, some of which are regulated, are used by the affiliates to assist in meeting their capital requirements. Tax credit partnerships are established for the purpose of investing in low-income housing and other social causes, where the primary return on

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

investment is in the form of income tax credits, and are accounted for under the equity method or under the effective yield method. Joint venture investments are accounted for under the equity method and represent the Company's investment in insurance underwriting joint ventures in China. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements.

  Leveraged Leases

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                                    DECEMBER 31,
                                                                 -----------------
                                                                   2010      2009
                                                                 -------   -------
                                                                   (IN MILLIONS)
Rental receivables, net........................................  $ 1,783   $ 1,690
Estimated residual values......................................    1,136     1,225
                                                                 -------   -------
  Subtotal.....................................................    2,919     2,915
Unearned income................................................   (1,120)   (1,152)
                                                                 -------   -------
  Investment in leveraged leases...............................  $ 1,799   $ 1,763
                                                                 =======   =======



     The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years. For rental receivables, the Company's primary credit quality indicator is whether the rental receivable is performing or non-performing. The Company generally defines non-performing rental receivables as those that are 90 days or more past due. The determination of performing or non-performing status is assessed monthly. As of December 31, 2010, all of the rental receivables were performing.

     The Company's deferred income tax liability related to leveraged leases was $1.2 billion and $1.1 billion at December 31, 2010 and 2009, respectively.

     The components of income from investment in leveraged leases, excluding realized gains (losses), were as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Income from investment in leveraged leases (included in
  net investment income)..................................  $102      $ 92      $ 95
Less: Income tax expense on leveraged leases..............   (36)      (32)      (33)
                                                            ----      ----      ----
Net income from investment in leveraged leases............  $ 66      $ 60      $ 62
                                                            ====      ====      ====



  SHORT-TERM INVESTMENTS

     The carrying value of short-term investments, which includes investments with remaining maturities of one year or less, but greater than three months, at the time of purchase was $2.4 billion and $3.3 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within short-term investments, which were $1.4 billion and $2.5 billion at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH EQUIVALENTS

     The carrying value of cash equivalents, which includes investments with an original or remaining maturity of three months or less, at the time of purchase was $3.1 billion and $3.0 billion at December 31, 2010 and 2009, respectively. The Company is exposed to concentrations of credit risk related to securities of the U.S. government and certain U.S. government agencies included within cash equivalents, which were $2.5 billion and $2.3 billion at December 31, 2010 and 2009, respectively.

  PURCHASED CREDIT IMPAIRED INVESTMENTS

     Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition-date fair value is referred to as the accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI or the recognition of mortgage loan valuation allowances (see Note 1).

     The table below presents the purchased credit impaired fixed maturity securities held at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Outstanding principal and interest balance (1)..................        $1,163
Carrying value (2)..............................................        $  913


--------

   (1) Represents the contractually required payments which is the sum of contractual principal, whether or not currently due, and accrued interest.

   (2) Estimated fair value plus accrued interest.

     The following table presents information about purchased credit impaired fixed maturity securities, as of their respective acquisition dates at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Contractually required payments (including interest)............        $1,605
Cash flows expected to be collected (1).........................        $1,540
Fair value of investments acquired..............................        $  939


--------

   (1) Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents activity for the accretable yield on purchased credit impaired fixed maturity securities at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Accretable yield, January 1,....................................        $  --
  Investments purchased.........................................          601
  Accretion recognized in net investment income.................          (62)
  Reclassification (to) from nonaccretable difference...........         (103)
                                                                        -----
Accretable yield, December 31,..................................        $ 436
                                                                        =====



  VARIABLE INTEREST ENTITIES

     The Company holds investments in certain entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, consistent with the new guidance described in Note 1, is deemed to be the primary beneficiary or consolidator of the entity. The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated in the Company's financial statements at December 31, 2010 and 2009. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                     DECEMBER 31,
                                                     -------------------------------------------
                                                             2010                   2009
                                                     --------------------   --------------------
                                                      TOTAL      TOTAL       TOTAL      TOTAL
                                                     ASSETS   LIABILITIES   ASSETS   LIABILITIES
                                                     ------   -----------   ------   -----------
                                                                    (IN MILLIONS)
Consolidated securitization entities (1)...........   $243        $226       $ --        $--
Other limited partnership interests................    194          53        367         72
Other invested assets..............................    108           1         27          1
Real estate joint ventures.........................     20          17         22         17
                                                      ----        ----       ----        ---
  Total............................................   $565        $297       $416        $90
                                                      ====        ====       ====        ===



--------

   (1) As discussed in Note 1, upon the adoption of new guidance effective January 1, 2010, the Company consolidated former QSPEs that are structured as collateralized debt obligations. At December 31, 2010, these entities held total assets of $243 million, consisting of $201 million of FVO securities held by CSEs classified within trading and other securities, $39 million in cash and $3 million of accrued investment income. These entities had total liabilities of $226 million, consisting of $184 million of long-term debt and $42 million of other liabilities. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company or any of its subsidiaries or affiliates liable for any principal or interest shortfalls should any arise. The Company's exposure is limited to that of its remaining investment in the former QSPEs of less than $1 million at estimated fair value at December 31, 2010. The long-term debt referred to above bears interest at primarily variable rates, payable on a bi-annual basis, and is expected to be repaid over the next 4 years. Interest expense related to these obligations, included in other expenses, was $15 million for the year ended December 31, 2010.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds significant variable interests but is not the primary beneficiary and which have not been consolidated at:

                                                                   DECEMBER 31,
                                                 -----------------------------------------------
                                                          2010                     2009
                                                 ----------------------   ----------------------
                                                              MAXIMUM                  MAXIMUM
                                                 CARRYING     EXPOSURE    CARRYING     EXPOSURE
                                                  AMOUNT    TO LOSS (1)    AMOUNT    TO LOSS (1)
                                                 --------   -----------   --------   -----------
                                                                 (IN MILLIONS)
Fixed maturity securities available-for-sale:
  RMBS (2).....................................   $29,904     $29,904      $   --       $   --
  CMBS (2).....................................     9,701       9,701          --           --
  ABS (2)......................................     7,218       7,218          --           --
  U.S. corporate securities....................     1,283       1,283         809          809
  Foreign corporate securities.................     1,058       1,058         733          733
Other limited partnership interests............     2,583       3,281       1,908        2,170
Other invested assets..........................       514         694         394          387
Real estate joint ventures.....................        24          69          --           --
                                                  -------     -------      ------       ------
     Total.....................................   $52,285     $53,208      $3,844       $4,099
                                                  =======     =======      ======       ======



--------

   (1) The maximum exposure to loss relating to the fixed maturity securities available-for-sale is equal to the carrying amounts or carrying amounts of retained interests. The maximum exposure to loss relating to the other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by a creditworthy third-party. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by third parties of $225 million and $226 million at December 31, 2010 and 2009, respectively.

   (2) As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 which eliminated the concept of a QSPE. As a result, the Company concluded it held variable interests in RMBS, CMBS and ABS. For these interests, the Company's involvement is limited to that of a passive investor.

     As described in Note 13, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2010, 2009 and 2008.

  RELATED PARTY INVESTMENT TRANSACTIONS

     At December 31, 2010 and 2009, the Company held $445 million and $717 million, respectively, in the Metropolitan Money Market Pool, an affiliated partnership, which are included in short-term investments. Net investment income
(loss) from this investment was ($1) million, $1 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     The MetLife Intermediate Income Pool ("MIIP") is a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by and consolidated into the accounts of the Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool and is included in the Company's noncontrolling interests in the consolidated balance sheets. The affiliated companies' ownership interests in the pooled investments held by

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the MIIP were less than $1 million and $118 million at December 31, 2010 and 2009, respectively. Net investment income (loss) allocated to affiliates from the MIIP was ($3) million, $1 million and $3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, were as follows:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                              2010    2009    2008
                                                              ----   ------   ----
                                                                  (IN MILLIONS)
Estimated fair value of invested assets transferred to
  affiliates................................................  $444   $   --   $230
Amortized cost of invested assets transferred to
  affiliates................................................  $431   $   --   $220
Net investment gains (losses) recognized on invested assets
  transferred to affiliates.................................  $ 13   $   --   $ 10
Estimated fair value of assets transferred from affiliates..  $582   $1,019   $ 57


     During the year ended December 31, 2009, the Company issued loans to Exeter Reassurance Company Ltd. ("Exeter"), an affiliate, which were included in other invested assets. The loans outstanding were $1.0 billion at both December 31, 2010 and 2009. The loans are due as follows: $500 million on June 30, 2014, $250 million on September 30, 2012 and $250 million on September 30, 2016, and these amounts bear interest, payable semi-annually, at 6.44%, 5.33% and 7.44%, respectively. Both principal and interest payments have been guaranteed by MetLife, Inc. Net investment income from this investment was $64 million and $28 million for the years ended December 31, 2010 and 2009, respectively.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS

     See Note 1 for a description of the Company's accounting policies for derivative financial instruments.

     See Note 5 for information about the fair value hierarchy for derivatives.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PRIMARY RISKS MANAGED BY DERIVATIVE FINANCIAL INSTRUMENTS AND NON-DERIVATIVE FINANCIAL INSTRUMENTS

     The Company is exposed to various risks relating to its ongoing business operations, including interest rate risk, foreign currency risk, credit risk and equity market risk. The Company uses a variety of strategies to manage these risks, including the use of derivative instruments. The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivative financial instruments, excluding embedded derivatives, held at:

                                                                             DECEMBER 31,
                                                     ------------------------------------------------------------
                                                                  2010                           2009
                                                     -----------------------------  -----------------------------
                                                                  ESTIMATED FAIR                 ESTIMATED FAIR
                                                                    VALUE (1)                      VALUE (1)
PRIMARY UNDERLYING                                   NOTIONAL  -------------------  NOTIONAL  -------------------
RISK EXPOSURE               INSTRUMENT TYPE           AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------  -------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                             (IN MILLIONS)
Interest rate       Interest rate swaps............  $ 25,614  $1,477     $  870     $18,630  $  804     $  696
                    Interest rate floors...........    13,290     460          4      12,115     339          2
                    Interest rate caps.............    27,253     145         --      23,406     255         --
                    Interest rate futures..........     1,246       7         --       1,186      --          5
                    Interest rate options..........     5,680     107         23       3,750     114         57
                    Interest rate forwards.........       445      --         36          --      --         --
                    Synthetic GICs.................     4,397      --         --       4,352      --         --
Foreign currency    Foreign currency swaps.........    13,558   1,024        901      12,706     821      1,058
                    Foreign currency forwards......     2,050      17         16       1,466      16          5
Credit              Credit default swaps...........     6,792      72         79       5,656      61         99
                    Credit forwards................        90       2          3         130       2          2
Equity market       Equity futures.................         7      --         --          --      --         --
                    Equity options.................       176      --         --          85       3         --
                    Total rate of return swaps.....        --      --         --         250      --         47
                                                     --------  ------     ------     -------  ------     ------
                      Total........................  $100,598  $3,311     $1,932     $83,732  $2,415     $1,971
                                                     ========  ======     ======     =======  ======     ======



--------

   (1) The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the gross notional amount of derivative financial instruments by maturity at December 31, 2010:

                                                              REMAINING LIFE
                                    -----------------------------------------------------------------
                                                                    AFTER FIVE
                                                  AFTER ONE YEAR      YEARS
                                    ONE YEAR OR    THROUGH FIVE    THROUGH TEN   AFTER TEN
                                        LESS           YEARS          YEARS        YEARS       TOTAL
                                    -----------   --------------   -----------   ---------   --------
                                                              (IN MILLIONS)
Interest rate swaps...............    $ 3,584         $10,252        $ 4,153      $ 7,625    $ 25,614
Interest rate floors..............         --           7,540          2,250        3,500      13,290
Interest rate caps................      3,250          22,606          1,397           --      27,253
Interest rate futures.............      1,246              --             --           --       1,246
Interest rate options.............         28           4,227          1,425           --       5,680
Interest rate forwards............        100             275             70           --         445
Synthetic GICs....................      4,397              --             --           --       4,397
Foreign currency swaps............      2,310           4,775          4,923        1,550      13,558
Foreign currency forwards.........      1,944              24             20           62       2,050
Credit default swaps..............         98           6,057            637           --       6,792
Credit forwards...................         90              --             --           --          90
Equity futures....................          7              --             --           --           7
Equity options....................        176              --             --           --         176
Total rate of return swaps........         --              --             --           --          --
                                      -------         -------        -------      -------    --------
  Total...........................    $17,230         $55,756        $14,875      $12,737    $100,598
                                      =======         =======        =======      =======    ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table. The Company utilizes basis swaps in non-qualifying hedging relationships.

     Inflation swaps are used as an economic hedge to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are included in interest rate swaps in the preceding table. The Company utilizes inflation swaps in non-qualifying hedging relationships.

     Implied volatility swaps are used by the Company primarily as economic hedges of interest rate risk associated with the Company's investments in mortgage-backed securities. In an implied volatility swap, the Company exchanges fixed payments for floating payments that are linked to certain market volatility measures. If implied volatility rises, the floating payments that the Company receives will increase, and if implied volatility falls, the floating payments that the Company receives will decrease. Implied volatility swaps are included in interest rate swaps in the preceding table. The Company utilizes implied volatility swaps in non-qualifying hedging relationships.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

     In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. Swaptions are included in interest rate options in the preceding table. The Company utilizes swaptions in non-qualifying hedging relationships.

     The Company writes covered call options on its portfolio of U.S. Treasuries as an income generation strategy. In a covered call transaction, the Company receives a premium at the inception of the contract in exchange for giving the derivative counterparty the right to purchase the referenced security from the Company at a predetermined price. The call option is "covered" because the Company owns the referenced security over the term of the option. Covered call options are included in interest rate options in the preceding table. The Company utilizes covered call options in non-qualifying hedging relationships.

     The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow and non-qualifying hedging relationships.

     A synthetic GIC is a contract that simulates the performance of a traditional guaranteed interest contract through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium. Synthetic GICs are not designated as hedging instruments.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow, net investment in foreign operations and non-qualifying hedging relationships.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date. The Company utilizes foreign currency forwards in net investment in foreign operations and non-qualifying hedging relationships.

     The Company uses certain of its foreign currency denominated funding agreements to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. Such contracts are included in non-derivative hedging instruments in the hedges of net investments in foreign operations table.

     Swap spreadlocks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spreadlocks are forward transactions between two parties whose underlying reference index is a forward starting interest rate swap where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. The Company utilizes swap spreadlocks in non-qualifying hedging relationships.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to hedge credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. The Company utilizes credit default swaps in non-qualifying hedging relationships.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

     The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

     In exchange-traded equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. The Company utilizes exchange-traded equity futures in non-qualifying hedging relationships.

     Equity index options are used by the Company to hedge certain invested assets against adverse changes in equity indices. In an equity index option transaction, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. Equity index options are included in equity options in the preceding table. The Company utilizes equity index options in non-qualifying hedging relationships.

     Equity variance swaps are used by the Company primarily as a macro hedge on certain invested assets. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in equity volatility over a defined period. The Company utilizes equity variance swaps in non-qualifying hedging relationships.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and the London Inter-Bank Offer Rate ("LIBOR"), calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. The Company uses TRRs to hedge its equity market guarantees in certain of its insurance products. TRRs can be used as hedges or to synthetically create investments. The Company utilizes TRRs in non-qualifying hedging relationships.

  HEDGING

     The following table presents the gross notional amount and estimated fair value of derivatives designated as hedging instruments by type of hedge designation at:

                                                                DECEMBER 31,
                                     -----------------------------------------------------------------
                                                   2010                              2009
                                     -------------------------------   -------------------------------
                                                      ESTIMATED                         ESTIMATED
                                                     FAIR VALUE                        FAIR VALUE
DERIVATIVES DESIGNATED AS HEDGING    NOTIONAL   --------------------   NOTIONAL   --------------------
INSTRUMENTS                          AMOUNT     ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
-----------------------------------  --------   ------   -----------   --------   ------   -----------
                                                              (IN MILLIONS)
Fair Value Hedges:
  Foreign currency swaps...........   $ 3,737   $  572       $126       $ 3,958   $  484       $117
  Interest rate swaps..............     4,795      811        154         4,472      488         70
                                      -------   ------       ----       -------   ------       ----
     Subtotal......................     8,532    1,383        280         8,430      972        187
                                      -------   ------       ----       -------   ------       ----
Cash Flow Hedges:
  Foreign currency swaps...........     4,487      193        212         3,181      109        251
  Interest rate swaps..............     2,602       95         71         1,740       --         48
  Interest rate forwards...........       445       --         36            --       --         --
  Credit forwards..................        90        2          3           130        2          2
                                      -------   ------       ----       -------   ------       ----
     Subtotal......................     7,624      290        322         5,051      111        301
                                      -------   ------       ----       -------   ------       ----
       Total Qualifying Hedges.....   $16,156   $1,673       $602       $13,481   $1,083       $488
                                      =======   ======       ====       =======   ======       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the gross notional amount and estimated fair value of derivatives that were not designated or do not qualify as hedging instruments by derivative type at:

                                                                    DECEMBER 31,
                                            ------------------------------------------------------------
                                                         2010                           2009
                                            -----------------------------  -----------------------------
                                                           ESTIMATED                      ESTIMATED
                                                           FAIR VALUE                     FAIR VALUE
DERIVATIVES NOT DESIGNATED OR NOT           NOTIONAL  -------------------  NOTIONAL  -------------------
QUALIFYING AS HEDGING INSTRUMENTS            AMOUNT   ASSETS  LIABILITIES   AMOUNT   ASSETS  LIABILITIES
------------------------------------------  --------  ------  -----------  --------  ------  -----------
                                                                  (IN MILLIONS)
Interest rate swaps.......................   $18,217  $  571     $  645     $12,418  $  316     $  578
Interest rate floors......................    13,290     460          4      12,115     339          2
Interest rate caps........................    27,253     145         --      23,406     255         --
Interest rate futures.....................     1,246       7         --       1,186      --          5
Interest rate options.....................     5,680     107         23       3,750     114         57
Synthetic GICs............................     4,397      --         --       4,352      --         --
Foreign currency swaps....................     5,334     259        563       5,567     228        690
Foreign currency forwards.................     2,050      17         16       1,466      16          5
Credit default swaps......................     6,792      72         79       5,656      61         99
Equity futures............................         7      --         --          --      --         --
Equity options............................       176      --         --          85       3         --
Total rate of return swaps................        --      --         --         250      --         47
                                             -------  ------     ------     -------  ------     ------
  Total non-designated or non-qualifying
     derivatives..........................   $84,442  $1,638     $1,330     $70,251  $1,332     $1,483
                                             =======  ======     ======     =======  ======     ======



  NET DERIVATIVE GAINS (LOSSES)

     The components of net derivative gains (losses) were as follows:

                                                             YEARS ENDED DECEMBER,
                                                                      31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Derivatives and hedging gains (losses) (1)...............  $ 353   $(2,842)  $3,257
Embedded derivatives.....................................   (619)   (1,586)   1,744
                                                           -----   -------   ------
  Total net derivative gains (losses)....................  $(266)  $(4,428)  $5,001
                                                           =====   =======   ======



--------

   (1) Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedge relationships, which are not presented elsewhere in this note.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the settlement payments recorded in income for the:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                             ----------------------
                                                             2010     2009     2008
                                                             ----     ----     ----
                                                                  (IN MILLIONS)
Qualifying hedges:
  Net investment income....................................  $ 82     $ 51     $ 21
  Interest credited to policyholder account balances.......   196      180       99
Non-qualifying hedges:
  Net investment income....................................    (4)      (3)      (1)
  Net derivative gains (losses)............................    53      (51)     (38)
                                                             ----     ----     ----
     Total.................................................  $327     $177     $ 81
                                                             ====     ====     ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) interest rate swaps to convert fixed rate liabilities to floating rate liabilities; and (iii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

     The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table represents the amount of such net derivative gains (losses) recognized for the years ended December 31, 2010, 2009 and 2008:

                                                                                         NET        NET DERIVATIVE
                                                                                      DERIVATIVE    GAINS (LOSSES)  INEFFECTIVENESS
DERIVATIVES IN FAIR                                                                 GAINS (LOSSES)    RECOGNIZED     RECOGNIZED IN
VALUE                                    HEDGED ITEMS IN FAIR VALUE                   RECOGNIZED      FOR HEDGED     NET DERIVATIVE
HEDGING RELATIONSHIPS                      HEDGING RELATIONSHIPS                   FOR DERIVATIVES       ITEMS       GAINS (LOSSES)
------------------------  -------------------------------------------------------  ---------------  --------------  ---------------
                                                                                                     (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps:      Fixed maturity securities..............................       $ (13)           $  15            $ 2
                          Policyholder account balances (1)......................         153             (150)             3
Foreign currency swaps:   Foreign-denominated fixed maturity securities..........          13              (13)            --
                          Foreign-denominated policyholder account balances (2)..          47              (34)            13
                                                                                        -----            -----            ---
     Total.......................................................................       $ 200            $(182)           $18
                                                                                        =====            =====            ===

FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps:      Fixed maturity securities..............................       $  42            $ (35)           $ 7
                          Policyholder account balances (1)......................        (956)             947             (9)
Foreign currency swaps:   Foreign-denominated fixed maturity securities..........         (13)              10             (3)
                          Foreign-denominated policyholder account balances (2)..         351             (332)            19
                                                                                        -----            -----            ---
     Total.......................................................................       $(576)           $ 590            $14
                                                                                        =====            =====            ===

FOR THE YEAR ENDED DECEMBER 31, 2008.............................................       $ 336            $(337)           $(1)
                                                                                        =====            =====            ===



--------

   (1) Fixed rate liabilities

   (2) Fixed rate or floating rate liabilities

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; (iv) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (v) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

     For the years ended December 31, 2010 and 2009, the Company recognized $2 million and ($3) million, respectively, of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2008, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or within two months of that date. The net amounts reclassified into net derivative gains (losses) for the years ended December 31, 2010, 2009 and 2008 related to such discontinued cash flow hedges were gains (losses) of $9 million, ($7) million and ($12) million, respectively. At December 31, 2010 and 2009, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and five years, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the year ended December 31, 2008.

     The following table presents the components of accumulated other comprehensive income (loss), before income tax, related to cash flow hedges:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                              2010    2009    2008
                                                              ----   -----   -----
                                                                  (IN MILLIONS)
Accumulated other comprehensive income (loss), balance at
  January 1,................................................  $(92)  $ 137   $(262)
Gains (losses) deferred in other comprehensive income (loss)
  on the effective portion of cash flow hedges..............   134    (327)    483
Amounts reclassified to net derivative gains (losses).......    46      93     (93)
Amounts reclassified to net investment income...............     3       7       9
Amounts reclassified to other expenses......................    (1)     --      --
Amortization of transition adjustment.......................    --      (2)     --
                                                              ----   -----   -----
Accumulated other comprehensive income (loss), balance at
  December 31,..............................................  $ 90   $ (92)  $ 137
                                                              ====   =====   =====



     At December 31, 2010, $6 million of deferred net gains on derivatives in accumulated other comprehensive income (loss) was expected to be reclassified to earnings within the next 12 months.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                                                          AMOUNT AND LOCATION
                                                           OF GAINS (LOSSES)
                                                           RECLASSIFIED FROM
                                                           ACCUMULATED OTHER
                                AMOUNT OF GAINS              COMPREHENSIVE
                               (LOSSES) DEFERRED       INCOME (LOSS) INTO INCOME
                              IN ACCUMULATED OTHER              (LOSS)                  AMOUNT AND LOCATION
                              COMPREHENSIVE INCOME  ------------------------------       OF GAINS (LOSSES)
                             (LOSS) ON DERIVATIVES                                  RECOGNIZED IN INCOME (LOSS)
                             ---------------------                                         ON DERIVATIVES
                              (EFFECTIVE PORTION)         (EFFECTIVE PORTION)       ---------------------------
                             ---------------------  ------------------------------    (INEFFECTIVE PORTION AND
                                                       NET                              AMOUNT EXCLUDED FROM
                                                     DERIVA-      NET                  EFFECTIVENESS TESTING)
                                                       TIVE     INVEST-             ---------------------------
DERIVATIVES IN CASH FLOW                              GAINS       MENT      OTHER          NET DERIVATIVE
HEDGING RELATIONSHIPS                                (LOSSES)    INCOME   EXPENSES         GAINS (LOSSES)
---------------------------                         ---------  ---------  --------  ---------------------------
                                                                (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER
  31, 2010:
  Interest rate swaps......          $  90            $  --       $--        $ 1                $ 3
  Foreign currency swaps...             74              (56)       (6)        --                 --
  Interest rate forwards...            (35)              10         3         --                 (1)
  Credit forwards..........              5               --        --         --                 --
                                     -----            -----       ---        ---                ---
     Total.................          $ 134            $ (46)      $(3)       $ 1                $ 2
                                     =====            =====       ===        ===                ===
FOR THE YEAR ENDED DECEMBER
  31, 2009:
  Interest rate swaps......          $ (47)           $  --       $--        $--                $(2)
  Foreign currency swaps...           (409)            (159)       (5)        --                 (1)
  Interest rate forwards...            130               66        --         --                 --
  Credit forwards..........             (1)              --        --         --                 --
                                     -----            -----       ---        ---                ---
     Total.................          $(327)           $ (93)      $(5)       $--                $(3)
                                     =====            =====       ===        ===                ===
FOR THE YEAR ENDED DECEMBER
  31, 2008:
  Foreign currency swaps...          $ 483            $  93       $(9)       $--                $--
                                     =====            =====       ===        ===                ===



  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses foreign exchange contracts, which may include foreign currency swaps, forwards and options, to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on these contracts based upon the change in forward rates. In addition, the Company may also use non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on non-derivative financial instruments based upon the change in spot rates.

     When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income (loss) are reclassified to the consolidated statements of operations, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the effects of derivatives and non-derivative financial instruments in net investment hedging relationships in the consolidated statements of operations and the consolidated statements of equity for the years ended December 31, 2010, 2009 and 2008:

                                                                            AMOUNT AND LOCATION OF
                                                                                GAINS (LOSSES)
                                                                                 RECLASSIFIED
                                                                            FROM ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME
                                                                                 (LOSS) INTO
                                           AMOUNT OF GAINS (LOSSES)        INCOME (LOSS) (EFFECTIVE
                                            DEFERRED IN ACCUMULATED                PORTION)
                                          OTHER COMPREHENSIVE INCOME      -------------------------
                                                    (LOSS)                   NET INVESTMENT GAINS
                                              (EFFECTIVE PORTION)                  (LOSSES)
DERIVATIVES AND NON-DERIVATIVE            --------------------------      -------------------------
HEDGING INSTRUMENTS IN NET                 YEARS ENDED DECEMBER 31,        YEARS ENDED DECEMBER 31,
INVESTMENT                                --------------------------      -------------------------
HEDGING RELATIONSHIPS (1), (2)            2010       2009       2008      2010       2009      2008
------------------------------            ----       ----       ----      ----      -----      ----
                                                                (IN MILLIONS)
Foreign currency forwards...........       $--       $ --       $ --       $--      $ (59)      $--
Foreign currency swaps..............        --        (18)        76        --        (63)       --
Non-derivative hedging instruments..        --        (37)        81        --        (11)       --
                                           ---       ----       ----       ---      -----       ---
  Total.............................       $--       $(55)      $157       $--      $(133)      $--
                                           ===       ====       ====       ===      =====       ===



--------

   (1) During the years ended December 31, 2010 and 2008, there were no sales or substantial liquidations of net investments in foreign operations that would have required the reclassification of gains or losses from accumulated other comprehensive income (loss) into earnings. During the year ended December 31, 2009, the Company substantially liquidated, through assumption reinsurance (see Note 2), the portion of its Canadian operations that was being hedged in a net investment hedging relationship. As a result, the Company reclassified losses of $133 million from accumulated other comprehensive income (loss) into earnings.

   (2) There was no ineffectiveness recognized for the Company's hedges of net investments in foreign operations.

     At December 31, 2010 and 2009, there was no cumulative foreign currency translation gain (loss) recorded in accumulated other comprehensive income
(loss) related to hedges of net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting or for purposes other than hedging: (i) interest rate swaps, implied volatility swaps, caps and floors and interest rate futures to economically hedge its exposure to interest rates; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to economically hedge exposure to adverse movements in credit; (iv) equity futures to economically hedge liabilities; (v) swap spreadlocks to economically hedge invested assets against the risk of changes in credit spreads; (vi) interest rate forwards to buy and sell securities to economically hedge its exposure to interest rates; (vii) credit default swaps and TRRs to synthetically create investments; (viii) basis swaps to better match the cash flows of assets and related liabilities; (ix) credit default swaps held in relation to trading portfolios; (x) swaptions to hedge interest rate risk; (xi) inflation swaps to reduce risk generated from inflation-indexed liabilities; (xii) covered call options for income generation;
(xiii) synthetic GICs; (xiv) equity options to economically hedge certain invested assets against adverse changes in equity indices; and (xv) equity variance swaps as a macro hedge on certain invested assets.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                   NET            NET
                                                               DERIVATIVE     INVESTMENT
                                                             GAINS (LOSSES)   INCOME (1)
                                                             --------------   ----------
                                                                    (IN MILLIONS)
FOR THE YEAR ENDED DECEMBER 31, 2010:
Interest rate swaps........................................      $    74         $ --
Interest rate floors.......................................           95           --
Interest rate caps.........................................         (165)          --
Interest rate futures......................................          108           --
Foreign currency swaps.....................................          118           --
Foreign currency forwards..................................          (12)          --
Equity options.............................................           (2)         (17)
Interest rate options......................................           30           --
Interest rate forwards.....................................            7           --
Credit default swaps.......................................           28           (2)
Total rate of return swaps.................................           15           --
                                                                 -------         ----
  Total....................................................      $   296         $(19)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate swaps........................................      $  (880)        $ --
Interest rate floors.......................................         (514)          --
Interest rate caps.........................................           27           --
Interest rate futures......................................         (155)          --
Foreign currency swaps.....................................         (584)          --
Foreign currency forwards..................................         (151)          --
Equity options.............................................            2           (2)
Interest rate options......................................         (379)          --
Interest rate forwards.....................................           (7)          --
Swap spreadlocks...........................................          (38)          --
Credit default swaps.......................................         (195)         (11)
Total rate of return swaps.................................           63           --
                                                                 -------         ----
  Total....................................................      $(2,811)        $(13)
                                                                 =======         ====
FOR THE YEAR ENDED DECEMBER 31, 2008.......................      $ 3,470         $ 54
                                                                 =======         ====



--------

   (1) Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

  CREDIT DERIVATIVES

     In connection with synthetically created investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


hedging table. If a credit event occurs, as defined by the contract, generally the contract will require the Company to pay the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $4,153 million and $2,584 million at December 31, 2010 and 2009, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2010 and 2009, the Company would have received $49 million and $44 million, respectively, to terminate all of these contracts.

     The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2010 and 2009:

                                                                          DECEMBER 31,
                                     -------------------------------------------------------------------------------------
                                                         2010                                       2009
                                     -------------------------------------------  ----------------------------------------
                                                     MAXIMUM                                      MAXIMUM
                                      ESTIMATED      AMOUNT                        ESTIMATED     AMOUNT OF
                                     FAIR VALUE     OF FUTURE        WEIGHTED     FAIR VALUE      FUTURE        WEIGHTED
RATING AGENCY DESIGNATION OF          OF CREDIT  PAYMENTS UNDER      AVERAGE       OF CREDIT  PAYMENTS UNDER     AVERAGE
REFERENCED                             DEFAULT   CREDIT DEFAULT       YEARS         DEFAULT   CREDIT DEFAULT    YEARS TO
CREDIT OBLIGATIONS (1)                  SWAPS       SWAPS (2)    TO MATURITY (3)     SWAPS       SWAPS (2)    MATURITY (3)
-----------------------------------  ----------  --------------  ---------------  ----------  --------------  ------------
                                                                         (IN MILLIONS)
AAA/AA/A
Single name credit default swaps
  (corporate)......................      $ 4         $  423            3.9            $ 4         $  148           4.3
Credit default swaps referencing
  indices..........................       34          2,247            3.7             38          2,201           3.5
                                         ---         ------                           ---         ------
  Subtotal.........................       38          2,670            3.7             42          2,349           3.5
                                         ---         ------                           ---         ------
BAA
Single name credit default swaps
  (corporate)......................        5            730            4.4              2            190           4.9
Credit default swaps referencing
  indices..........................        6            728            5.0             --             --            --
                                         ---         ------                           ---         ------
  Subtotal.........................       11          1,458            4.7              2            190           4.9
                                         ---         ------                           ---         ------
BA
Single name credit default swaps
  (corporate)......................       --             25            4.4             --             25           5.0
Credit default swaps referencing
  indices..........................       --             --             --             --             --            --
                                         ---         ------                           ---         ------
  Subtotal.........................       --             25            4.4             --             25           5.0
                                         ---         ------                           ---         ------
B
Single name credit default swaps
  (corporate)......................       --             --             --             --             --            --
Credit default swaps referencing
  indices..........................       --             --             --             --             20           5.0
                                         ---         ------                           ---         ------
  Subtotal.........................       --             --             --             --             20           5.0
                                         ---         ------                           ---         ------
     Total.........................      $49         $4,153            4.1            $44         $2,584           3.6
                                         ===         ======                           ===         ======



--------

   (1) The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's, S&P and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

   (2) Assumes the value of the referenced credit obligations is zero.

   (3) The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

     The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $4,153 million and $2,584 million from the table above were $120 million and $21 million at December 31, 2010 and 2009, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CREDIT RISK ON FREESTANDING DERIVATIVES

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments. See Note 5 for a description of the impact of credit risk on the valuation of derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. At December 31, 2010 and 2009, the Company was obligated to return cash collateral under its control of $1,033 million and $782 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2010 and 2009, the Company had also accepted collateral consisting of various securities with a fair market value of $501 million and $123 million, respectively, which were held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but at December 31, 2010, none of the collateral had been sold or repledged.

     The Company's collateral arrangements for its over-the-counter derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivative instruments contain provisions that require the Company to maintain a specific investment grade credit rating from at least one of the major credit rating agencies. If the Company's credit ratings were to fall below that specific investment grade credit rating, it would be in violation of these provisions, and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments that are in a net liability position after considering the effect of netting agreements.

     The following table presents the estimated fair value of the Company's over-the-counter derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

-----------------------------------------------------------------------------------------------------------------------
                                                      ESTIMATED FAIR VALUE OF     FAIR VALUE OF INCREMENTAL COLLATERAL
                                                        COLLATERAL PROVIDED:                 PROVIDED UPON:
                                                     -------------------------   --------------------------------------
                                                                                                  DOWNGRADE IN THE
                                                                                 ONE NOTCH     COMPANY'S CREDIT RATING
                                                                                 DOWNGRADE    TO A LEVEL THAT TRIGGERS
                                     ESTIMATED                                     IN THE          FULL OVERNIGHT
                                 FAIR VALUE (1) OF                               COMPANY'S      COLLATERALIZATION OR
                                DERIVATIVES IN NET   FIXED MATURITY                CREDIT            TERMINATION
                                LIABILITY POSITION   SECURITIES (2)   CASH (3)     RATING    OF THE DERIVATIVE POSITION
                                ------------------   --------------   --------   ---------   --------------------------
                                                                     (IN MILLIONS)
DECEMBER 31, 2010:
Derivatives subject to credit-
  contingent provisions.......         $243               $120           $--        $35                 $110
Derivatives not subject to
  credit-contingent
  provisions..................            1                 --             1         --                   --
                                       ----               ----           ---        ---                 ----
  Total.......................         $244               $120           $ 1        $35                 $110
                                       ====               ====           ===        ===                 ====
DECEMBER 31, 2009:
Derivatives subject to credit-
  contingent provisions.......         $342               $230           $--        $45                 $132
Derivatives not subject to
  credit-contingent
  provisions..................           47                 42            --         --                   --
                                       ----               ----           ---        ---                 ----
  Total.......................         $389               $272           $--        $45                 $132
                                       ====               ====           ===        ===                 ====



--------

   (1) After taking into consideration the existence of netting agreements.

   (2) Included in fixed maturity securities in the consolidated balance sheets. The counterparties are permitted by contract to sell or repledge this collateral.

   (3) Included in premiums, reinsurance and other receivables in the consolidated balance sheets.

     Without considering the effect of netting agreements, the estimated fair value of the Company's over-the-counter derivatives with credit-contingent provisions that were in a gross liability position at December 31, 2010 was $334 million. At December 31, 2010, the Company provided securities collateral of $120 million in connection with these derivatives. In the unlikely event that both: (i) the Company's credit rating was downgraded to a level that triggers full overnight collateralization or termination of all derivative positions; and
(ii) the Company's netting agreements were deemed to be legally unenforceable, then the additional collateral that the Company would be required to provide to its counterparties in connection with its derivatives in a gross liability position at December 31, 2010 would be $214 million. This amount does not consider gross derivative assets of $91 million for which the Company has the contractual right of offset.

     The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2010 and 2009, the Company did not pledge any securities collateral for exchange-traded futures. At December 31, 2010 and 2009, the Company provided cash collateral for exchange-traded futures of $21 million and $18 million, respectively, which is included in premiums, reinsurance and other receivables.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance contracts of guaranteed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; and funding agreements with equity or bond indexed crediting rates.

     The following table presents the estimated fair value of the Company's embedded derivatives at:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...............................  $295   $263
  Options embedded in debt or equity securities...................   (24)   (15)
                                                                    ----   ----
     Net embedded derivatives within asset host contracts.........  $271   $248
                                                                    ====   ====
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..............................  $(77)  $(35)
  Funds withheld on ceded reinsurance.............................   754    132
  Other...........................................................    11    (26)
                                                                    ----   ----
     Net embedded derivatives within liability host contracts.....  $688   $ 71
                                                                    ====   ====



     The following table presents changes in estimated fair value related to embedded derivatives:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Net derivative gains (losses) (1),(2)....................  $(619)  $(1,586)  $1,744


--------

   (1) The valuation of direct guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of ($43) million, ($380) million and $442 million, for the years ended December 31, 2010, 2009 and 2008, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes an adjustment for nonperformance risk. Included in net derivative gains (losses), in connection with this adjustment, were gains (losses) of $82 million, $624 million and ($747) million, for the years ended December 31, 2010, 2009 and 2008, respectively. Net derivative gains (losses) for the year ended December 31, 2010 included a gain of $121 million relating to a refinement for estimating nonperformance risk in fair value measurements implemented at June 30, 2010. See Note 5.

   (2) See Note 9 for discussion of affiliated net derivative gains (losses) included in the table above.

5.  FAIR VALUE

     Considerable judgment is often required in interpreting market data to develop estimates of fair value and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE

  RECURRING FAIR VALUE MEASUREMENTS

     The assets and liabilities measured at estimated fair value on a recurring basis, including those items for which the Company has elected the FVO, were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                    DECEMBER 31, 2010
                                            -----------------------------------------------------------------
                                                     FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                            -----------------------------------------------------------------
                                             QUOTED PRICES IN
                                            ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                             IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                              AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                                 (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                            ------------------   -----------------   ------------   ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............        $    --             $ 48,064          $ 5,063      $ 53,127
  Foreign corporate securities............             --               27,771            2,796        30,567
  RMBS....................................            274               28,420            1,210        29,904
  U.S. Treasury, agency and government
     guaranteed securities................          7,728               13,205               44        20,977
  CMBS....................................             --                9,540              161         9,701
  ABS.....................................             --                4,929            2,289         7,218
  State and political subdivision
     securities...........................             --                4,583                1         4,584
  Foreign government securities...........             --                3,286              171         3,457
                                                  -------             --------          -------      --------
     Total fixed maturity securities......          8,002              139,798           11,735       159,535
                                                  -------             --------          -------      --------
Equity securities:
  Common stock............................            176                  717               79           972
  Non-redeemable preferred stock..........             --                  216              633           849
                                                  -------             --------          -------      --------
     Total equity securities..............            176                  933              712         1,821
                                                  -------             --------          -------      --------
Trading and other securities:
  Actively Traded Securities..............             --                  453               10           463
  FVO general account securities..........             --                   21               50            71
  FVO securities held by consolidated
     securitization entities..............             --                  201               --           201
                                                  -------             --------          -------      --------
     Total trading and other securities...             --                  675               60           735
Short-term investments (1)................          1,001                  845              379         2,225
Derivative assets: (2)
  Interest rate contracts.................              7                2,175               14         2,196
  Foreign currency contracts..............             --                  995               46         1,041
  Credit contracts........................             --                   35               39            74
                                                  -------             --------          -------      --------
     Total derivative assets..............              7                3,205               99         3,311
Net embedded derivatives within asset host
  contracts (3)...........................             --                   --              295           295
Separate account assets (4)...............         19,550               76,770            1,509        97,829
                                                  -------             --------          -------      --------
     Total assets.........................        $28,736             $222,226          $14,789      $265,751
                                                  =======             ========          =======      ========
LIABILITIES
Derivative liabilities: (2)
  Interest rate contracts.................        $    --             $    896          $    37      $    933
  Foreign currency contracts..............             --                  917               --           917
  Credit contracts........................             --                   76                6            82
                                                  -------             --------          -------      --------
     Total derivative liabilities.........             --                1,889               43         1,932
Net embedded derivatives within liability
  host contracts (3)......................             --                   11              677           688
Long-term debt of consolidated
  securitization entities.................             --                   --              184           184
Trading liabilities (5)...................             46                   --               --            46
                                                  -------             --------          -------      --------
  Total liabilities.......................        $    46             $  1,900          $   904      $  2,850
                                                  =======             ========          =======      ========



     See "-- Variable Interest Entities" in Note 3 for discussion of CSEs included in the table above.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31, 2009
                                            -----------------------------------------------------------------
                                               FAIR VALUE MEASUREMENTS AT REPORTING DATE USING
                                            -----------------------------------------------------
                                             QUOTED PRICES IN
                                            ACTIVE MARKETS FOR                        SIGNIFICANT     TOTAL
                                             IDENTICAL ASSETS    SIGNIFICANT OTHER   UNOBSERVABLE   ESTIMATED
                                              AND LIABILITIES    OBSERVABLE INPUTS      INPUTS         FAIR
                                                 (LEVEL 1)           (LEVEL 2)         (LEVEL 3)      VALUE
                                            ------------------   -----------------   ------------   ---------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  U.S. corporate securities...............        $    --             $ 44,394          $ 4,674      $ 49,068
  Foreign corporate securities............             --               21,541            3,456        24,997
  RMBS....................................             --               29,405            1,580        30,985
  U.S. Treasury, agency and government
     guaranteed securities................          6,090               10,312               --        16,402
  CMBS....................................             --               10,684               87        10,771
  ABS.....................................             --                5,503            1,668         7,171
  State and political subdivision
     securities...........................             --                2,714               20         2,734
  Foreign government securities...........             --                2,272              249         2,521
                                                  -------             --------          -------      --------
     Total fixed maturity securities......          6,090              126,825           11,734       144,649
                                                  -------             --------          -------      --------
Equity securities:
  Common stock............................            289                  777               64         1,130
  Non-redeemable preferred stock..........             --                  193              793           986
                                                  -------             --------          -------      --------
     Total equity securities..............            289                  970              857         2,116
                                                  -------             --------          -------      --------
Trading and other securities..............             --                  388               83           471
Short-term investments (1)................          2,099                1,193                8         3,300
Derivative assets (2).....................             --                2,318               97         2,415
Net embedded derivatives within asset host
  contracts (3)...........................             --                   --              263           263
Separate account assets (4)...............         13,006               65,788            1,583        80,377
                                                  -------             --------          -------      --------
     Total assets.........................        $21,484             $197,482          $14,625      $233,591
                                                  =======             ========          =======      ========
LIABILITIES
Derivative liabilities (2)................        $     5             $  1,961          $     5      $  1,971
Net embedded derivatives within liability
  host contracts (3)......................             --                  (26)              97            71
Trading liabilities (5)...................            106                   --               --           106
                                                  -------             --------          -------      --------
  Total liabilities.......................        $   111             $  1,935          $   102      $  2,148
                                                  =======             ========          =======      ========



--------

   (1) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value (e.g., time deposits, etc.), and therefore are excluded from the tables presented above.

   (2) Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables which follow.

   (3) Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented in the consolidated balance sheets within policyholder account balances and other liabilities. At December 31, 2010, fixed maturity securities and equity securities also included embedded derivatives of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       $1 million and ($25) million, respectively. At December 31, 2009, fixed maturity securities and equity securities included embedded derivatives of $0 and ($15) million, respectively.

   (4) Separate account assets are measured at estimated fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

   (5) Trading liabilities are presented within other liabilities in the consolidated balance sheets.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     When available, the estimated fair value of the Company's fixed maturity, equity and trading and other securities are based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management judgment.

     When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies. The market standard valuation methodologies utilized include: discounted cash flow methodologies, matrix pricing or other similar techniques. The inputs in applying these market standard valuation methodologies include, but are not limited to: interest rates, credit standing of the issuer or counterparty, industry sector of the issuer, coupon rate, call provisions, sinking fund requirements, maturity and management's assumptions regarding estimated duration, liquidity and estimated future cash flows. Accordingly, the estimated fair values are based on available market information and management's judgments about financial instruments.

     The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Such observable inputs include benchmarking prices for similar assets in active markets, quoted prices in markets that are not active and observable yields and spreads in the market.

     When observable inputs are not available, the market standard valuation methodologies for determining the estimated fair value of certain types of securities that trade infrequently, and therefore have little or no price transparency, rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. These unobservable inputs can be based in large part on management judgment or estimation and cannot be supported by reference to market activity. Even though unobservable, these inputs are assumed to be consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

     The estimated fair value of FVO securities held by CSEs is determined on a basis consistent with the methodologies described herein for fixed maturity securities and equity securities. As discussed in Note 1, the Company adopted new guidance effective January 1, 2010 and consolidated certain securitization entities that hold securities that have been accounted for under the FVO and classified within trading and other securities.

     The use of different methodologies, assumptions and inputs may have a material effect on the estimated fair values of the Company's securities holdings.

  Derivatives

     The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter derivatives. The determination of

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what other market participants would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), volatility, liquidity and changes in estimates and assumptions used in the pricing models.

     The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain over-the-counter derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Significant inputs that are unobservable generally include: independent broker quotes, credit correlation assumptions, references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and are assumed to be consistent with what other market participants would use when pricing such instruments.

     The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all over-the-counter derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivative positions using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. The evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

     Most inputs for over-the-counter derivatives are mid market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

     Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance contracts related to such variable annuity guarantees and certain funding agreements with equity or bond indexed crediting rates and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded in the consolidated financial statements at estimated fair value with changes in estimated fair value reported in net income.

     The Company issues certain variable annuity products with guaranteed minimum benefit guarantees. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within policyholder account balances in the consolidated balance sheets.

     The fair value of these guarantees is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


guarantees are projected under multiple capital market scenarios using observable risk free rates, currency exchange rates and observable and estimated implied volatilities.

     The valuation of these guarantee liabilities includes adjustments for nonperformance risk and for a risk margin related to non-capital market inputs. Both of these adjustments are captured as components of the spread which, when combined with the risk free rate, is used to discount the cash flows of the liability for purposes of determining its fair value.

     The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

     Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

     The Company ceded the risk associated with certain of the GMIB, GMAB and GMWB guarantees described in the preceding paragraph. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also ceded directly written GMIB guarantees that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance contract contains an embedded derivative. These embedded derivatives are included in premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on these ceded risks is determined using a methodology consistent with that described previously for the guarantees directly written by the Company. Because the direct guarantee is not accounted for at fair value, significant fluctuations in net income may occur as the change in fair value of the embedded derivative on the ceded risk is being recorded in net income without a corresponding and offsetting change in fair value of the direct guarantee.

     As part of its regular review of critical accounting estimates, the Company periodically assesses inputs for estimating nonperformance risk (commonly referred to as "own credit") in fair value measurements. During the second quarter of 2010, the Company completed a study that aggregated and evaluated data, including historical recovery rates of insurance companies as well as policyholder behavior observed over the past two years as the recent financial crisis evolved. As a result, at the end of the second quarter of 2010, the Company refined the way in which it incorporates expected recovery rates into the nonperformance risk adjustment for purposes of estimating the fair value of investment-type contracts and embedded derivatives within insurance contracts. The Company recognized a gain of $38 million, net of DAC and income tax, relating to implementing the refinement at June 30, 2010.

     The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described above in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

     The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including an adjustment for nonperformance risk. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within policyholder account balances with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Separate Account Assets

     Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets owned by the separate account. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, mortgage loans, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents. See
"-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Long-term Debt of CSEs

     The Company has elected the FVO for the long-term debt of CSEs, which are carried at estimated fair value. See "-- Valuation Techniques and Inputs by Level Within the Three-Level Fair Value Hierarchy by Major Classes of Assets and Liabilities" below for a discussion of the methods and assumptions used to estimate the fair value of these financial instruments.

  Trading Liabilities

     Trading liabilities are recorded at estimated fair value with subsequent changes in estimated fair value recognized in net investment income. The estimated fair value of trading liabilities is determined on a basis consistent with the methodologies described in "-- Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments."

     VALUATION TECHNIQUES AND INPUTS BY LEVEL WITHIN THE THREE-LEVEL FAIR VALUE HIERARCHY BY MAJOR CLASSES OF ASSETS AND LIABILITIES

     A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis is as follows:

     The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or income approach is used.

     While certain investments have been classified as Level 1 from the use of unadjusted quoted prices for identical investments supported by high volumes of trading activity and narrow bid/ask spreads, most investments have been classified as Level 2 because the significant inputs used to measure the fair value on a recurring basis of the same or similar investment are market observable or can be corroborated using market observable information

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


for the full term of the investment. Level 3 investments include those where estimated fair values are based on significant unobservable inputs that are supported by little or no market activity and may reflect our own assumptions about what factors market participants would use in pricing these investments.

LEVEL 1 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities and Short-term Investments

     These securities are comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities, RMBS -- principally to-be-announced securities, exchange traded common stock and short-term money market securities, including U.S. Treasury bills. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Derivative Assets and Derivative Liabilities

     These assets and liabilities are comprised of exchange-traded derivatives. Valuation of these assets and liabilities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  Separate Account Assets

     These assets are comprised of securities that are similar in nature to the fixed maturity securities, equity securities and short-term investments referred to above; and certain exchange-traded derivatives, including financial futures and owned options. Valuation is based on unadjusted quoted prices in active markets that are readily and regularly available.

LEVEL 2 MEASUREMENTS:

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 2 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities are principally valued using the market and income approaches. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using a discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          U.S. Treasury, agency and government guaranteed securities. These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

          Common and non-redeemable preferred stock. These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

  Derivative Assets and Derivative Liabilities

     This level includes all types of derivative instruments utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivative instruments with unobservable inputs as described in Level 3. These derivatives are principally valued using an income approach.

  Interest rate contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and repurchase rates.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, and interest rate volatility.

  Foreign currency contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates, and cross currency basis curves.

  Credit contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves, and recovery rates.

  Equity market contracts.

     Non-option-based -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, spot equity index levels, and dividend yield curves.

     Option-based -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves, and equity volatility.

  Embedded Derivatives Contained in Certain Funding Agreements

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the spot equity and bond index level.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities, short-term investments and derivatives referred to above. Also included are certain mutual funds and hedge funds without readily determinable fair values given prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

LEVEL 3 MEASUREMENTS:

     In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency in the process to develop the valuation estimates generally causing these investments to be classified in Level 3.

  Fixed Maturity Securities, Equity Securities, Trading and Other Securities and Short-term Investments

     This level includes fixed maturity securities and equity securities priced principally by independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived principally from or corroborated by observable market data. Trading and other securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

          U.S. corporate and foreign corporate securities. These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Valuations may be based on independent non-binding broker quotations. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

          Structured securities comprised of RMBS, CMBS and ABS. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, or are based on independent non-binding broker quotations. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, and certain of these securities are valued based on independent non-binding broker quotations.

          Foreign government and state and political subdivision securities. These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

          Common and non-redeemable preferred stock. These securities, including privately held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques using inputs such as comparable credit rating and issuance structure. Equity securities valuations determined

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     with discounted cash flow methodologies use inputs such as earnings multiples based on comparable public companies, and industry-specific non-earnings based multiples. Certain of these securities are valued based on independent non-binding broker quotations.

  Derivative Assets and Derivative Liabilities

     These derivatives are principally valued using an income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

  Interest rate contracts.

     Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and LIBOR basis curves.

     Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves, and interest rate volatility.

  Foreign currency contracts.

     Non-option based -- Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, LIBOR basis curves and cross currency basis curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Credit contracts.

     Non-option-based -- Significant unobservable inputs may include credit correlation, repurchase rates, and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

  Equity market contracts.

     Non-option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves.

     Option-based -- Significant unobservable inputs may include the extrapolation beyond observable limits of dividend yield curves and equity volatility.

  Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Reinsurance Ceded on Certain Guaranteed Minimum Benefit Guarantees

     These embedded derivatives are principally valued using an income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, counterparty credit spreads and cost of capital for purposes of calculating the risk margin.

  Embedded Derivatives Within Funds Withheld Related to Certain Ceded
  Reinsurance

     These derivatives are principally valued using an income approach. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

     These assets are comprised of investments that are similar in nature to the fixed maturity securities, equity securities and derivatives referred to above. Separate account assets within this level also include mortgage loans and other limited partnership interests. The estimated fair value of mortgage loans is determined by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. Other limited partnership interests are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables which may impact the exit value of the particular partnership interest.

  Long-term Debt of CSEs

     The estimated fair value of the long-term debt of the Company's CSEs are priced principally through independent broker quotations or market standard valuation methodologies using inputs that are not market observable or cannot be derived from or corroborated by observable market data.

TRANSFERS BETWEEN LEVELS 1 AND 2:

     During the year ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

TRANSFERS INTO OR OUT OF LEVEL 3:

     Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to occur at the beginning of the period. Significant transfers into and/or out of Level 3 assets and liabilities for the year ended December 31, 2010 are summarized below.

     During the year ended December 31, 2010, fixed maturity securities transfers into Level 3 of $1,255 million, and separate account assets transfers into Level 3 of $46 million, resulted primarily from current market conditions characterized by a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade). These current market conditions have resulted in decreased transparency of valuations and an increased use of broker quotations and unobservable inputs to determine estimated fair value principally for certain private placements included in U.S. and foreign corporate securities.

     During the year ended December 31, 2010, fixed maturity securities transfers out of Level 3 of $1,066 million and separate account assets transfers out of Level 3 of $231 million, resulted primarily from increased transparency of both new issuances that subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to corroborate pricing received from independent pricing services with observable inputs or increases in market activity and upgraded credit ratings primarily for certain U.S. and foreign corporate securities, RMBS, ABS and foreign government securities.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A rollforward of all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                               FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                  -------------------------------------------------------------------------------------------------
                                                   TOTAL REALIZED/UNREALIZED
                                                  GAINS (LOSSES) INCLUDED IN:
                                               ---------------------------------      PURCHASES,
                                                                       OTHER            SALES,
                                   BALANCE,                        COMPREHENSIVE    ISSUANCES AND    TRANSFER INTO    TRANSFER OUT
                                  JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)    LEVEL 3 (4)    OF LEVEL 3 (4)
                                  ----------   -----------------   -------------   ---------------   -------------   --------------
                                                                            (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.....    $ 4,674           $  7              $184            $(400)           $  751          $  (153)
  Foreign corporate securities..      3,456            (33)              179             (709)              351             (448)
  RMBS..........................      1,580             27                71             (333)               57             (192)
  U.S. Treasury, agency and
     government guaranteed
     securities.................         --             --                --               22                22               --
  CMBS..........................         87             --                50              (21)               45               --
  ABS...........................      1,668            (39)              276              494                29             (139)
  State and political
     subdivision securities.....         20             --                --                2                --              (21)
  Foreign government
     securities.................        249              4                16               15                --             (113)
                                    -------           ----              ----            -----            ------          -------
     Total fixed maturity
       securities...............    $11,734           $(34)             $776            $(930)           $1,255          $(1,066)
                                    =======           ====              ====            =====            ======          =======
Equity securities:
  Common stock..................    $    64           $ (1)             $ --            $  16            $    1          $    (1)
  Non-redeemable preferred
     stock......................        793             30                 2             (192)               --               --
                                    -------           ----              ----            -----            ------          -------
     Total equity securities....    $   857           $ 29              $  2            $(176)           $    1          $    (1)
                                    =======           ====              ====            =====            ======          =======
Trading and other securities:
  Actively Traded Securities....    $    32           $ --              $ --            $ (22)           $   --          $    --
  FVO general account
     securities.................         51             10                --              (30)               37              (18)
                                    -------           ----              ----            -----            ------          -------
     Total trading and other
       securities...............    $    83           $ 10              $ --            $ (52)           $   37          $   (18)
                                    =======           ====              ====            =====            ======          =======
Short-term investments..........    $     8           $  1              $ --            $ 370            $   --          $    --
Net derivatives: (5)
  Interest rate contracts.......    $    --           $ 23              $(36)           $ (10)           $   --          $    --
  Foreign currency contracts....         53             28                --              (35)               --               --
  Credit contracts..............         37              2                 1               (7)               --               --
  Equity market contracts.......          2             (2)               --               --                --               --
                                    -------           ----              ----            -----            ------          -------
     Total net derivatives......    $    92           $ 51              $(35)           $ (52)           $   --          $    --
                                    =======           ====              ====            =====            ======          =======
Separate account assets (6).....    $ 1,583           $142              $ --            $ (31)           $   46          $  (231)
                                   FAIR VALUE
                                  MEASUREMENTS
                                      USING
                                   SIGNIFICANT
                                  UNOBSERVABLE
                                     INPUTS
                                    (LEVEL 3)
                                  ------------
                                    BALANCE,
                                  DECEMBER 31,
                                  ------------
                                       (IN
                                    MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities.....     $ 5,063
  Foreign corporate securities..       2,796
  RMBS..........................       1,210
  U.S. Treasury, agency and
     government guaranteed
     securities.................          44
  CMBS..........................         161
  ABS...........................       2,289
  State and political
     subdivision securities.....           1
  Foreign government
     securities.................         171
                                     -------
     Total fixed maturity
       securities...............     $11,735
                                     =======
Equity securities:
  Common stock..................     $    79
  Non-redeemable preferred
     stock......................         633
                                     -------
     Total equity securities....     $   712
                                     =======
Trading and other securities:
  Actively Traded Securities....     $    10
  FVO general account
     securities.................          50
                                     -------
     Total trading and other
       securities...............     $    60
                                     =======
Short-term investments..........     $   379
Net derivatives: (5)
  Interest rate contracts.......     $   (23)
  Foreign currency contracts....          46
  Credit contracts..............          33
  Equity market contracts.......          --
                                     -------
     Total net derivatives......     $    56
                                     =======
Separate account assets (6).....     $ 1,509



                                              FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                     ----------------------------------------------------------------------------------------
                                                            TOTAL
                                                     REALIZED/UNREALIZED
                                                   (GAINS) LOSSES INCLUDED
                                                             IN:
                                                  ------------------------      PURCHASES,
                                                                 OTHER            SALES,
                                      BALANCE,    EARNINGS   COMPREHENSIVE    ISSUANCES AND    TRANSFER INTO    TRANSFER OUT
                                     JANUARY 1,   (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)    LEVEL 3 (4)    OF LEVEL 3 (4)
                                     ----------   --------   -------------   ---------------   -------------   --------------
                                                                           (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net embedded derivatives (7).......     $(166)      $588          $--              $(40)            $--              $--
Long-term debt of consolidated
  securitization entities (8)......     $  --       $(48)         $--              $232             $--              $--
                                      FAIR VALUE
                                     MEASUREMENTS
                                         USING
                                      SIGNIFICANT
                                     UNOBSERVABLE
                                        INPUTS
                                       (LEVEL 3)
                                     ------------
                                       BALANCE,
                                     DECEMBER 31,
                                     ------------
                                          (IN
                                       MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
LIABILITIES:
Net embedded derivatives (7).......      $382
Long-term debt of consolidated
  securitization entities (8)......      $184

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                             FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                                        ---------------------------------------------------------------------------------
                                                         TOTAL REALIZED/UNREALIZED
                                                        GAINS (LOSSES) INCLUDED IN:
                                                     ---------------------------------      PURCHASES,
                                                                             OTHER            SALES,        TRANSFER INTO
                                         BALANCE,                        COMPREHENSIVE    ISSUANCES AND      AND/OR OUT
                                        JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)   OF LEVEL 3 (4)
                                        ----------   -----------------   -------------   ---------------   --------------
                                                                          (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........    $ 5,089         $  (276)           $  572          $(1,002)           $ 291
  Foreign corporate securities........      3,367            (210)            1,156             (614)            (243)
  RMBS................................        373              35                80            1,134              (42)
  U.S. Treasury, agency and government
     guaranteed securities............         48              --                --              (27)             (21)
  CMBS................................        138               6                 4              (38)             (23)
  ABS.................................      1,487             (63)              281              (61)              24
  State and political subdivision
     securities.......................         76              --                 1              (15)             (42)
  Foreign government securities.......        202               2                18               66              (39)
                                          -------         -------            ------          -------            -----
     Total fixed maturity securities..    $10,780         $  (506)           $2,112          $  (557)           $ (95)
                                          =======         =======            ======          =======            =====
Equity securities:
  Common stock........................    $    59         $    (2)           $   (2)         $     9            $  --
  Non-redeemable preferred stock......        918            (251)              355             (190)             (39)
                                          -------         -------            ------          -------            -----
     Total equity securities..........    $   977         $  (253)           $  353          $  (181)           $ (39)
                                          =======         =======            ======          =======            =====
Trading and other securities..........    $   116         $    16            $   --          $   (49)           $  --
Short-term investments................    $    75         $    (9)           $   --          $   (53)           $  (5)
Net derivatives (5)...................    $   (19)        $    35            $   (1)         $    79            $  (2)
Net embedded derivatives (7)..........    $ 1,702         $(1,570)           $   --          $    34            $  --
Separate account assets (6)...........    $ 1,486         $  (221)           $   --          $   452            $(134)
                                         FAIR VALUE
                                        MEASUREMENTS
                                            USING
                                         SIGNIFICANT
                                        UNOBSERVABLE
                                           INPUTS
                                          (LEVEL 3)
                                        ------------
                                          BALANCE,
                                        DECEMBER 31,
                                        ------------
                                             (IN
                                          MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $ 4,674
  Foreign corporate securities........       3,456
  RMBS................................       1,580
  U.S. Treasury, agency and government
     guaranteed securities............          --
  CMBS................................          87
  ABS.................................       1,668
  State and political subdivision
     securities.......................          20
  Foreign government securities.......         249
                                           -------
     Total fixed maturity securities..     $11,734
                                           =======
Equity securities:
  Common stock........................     $    64
  Non-redeemable preferred stock......         793
                                           -------
     Total equity securities..........     $   857
                                           =======
Trading and other securities..........     $    83
Short-term investments................     $     8
Net derivatives (5)...................     $    92
Net embedded derivatives (7)..........     $   166
Separate account assets (6)...........     $ 1,583



                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                             --------------------------------------------------------------------------------------------
                                                                          TOTAL REALIZED/UNREALIZED
                                                                         GAINS (LOSSES) INCLUDED IN:
                                                                      ---------------------------------      PURCHASES,
                               BALANCE,                                                       OTHER            SALES,
                             DECEMBER 31,    IMPACT OF    BALANCE,                        COMPREHENSIVE    ISSUANCES AND
                                 2007      ADOPTION (9)  JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)
                             ------------  ------------  ----------   -----------------   -------------   ---------------
                                                                     (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............     $ 5,527       $    --      $ 5,527          $ (455)          $(1,085)          $ 606
  Foreign corporate
     securities............       4,752            --        4,752            (127)           (1,794)           (104)
  RMBS.....................         899            --          899              (2)             (111)            (53)
  U.S. Treasury, agency and
     government guaranteed
     securities............          55            --           55              --                (1)            (29)
  CMBS.....................         271            --          271              (6)              (57)              2
  ABS......................       2,814            --        2,814             (80)             (672)           (549)
  State and political
     subdivision
     securities............          56            --           56               1                11              33
  Foreign government
     securities............         475            --          475              (5)              (17)           (256)
  Other fixed maturity
     securities............         217            --          217              --               (37)           (180)
                                -------       -------      -------          ------           -------           -----
     Total fixed maturity
       securities..........     $15,066           $--      $15,066          $ (674)          $(3,763)          $(530)
                                =======       =======      =======          ======           =======           =====
Equity securities:
  Common stock.............     $    60           $--      $    60          $    2           $    (4)          $   1
  Non-redeemable preferred
     stock.................       1,467            --        1,467            (130)             (342)            (55)
                                -------       -------      -------          ------           -------           -----
     Total equity
       securities..........     $ 1,527           $--      $ 1,527          $ (128)          $  (346)          $ (54)
                                =======       =======      =======          ======           =======           =====
Trading and other
  securities...............     $   174           $--      $   174          $  (26)          $    --           $ (32)
Short-term investments.....     $   149           $--      $   149          $   (2)          $    --           $ (72)
Net embedded derivatives
  (7)......................     $    25           $30      $    55          $1,631           $    --           $  16
Separate account assets
  (6)......................     $ 1,170           $--      $ 1,170          $  (86)          $    --           $ (22)
                               FAIR VALUE MEASUREMENTS
                                  USING SIGNIFICANT
                              UNOBSERVABLE INPUTS (LEVEL
                                          3)
                             ---------------------------
                             TRANSFER INTO
                             AND/OR OUT OF    BALANCE,
                              LEVEL 3 (4)   DECEMBER 31,
                             -------------  ------------
                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate
     securities............      $ 496         $ 5,089
  Foreign corporate
     securities............        640           3,367
  RMBS.....................       (360)            373
  U.S. Treasury, agency and
     government guaranteed
     securities............         23              48
  CMBS.....................        (72)            138
  ABS......................        (26)          1,487
  State and political
     subdivision
     securities............        (25)             76
  Foreign government
     securities............          5             202
  Other fixed maturity
     securities............         --              --
                                 -----         -------
     Total fixed maturity
       securities..........      $ 681         $10,780
                                 =====         =======
Equity securities:
  Common stock.............      $  --         $    59
  Non-redeemable preferred
     stock.................        (22)            918
                                 -----         -------
     Total equity
       securities..........      $ (22)        $   977
                                 =====         =======
Trading and other
  securities...............      $  --         $   116
Short-term investments.....      $  --         $    75
Net embedded derivatives
  (7)......................      $  --         $ 1,702
Separate account assets
  (6)......................      $ 424         $ 1,486

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                        FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
                            ----------------------------------------------------------------------------------------------
                                                                           TOTAL REALIZED/UNREALIZED
                                                                          (GAINS) LOSSES INCLUDED IN:
                                                                       ---------------------------------      PURCHASES,
                              BALANCE,                                                         OTHER            SALES,
                            DECEMBER 31,     IMPACT OF     BALANCE,                        COMPREHENSIVE    ISSUANCES AND
                                2007       ADOPTION (9)   JANUARY 1,   EARNINGS (1), (2)   INCOME (LOSS)   SETTLEMENTS (3)
                            ------------   ------------   ----------   -----------------   -------------   ---------------
                                                                                                    (IN MILLIONS)
YEAR ENDED DECEMBER 31,
  2008:
LIABILITIES:
Net derivatives (5).......      $(134)          $1           $(133)           $60               $--              $92
                               FAIR VALUE MEASUREMENTS
                                  USING SIGNIFICANT
                             UNOBSERVABLE INPUTS (LEVEL
                                         3)
                            ----------------------------
                            TRANSFER INTO
                            AND/OR OUT OF     BALANCE,
                             LEVEL 3 (4)    DECEMBER 31,
                            -------------   ------------
YEAR ENDED DECEMBER 31,
  2008:
LIABILITIES:
Net derivatives (5).......       $--             $19


--------

   (1) Amortization of premium/discount is included within net investment income which is reported within the earnings caption of total gains (losses). Impairments charged to earnings on securities are included within net investment gains (losses) which are reported within the earnings caption of total gains (losses). Lapses associated with embedded derivatives are included within the earnings caption of total gains (losses).

   (2) Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

   (3) The amount reported within purchases, sales, issuances and settlements is the purchase/issuance price (for purchases and issuances) and the sales/settlement proceeds (for sales and settlements) based upon the actual date purchased/issued or sold/settled. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. For embedded derivatives, attributed fees are included within this caption along with settlements, if any.

   (4) Total gains and losses (in earnings and other comprehensive income
       (loss)) are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and out in the same period are excluded from the rollforward.

   (5) Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

   (6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities.

   (7) Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

   (8) The long-term debt at January 1, 2010 of the CSEs is reported within the purchases, sales, issuances and settlements activity column of the rollforward.

   (9) The impact of adoption of fair value measurement guidance represents the amount recognized in earnings resulting from a change in estimate for certain Level 3 financial instruments held at January 1, 2008. The net impact of adoption on Level 3 assets and liabilities presented in the table above was a $29 million increase to net assets. Such amount was also impacted by a decrease to DAC of $9 million. The impact of this adoption on RGA-- not reflected in the table above as a result of the inclusion of RGA in discontinued operations -- was a net increase of $2 million (i.e., a decrease in Level 3 net embedded derivative liabilities of $17 million, offset by a DAC decrease of $15 million) for a total increase of $22 million in Level 3 net assets. This increase of $22 million, offset by a $9 million reduction in the estimated fair value of Level 2 freestanding derivatives, resulted in a total net impact of adoption of $13 million.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize both realized and unrealized gains and losses due to changes in estimated fair value recorded in earnings for Level 3 assets and liabilities:

                                                             TOTAL GAINS AND LOSSES
                                         -------------------------------------------------------------
                                                  CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                         (LOSSES) INCLUDED IN EARNINGS
                                         -------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)      TOTAL
                                         ----------      --------------      --------------      -----
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............       $17             $ (10)              $  --          $   7
  Foreign corporate securities.........        (1)              (32)                 --            (33)
  RMBS.................................        36                (9)                 --             27
  CMBS.................................         2                (2)                 --             --
  ABS..................................        32               (71)                 --            (39)
  Foreign government securities........         5                (1)                 --              4
                                            -----             -----               -----          -----
     Total fixed maturity securities...       $91             $(125)              $  --          $ (34)
                                            =====             =====               =====          =====
Equity securities:
  Common stock.........................     $  --             $  (1)              $  --          $  (1)
  Non-redeemable preferred stock.......        --                30                  --             30
                                            -----             -----               -----          -----
     Total equity securities...........       $--             $  29               $  --          $  29
                                            =====             =====               =====          =====
Short-term investments.................       $ 1             $  --               $  --          $   1
Trading and other securities:
  FVO general account securities.......       $10             $  --               $  --          $  10
Net derivatives:
  Interest rate contracts..............       $--             $  --               $  23          $  23
  Foreign currency contracts...........        --                --                  28             28
  Credit contracts.....................        --                --                   2              2
  Equity market contracts..............        --                --                  (2)            (2)
                                            -----             -----               -----          -----
     Total net derivatives.............       $--             $  --               $  51          $  51
                                            =====             =====               =====          =====
LIABILITIES:
Net embedded derivatives...............       $--             $  --               $(588)         $(588)
Long-term debt of consolidated
  securitization entities..............       $--             $  48               $  --          $  48

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             TOTAL GAINS AND LOSSES
                                        ---------------------------------------------------------------
                                                  CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                         (LOSSES) INCLUDED IN EARNINGS
                                        ---------------------------------------------------------------
                                            NET               NET                 NET
                                        INVESTMENT        INVESTMENT          DERIVATIVE
                                          INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                        ----------      --------------      --------------      -------
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $  12             $(288)             $    --         $  (276)
  Foreign corporate securities........        (8)             (202)                  --            (210)
  RMBS................................        30                 5                   --              35
  CMBS................................        --                 6                   --               6
  ABS.................................         8               (71)                  --             (63)
  Foreign government securities.......         3                (1)                  --               2
                                           -----             -----              -------         -------
     Total fixed maturity securities..       $45             $(551)             $    --         $  (506)
                                           =====             =====              =======         =======
Equity securities:
  Common stock........................       $--             $  (2)             $    --         $    (2)
  Non-redeemable preferred stock......        --              (251)                  --            (251)
                                           -----             -----              -------         -------
     Total equity securities..........       $--             $(253)             $    --         $  (253)
                                           =====             =====              =======         =======
Trading and other securities..........       $16             $  --              $    --         $    16
Short-term investments................       $--             $  (9)             $    --         $    (9)
Net derivatives.......................       $--             $  --              $    35         $    35
LIABILITIES:
Net embedded derivatives..............       $--             $  --              $(1,570)        $(1,570)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                             TOTAL GAINS AND LOSSES
                                         --------------------------------------------------------------
                                                   CLASSIFICATION OF REALIZED/UNREALIZED GAINS
                                                          (LOSSES) INCLUDED IN EARNINGS
                                         --------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                         ----------      --------------      --------------      ------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............     $  8              $(463)             $   --          $ (455)
  Foreign corporate securities.........       (6)              (121)                 --            (127)
  RMBS.................................       --                 (2)                 --              (2)
  CMBS.................................       --                 (6)                 --              (6)
  ABS..................................        3                (83)                 --             (80)
  State and political subdivision
     securities........................       --                  1                  --               1
  Foreign government securities........        4                 (9)                 --              (5)
                                            ----              -----              ------          ------
     Total fixed maturity securities...     $  9              $(683)             $   --          $ (674)
                                            ====              =====              ======          ======
Equity securities:
  Common stock.........................     $ --              $   2              $   --          $    2
  Non-redeemable preferred stock.......       --               (130)                 --            (130)
                                            ----              -----              ------          ------
     Total equity securities...........     $ --              $(128)             $   --          $ (128)
                                            ====              =====              ======          ======
Trading and other securities...........     $(26)             $  --              $   --          $  (26)
Short-term investments.................     $  1              $  (3)             $   --          $   (2)
LIABILITIES:
Net derivatives........................     $ --              $  --              $  (60)         $  (60)
Net embedded derivatives...............     $ --              $  --              $1,631          $1,631

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below summarize the portion of unrealized gains and losses, due to changes in estimated fair value, recorded in earnings for Level 3 assets and liabilities that were still held at the respective time periods:

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2010
                                         -------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)      TOTAL
                                         ----------      --------------      --------------      -----
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............      $ 8              $ (32)              $  --          $ (24)
  Foreign corporate securities.........       (2)               (43)                 --            (45)
  RMBS.................................       36                 --                  --             36
  CMBS.................................        1                 (2)                 --             (1)
  ABS..................................       31                (49)                 --            (18)
  Foreign government securities........        5                 --                  --              5
                                             ---              -----               -----          -----
     Total fixed maturity securities...      $79              $(126)              $  --          $ (47)
                                             ===              =====               =====          =====
Equity securities:
  Common stock.........................      $--              $  (2)              $  --          $  (2)
  Non-redeemable preferred stock.......       --                 (3)                 --             (3)
                                             ---              -----               -----          -----
     Total equity securities...........      $--              $  (5)              $  --          $  (5)
                                             ===              =====               =====          =====
Trading and other securities:
  FVO general account securities.......      $13              $  --               $  --          $  13
     Short-term investments............      $ 1              $  --               $  --          $   1
Net derivatives:
  Interest rate contracts..............      $--              $  --               $  23          $  23
  Foreign currency contracts...........       --                 --                  21             21
  Credit contracts.....................       --                 --                   3              3
  Equity market contracts..............       --                 --                  (2)            (2)
                                             ---              -----               -----          -----
     Total net derivatives.............      $--              $  --               $  45          $  45
                                             ===              =====               =====          =====
LIABILITIES:
Net embedded derivatives...............      $                $                   $(584)         $(584)
Long-term debt of consolidated
  securitization entities..............      $--              $  48               $  --          $  48

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2009
                                        ---------------------------------------------------------------
                                            NET               NET                 NET
                                        INVESTMENT        INVESTMENT          DERIVATIVE
                                          INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                        ----------      --------------      --------------      -------
                                                                 (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities...........     $  11             $(281)             $    --         $  (270)
  Foreign corporate securities........        (7)             (106)                  --            (113)
  RMBS................................        30                 6                   --              36
  CMBS................................        --                (5)                  --              (5)
  ABS.................................         8               (97)                  --             (89)
  Foreign government securities.......         3                --                   --               3
                                           -----             -----              -------         -------
     Total fixed maturity securities..       $45             $(483)             $    --         $  (438)
                                           =====             =====              =======         =======
Equity securities:
  Common stock........................       $--             $  (1)             $    --         $    (1)
  Non-redeemable preferred stock......        --              (128)                  --            (128)
                                           -----             -----              -------         -------
     Total equity securities..........       $--             $(129)             $    --         $  (129)
                                           =====             =====              =======         =======
Trading and other securities..........       $15             $  --              $    --         $    15
Net derivatives.......................       $--             $  --              $    96         $    96
LIABILITIES:
Net embedded derivatives..............       $--             $  --              $(1,568)        $(1,568)

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                      CHANGES IN UNREALIZED GAINS (LOSSES)
                                          RELATING TO ASSETS AND LIABILITIES HELD AT DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                             NET               NET                 NET
                                         INVESTMENT        INVESTMENT          DERIVATIVE
                                           INCOME        GAINS (LOSSES)      GAINS (LOSSES)       TOTAL
                                         ----------      --------------      --------------      ------
                                                                  (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2008:
ASSETS:
Fixed maturity securities:
  U.S. corporate securities............     $  6              $(283)             $   --          $ (277)
  Foreign corporate securities.........       (8)              (120)                 --            (128)
  RMBS.................................       --                 --                  --              --
  CMBS.................................       --                 --                  --              --
  ABS..................................        3                (63)                 --             (60)
  Foreign government securities........        4                 --                  --               4
                                            ----              -----              ------          ------
     Total fixed maturity securities...     $  5              $(466)             $   --          $ (461)
                                            ====              =====              ======          ======
Equity securities:
  Common stock.........................     $ --              $  (1)             $   --          $   (1)
  Non-redeemable preferred stock.......       --               (113)                 --            (113)
                                            ----              -----              ------          ------
     Total equity securities...........     $ --              $(114)             $   --          $ (114)
                                            ====              =====              ======          ======
Trading and other securities...........     $(18)             $  --              $   --          $  (18)
LIABILITIES:
Net derivatives........................     $ --              $  --              $  (93)         $  (93)
Net embedded derivatives...............     $ --              $  --              $1,632          $1,632


FVO -- CONSOLIDATED SECURITIZATION ENTITIES

     As discussed in Note 1, upon the adoption of new guidance effective January 1, 2010, the Company elected fair value accounting for the following assets and liabilities held by CSEs: securities and long-term debt. Information on the estimated fair value of the securities classified as trading and other securities is presented in Note 3. The following table presents the long-term debt carried under the FVO related to securities classified as trading and other securities at:

                                                                  DECEMBER 31, 2010
                                                                  -----------------
                                                                    (IN MILLIONS)
Contractual principal balance...................................         $214
Excess of contractual principal balance over estimated fair
  value.........................................................          (30)
                                                                         ----
  Carrying value at estimated fair value........................         $184
                                                                         ====



     Interest expense on long-term debt of CSEs is recorded in other expenses. Gains and losses from initial measurement, subsequent changes in estimated fair value and gains or losses on sales of long-term debt are recognized in net investment gains (losses), which is summarized in Note 3.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NON-RECURRING FAIR VALUE MEASUREMENTS

     Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables presented above. The amounts below relate to certain investments measured at estimated fair value during the period and still held at the reporting dates.

                                                               YEARS ENDED DECEMBER 31,
                         ----------------------------------------------------------------------------------------------------
                                         2010                                  2009                            2008
                         ------------------------------------  ------------------------------------  ------------------------
                           CARRYING    ESTIMATED       NET       CARRYING    ESTIMATED       NET       CARRYING    ESTIMATED
                            VALUE         FAIR     INVESTMENT     VALUE         FAIR     INVESTMENT     VALUE         FAIR
                           PRIOR TO   VALUE AFTER     GAINS      PRIOR TO   VALUE AFTER     GAINS      PRIOR TO   VALUE AFTER
                         MEASUREMENT  MEASUREMENT   (LOSSES)   MEASUREMENT  MEASUREMENT   (LOSSES)   MEASUREMENT  MEASUREMENT
                         -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------
                                                                     (IN MILLIONS)
Mortgage loans: (1)
  Held-for-investment..      $176         $160        $(16)        $248         $168        $ (80)       $234         $188
  Held-for-sale........        --           --          --           --           --           --          26           16
                             ----         ----        ----         ----         ----        -----        ----         ----
     Mortgage loans,
       net.............      $176         $160        $(16)        $248         $168        $ (80)       $260         $204
                             ====         ====        ====         ====         ====        =====        ====         ====
Other limited
  partnership interests
  (2)..................      $  3         $  1        $ (2)        $805         $517        $(288)       $230         $131
Real estate joint
  ventures (3).........      $  8         $  3        $ (5)        $ 80         $ 43        $ (37)       $ --         $ --
                            YEARS
                            ENDED
                          DECEMBER
                             31,
                         ----------
                            2008
                         ----------
                             NET
                         INVESTMENT
                            GAINS
                          (LOSSES)
                         ----------
                             (IN
                          MILLIONS)
Mortgage loans: (1)
  Held-for-investment..     $(46)
  Held-for-sale........      (10)
                            ----
     Mortgage loans,
       net.............     $(56)
                            ====
Other limited
  partnership interests
  (2)..................     $(99)
Real estate joint
  ventures (3).........     $ --


--------

   (1) Mortgage loans -- The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized and are reported as losses above. Subsequent improvements in estimated fair value on previously impaired loans recorded through a reduction in the previously established valuation allowance are reported as gains above. Estimated fair values for impaired mortgage loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral, or the present value of the expected future cash flows. Impairments to estimated fair value and decreases in previous impairments from subsequent improvements in estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

   (2) Other limited partnership interests -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several private equity and debt funds that typically invest primarily in a diversified pool of investments across certain investment strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; below investment grade debt and mezzanine debt funds. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $11 million and $321 million at December 31, 2010 and 2009, respectively.

   (3) Real estate joint ventures -- The impaired investments presented above were accounted for using the cost method. Impairments on these cost method investments were recognized at estimated fair value determined from information provided in the financial statements of the underlying entities in the period in which the impairment was incurred. These impairments to estimated fair value represent non-recurring fair value

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       measurements that have been classified as Level 3 due to the limited activity and price transparency inherent in the market for such investments. This category includes several real estate funds that typically invest primarily in commercial real estate. The estimated fair values of these investments have been determined using the NAV of the Company's ownership interest in the partners' capital. Distributions from these investments will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next 2 to 10 years. Unfunded commitments for these investments were $3 million and $45 million at December 31, 2010 and 2009, respectively.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     Amounts related to the Company's financial instruments that were not measured at fair value on a recurring basis, were as follows:

                                                                               ESTIMATED
                                                         NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2010                                         AMOUNT      VALUE      VALUE
-------------------------------------------------------  --------   --------   ---------
                                                                  (IN MILLIONS)
ASSETS
  Mortgage loans, net..................................              $41,667    $43,278
  Policy loans.........................................              $ 8,270    $ 9,509
  Real estate joint ventures (1).......................              $    50    $    58
  Other limited partnership interests (1)..............              $ 1,423    $ 1,491
  Short-term investments (2)...........................              $   144    $   144
  Other invested assets (1)............................              $ 1,494    $ 1,506
  Cash and cash equivalents............................              $ 3,485    $ 3,485
  Accrued investment income............................              $ 2,183    $ 2,183
  Premiums, reinsurance and other receivables (1)......              $18,268    $18,999
LIABILITIES
  Policyholder account balances (1)....................              $66,249    $68,861
  Payables for collateral under securities loaned and
     other transactions................................              $17,014    $17,014
  Short-term debt......................................              $   102    $   102
  Long-term debt (1), (3)..............................              $ 3,399    $ 3,473
  Other liabilities (1)................................              $24,553    $25,034
  Separate account liabilities (1).....................              $37,791    $37,791
COMMITMENTS (4)
  Mortgage loan commitments............................   $2,516     $    --    $   (13)
  Commitments to fund bank credit facilities, bridge
     loans and private corporate bond investments......   $1,997     $    --    $    16

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                               ESTIMATED
                                                         NOTIONAL   CARRYING      FAIR
DECEMBER 31, 2009                                         AMOUNT      VALUE      VALUE
-------------------------------------------------------  --------   --------   ---------
                                                                  (IN MILLIONS)
ASSETS
  Mortgage loans, net..................................              $40,620    $39,155
  Policy loans.........................................              $ 8,099    $ 9,108
  Real estate joint ventures (1).......................              $    49    $    61
  Other limited partnership interests (1)..............              $ 1,443    $ 1,431
  Short-term investments (2)...........................              $    15    $    15
  Other invested assets (1)............................              $ 1,707    $ 1,659
  Cash and cash equivalents............................              $ 3,347    $ 3,347
  Accrued investment income............................              $ 2,066    $ 2,066
  Premiums, reinsurance and other receivables (1)......              $18,271    $18,648
LIABILITIES
  Policyholder account balances (1)....................              $64,097    $64,081
  Payables for collateral under securities loaned and
     other transactions................................              $14,662    $14,662
  Short-term debt......................................              $   319    $   319
  Long-term debt (1)...................................              $ 3,474    $ 3,494
  Other liabilities (1)................................              $17,192    $17,192
  Separate account liabilities (1).....................              $28,874    $28,874
COMMITMENTS (4)
  Mortgage loan commitments............................   $1,262     $    --    $   (43)
  Commitments to fund bank credit facilities, bridge
     loans and private corporate bond investments......   $  763     $    --    $   (19)


--------

   (1) Carrying values presented herein differ from those presented in the consolidated balance sheets because certain items within the respective financial statement caption are not considered financial instruments. Financial statement captions excluded from the table above are not considered financial instruments.

   (2) Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because these tables do not include short-term investments that meet the definition of a security, which are measured at estimated fair value on a recurring basis.

   (3) Long-term debt as presented in the table above does not include long-term debt of CSEs.

   (4) Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities.

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

     The assets and liabilities measured at estimated fair value on a recurring basis include: fixed maturity securities, equity securities, trading and other securities, derivative assets and liabilities, net embedded derivatives within asset and liability host contracts, separate account assets, long-term debt of CSEs and trading liabilities. These assets and liabilities are described in the section "-- Recurring Fair Value Measurements" and, therefore, are

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


excluded from the tables above. The estimated fair value for these financial instruments approximates carrying value.

  Mortgage Loans

     The Company originates mortgage loans principally for investment purposes. These loans are principally carried at amortized cost. The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk. Certain mortgage loans have been impaired to their estimated fair value which is determined using independent broker quotations or, when the mortgage loan is in foreclosure or otherwise determined to be collateral dependent, the fair value of the underlying collateral is estimated using internal models.

  Policy Loans

     For policy loans with fixed interest rates, estimated fair values are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. The estimated fair value for policy loans with variable interest rates approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Real Estate Joint Ventures and Other Limited Partnership Interests

     Real estate joint ventures and other limited partnership interests included in the preceding tables consist of those investments accounted for using the cost method. The remaining carrying value recognized in the consolidated balance sheets represents investments in real estate carried at cost less accumulated depreciation, or real estate joint ventures and other limited partnership interests accounted for using the equity method, which do not meet the definition of financial instruments for which fair value is required to be disclosed.

     The estimated fair values for other limited partnership interests and real estate joint ventures accounted for under the cost method are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

  Short-term Investments

     Certain short-term investments do not qualify as securities and are recognized at amortized cost in the consolidated balance sheets. For these instruments, the Company believes that there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, short-term investments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality and the Company has determined additional adjustment is not required.

  Other Invested Assets

     Other invested assets within the preceding tables are principally comprised of loans to affiliates and funds withheld.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities. For funds withheld, the Company evaluates the specific facts and circumstances of each instrument to determine the appropriate estimated fair values. These estimated fair values were not materially different from the recognized carrying values.

  Cash and Cash Equivalents

     Due to the short-term maturities of cash and cash equivalents, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value generally approximates carrying value. In light of recent market conditions, cash and cash equivalent instruments have been monitored to ensure there is sufficient demand and maintenance of issuer credit quality, or sufficient solvency in the case of depository institutions, and the Company has determined additional adjustment is not required.

  Accrued Investment Income

     Due to the short term until settlement of accrued investment income, the Company believes there is minimal risk of material changes in interest rates or credit of the issuer such that estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the credit quality of the issuers and has determined additional adjustment is not required.

  Premiums, Reinsurance and Other Receivables

     Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance contracts, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivative positions and amounts receivable for securities sold but not yet settled.

     Premiums receivable and those amounts recoverable under reinsurance treaties determined to transfer sufficient risk are not financial instruments subject to disclosure and thus have been excluded from the amounts presented in the preceding tables. Amounts recoverable under ceded reinsurance contracts, which the Company has determined do not transfer sufficient risk such that they are accounted for using the deposit method of accounting, have been included in the preceding tables. The estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

     The amounts on deposit for derivative settlements essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value. In light of recent market conditions, the Company has monitored the solvency position of the financial institutions and has determined additional adjustments are not required.

  Policyholder Account Balances

     Policyholder account balances in the tables above include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are included in this caption in the consolidated financial statements but excluded from this caption in the tables above as they are separately presented in "-- Recurring Fair Value Measurements." The remaining difference between the amounts reflected as policyholder account balances in the preceding table and those recognized in the consolidated balance sheets represents those amounts due under contracts that satisfy the definition of insurance contracts and are not considered financial instruments.

     The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The fair values for these investment

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts are estimated by discounting best estimate future cash flows using current market risk-free interest rates and adding a spread to reflect the nonperformance risk in the liability.

  Payables for Collateral Under Securities Loaned and Other Transactions

     The estimated fair value for payables for collateral under securities loaned and other transactions approximates carrying value. The related agreements to loan securities are short-term in nature such that the Company believes there is limited risk of a material change in market interest rates. Additionally, because borrowers are cross-collateralized by the borrowed securities, the Company believes no additional consideration for changes in nonperformance risk are necessary.

  Short-term and Long-term Debt

     The estimated fair value for short-term debt approximates carrying value due to the short-term nature of these obligations. The estimated fair values of long-term debt are generally determined by discounting expected future cash flows using market rates currently available for debt with similar terms, remaining maturities and reflecting the credit risk of the Company, including inputs when available, from actively traded debt of the Company or other companies with similar types of borrowing arrangements. Risk-adjusted discount rates applied to the expected future cash flows can vary significantly based upon the specific terms of each individual arrangement, including, but not limited to: subordinated rights; contractual interest rates in relation to current market rates; the structuring of the arrangement; and the nature and observability of the applicable valuation inputs. Use of different risk-adjusted discount rates could result in different estimated fair values.

     The carrying value of long-term debt presented in the table above differs from the amounts presented in the consolidated balance sheets as it does not include capital leases which are not required to be disclosed at estimated fair value.

  Other Liabilities

     Other liabilities included in the tables above reflect those other liabilities that satisfy the definition of financial instruments subject to disclosure. These items consist primarily of interest and dividends payable; amounts due for securities purchased but not yet settled; and amounts payable under certain ceded and assumed reinsurance treaties accounted for as deposit type treaties. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which were not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For these reinsurance payables, the estimated fair value is determined as the present value of expected future cash flows under the related contracts, which were discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

  Separate Account Liabilities

     Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts. The remaining amounts presented in the consolidated balance sheets represent those contracts classified as insurance contracts, which do not satisfy the definition of financial instruments.

     Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance; funding agreements related to group life contracts; and certain contracts that provide for benefit funding.

     Separate account liabilities are recognized in the consolidated balance sheets at an equivalent value of the related separate account assets. Separate account assets, which equal net deposits, net investment income and

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


realized and unrealized investment gains and losses, are fully offset by corresponding amounts credited to the contractholders' liability which is reflected in separate account liabilities. Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the Company believes the value of those assets approximates the estimated fair value of the related separate account liabilities.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

     The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities, bridge loans and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

6.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                             DAC     VOBA    TOTAL
                                                           -------   ----   -------
                                                                 (IN MILLIONS)
Balance at January 1, 2008...............................  $ 8,551   $ 77   $ 8,628
  Capitalizations........................................      901     --       901
                                                           -------   ----   -------
     Subtotal............................................    9,452     77     9,529
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................     (157)     4      (153)
     Other expenses......................................     (909)   (19)     (928)
                                                           -------   ----   -------
       Total amortization................................   (1,066)   (15)   (1,081)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................    2,274    146     2,420
  Effect of foreign currency translation and other.......        2      1         3
                                                           -------   ----   -------
Balance at December 31, 2008.............................   10,662    209    10,871
  Capitalizations........................................      857     --       857
                                                           -------   ----   -------
     Subtotal............................................   11,519    209    11,728
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................      254      1       255
     Other expenses......................................     (648)   (22)     (670)
                                                           -------   ----   -------
       Total amortization................................     (394)   (21)     (415)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................   (1,897)   (52)   (1,949)
                                                           -------   ----   -------
Balance at December 31, 2009.............................    9,228    136     9,364
  Capitalizations........................................      804     --       804
                                                           -------   ----   -------
     Subtotal............................................   10,032    136    10,168
                                                           -------   ----   -------
  Amortization related to:
     Net investment gains (losses).......................     (127)    --      (127)
     Other expenses......................................     (809)   (14)     (823)
                                                           -------   ----   -------
       Total amortization................................     (936)   (14)     (950)
                                                           -------   ----   -------
  Unrealized investment gains (losses)...................   (1,020)    (7)   (1,027)
                                                           -------   ----   -------
Balance at December 31, 2010.............................  $ 8,076   $115   $ 8,191
                                                           =======   ====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $10 million in 2011, $10 million in 2012, $10 million in 2013, $9 million in 2014 and $8 million in 2015.

     Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding DAC and VOBA by segment is as follows:

                                              DAC               VOBA              TOTAL
                                       ----------------   ---------------   ----------------
                                                            DECEMBER 31,
                                       -----------------------------------------------------
                                        2010      2009     2010     2009     2010      2009
                                       ------   -------   ------   ------   ------   -------
                                                           (IN MILLIONS)
Insurance Products...................  $6,143    $7,034    $ 97     $114    $6,240    $7,148
Retirement Products..................   1,866     2,126      17       20     1,883     2,146
Corporate Benefit Funding............      66        66      --       --        66        66
Corporate & Other....................       1         2       1        2         2         4
                                       -- ---    ------    ----     ----    -- ---    ------
  Total..............................  $8,076    $9,228    $115     $136    $8,191    $9,364
                                       == ===    ======    ====     ====    == ===    ======



7.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                  DECEMBER 31,
                                                               ------------------
                                                               2010   2009   2008
                                                               ----   ----   ----
                                                                  (IN MILLIONS)
Balance at January 1,........................................  $111   $111   $108
Acquisitions.................................................    --     --      3
                                                               ----   ----   ----
Balance at December 31,......................................  $111   $111   $111
                                                               ====   ====   ====



     Information regarding goodwill by segment and reporting unit is as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Insurance Products:
  Group life......................................................  $  3   $  3
  Individual life.................................................    27     27
  Non-medical health..............................................    65     65
                                                                    ----   ----
     Total Insurance Products.....................................    95     95
Retirement Products...............................................    10     10
Corporate Benefit Funding.........................................     2      2
Corporate & Other.................................................     4      4
                                                                    ----   ----
       Total......................................................  $111   $111
                                                                    ====   ====



     As described in more detail in Note 1, the Company performed its annual goodwill impairment tests during the third quarter of 2010 based upon data at June 30, 2010. The tests indicated that goodwill was not impaired.

     Management continues to evaluate current market conditions that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Continued deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, were as follows:

                                                            POLICYHOLDER       OTHER POLICY-
                                       FUTURE POLICY          ACCOUNT             RELATED
                                         BENEFITS             BALANCES            BALANCES
                                    ------------------   -----------------   -----------------
                                                           DECEMBER 31,
                                    ----------------------------------------------------------
                                      2010       2009      2010      2009     2010       2009
                                    --------   -------   -------   -------   ------     ------
                                                           (IN MILLIONS)
Insurance Products................  $ 69,529   $68,341   $19,317   $18,947   $5,322     $5,296
Retirement Products...............     6,681     6,400    21,280    21,505       44         41
Corporate Benefit Funding.........    26,391    24,881    48,296    46,103      179        191
Corporate & Other.................       349       338        29        35      104         99
                                    --------   -------   -------   -------   ------     ------
  Total...........................  $102,950   $99,960   $88,922   $86,590   $5,649     $5,627
                                    ========   =======   =======   =======   ======     ======



     See Note 9 for discussion of affiliated reinsurance liabilities included in the table above.

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding VODA and VOCRA, which are reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $412      $427      $431
Acquisitions..............................................     7        --         9
Amortization..............................................   (19)      (15)      (13)
                                                            ----      ----      ----
Balance at December 31,...................................  $400      $412      $427
                                                            ====      ====      ====



     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $22 million in 2011, $25 million in 2012, $27 million in 2013, $29 million in 2014 and $30 million in 2015. See Note 2 for a description of acquisitions and dispositions.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, was as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                            2010      2009      2008
                                                            ----      ----      ----
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $173      $144      $132
Capitalization............................................    42        51        40
Amortization..............................................   (25)      (22)      (28)
                                                            ----      ----      ----
Balance at December 31,...................................  $190      $173      $144
                                                            ====      ====      ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $63.8 billion and $53.0 billion at December 31, 2010 and 2009, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $34.0 billion and $27.4 billion at December 31, 2010 and 2009, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 3.30% and 3.35% at December 31, 2010 and 2009, respectively.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.1 billion and $1.3 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company's proportional interest in separate accounts was included in the consolidated balance sheets as follows:

                                                                    DECEMBER 31,
                                                                   --------------
                                                                   2010      2009
                                                                   ----      ----
                                                                    (IN MILLIONS)
Fixed maturity securities........................................  $245       $--
Equity securities................................................  $  6       $35
Cash and cash equivalents........................................  $ 72       $--


     For the years ended December 31, 2010, 2009 and 2008, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain SPEs that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2010, 2009 and 2008, the Company issued $15.0 billion, $14.1 billion and $18.0 billion, respectively, and repaid $12.3 billion, $16.8 billion and $18.7 billion, respectively, of such funding agreements. At December 31, 2010 and 2009, funding agreements outstanding, which are included in policyholder account balances, were $20.6 billion and $17.3 billion, respectively. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $555 million, $536 million and $911 million, respectively.

     Metropolitan Life Insurance Company is a member of the FHLB of NY and held $890 million and $742 million of common stock of the FHLB of NY at December 31, 2010 and 2009, respectively, which is included in equity securities. MLIC has also entered into funding agreements with the FHLB of NY in exchange for cash and for which the FHLB of NY has been granted a lien on certain MLIC assets, including RMBS to collateralize MLIC's obligations under the funding agreements. MLIC maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by MLIC, the FHLB of NY's recovery on the collateral is limited to the amount of MLIC's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $12.6 billion and $13.7 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances. The advances on these agreements were collateralized by mortgage-backed securities with estimated fair values of $14.2 billion and $15.1 billion at December 31, 2010 and 2009, respectively. During the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $276 million, $333 million and $229 million, respectively.

     During 2010, GALIC became a member of the Federal Home Loan Bank of Des Moines ("FHLB of Des Moines") and held $10 million of common stock of the FHLB of Des Moines at December 31, 2010, which is included in equity securities. GALIC had no funding agreements with the FHLB of Des Moines at December 31, 2010.

     Metropolitan Life Insurance Company has issued funding agreements to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such SPEs was $2.6 billion and $2.5 billion at December 31, 2010 and 2009, respectively, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural mortgage loans with a carrying value of $2.9 billion at both December 31, 2010 and 2009. During the years ended December 31, 2010, 2009 and 2008, interest credited on the funding agreements, which is included in interest credited to policyholder account balances, was $133 million, $132 million and $132 million, respectively.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, is as follows:

                                                         YEARS ENDED DECEMBER 31,
                                                       ---------------------------
                                                         2010      2009      2008
                                                       -------   -------   -------
                                                              (IN MILLIONS)
Balance at January 1,................................  $ 6,302   $ 5,669   $ 5,174
  Less: Reinsurance recoverables.....................      354       266       265
                                                       -------   -------   -------
Net balance at January 1,............................    5,948     5,403     4,909
                                                       -------   -------   -------
Incurred related to:
  Current year.......................................    3,733     4,480     4,063
  Prior years........................................       13       (14)      (86)
                                                       -------   -------   -------
     Total incurred..................................    3,746     4,466     3,977
                                                       -------   -------   -------
Paid related to:
  Current year.......................................   (2,244)   (2,664)   (2,481)
  Prior years........................................   (1,359)   (1,257)   (1,002)
                                                       -------   -------   -------
     Total paid......................................   (3,603)   (3,921)   (3,483)
                                                       -------   -------   -------
Net balance at December 31,..........................    6,091     5,948     5,403
  Add: Reinsurance recoverables......................      448       354       266
                                                       -------   -------   -------
Balance at December 31,..............................  $ 6,539   $ 6,302   $ 5,669
                                                       =======   =======   =======



     During 2010, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years increased by $13 million. During 2009 and 2008, claims and claim

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

adjustment expenses associated with prior years decreased by $14 million and $86 million, respectively, due to improved loss ratios for non-medical health claim liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                                    DECEMBER 31,
                                          ---------------------------------------------------------------
                                                       2010                             2009
                                          ------------------------------   ------------------------------
                                              IN THE             AT            IN THE             AT
                                          EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                          --------------   -------------   --------------   -------------
                                                                   (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value..................     $   4,610       $     N/A        $   4,225       $     N/A
Net amount at risk (2)..................     $      78 (3)   $     N/A        $     218 (3)   $     N/A
Average attained age of
  contractholders.......................      61 years             N/A         60 years             N/A
ANNIVERSARY CONTRACT VALUE OR MINIMUM
  RETURN
Separate account value..................     $  40,114       $  13,797        $  34,891       $   9,739
Net amount at risk (2)..................     $   1,241 (3)   $   1,271 (4)    $   2,516 (3)   $   1,552 (4)
Average attained age of
  contractholders.......................      63 years        59 years         62 years        58 years
TWO TIER ANNUITIES
General account value...................           N/A       $     280              N/A       $     282
Net amount at risk (2)..................           N/A       $      49 (5)          N/A       $      50 (5)
Average attained age of
  contractholders.......................           N/A        62 years              N/A        61 years



                                                                  DECEMBER 31,
                                            -------------------------------------------------------
                                                       2010                          2009
                                            -------------------------     -------------------------
                                             SECONDARY       PAID-UP       SECONDARY       PAID-UP
                                            GUARANTEES     GUARANTEES     GUARANTEES     GUARANTEES
                                            ----------     ----------     ----------     ----------
                                                                 (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS (1)
Account value (general and separate
  account)................................   $   6,194      $   1,250      $   5,679      $   1,297
Net amount at risk (2)....................   $  88,425 (3)  $  10,713 (3)  $  92,771 (3)  $  11,521 (3)
Average attained age of policyholders.....    50 years       57 years       48 years       56 years

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding ceded reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current GMDB in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                                      UNIVERSAL AND VARIABLE
                                                                          LIFE CONTRACTS
                                                                     -----------------------
                                             ANNUITY CONTRACTS
                                        --------------------------
                                        GUARANTEED     GUARANTEED
                                           DEATH     ANNUITIZATION    SECONDARY     PAID-UP
                                         BENEFITS       BENEFITS     GUARANTEES   GUARANTEES   TOTAL
                                        ----------   -------------   ----------   ----------   -----
                                                                (IN MILLIONS)
DIRECT
  Balance at January 1, 2008..........     $ 28           $ 19          $ 13          $12       $ 72
     Incurred guaranteed benefits.....       59             70            14            1        144
     Paid guaranteed benefits.........      (18)            --            --           --        (18)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       69             89            27           13        198
     Incurred guaranteed benefits.....       21             --            40            8         69
     Paid guaranteed benefits.........      (33)            --            --           --        (33)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       57             89            67           21        234
     Incurred guaranteed benefits.....       10             24           179           28        241
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 61           $113          $246          $49       $469
                                           ====           ====          ====          ===       ====
CEDED
  Balance at January 1, 2008..........     $ 20           $  4          $ --          $--       $ 24
     Incurred guaranteed benefits.....       32             22            --           --         54
     Paid guaranteed benefits.........      (12)            --            --           --        (12)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       40             26            --           --         66
     Incurred guaranteed benefits.....       30              2            44            8         84
     Paid guaranteed benefits.........      (33)            --            --           --        (33)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       37             28            44            8        117
     Incurred guaranteed benefits.....       13              8           165           26        212
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 44           $ 36          $209          $34       $323
                                           ====           ====          ====          ===       ====
NET
  Balance at January 1, 2008..........     $  8           $ 15          $ 13          $12       $ 48
     Incurred guaranteed benefits.....       27             48            14            1         90
     Paid guaranteed benefits.........       (6)            --            --           --         (6)
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2008........       29             63            27           13        132
     Incurred guaranteed benefits.....       (9)            (2)           (4)          --        (15)
     Paid guaranteed benefits.........       --             --            --           --         --
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2009........       20             61            23           13        117
     Incurred guaranteed benefits.....       (3)            16            14            2         29
     Paid guaranteed benefits.........       --             --            --           --         --
                                           ----           ----          ----          ---       ----
  Balance at December 31, 2010........     $ 17           $ 77          $ 37          $15       $146
                                           ====           ====          ====          ===       ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
Fund Groupings:
  Equity......................................................  $19,167   $16,701
  Balanced....................................................   11,640     8,762
  Bond........................................................    3,875     3,342
  Money Market................................................      218       369
  Specialty...................................................      886       794
                                                                -------   -------
     Total....................................................  $35,786   $29,968
                                                                =======   =======



9.  REINSURANCE

     The Company's Insurance Products segment participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

     For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $1 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     For other policies within the Insurance Products segment, the Company generally retains most of the risk and only cedes particular risks on certain client arrangements.

     The Company's Retirement Products segment reinsures 90% of the new production of fixed annuities from several affiliates. The Company's Retirement Products segment also reinsures 100% of the living and death benefit guarantees associated with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees associated with its variable annuities issued prior to 2004 to affiliated and non-affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations.

     The Company's Corporate Benefit Funding segment periodically engages in reinsurance activities, as considered appropriate. The impact of these activities on the financial results of this segment has not been significant.

     The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2010 and 2009, were immaterial.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.3 billion and $2.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     At December 31, 2010, the Company had $5.6 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.6 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.6 billion of which were unsecured. At December 31, 2009, the Company had $5.5 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 80%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.4 billion of which were unsecured.

     The Company has reinsured with an unaffiliated third-party reinsurer, 49.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the effect of reinsurance was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                                (IN MILLIONS)
PREMIUMS:
  Direct premiums......................................  $18,793   $19,285   $19,246
  Reinsurance assumed..................................    1,155     1,197     1,334
  Reinsurance ceded....................................   (1,429)   (1,853)   (2,136)
                                                         -------   -------   -------
     Net premiums......................................  $18,519   $18,629   $18,444
                                                         =======   =======   =======
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Direct universal life and investment-type product
     policy fees.......................................  $ 2,627   $ 2,565   $ 2,741
  Reinsurance assumed..................................       13         9         7
  Reinsurance ceded....................................     (565)     (507)     (463)
                                                         -------   -------   -------
     Net universal life and investment-type product
       policy fees.....................................  $ 2,075   $ 2,067   $ 2,285
                                                         =======   =======   =======
OTHER REVENUES:
  Direct other revenues................................  $   750   $   779   $   859
  Reinsurance assumed..................................       (5)       (5)       (5)
  Reinsurance ceded....................................      980       965     1,028
                                                         -------   -------   -------
     Net other revenues................................  $ 1,725   $ 1,739   $ 1,882
                                                         =======   =======   =======
POLICYHOLDER BENEFITS AND CLAIMS:
  Direct policyholder benefits and claims..............  $21,246   $21,570   $21,863
  Reinsurance assumed..................................    1,235     1,045     1,018
  Reinsurance ceded....................................   (1,774)   (1,953)   (2,182)
                                                         -------   -------   -------
     Net policyholder benefits and claims..............  $20,707   $20,662   $20,699
                                                         =======   =======   =======
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Direct interest credited to policyholder account
     balances..........................................  $ 2,581   $ 2,734   $ 3,228
  Reinsurance assumed..................................       28        13        23
  Reinsurance ceded....................................      (86)      (78)      (70)
                                                         -------   -------   -------
     Net interest credited to policyholder account
       balances........................................  $ 2,523   $ 2,669   $ 3,181
                                                         =======   =======   =======
POLICYHOLDER DIVIDENDS:
  Direct policyholder dividends........................  $ 1,475   $ 1,643   $ 1,740
  Reinsurance ceded....................................      (32)      (31)      (24)
                                                         -------   -------   -------
     Net policyholder dividends........................  $ 1,443   $ 1,612   $ 1,716
                                                         =======   =======   =======
OTHER EXPENSES:
  Direct other expenses................................  $ 5,140   $ 4,945   $ 5,681
  Reinsurance assumed..................................      462       427       182
  Reinsurance ceded....................................      657       637       715
                                                         -------   -------   -------
     Net other expenses................................  $ 6,259   $ 6,009   $ 6,578
                                                         =======   =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the effect of reinsurance was as follows at:

                                                                DECEMBER 31, 2010
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....  $ 26,802    $  476   $25,316      $  1,010
Deferred policy acquisition costs and value of
  business acquired.............................     8,191       342      (473)        8,322
                                                  --------    ------   -------      --------
  Total assets..................................  $ 34,993    $  818   $24,843      $  9,332
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $102,950    $1,723   $    --      $101,227
Policyholder account balances...................    88,922       320        --        88,602
Other policy-related balances...................     5,649       279       (78)        5,448
Other liabilities...............................    35,113     7,543    20,055         7,515
                                                  --------    ------   -------      --------
  Total liabilities.............................  $232,634    $9,865   $19,977      $202,792
                                                  ========    ======   =======      ========




                                                                DECEMBER 31, 2009
                                                  --------------------------------------------
                                                    TOTAL
                                                   BALANCE                       TOTAL, NET OF
                                                    SHEET    ASSUMED    CEDED     REINSURANCE
                                                  --------   -------   -------   -------------
                                                                  (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables.....  $ 26,375    $  525   $24,885      $    965
Deferred policy acquisition costs and value of
  business acquired.............................     9,364       343      (575)        9,596
                                                  --------    ------   -------      --------
  Total assets..................................  $ 35,739    $  868   $24,310      $ 10,561
                                                  ========    ======   =======      ========
LIABILITIES:
Future policy benefits..........................  $ 99,960    $1,771   $    --      $ 98,189
Policyholder account balances...................    86,590       810        --        85,780
Other policy-related balances...................     5,627       270      (169)        5,526
Other liabilities...............................    33,690     6,788    19,150         7,752
                                                  --------    ------   -------      --------
  Total liabilities.............................  $225,867    $9,639   $18,981      $197,247
                                                  ========    ======   =======      ========



     Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded reinsurance were $18.2 billion and $18.3 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed reinsurance were $7.1 billion and $6.9 billion at December 31, 2010 and 2009, respectively.

  RELATED PARTY REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter, First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Insurance Company, MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

     Information regarding the effect of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                             2010     2009     2008
                                                            ------   ------   -----
                                                                 (IN MILLIONS)
PREMIUMS:
  Reinsurance assumed (1).................................  $   88   $   66   $  43
  Reinsurance ceded.......................................     (63)     (43)    (46)
                                                            ------   ------   -----
     Net premiums.........................................  $   25   $   23   $  (3)
                                                            ======   ======   =====
UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCT POLICY FEES:
  Reinsurance assumed.....................................  $   13   $    9   $   7
  Reinsurance ceded.......................................    (230)    (177)   (178)
                                                            ------   ------   -----
     Net universal life and investment-type product policy
       fees...............................................  $ (217)  $ (168)  $(171)
                                                            ======   ======   =====
OTHER REVENUES:
  Reinsurance assumed.....................................  $   (5)  $   (4)  $  (5)
  Reinsurance ceded (2)...................................     908      901     923
                                                            ------   ------   -----
     Net other revenues...................................  $  903   $  897   $ 918
                                                            ======   ======   =====
POLICYHOLDER BENEFITS AND CLAIMS:
  Reinsurance assumed (1).................................  $  112   $   75   $  57
  Reinsurance ceded.......................................    (129)     (91)   (133)
                                                            ------   ------   -----
     Net policyholder benefits and claims.................  $  (17)  $  (16)  $ (76)
                                                            ======   ======   =====
INTEREST CREDITED TO POLICYHOLDER ACCOUNT BALANCES:
  Reinsurance assumed.....................................  $   26   $   10   $  22
  Reinsurance ceded.......................................     (86)     (78)    (70)
                                                            ------   ------   -----
     Net interest credited to policyholder account
       balances...........................................  $  (60)  $  (68)  $ (48)
                                                            ======   ======   =====
POLICYHOLDER DIVIDENDS:
  Reinsurance assumed.....................................  $   --   $   --   $  --
  Reinsurance ceded.......................................     (16)     (18)    (20)
                                                            ------   ------   -----
     Net policyholder dividends...........................  $  (16)  $  (18)  $ (20)
                                                            ======   ======   =====
OTHER EXPENSES:
  Reinsurance assumed.....................................  $  362   $  331   $ 128
  Reinsurance ceded (1), (2)..............................     826      791     825
                                                            ------   ------   -----
     Net other expenses...................................  $1,188   $1,122   $ 953
                                                            ======   ======   =====



--------

   (1) As a result of the RGA transaction discussed in Note 2, reinsurance transactions between RGA and affiliates were no longer considered affiliated transactions. For purposes of comparison, the 2008 affiliated transactions

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

       between RGA and affiliates have been removed from the presentation in the table above. Affiliated transactions between RGA and affiliates for the year ended December 31, 2008 included assumed premiums, assumed benefits and other expenses on ceded reinsurance of ($14) million, $42 million and $6 million, respectively.

   (2) In connection with the cession of a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, the Company recognized $908 million and $819 million of interest earned on the deposit included within premiums, reinsurance and other receivables, as well as certain administrative fees for the years ended December 31, 2010 and 2009, respectively. The Company also recognized in other expenses $898 million, $888 million and $911 million of interest expense associated with the funds withheld for the years ended December 31, 2010, 2009 and 2008, respectively.

     Information regarding the effect of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                DECEMBER 31,
                                                   -------------------------------------
                                                          2010                2009
                                                   -----------------   -----------------
                                                   ASSUMED    CEDED    ASSUMED    CEDED
                                                   -------   -------   -------   -------
                                                               (IN MILLIONS)
ASSETS:
Premiums, reinsurance and other receivables......   $   14   $19,423    $   14   $19,035
Deferred policy acquisition costs and value of
  business acquired..............................      310      (323)      307      (399)
                                                    ------   -------    ------   -------
  Total assets...................................   $  324   $19,100    $  321   $18,636
                                                    ======   =======    ======   =======
LIABILITIES:
Future policy benefits...........................   $  401   $    --    $  400   $    --
Policyholder account balances....................      281        --       721        --
Other policy-related balances....................       49       (78)       30      (169)
Other liabilities................................    7,059    17,844     6,440    17,034
                                                    ------   -------    ------   -------
  Total liabilities..............................   $7,790   $17,766    $7,591   $16,865
                                                    ======   =======    ======   =======



     MLIC cedes two blocks of business to an affiliate on a 75% coinsurance with funds withheld basis. Certain contractual features of this agreement qualify as an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and decreased the funds withheld balance by $9 million at December 31, 2010. The change in fair value of the embedded derivative included in net derivative gains (losses), was $9 million for the year ended December 31, 2010. The reinsurance agreement also includes an experience refund provision, whereby some or all of the profits on the underlying reinsurance agreement are returned to MLIC from the affiliated reinsurer during the first several years of the reinsurance agreement. The experience refund reduced the funds withheld by MLIC from the affiliated reinsurer by $27 million at December 31, 2010, and was considered unearned revenue, amortized over the life of the contract using the same assumptions as used for the DAC associated with the underlying policies. Amortization and interest of the unearned revenue associated with the experience refund was $5 million for the year ended December 31, 2010, respectively, and is included in universal life and investment-type product policy fees in the consolidated statement of operations. At December 31, 2010, unearned revenue related to the experience refund was $22 million, and is included in other policy-related balances in the consolidated balance sheets.

     The Company cedes risks to an affiliate related to guaranteed minimum benefit guarantees written by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value were included within net derivative gains (losses). The embedded derivatives associated with the cessions were included within premiums, reinsurance and other receivables and were assets of $295 million and $263 million at

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2010 and 2009, respectively. For the years ended December 31, 2010, 2009 and 2008, net derivative gains (losses) included ($66) million, ($596) million and $729 million, respectively, in changes in fair value of such embedded derivatives.

     Certain contractual features of the closed block agreement with MRC create an embedded derivative, which was separately accounted for at estimated fair value on the Company's consolidated balance sheet. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $697 million and $101 million at December 31, 2010 and 2009, respectively. The change in estimated fair value of the embedded derivative, included in net derivative gains (losses), was ($596) million, ($1,304) million and $1,203 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.4 billion and $1.3 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2010 and 2009, respectively.

     Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on ceded affiliated reinsurance were $15.8 billion and $15.9 billion at December 31, 2010 and 2009, respectively. The deposit liabilities for assumed affiliated reinsurance were $7.0 billion and $6.8 billion at December 31, 2010 and 2009, respectively.

10.  CLOSED BLOCK

     On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

     Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. The policyholder dividend obligation increased to $876 million at December 31, 2010, from zero at December 31, 2009, as a result of recent unrealized gains in the closed block. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block was as follows:

                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2010      2009
                                                                -------   -------
                                                                  (IN MILLIONS)
CLOSED BLOCK LIABILITIES
Future policy benefits........................................  $43,456   $43,576
Other policy-related balances.................................      316       307
Policyholder dividends payable................................      579       615
Policyholder dividend obligation..............................      876        --
Current income tax payable....................................      178        --
Other liabilities.............................................      627       576
                                                                -------   -------
  Total closed block liabilities..............................   46,032    45,074
                                                                -------   -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,067 and $27,129,
     respectively)............................................   28,768    27,375
  Equity securities available-for-sale, at estimated fair
     value (cost: $110 and $204, respectively)................      102       218
  Mortgage loans..............................................    6,253     6,200
  Policy loans................................................    4,629     4,538
  Real estate and real estate joint ventures held-for-
     investment...............................................      328       321
  Short-term investments......................................        1         1
  Other invested assets.......................................      729       463
                                                                -------   -------
     Total investments........................................   40,810    39,116
Cash and cash equivalents.....................................      236       241
Accrued investment income.....................................      518       489
Premiums, reinsurance and other receivables...................       95        78
Current income tax recoverable................................       --       112
Deferred income tax assets....................................      474       612
                                                                -------   -------
  Total assets designated to the closed block.................   42,133    40,648
                                                                -------   -------
Excess of closed block liabilities over assets designated to
  the closed block............................................    3,899     4,426
                                                                -------   -------
Amounts included in accumulated other comprehensive income
  (loss):
  Unrealized investment gains (losses), net of income tax of
     $594 and $89, respectively...............................    1,101       166
  Unrealized gains (losses) on derivative instruments, net of
     income tax of $5 and ($3), respectively..................       10        (5)
  Allocated to policyholder dividend obligation, net of income
     tax of ($307) and $0, respectively.......................     (569)       --
                                                                -------   -------
     Total amounts included in accumulated other comprehensive
       income (loss)..........................................      542       161
                                                                -------   -------
Maximum future earnings to be recognized from closed block
  assets and liabilities......................................  $ 4,441   $ 4,587
                                                                =======   =======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block policyholder dividend obligation was as follows:

                                                                   YEARS ENDED
                                                                   DECEMBER 31,
                                                               -------------------
                                                               2010   2009    2008
                                                               ----   ----   -----
                                                                  (IN MILLIONS)
Balance at January 1,........................................  $ --    $--   $ 789
Change in unrealized investment and derivative gains
  (losses)...................................................   876     --    (789)
                                                               ----    ---   -----
Balance at December 31,......................................  $876    $--   $  --
                                                               ====    ===   =====



     Information regarding the closed block revenues and expenses was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
REVENUES
Premiums.................................................  $2,461   $2,708   $2,787
Net investment income....................................   2,294    2,197    2,248
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity
     securities..........................................     (32)    (107)     (94)
  Other-than-temporary impairments on fixed maturity
     securities transferred to other comprehensive income
     (loss)..............................................      --       40       --
  Other net investment gains (losses)....................      71      327      (19)
                                                           ------   ------   ------
     Total net investment gains (losses).................      39      260     (113)
  Net derivative gains (losses)..........................     (27)    (128)      29
                                                           ------   ------   ------
     Total revenues......................................   4,767    5,037    4,951
                                                           ------   ------   ------
EXPENSES
Policyholder benefits and claims.........................   3,115    3,329    3,393
Policyholder dividends...................................   1,235    1,394    1,498
Other expenses...........................................     199      203      217
                                                           ------   ------   ------
     Total expenses......................................   4,549    4,926    5,108
                                                           ------   ------   ------
Revenues, net of expenses before provision for income tax
  expense (benefit)......................................     218      111     (157)
Provision for income tax expense (benefit)...............      72       36      (68)
                                                           ------   ------   ------
Revenues, net of expenses and provision for income tax
  expense (benefit)......................................  $  146   $   75   $  (89)
                                                           ======   ======   ======



     The change in the maximum future earnings of the closed block was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Balance at December 31,..................................  $4,441   $4,587   $4,518
Less:
  Closed block adjustment (1)............................      --      144       --
Balance at January 1,....................................   4,587    4,518    4,429
                                                           ------   ------   ------
Change during year.......................................  $ (146)  $  (75)  $   89
                                                           ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

--------

   (1) The closed block adjustment represents an intra-company reallocation of assets which affected the closed block. The adjustment had no impact on the Company's consolidated financial statements.

     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

11.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                          RANGE         AVERAGE    MATURITY    2010     2009
                                       -----------     --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Surplus notes -- affiliated..........  2.23%-7.38%       4.61%    2011-2037   $1,874   $1,986
Surplus notes........................  7.63%-7.88%       7.85%    2015-2025      699      698
Capital notes -- affiliated..........     7.13%          7.13%    2032-2033      500      500
Mortgage loans -- affiliated.........  7.01%-7.26%       7.18%       2020        199      200
Other notes with varying interest
  rates..............................  3.76%-8.56%       8.45%    2011-2017      102       65
Secured demand note -- affiliated....     0.50%          0.50%       2011         25       25
Capital lease obligations............                                             27       28
                                                                              ------   ------
Total long-term debt (1).............                                          3,426    3,502
Total short-term debt................                                            102      319
                                                                              ------   ------
  Total..............................                                         $3,528   $3,821
                                                                              ======   ======



--------

   (1) Excludes $184 million at December 31, 2010 of long-term debt relating to CSEs. See Note 3.

     The aggregate maturities of long-term debt at December 31, 2010 for the next five years and thereafter are $853 million in 2011, less than $1 million in 2012, less than $1 million in 2013, $217 million in 2014, $388 million in 2015 and $1,968 million thereafter.

     Capital lease obligations, mortgage loans and the secured demand note are collateralized and rank highest in priority, followed by unsecured senior debt which consists of other notes with varying interest rates. Payments of interest and principal on the Company's surplus notes and capital notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile, whereas such payments on capital notes may or may not require this prior approval.

     Certain of the Company's debt instruments, credit facilities and committed facilities contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all covenants at both December 31, 2010 and 2009.

  SURPLUS NOTES -- AFFILIATED

     On December 29, 2010, Metropolitan Life Insurance Company repaid a $300 million surplus note to MetLife, Inc. in cash. The note was issued in December 2009, with an original maturity of 2011 and an interest rate of 6-month LIBOR plus 1.80%. The issuance was settled by the transfer of securities from MetLife, Inc. to the Company.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On November 8, 2010, Metropolitan Life Insurance Company issued a $188 million surplus note to MetLife Mexico, S.A. ("MetLife Mexico"), an affiliate, maturing in 2015 with an interest rate of 3.0%.

     In December 2009, Metropolitan Life Insurance Company's $700 million surplus note issued to MetLife, Inc. was renewed and increased to $775 million, extending the maturity to 2011 with an interest rate of 6-month LIBOR plus 1.80%.

     In September 2009, Metropolitan Life Insurance Company issued a $217 million surplus note to MetLife Mexico, maturing in 2014 with an interest rate of 6.46%.

  MORTGAGE LOANS -- AFFILIATED

     In December 2009, two wholly-owned real estate subsidiaries of the Company issued notes aggregating $200 million to MetLife Insurance Company of Connecticut and its wholly-owned subsidiary, MetLife Investors USA Insurance Company, both affiliates of the Company. These affiliated mortgage loans are secured by real estate held by the Company for investment. Of these loans, $60 million bears interest at a rate of 7.01% payable in quarterly interest payments through maturity in 2020, and $140 million bears interest at a rate of 7.26% and is payable in quarterly principal and interest payments through maturity in 2020.

  SECURED DEMAND NOTE -- AFFILIATED

     Effective September 2008, the Company entered into a secured demand note collateral agreement with an affiliate pursuant to which the affiliate pledged securities to the Company to collateralize its obligation to lend $25 million to the Company. The Company has not exercised its right to sell or repledge the collateral.

  SHORT-TERM DEBT

     Short-term debt with maturities of one year or less was $102 million and $319 million at December 31, 2010 and 2009, respectively, which consisted entirely of commercial paper. During the years ended December 31, 2010, 2009 and 2008, the weighted average interest rate on short-term debt was 0.21%, 0.35% and 2.40%, respectively. During the years ended December 31, 2010, 2009 and 2008, the average daily balance of short-term debt was $311 million, $365 million and $421 million, respectively, and was outstanding for an average of 29 days, 23 days and 25 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $202 million, $166 million and $192 million for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts include $143 million, $105 million and $120 million of interest expense related to affiliated debt for the years ended December 31, 2010, 2009 and 2008, respectively.

  CREDIT AND COMMITTED FACILITIES

     The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2010. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

     Credit Facilities. The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed by the Company

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


associated with these credit facilities were $8 million, $6 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on these credit facilities at December 31, 2010 is as follows:

                                                               LETTER OF
                                                                 CREDIT                   UNUSED
BORROWER(S)                           EXPIRATION    CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS
-----------------------------------  ------------   --------   ---------   ---------   -----------
                                                             (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................  October 2011    $1,000      $   --       $--         $1,000
MetLife, Inc. and MetLife Funding,
  Inc. ............................  October 2013 (1) 3,000       1,507        --          1,493
                                                     ------      ------       ---         ------
  Total............................                  $4,000      $1,507       $--         $2,493
                                                     ======      ======       ===         ======



--------

   (1) All borrowings under the credit agreement must be repaid by October 2013, except that letters of credit outstanding upon termination may remain outstanding until October 2014.

     Committed Facilities. The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed by the Company associated with this committed facility were $4 million, $3 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively. Information on the committed facility at December 31, 2010 is as follows:

                                                         LETTER OF
                                                           CREDIT                   UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)        EXPIRATION   CAPACITY   ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------------  ----------   --------   ---------   ---------   -----------   --------
                                                              (IN MILLIONS)
Exeter Reassurance Company
  Ltd., MetLife, Inc. &
  Missouri Reinsurance
  (Barbados), Inc. ............   June 2016     $500        $490        $--          $10           5


12.  INCOME TAX

     The provision for income tax from continuing operations was as follows:

                                                              YEARS ENDED DECEMBER
                                                                      31,
                                                            -----------------------
                                                            2010     2009     2008
                                                            ----   -------   ------
                                                                 (IN MILLIONS)
Current:
  Federal.................................................  $309   $   212   $ (295)
  State and local.........................................     4         3        2
  Foreign.................................................    46       174      253
                                                            ----   -------   ------
     Subtotal.............................................   359       389      (40)
                                                            ----   -------   ------
Deferred:
  Federal.................................................   354    (2,226)   1,668
  Foreign.................................................    69       (53)      22
                                                            ----   -------   ------
     Subtotal.............................................   423    (2,279)   1,690
                                                            ----   -------   ------
       Provision for income tax expense (benefit).........  $782   $(1,890)  $1,650
                                                            ====   =======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           -----   -------   ------
                                                                 (IN MILLIONS)
Tax provision at U.S. statutory rate.....................  $ 895   $(1,548)  $1,758
Tax effect of:
  Tax-exempt investment income...........................   (100)     (149)    (116)
  State and local income tax.............................      1        --        1
  Prior year tax.........................................     48       (11)      52
  Tax credits............................................    (72)      (85)     (56)
  Foreign tax rate differential and change in valuation
     allowance...........................................      5       (77)     (14)
  Other, net.............................................      5       (20)      25
                                                           -----   -------   ------
     Provision for income tax expense (benefit)..........  $ 782   $(1,890)  $1,650
                                                           =====   =======   ======



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                                    DECEMBER 31,
                                                                  ---------------
                                                                   2010     2009
                                                                  ------   ------
                                                                   (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables......................  $2,787   $3,245
  Net operating loss carryforwards..............................      24       49
  Employee benefits.............................................     632      751
  Capital loss carryforwards....................................      12        5
  Tax credit carryforwards......................................     287      296
  Net unrealized investment losses..............................      --      326
  Litigation-related and government mandated....................     220      239
  Other.........................................................      17       24
                                                                  ------   ------
                                                                   3,979    4,935
  Less: Valuation allowance.....................................      38       26
                                                                  ------   ------
                                                                   3,941    4,909
                                                                  ------   ------
Deferred income tax liabilities:
  Investments, including derivatives............................   1,219    1,338
  DAC...........................................................   2,235    2,283
  Net unrealized investment gains...............................   1,239       --
  Intangibles...................................................     189      184
  Other.........................................................       9       10
                                                                  ------   ------
                                                                   4,891    3,815
                                                                  ------   ------
  Net deferred income tax asset (liability).....................  $ (950)  $1,094
                                                                  ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Domestic net operating loss carryforwards of $29 million at December 31, 2010 will expire beginning in 2020. State net operating loss carryforwards of $26 million at December 31, 2010 will expire beginning in 2011. Foreign net operating loss carryforwards of $38 million at December 31, 2010 were generated in various foreign countries with expiration periods of five years to indefinite expiration. Foreign capital loss carryforwards of $35 million at December 31, 2010 will expire beginning in 2014. Tax credit carryforwards were $287 million at December 31, 2010.

     The Company has recorded a valuation allowance related to tax benefits of certain state and foreign net operating and capital loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2010, the Company recorded an overall increase to the deferred tax valuation allowance of $12 million, comprised of an increase of $4 million related to certain state and foreign net operating loss carryforwards and an increase of $8 million related to certain foreign capital loss carryforwards.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In early 2009, the Company and the IRS completed and substantially settled the audit years of 2000 to 2002. A few issues not settled have been escalated to the next level, IRS Appeals. In April 2010, the IRS exam of the current audit cycle, years 2003 to 2006, began.

     The Company's liability for unrecognized tax benefits may decrease in the next 12 months pending the outcome of remaining issues, tax-exempt income and tax credits, associated with the 2000 to 2002 IRS audit. A reasonable estimate of the decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

     At December 31, 2010, the Company's total amount of unrecognized tax benefits was $499 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $432 million. The total amount of unrecognized tax benefits decreased by $93 million from December 31, 2009 primarily due to decreases for tax positions of prior years and settlements reached with the IRS. Settlements with tax authorities amounted to $31 million, all of which was reclassified to current and deferred income tax payable, as applicable, with $1 million paid in 2010.

     At December 31, 2009, the Company's total amount of unrecognized tax benefits was $592 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $490 million. The total amount of unrecognized tax benefits decreased by $1 million from December 31, 2008 primarily due to additions for tax positions of the current and prior years offset by settlements reached with the IRS. Settlements with tax authorities amounted to $45 million, of which $43 million was reclassified to current income tax payable and paid in 2009 and $2 million reduced current income tax expense.

     At December 31, 2008, the Company's total amount of unrecognized tax benefits was $593 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $485 million. The total amount of unrecognized tax benefits decreased by $62 million from December 31, 2007 primarily due to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


settlements reached with the IRS with respect to certain significant issues involving demutualization, leasing and tax credits offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $135 million, were reclassified to current and deferred income tax payable, as applicable, of which $2 million was paid in 2008 and $133 million was paid in 2009.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                  YEARS ENDED
                                                                  DECEMBER 31,
                                                              -------------------
                                                              2010   2009    2008
                                                              ----   ----   -----
                                                                 (IN MILLIONS)
Balance at January 1,.......................................  $592   $593   $ 655
Additions for tax positions of prior years..................     2     42       4
Reductions for tax positions of prior years.................   (54)   (30)    (33)
Additions for tax positions of current year.................     2     34     120
Reductions for tax positions of current year................    (1)    (2)    (12)
Settlements with tax authorities............................   (31)   (45)   (135)
Lapses of statutes of limitations...........................   (11)    --      (6)
                                                              ----   ----   -----
Balance at December 31,.....................................  $499   $592   $ 593
                                                              ====   ====   =====



     During the year ended December 31, 2010, the Company recognized $27 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2010, the Company had $176 million of accrued interest associated with the liability for unrecognized tax benefits. The $4 million increase from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $27 million of interest expense and a $23 million decrease primarily resulting from the aforementioned IRS settlements. Of the $23 million decrease, $9 million has been reclassified to current income tax payable of which $2 million was paid in 2010. The remaining $14 million reduced interest expense.

     During the year ended December 31, 2009, the Company recognized $38 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2009, the Company had $172 million of accrued interest associated with the liability for unrecognized tax benefits. The $16 million increase from December 31, 2008 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $38 million of interest expense and a $22 million decrease primarily resulting from the aforementioned IRS settlements. Of the $22 million decrease, $20 million was reclassified to current income tax payable and was paid in 2009. The remaining $2 million reduced interest expense.

     During the year ended December 31, 2008, the Company recognized $33 million in interest expense associated with the liability for unrecognized tax benefits. At December 31, 2008, the Company had $156 million of accrued interest associated with the liability for unrecognized tax benefits. The $41 million decrease from December 31, 2007 in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $33 million of interest expense and a $74 million decrease primarily resulting from the aforementioned IRS settlements. Of the $74 million decrease, $73 million was reclassified to current income tax payable in 2008, with $4 million and $69 million paid in 2008 and 2009, respectively. The remaining $1 million reduced interest expense.

     The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2010 and 2009, the Company recognized an income tax benefit of $38 million and $101 million, respectively, related to the separate account DRD. The 2010 benefit included an expense of $23 million related to a true-up of the 2009 tax return. The 2009 benefit included a benefit of $10 million related to a true-up of the 2008 tax return.

13.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. Estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2010.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs-- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                                 DECEMBER 31,
                                                         ---------------------------
                                                           2010      2009      2008
                                                         -------   -------   -------
                                                         (IN MILLIONS, EXCEPT NUMBER
                                                                  OF CLAIMS)
Asbestos personal injury claims at year end............   68,513    68,804    74,027
Number of new claims during the year...................    5,670     3,910     5,063
Settlement payments during the year (1)................  $  34.9   $  37.6   $  99.0


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2007, Metropolitan Life Insurance Company received approximately 7,161 new claims, ending the year with a total of approximately 79,717 claims, and paid approximately $28.2 million for settlements reached in 2007 and prior years. In 2006, Metropolitan Life Insurance Company received approximately 7,870 new claims, ending the year with a total of approximately 87,070 claims, and paid approximately $35.5 million for settlements reached in 2006 and prior years. In 2005, Metropolitan Life Insurance Company received approximately 18,500 new claims, ending the year with a total of approximately 100,250 claims, and paid approximately $74.3 million for settlements reached in 2005 and prior years. In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provided for recovery of losses up to $1.5 billion in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims would have arisen at the end of 2008. On September 29, 2008, Metropolitan Life Insurance Company entered into agreements commuting the excess insurance policies at September 30, 2008. As a result of the commutation of the policies, Metropolitan Life Insurance Company received cash and securities totaling $632 million. Of this total, Metropolitan Life Insurance Company received $115 million in fixed maturity securities on September 26, 2008, $200 million in cash on October 29, 2008, and $317 million in cash on January 29, 2009. Metropolitan Life Insurance Company recognized a loss on commutation of the policies in the amount of $35.3 million during 2008.

     In the years prior to commutation, the excess insurance policies for asbestos-related claims were subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. Amounts were recoverable under the policies annually with respect to claims paid during the prior calendar year. Each asbestos-related policy contained an experience fund and a reference fund that provided for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund was greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund was less than the return specified in the experience fund. The return in the reference fund was tied to performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2008 for the amounts paid with respect to asbestos litigation in excess of the retention. The foregone loss reimbursements were approximately $62.2 million with respect to claims for the period of 2002 through 2007. Because the policies were commuted at September 30, 2008, there will be no claims under the policies or forgone loss reimbursements with respect to payments made in 2008 and thereafter.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Based upon its regular reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2010.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC"); federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

     United States of America v. EME Homer City Generation, L.P., et al. (W.D. Pa., filed January 4, 2011). On January 4, 2011, the United States commenced a civil action in United States District Court for the Western District of Pennsylvania against EME Homer City Generation L.P. ("EME Homer City"), Homer City OL6 LLC, and other defendants regarding the operations of the Homer City Generating Station, an electricity generating facility. Homer City OL6 LLC, an entity owned by Metropolitan Life Insurance Company, is a passive investor with a noncontrolling interest in the electricity generating facility, which is solely operated by the lessee, EME Homer City. The complaint seeks injunctive relief and assessment of civil penalties for alleged violations of the federal Clean Air Act and Pennsylvania's State Implementation Plan. The alleged violations were the subject of Notices of Violations ("NOVs") that the Environmental Protection Agency ("EPA") issued to EME Homer City, Homer City OL6 LLC, and others in June 2008 and May 2010. On January 7, 2011, the United States District Court for the Western District of Pennsylvania granted the motion by the Pennsylvania Department of Environmental Protection and the State of New York to intervene in the lawsuit as additional plaintiffs. On February 16, 2011, the State of New Jersey filed an Intervenor's Complaint in the lawsuit. On January 7, 2011, two plaintiffs filed a putative class action titled Scott Jackson and Maria Jackson v. EME Homer City Generation L.P., et. al. in the United States District Court for the Western District of Pennsylvania on behalf of a putative class of persons who have allegedly incurred damage to their persons and/or property because of the violations alleged in the action brought by the United States. Homer City OL6 LLC is a defendant in this action. EME Homer City has acknowledged its obligation to indemnify Homer City OL6 LLC for any claims relating to the NOVs.

     In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida. In July 2010, the EPA advised Metropolitan Life Insurance Company that it believed payments were due under two settlement

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and a third party for past costs and for future environmental testing costs at the Chemform Site.

     Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, New England Life Insurance Company ("NELICO"), GALIC, and New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices related investigations or inquiries.

  Retained Asset Account Matters

     The New York Attorney General announced on July 29, 2010 that his office had launched a major fraud investigation into the life insurance industry for practices related to the use of retained asset accounts as a settlement option for death benefits and that subpoenas requesting comprehensive data related to retained asset accounts had been served on the Company and other insurance carriers. The Company received the subpoena on July 30, 2010. The Company also has received requests for documents and information from U.S. congressional committees and members as well as various state regulatory bodies, including the New York State Insurance Department (the "Department"). It is possible that other state and federal regulators or legislative bodies may pursue similar investigations or make related inquiries. Management cannot predict what effect any such investigations might have on the Company's earnings or the availability of the Company's retained asset account known as the Total Control Account ("TCA"), but management believes that the Company's consolidated financial statements taken as a whole would not be materially affected. Management believes that any allegations that information about the TCA is not adequately disclosed or that the accounts are fraudulent or otherwise violate state or federal laws are without merit. Metropolitan Life Insurance Company is a defendant in lawsuits related to the TCA. The lawsuits include claims of breach of contract, breach of a common law fiduciary duty or a quasi fiduciary duty such as a confidential or special relationship, or breach of a fiduciary duty under the Employee Retirement Income Security Act of 1974 ("ERISA").

     Clark, et al. v. Metropolitan Life Insurance Company (D. Nev., filed March 28, 2008). This putative class action lawsuit alleges breach of contract and breach of a common law fiduciary and/or quasi-fiduciary duty arising from use of the TCA to pay life insurance policy death benefits. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In March 2009, the court granted in part and denied in part Metropolitan Life Insurance Company's motion to dismiss, dismissing the fiduciary duty and unjust enrichment claims but allowing a breach of contract claim and a special or confidential relationship claim to go forward. On September 9, 2010, the court granted Metropolitan Life Insurance Company's motion for summary judgment. On September 20, 2010, plaintiff filed a Notice of Appeal to the United States Court of Appeals for the Ninth Circuit.

     Faber, et al. v. Metropolitan Life Insurance Company (S.D.N. Y., filed December 4, 2008). This putative class action lawsuit alleges that Metropolitan Life Insurance Company's use of the TCA as the settlement option under

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


group life insurance policies violates Metropolitan Life Insurance Company's fiduciary duties under ERISA. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. On October 23, 2009, the court granted Metropolitan Life Insurance Company's motion to dismiss with prejudice. On November 24, 2009, plaintiffs filed a Notice of Appeal to the United States Court of Appeals for the Second Circuit.

     Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010). This putative class action lawsuit raises a breach of contract claim arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees Group Life Insurance program. As damages, plaintiffs seek disgorgement of the difference between the interest paid to the account holders and the investment earnings on the assets backing the accounts. In September 2010, plaintiffs filed a motion for class certification of the breach of contract claim, which the court has stayed. On November 22, 2010, Metropolitan Life Insurance Company filed a motion to dismiss.

  Other Litigation

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc ("MSI"). Plaintiffs asserted legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs sought rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. In August 2009, the district court granted defendants' motion for summary judgment. On February 2, 2011, the United States Court of Appeals for the Tenth Circuit affirmed the judgment of the district court granting Metropolitan Life Insurance Company's and MSI's summary judgment motion.

     Sales Practices Claims. Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

     Sun Life Assurance Company of Canada v. Metropolitan Life Ins. Co. (Super. Ct., Ontario, October 2006). In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed this lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Kang v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in this lawsuit. Metropolitan Life Insurance Company is currently not a party to the Kang v. Sun Life lawsuit.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not possible to predict the ultimate outcome or provide reasonable ranges of potential losses of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

     Assets and liabilities held for insolvency assessments were as follows:

                                                                       DECEMBER
                                                                         31,
                                                                     -----------
                                                                     2010   2009
                                                                     ----   ----
                                                                         (IN
                                                                      MILLIONS)
Other Assets:
  Premium tax offset for future undiscounted assessments...........   $42    $40
  Premium tax offsets currently available for paid assessments.....     7      8
                                                                      ---    ---
                                                                      $49    $48
                                                                      ===    ===
Other Liabilities:
  Insolvency assessments...........................................   $63    $60
                                                                      ===    ===



     Net assessments levied against the Company were $3 million and $2 million for the years ended December 31, 2010 and 2008, respectively. Net assessments levied against the Company were insignificant for the year ended December 31, 2009.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                                 GROSS
                                                           RENTAL   SUBLEASE    RENTAL
                                                           INCOME    INCOME    PAYMENTS
                                                           ------   --------   --------
                                                                   (IN MILLIONS)
2011.....................................................   $359       $15       $192
2012.....................................................   $310       $14       $167
2013.....................................................   $273       $13       $155
2014.....................................................   $232       $10       $116
2015.....................................................   $184       $ 6       $106
Thereafter...............................................   $461       $44       $909


     During 2008, MetLife, Inc. moved certain of its operations in New York from Long Island City, Queens to Manhattan. As a result of this movement of operations and current market conditions, which precluded the immediate and complete sublet of all unused space in both Long Island City and Manhattan, the Company incurred a lease impairment charge of $38 million which is included within other expenses in Corporate & Other. The impairment charge was determined based upon the present value of the gross rental payments less sublease income discounted at a risk-adjusted rate over the remaining lease terms which range from 15-20 years. The Company has made assumptions with respect to the timing and amount of future sublease income in the determination of this impairment charge. During 2009, pending sublease deals were impacted by the further decline of market conditions, which resulted in an additional lease impairment charge of $52 million. See Note 16 for discussion of $28 million of such charges related to restructuring. Additional impairment charges could be incurred should market conditions deteriorate further or last for a period significantly longer than anticipated.

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.4 billion and $2.6 billion at December 31, 2010 and 2009, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $2.5 billion and $1.3 billion at December 31, 2010 and 2009, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $1,997 million and $763 million at December 31, 2010 and 2009, respectively.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.1 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2010, the Company did not record any additional liabilities for indemnities, guarantees and commitments. The Company's recorded liabilities were $3 million at both December 31, 2010 and 2009, for indemnities, guarantees and commitments.

14.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2010, the majority of active participants were accruing benefits under the cash balance formula; however, approximately 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. The Company's proportionate share of net pension expense related to its sponsored pension plans was $309 million and $355 million for the years ended December 31, 2010 and 2009, respectively.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement was less than $1 million and $70 million for the years ended December 31, 2010 and 2009, respectively.

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                                            OTHER
                                                         PENSION        POSTRETIREMENT
                                                         BENEFITS          BENEFITS
                                                     ---------------   ---------------
                                                                DECEMBER 31,
                                                     ---------------------------------
                                                      2010     2009     2010     2009
                                                     ------   ------   ------   ------
                                                               (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at January 1,...................  $6,287   $5,993   $1,829   $1,616
  Service costs....................................     150      147       17       22
  Interest costs...................................     375      374      111      123
  Plan participants' contributions.................      --       --       33       30
  Net actuarial (gains) losses.....................     277      393       68      350
  Settlements and curtailments.....................       6       12       --       --
  Change in benefits...............................      --       (7)     (81)    (167)
  Net transfer in (out) of controlled group........      --     (251)     (17)      --
  Prescription drug subsidy........................      --       --       12       12
  Benefits paid....................................    (405)    (374)    (153)    (157)
                                                     ------   ------   ------   ------
Benefit obligation at December 31,.................   6,690    6,287    1,819    1,829
                                                     ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at January 1,............   5,419    5,516    1,118    1,010
  Actual return on plan assets.....................     673      486       98      135
  Plan participants' contributions.................      --       --       33        2
  Employer contribution............................     289       57       87        4
  Net transfer in (out) of controlled group........      --     (266)     (12)      --
  Benefits paid....................................    (405)    (374)    (140)     (33)
                                                     ------   ------   ------   ------
  Fair value of plan assets at December 31,........   5,976    5,419    1,184    1,118
                                                     ------   ------   ------   ------
Funded status at December 31,......................  $ (714)  $ (868)  $ (635)  $ (711)
                                                     ======   ======   ======   ======
Amounts recognized in the consolidated balance
  sheets consist of:
  Other assets.....................................  $  107   $   --   $   --   $   --
  Other liabilities................................    (821)    (868)    (635)    (711)
                                                     ------   ------   ------   ------
     Net amount recognized.........................  $ (714)  $ (868)  $ (635)  $ (711)
                                                     ======   ======   ======   ======
Accumulated other comprehensive (income) loss:
  Net actuarial losses.............................  $2,058   $2,226   $  399   $  388
  Prior service costs (credit).....................      16       22     (287)    (289)
                                                     ------   ------   ------   ------
     Accumulated other comprehensive (income)
       loss........................................   2,074    2,248      112       99
Deferred income tax (benefit)......................    (717)    (786)     (40)     (34)
                                                     ------   ------   ------   ------
  Accumulated other comprehensive (income) loss,
     net of income tax.............................  $1,357   $1,462   $   72   $   65
                                                     ======   ======   ======   ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension benefit plans were as follows:

                                                             NON-QUALIFIED
                                         QUALIFIED PLAN           PLAN               TOTAL
                                        ---------------     ---------------     ---------------
                                                              DECEMBER 31,
                                        -------------------------------------------------------
                                         2010     2009       2010      2009      2010     2009
                                        ------   ------     -----     -----     ------   ------
                                                             (IN MILLIONS)
Aggregate fair value of plan assets...  $5,976   $5,419     $  --     $  --     $5,976   $5,419
Aggregate projected benefit
  obligation..........................   5,869    5,500       821       787      6,690    6,287
                                        ------   ------     -----     -----     ------   ------
Over (under) funded...................  $  107   $  (81)    $(821)    $(787)    $ (714)  $ (868)
                                        ======   ======     =====     =====     ======   ======



     The accumulated benefit obligations for all defined benefit pension plans were $6,393 million and $5,941 million at December 31, 2010 and 2009, respectively.

     The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                                      DECEMBER
                                                                        31,
                                                                    -----------
                                                                    2010   2009
                                                                    ----   ----
                                                                        (IN
                                                                     MILLIONS)
Projected benefit obligation......................................  $821   $787
Accumulated benefit obligation....................................  $748   $703
Fair value of plan assets.........................................  $ --   $ --


     Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                                           OTHER
                                                         PENSION       POSTRETIREMENT
                                                         BENEFITS         BENEFITS
                                                      -------------   ---------------
                                                                DECEMBER 31,
                                                      -------------------------------
                                                      2010    2009     2010     2009
                                                      ----   ------   ------   ------
                                                               (IN MILLIONS)
Projected benefit obligation........................  $821   $6,254   $1,819   $1,829
Fair value of plan assets...........................  $ --   $5,400   $1,184   $1,118


     Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

     i) Service Costs -- Service costs are the increase in the projected (expected) pension benefit obligation resulting from benefits payable to employees of the Company on service rendered during the current year.

     ii) Interest Costs on the Liability -- Interest costs are the time value adjustment on the projected (expected) pension benefit obligation at the end of each year.

     iii) Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

     iv) Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     v) Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) pension benefit obligation during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

          vi) Amortization of Prior Service Costs -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in accumulated other comprehensive income (loss) at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

     The components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in other comprehensive income (loss) were as follows:

                                                                             OTHER
                                                                         POSTRETIREMENT
                                                PENSION BENEFITS            BENEFITS
                                             ----------------------   -------------------
                                                       YEARS ENDED DECEMBER 31,
                                             --------------------------------------------
                                              2010    2009    2008    2010    2009   2008
                                             -----   -----   ------   ----   -----   ----
                                                             (IN MILLIONS)
Net Periodic Benefit Costs:
  Service costs............................  $ 150   $ 147   $  159   $ 17   $  22   $ 20
  Interest costs...........................    375     374      375    111     123    101
  Settlement and curtailment costs.........      8      18       --     --      --     --
  Expected return on plan assets...........   (422)   (414)    (517)   (79)    (74)   (88)
  Amortization of net actuarial (gains)
     losses................................    192     223       24     38      43     --
  Amortization of prior service costs
     (credit)..............................      6       8       15    (83)    (36)   (36)
                                             -----   -----   ------   ----   -----   ----
       Total net periodic benefit costs....    309     356       56      4      78     (3)
                                             -----   -----   ------   ----   -----   ----
Other Changes in Plan Assets and Benefit
  Obligations
  Recognized in Other Comprehensive Income
     (Loss):
  Net actuarial (gains) losses.............     24     251    1,563     49     284    258
  Prior service costs (credit).............     --     (12)     (19)   (81)   (167)    37
  Amortization of net actuarial gains
     (losses)..............................   (192)   (223)     (24)   (38)    (43)    --
  Amortization of prior service (costs)
     credit................................     (6)     (8)     (15)    83      36     36
                                             -----   -----   ------   ----   -----   ----
     Total recognized in other
       comprehensive income (loss).........   (174)      8    1,505     13     110    331
                                             -----   -----   ------   ----   -----   ----
       Total recognized in net periodic
          benefit costs and other
          comprehensive income (loss)......  $ 135   $ 364   $1,561   $ 17   $ 188   $328
                                             =====   =====   ======   ====   =====   ====



     For the year ended December 31, 2010, included within other comprehensive income (loss) were other changes in plan assets and benefit obligations associated with pension benefits of ($174) million and other postretirement benefits of $13 million for an aggregate reduction in other comprehensive income
(loss) of ($161) million before income tax and ($98) million, net of income tax.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $171 million and $5 million, respectively.

     The estimated net actuarial (gains) losses and prior service costs (credit) for the defined benefit other postretirement benefit plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit costs over the next year are $34 million and ($108) million, respectively.

     The Medicare Modernization Act of 2003 created various subsidies for sponsors of retiree drug programs. Two common ways of providing subsidies were the Retiree Drug Subsidy ("RDS") and Medicare Part D Prescription Drug Plans ("PDP"). From 2006 through 2010, the Company applied for and received the RDS each year. The RDS program provides the subsidy through cash payments made by Medicare to the Company, resulting in smaller net claims paid by the Company. A summary of the reduction to the APBO and the related reduction to the components of net periodic other postretirement benefits plan costs resulting from receipt of the RDS is presented below. As of January 1, 2011, as a result of changes made under the Patient Protection and Affordable Care Act of 2010, the Company will no longer apply for the RDS. Instead it has joined PDP and will indirectly receive Medicare subsidies in the form of smaller gross benefit payments for prescription drug coverage.

                                                                  DECEMBER 31,
                                                              -------------------
                                                               2010   2009   2008
                                                              -----   ----   ----
                                                                 (IN MILLIONS)
Cumulative reduction in other postretirement benefits
  obligations:
  Balance at January 1,.....................................  $ 247   $317   $299
  Service costs.............................................      3      2      5
  Interest costs............................................     16     16     20
  Net actuarial gains (losses)..............................   (255)   (76)     3
  Prescription drug subsidy.................................    (11)   (12)   (10)
                                                              -----   ----   ----
     Balance at December 31,................................  $  --   $247   $317
                                                              =====   ====   ====




                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2010      2009      2008
                                                              ----      ----      ----
                                                                    (IN MILLIONS)
Reduction in net periodic other postretirement benefit
  costs:
  Service costs.............................................   $ 3       $ 2       $ 5
  Interest costs............................................    16        16        20
  Amortization of net actuarial gains (losses)..............    10        11        --
                                                               ---       ---       ---
     Total reduction in net periodic benefit costs..........   $29       $29       $25
                                                               ===       ===       ===



     The Company received subsidies of $8 million, $12 million and $12 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                                            OTHER
                                                                         POSTRETIRE-
                                                                             MENT
                                                   PENSION BENEFITS        BENEFITS
                                                ---------------------   -------------
                                                             DECEMBER 31,
                                                -------------------------------------
                                                   2010        2009      2010    2009
                                                ---------   ---------   -----   -----
                                                              (IN MILLIONS)
Weighted average discount rate................      5.80%       6.25%   5.80%   6.25%
Rate of compensation increase.................  3.5%-7.5%   2.0%-7.5%     N/A     N/A


     Assumptions used in determining net periodic benefit costs were as follows:

                                                                             OTHER
                                                                         POSTRETIREMENT
                                           PENSION BENEFITS                 BENEFITS
                                   -------------------------------   ---------------------
                                                         DECEMBER 31,
                                   -------------------------------------------------------
                                      2010        2009       2008     2010    2009    2008
                                   ---------   ---------   -------   -----   -----   -----
                                                        (IN MILLIONS)
Weighted average discount rate...      6.25%       6.60%     6.65%   6.25%   6.60%   6.65%
Weighted average expected rate of
  return on plan assets..........      8.00%       8.25%     8.25%   7.20%   7.36%   7.33%
Rate of compensation increase....  3.5%-7.5%   3.5%-7.5%   3.5%-8%     N/A     N/A     N/A


     The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2011 is currently anticipated to be 7.25% for pension benefits and postretirement medical benefits and 5.25% for postretirement life benefits.

     The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                          DECEMBER 31,
                                ---------------------------------------------------------------
                                             2010                             2009
                                ------------------------------   ------------------------------
                                                         (IN MILLIONS)
Pre-and Post-Medicare eligible  7.8% in 2011, gradually          8.2% in 2010, gradually
  claims......................  decreasing each year until       decreasing each year until
                                2083 reaching the ultimate       2079 reaching the ultimate
                                rate of 4.4%.                    rate of 4.1%.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare costs trend rates would have the following effects:

                                                             ONE PERCENT   ONE PERCENT
                                                               INCREASE      DECREASE
                                                             -----------   -----------
                                                                   (IN MILLIONS)
Effect on total of service and interest costs components...      $ 8          $  (8)
Effect of accumulated postretirement benefit obligation....      $86          $(104)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting the pension and other postretirement benefit plan assets, which are invested primarily in separate accounts.

     The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short term investments, fixed maturity and equity securities, mutual funds, real estate, private equity investments and hedge funds investments.

     The comparative presentation of the 2009 plan assets has been realigned to conform to the 2010 presentation to disclose the estimated fair value of the underlying assets of each separate account at the security level.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The pension and postretirement plan assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                     DECEMBER 31, 2010
                              -----------------------------------------------------------------------------------------------
                                                PENSION BENEFITS                           OTHER POSTRETIREMENT BENEFITS
                              ----------------------------------------------------   ----------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                             FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                   REPORTING DATE USING
                              ----------------------------------------               ----------------------------------------
                                 QUOTED                                                 QUOTED
                                 PRICES                                                 PRICES
                               IN ACTIVE                                              IN ACTIVE
                                MARKETS                                                MARKETS
                                  FOR       SIGNIFICANT                                  FOR       SIGNIFICANT
                               IDENTICAL       OTHER       SIGNIFICANT     TOTAL      IDENTICAL       OTHER       SIGNIFICANT
                               ASSETS AND    OBSERVABLE   UNOBSERVABLE   ESTIMATED    ASSETS AND    OBSERVABLE   UNOBSERVABLE
                              LIABILITIES      INPUTS        INPUTS         FAIR     LIABILITIES      INPUTS        INPUTS
                               (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE      (LEVEL 1)     (LEVEL 2)      (LEVEL 3)
                              -----------   -----------   ------------   ---------   -----------   -----------   ------------
                                                                       (IN MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate................      $   --        $1,444         $ 45         $1,489        $ --          $ 67           $ 4
  Federal agencies.........          --           165           --            165          --            15            --
  Foreign bonds............          --           138            4            142          --             3            --
  Municipals...............          --           129           --            129          --            37             1
  Preferred stocks.........          --             4           --              4          --            --            --
  U.S. government bonds....         614           129           --            743          82            --            --
                                 ------        ------         ----         ------        ----          ----           ---
     Total fixed maturity
       securities..........         614         2,009           49          2,672          82           122             5
                                 ------        ------         ----         ------        ----          ----           ---
Equity securities:
  Common
     stock -- domestic.....       1,329            88          228          1,645         359             3            --
  Common stock -- foreign..         436            --           --            436          77            --            --
                                 ------        ------         ----         ------        ----          ----           ---
     Total equity
       securities..........       1,765            88          228          2,081         436             3            --
                                 ------        ------         ----         ------        ----          ----           ---
Money market securities....         189            95           --            284           1             1            --
Pass-through securities....          --           303            2            305          --            73             6
Derivative securities......           2            (4)          (1)            (3)         --            --            --
Short-term investments.....         (10)           96           --             86           8           443            --
Other invested assets......          --            59          446            505          --            --            --
Other receivables..........          --            37           --             37          --             3            --
Securities receivable......          --            66           --             66          --             2            --
                                 ------        ------         ----         ------        ----          ----           ---
       Total assets........      $2,560        $2,749         $724         $6,033        $527          $647           $11
                                 ======        ======         ====         ======        ====          ====           ===
LIABILITIES
Securities payable.........      $   --        $   57         $ --         $   57        $ --          $  1           $--
                                 ------        ------         ----         ------        ----          ----           ---
       Total liabilities...      $   --        $   57         $ --         $   57        $ --          $  1           $--
                                 ======        ======         ====         ======        ====          ====           ===
          Total assets and
            liabilities....      $2,560        $2,692         $724         $5,976        $527          $646           $11
                                 ======        ======         ====         ======        ====          ====           ===

                               DECEMBER
                               31, 2010
                              ---------
                                OTHER
                               POSTRE-
                               TIREMENT
                               BENEFITS
                              ---------
                                TOTAL
                              ESTIMATED
                                 FAIR
                                VALUE
                              ---------
                                 (IN
                              MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate................     $   71
  Federal agencies.........         15
  Foreign bonds............          3
  Municipals...............         38
  Preferred stocks.........         --
  U.S. government bonds....         82
                                ------
     Total fixed maturity
       securities..........        209
                                ------
Equity securities:
  Common
     stock -- domestic.....        362
  Common stock -- foreign..         77
                                ------
     Total equity
       securities..........        439
                                ------
Money market securities....          2
Pass-through securities....         79
Derivative securities......         --
Short-term investments.....        451
Other invested assets......         --
Other receivables..........          3
Securities receivable......          2
                                ------
       Total assets........     $1,185
                                ======
LIABILITIES
Securities payable.........     $    1
                                ------
       Total liabilities...     $    1
                                ======
          Total assets and
            liabilities....     $1,184
                                ======


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    DECEMBER 31, 2009
                               -------------------------------------------------------------------------------------------
                                                PENSION BENEFITS                         OTHER POSTRETIREMENT BENEFITS
                               --------------------------------------------------   --------------------------------------
                                     FAIR VALUE MEASUREMENTS AT                           FAIR VALUE MEASUREMENTS AT
                                        REPORTING DATE USING                                 REPORTING DATE USING
                               --------------------------------------               --------------------------------------
                                 QUOTED                                               QUOTED
                                 PRICES                                               PRICES
                               IN ACTIVE                                            IN ACTIVE
                                MARKETS    SIGNIFICANT                               MARKETS    SIGNIFICANT
                                  FOR         OTHER       SIGNIFICANT     TOTAL        FOR         OTHER       SIGNIFICANT
                               IDENTICAL    OBSERVABLE   UNOBSERVABLE   ESTIMATED   IDENTICAL    OBSERVABLE   UNOBSERVABLE
                                 ASSETS       INPUTS        INPUTS         FAIR       ASSETS       INPUTS        INPUTS
                               (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE     (LEVEL 1)    (LEVEL 2)      (LEVEL 3)
                               ---------   -----------   ------------   ---------   ---------   -----------   ------------
                                                                      (IN MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate.................     $   --       $1,385         $ 64         $1,449       $ --         $ 48          $ --
  Federal agencies..........        (39)         133           --             94         --           30            --
  Foreign bonds.............         --          138            5            143         --            3            --
  Municipals................         --           53           --             53         --           21            --
  Preferred stocks..........         --            2           --              2         --           --            --
  U.S. government bonds.....        303           48           --            351         45           --            --
  U.S. treasury notes.......         --           --           --             --         12           --            --
                                 ------       ------         ----         ------       ----         ----          ----
     Total fixed maturity
       securities...........        264        1,759           69          2,092         57          102            --
                                 ------       ------         ----         ------       ----         ----          ----
Equity securities:
  Common stock -- domestic..      1,487          227          229          1,943        342            6            --
  Common stock -- foreign...        372           --           --            372         72           --            --
                                 ------       ------         ----         ------       ----         ----          ----
     Total equity
       securities...........      1,859          227          229          2,315        414            6            --
                                 ------       ------         ----         ------       ----         ----          ----
Money market securities.....         69           54           --            123         12            1            --
Pass-through securities.....          1          357           66            424         --           75             9
Derivative securities.......          2           --           --              2         --           --            --
Short-term investments......         --          109           --            109         --          442            --
Other invested assets.......         --           --          354            354         --           --            --
                                 ------       ------         ----         ------       ----         ----          ----
       Total assets.........     $2,195       $2,506         $718         $5,419       $483         $626           $ 9
                                 ======       ======         ====         ======       ====         ====          ====

                                DECEMBER
                                31, 2009
                               ---------
                                 OTHER
                                POSTRE-
                                TIREMENT
                                BENEFITS
                               ---------
                                 TOTAL
                               ESTIMATED
                                  FAIR
                                 VALUE
                               ---------
                                  (IN
                               MILLIONS)
ASSETS
Fixed maturity securities:
  Corporate.................     $   48
  Federal agencies..........         30
  Foreign bonds.............          3
  Municipals................         21
  Preferred stocks..........         --
  U.S. government bonds.....         45
  U.S. treasury notes.......         12
                                 ------
     Total fixed maturity
       securities...........        159
                                 ------
Equity securities:
  Common stock -- domestic..        348
  Common stock -- foreign...         72
                                 ------
     Total equity
       securities...........        420
                                 ------
Money market securities.....         13
Pass-through securities.....         84
Derivative securities.......         --
Short-term investments......        442
Other invested assets.......         --
                                 ------
       Total assets.........     $1,118
                                 ======



     The pension and other postretirement benefit plan assets are categorized into the three-level fair value hierarchy, as defined in Note 1, based upon the priority of the inputs to the respective valuation technique. The following summarizes the types of assets included within the three-level fair value hierarchy presented in the table above.

     Level 1   This category includes investments in liquid securities, such as cash, short-term money market and bank time deposits, expected to mature within a year.

     Level 2 This category includes certain separate accounts that are primarily invested in liquid and readily marketable securities. The estimated fair value of such separate account is based upon reported NAV provided by fund managers and this value represents the amount at which transfers into and out of the respective separate account are effected. These separate accounts provide reasonable levels of price transparency and can be corroborated through observable market data.

              Certain separate accounts are invested in investment partnerships designated as hedge funds. The values for these separate accounts is determined monthly based on the NAV of the underlying hedge fund investment. Additionally, such hedge funds generally contain lock out or other waiting period provisions for redemption requests to be filled. While the reporting and redemption restrictions may limit the frequency of trading activity in separate accounts invested in hedge funds, the reported

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


              NAV, and thus the referenced value of the separate account, provides a reasonable level of price transparency that can be corroborated through observable market data.

              Directly held investments are primarily invested in U.S. and foreign government and corporate securities.

     Level 3 This category includes separate accounts that are invested in real estate and private equity investments that provide little or no price transparency due to the infrequency with which the underlying assets trade and generally require additional time to liquidate in an orderly manner. Accordingly, the values for separate accounts invested in these alternative asset classes are based on inputs that cannot be readily derived from or corroborated by observable market data.

     A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs is as follows:

                                                      TOTAL
                                               REALIZED/UNREALIZED
                                             GAINS (LOSSES) INCLUDED
                                                       IN:
                                            ------------------------     PURCHASES,
                                                           OTHER           SALES,
                                 BALANCE,              COMPREHENSIVE   ISSUANCES AND  TRANSFER INTO  TRANSFER OUT    BALANCE,
                                JANUARY 1,  EARNINGS   INCOME (LOSS)    SETTLEMENTS      LEVEL 3      OF LEVEL 3   DECEMBER 31,
                                ----------  --------   -------------   -------------  -------------  ------------  ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2010:
PENSION:
Fixed maturity securities:
  Corporate...................     $ 64       $ --          $ 7             $(17)          $ 4           $(13)         $ 45
  Foreign bonds...............        5         --            1               (2)           --             --             4
                                   ----       ----          ---             ----           ---           ----          ----
     Total fixed maturity
       securities.............       69         --            8              (19)            4            (13)           49
                                   ----       ----          ---             ----           ---           ----          ----
Equity securities:
  Common stock -- domestic....      229         --           (2)               1            --             --           228
                                   ----       ----          ---             ----           ---           ----          ----
     Total equity securities..      229         --           (2)               1            --             --           228
                                   ----       ----          ---             ----           ---           ----          ----
Pass-through securities.......       66        (11)          13              (67)            2             (1)            2
Derivative securities.........       --          2           (2)              (1)           --             --            (1)
Other invested assets.........      354         74           (4)              22            --             --           446
                                   ----       ----          ---             ----           ---           ----          ----
       Total pension assets...     $718       $ 65          $13             $(64)          $ 6           $(14)         $724
                                   ====       ====          ===             ====           ===           ====          ====
OTHER POSTRETIREMENT:
Fixed maturity securities:
  Corporate...................     $ --       $ --          $ 1             $ --           $ 3           $ --          $  4
  Municipals..................       --         --           --               --             1             --             1
                                   ----       ----          ---             ----           ---           ----          ----
     Total fixed maturity
       securities.............       --         --            1               --             4             --             5
Pass-through securities.......        9         (4)           1               (1)            1             --             6
                                   ----       ----          ---             ----           ---           ----          ----
       Total other
          postretirement
          assets..............     $  9       $ (4)         $ 2             $ (1)          $ 5           $ --          $ 11
                                   ====       ====          ===             ====           ===           ====          ====
          Total assets........     $727       $ 61          $15             $(65)          $11           $(14)         $735
                                   ====       ====          ===             ====           ===           ====          ====


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   TOTAL REALIZED/UNREALIZED
                                                    GAINS (LOSSES) INCLUDED
                                                              IN:
                                                   -------------------------    PURCHASES,
                                                                   OTHER          SALES,     TRANSFER INTO
                                        BALANCE,               COMPREHENSIVE  ISSUANCES AND    AND/OR OUT     BALANCE,
                                       JANUARY 1,  EARNINGS    INCOME (LOSS)   SETTLEMENTS     OF LEVEL 3   DECEMBER 31,
                                       ----------  --------    -------------  -------------  -------------  ------------
                                                                         (IN MILLIONS)
YEAR ENDED DECEMBER 31, 2009:
PENSION:
Fixed maturity securities:
  Corporate..........................     $ 54       $ (5)         $  20           $ (3)          $(2)          $ 64
  Foreign bonds......................        4         (1)             5             (3)           --              5
                                          ----       ----          -----           ----           ---           ----
     Total fixed maturity
       securities....................       58         (6)            25             (6)           (2)            69
                                          ----       ----          -----           ----           ---           ----
Equity securities:
  Common stock -- domestic...........      437         --           (220)            12            --            229
                                          ----       ----          -----           ----           ---           ----
     Total equity securities.........      437         --           (220)            12            --            229
                                          ----       ----          -----           ----           ---           ----
Pass-through securities..............       76         (2)             8            (23)            7             66
Derivative securities................       38         34            (37)           (35)           --             --
Other invested assets................      372          4            (56)            34            --            354
                                          ----       ----          -----           ----           ---           ----
       Total pension assets..........     $981       $ 30          $(280)          $(18)          $ 5           $718
                                          ====       ====          =====           ====           ===           ====
OTHER POSTRETIREMENT:
Pass-through securities..............     $ 13       $(17)         $  17           $ (4)          $--           $  9
                                          ----       ----          -----           ----           ---           ----
       Total other postretirement....     $ 13       $(17)         $  17           $ (4)          $--           $  9
                                          ====       ====          =====           ====           ===           ====
          Total assets...............     $994       $ 13          $(263)          $(22)          $ 5           $727
                                          ====       ====          =====           ====           ===           ====



     The Company provides employees with benefits under various ERISA benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

     The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
(i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities,

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

     An international subsidiary sponsors a defined benefit plan that covers employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula, similar to the U.S. plans discussed above. The investment objectives are also similar, subject to local regulations. Generally, the international pension plan invests directly in high quality equity and fixed maturity securities.

     Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that are otherwise restricted.

     The tables below summarize the actual weighted average allocation by major asset class for the Invested Plans:

                                                                 ACTUAL ALLOCATION
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
YEAR ENDED DECEMBER 31, 2010:
ASSET CLASS:
Fixed maturity securities (target
  range)..............................        50% to 80%              20% to 50%                 --
  Corporate...........................               24%                     10%                 --
  Federal agency......................                3                       2                  --
  Foreign bonds.......................                3                      --                  --
  Municipals..........................                2                       5                  --
  U.S. government bonds...............               12                      11                  --
                                              ---------               ---------                 ---
     Total fixed maturity securities..               44%                     28%                 --
                                              ---------               ---------                 ---
Equity securities (target range)......         0% to 40%              50% to 80%                 --
  Common stock -- domestic............               27%                     49%                 --
  Common stock -- foreign.............                8                      10                  --
                                              ---------               ---------                 ---
     Total equity securities..........               35%                     59%                 --
                                              ---------               ---------                 ---
Money market securities...............                5%                     --%                 --
Pass-through securities...............                5                      11                  --
Short-term investments................                1                       1                 100%
Other invested assets.................                8                      --                  --
Other receivables.....................                1                       1                  --
Securities receivable.................                1                      --                  --
                                              ---------               ---------                 ---
       Total assets...................              100%                    100%                100%
                                              =========               =========                 ===


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 ACTUAL ALLOCATION
                                        -------------------------------------------------------------------
                                        DEFINED BENEFIT PLAN   POSTRETIREMENT MEDICAL   POSTRETIREMENT LIFE
                                        --------------------   ----------------------   -------------------
YEAR ENDED DECEMBER 31, 2009:
ASSET CLASS:
Fixed maturity securities (target
  range)..............................        35% to 55%              10% to 40%                 --
  Corporate...........................               26%                      7%                 --
  Federal agency......................                2                       4                  --
  Foreign bonds.......................                3                      --                  --
  Municipals..........................                1                       3                  --
  U.S. government bonds...............                6                       7                  --
  U.S. treasury notes.................               --                       2                  --
                                              ---------               ---------                 ---
     Total fixed maturity securities..               38%                     23%                 --
                                              ---------               ---------                 ---
Equity securities (target range)......        25% to 45%              50% to 80%                 --
  Common stock -- domestic............               36%                     52%                 --
  Common stock -- foreign.............                7                      11                  --
                                              ---------               ---------                 ---
     Total equity securities..........               43%                     63%                 --
                                              ---------               ---------                 ---
Money market securities...............                2%                      2%                 --
Pass-through securities...............                8                      12                  --
Short-term investments................                2                      --                 100%
Other invested assets.................                7                      --                  --
                                              ---------               ---------                 ---
       Total assets...................              100%                    100%                100%
                                              =========               =========                 ===



     The target ranges in the tables above are forward-looking as of the dates presented.

  EXPECTED FUTURE CONTRIBUTIONS AND BENEFIT PAYMENTS

     It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions were required for both of the years ended December 31, 2010 and 2009. No contributions will be required for 2011. The Company made discretionary contributions of $219 million to the qualified pension plan during the year ended December 31, 2010. The Company made no discretionary contributions to the qualified pension plan during the year ended December 31, 2009. The Company expects to make additional discretionary contributions to the qualified pension plan of $152 million in 2011.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $70 million and $57 million for the years ended December 31, 2010 and 2009, respectively. These payments are expected to be at approximately the same level in 2011.

     Postretirement benefits, other than those provided under qualified pension plans, are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. Total payments equaled $153 million and $157 million for the years ended December 31, 2010 and 2009, respectively.

     The Company expects to make contributions of $117 million, net of participant's contributions, towards benefit obligations (other than those under qualified pension plans) in 2011. As noted previously, the Subsidiaries no longer expect to receive the RDS under the Medicare Modernization Act of 2003 to partially offset payment of such benefits. Instead, the gross benefit payments that will be made under the PDP will already reflect subsidies.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, are expected to be as follows:

                                                                              OTHER
                                                               PENSION   POSTRETIREMENT
                                                              BENEFITS      BENEFITS
                                                              --------   --------------
                                                                    (IN MILLIONS)
2011........................................................   $  399         $117
2012........................................................   $  400         $119
2013........................................................   $  405         $120
2014........................................................   $  422         $121
2015........................................................   $  430         $122
2016-2020...................................................   $2,375         $622


  ADDITIONAL INFORMATION

     As previously discussed, the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $46 million, $42 million and $42 million for the years ended December 31, 2010, 2009 and 2008, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $767 million, $689 million and ($1,090) million for the years ended December 31, 2010, 2009 and 2008, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $72 million, $79 million and $63 million for the years ended December 31, 2010, 2009 and 2008, respectively.

15.  EQUITY

  CAPITAL CONTRIBUTIONS

     During the years ended December 31, 2010, 2009 and 2008, MetLife, Inc. contributed and paid $3 million, $3 million and $4 million, respectively, in the form of line of credit fees on the Company's behalf.

     During the year ended December 31, 2008, in connection with an acquisition by MetLife, Inc., MetLife, Inc. contributed $9 million to the Company in the form of intangible assets and the associated deferred income tax liability, for which the Company receives the benefit. See Note 8.

  STOCK-BASED COMPENSATION PLANS

  Overview

     The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock, or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Description of Plans for Employees and Agents -- General Terms

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options to buy shares of MetLife, Inc. common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By December 31, 2009 all awards under the 2000 Stock Plan had either vested or been forfeited. No awards were made under the 2000 Stock Plan in 2010.

     Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to MetLife, Inc. common stock).

     The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. At December 31, 2010, the aggregate number of shares of MetLife, Inc. common stock remaining available for issuance pursuant to the 2005 Stock Plan was 40,477,451. Stock Option exercises and other awards settled in shares are satisfied through the issuance of shares held in treasury by MetLife, Inc. or by the issuance of new shares.

     Of the stock-based compensation for the years ended December 31, 2010, 2009 and 2008, 79%, 88% and 89%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the Incentive Plans. References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

     Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

     Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Compensation Expense Related to Stock-Based Compensation

     The components of compensation expense related to stock-based compensation is as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                                ---------------------
                                                                2010      2009   2008
                                                                ----      ----   ----
                                                                    (IN MILLIONS)
Stock Options.............................................       $39       $48   $ 44
Performance Shares (1)....................................        19        10     64
Restricted Stock Units....................................         9         3      2
                                                                 ---       ---   ----
Total compensation expenses related to the Incentive
  Plans...................................................       $67       $61   $110
                                                                 ===       ===   ====
Income tax benefits.......................................       $23       $21   $ 38
                                                                 ===       ===   ====



--------

   (1) Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

     At December 31, 2010, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 87%, 65% and 88%, respectively.

     The following table presents the total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                                                  DECEMBER 31, 2010
                                                          --------------------------------
                                                                          WEIGHTED AVERAGE
                                                             EXPENSE           PERIOD
                                                          -------------   ----------------
                                                          (IN MILLIONS)        (YEARS)
Stock Options...........................................       $39              1.73
Performance Shares......................................       $30              1.74
Restricted Stock Units..................................       $14              1.87


  Stock Options

     Stock Options are the contingent right of award holders to purchase shares of MetLife, Inc. common stock at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of MetLife, Inc. common stock reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A summary of the activity related to Stock Options for the year ended December 31, 2010 is as follows:

                                                                             WEIGHTED
                                                                             AVERAGE
                                                                            REMAINING      AGGREGATE
                                         SHARES UNDER   WEIGHTED AVERAGE   CONTRACTUAL     INTRINSIC
                                            OPTION       EXERCISE PRICE        TERM        VALUE (1)
                                         ------------   ----------------   -----------   -------------
                                                                             (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2010.........   30,152,405         $38.51            5.50           $ --
Granted (2)............................    4,683,144         $35.06
Exercised..............................   (1,742,003)        $29.74
Expired................................     (154,947)        $47.78
Forfeited..............................     (236,268)        $34.64
                                          ----------
Outstanding at December 31, 2010.......   32,702,331         $38.47            5.30           $195
                                          ==========         ======            ====           ====
Aggregate number of stock options
  expected to vest at December 31,
  2010.................................   31,930,964         $38.62            5.21           $186
                                          ==========         ======            ====           ====
Exercisable at December 31, 2010.......   23,405,998         $40.43            4.00           $ 94
                                          ==========         ======            ====           ====



--------

   (1) The aggregate intrinsic value was computed using the closing share price on December 31, 2010 of $44.44 and December 31, 2009 of $35.35, as applicable.

   (2) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $53 million.

     The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model, which are further described below, include: expected volatility of the price of MetLife, Inc. common stock; risk-free rate of return; expected dividend yield on MetLife, Inc. common stock; exercise multiple; and the post-vesting termination rate.

     Expected volatility is based upon an analysis of historical prices of MetLife, Inc. common stock and call options on that common stock traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of MetLife, Inc.'s common stock. MetLife, Inc. chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options and then factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. Exercise behavior in the binomial lattice model used by MetLife, Inc. is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                       YEARS ENDED DECEMBER 31,
                                               ---------------------------------------
                                                   2010          2009          2008
                                               -----------   -----------   -----------
Dividend yield...............................     2.11%         3.15%         1.21%
Risk-free rate of return.....................  0.35%-5.88%   0.73%-6.67%   1.91%-7.21%
Expected volatility..........................     34.41%        44.39%        24.85%
Exercise multiple............................      1.75          1.76          1.73
Post-vesting termination rate................     3.64%         3.70%         3.05%
Contractual term (years).....................       10            10            10
Expected life (years)........................       7             6             6
Weighted average exercise price of stock
  options granted............................     $35.06        $23.61        $59.48
Weighted average fair value of stock options
  granted....................................     $11.29        $8.37         $17.51


     MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principle for the non-employee insurance agent, who exercised the Stock Option.

     The following table presents a summary of Stock Option exercise activity for the:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010       2009   2008
                                                                ----       ----   ----
                                                                     (IN MILLIONS)
Total intrinsic value of stock options exercised.........        $22        $ 1    $36
Cash received from exercise of stock options.............        $52        $ 8    $45
Tax benefit realized from stock options exercised........        $ 8        $--    $13


  Performance Shares

     Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in shares of MetLife, Inc. common stock. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Performance Shares is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances. Vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based largely on MetLife, Inc.'s performance in change in annual net operating earnings and total shareholder return over the applicable three-year performance period compared to the performance of its competitors. A performance factor of 0.94 was applied for the January 1, 2007 -- December 31, 2009 performance period.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents a summary of Performance Share activity for the year ended December 31, 2010:

                                                                        WEIGHTED AVERAGE
                                                          PERFORMANCE      GRANT DATE
                                                             SHARES        FAIR VALUE
                                                          -----------   ----------------
Outstanding at January 1, 2010..........................   3,493,435         $38.43
Granted (1).............................................   1,528,065         $32.24
Forfeited...............................................     (58,176)        $30.06
Payable (2).............................................    (807,750)        $60.83
                                                           ---------
Outstanding at December 31, 2010........................   4,155,574         $31.91
                                                           =========         ======
Performance Shares expected to vest at December 31,
  2010..................................................   3,972,769         $33.40
                                                           =========         ======



--------

   (1) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $49 million.

   (2) Includes both shares paid and shares deferred for later payment.

     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2010, the three year performance period for the 2008 Performance Share grants was completed, but the performance factor has not yet been calculated. Included in the immediately preceding table are 824,825 outstanding Performance Shares to which the performance factor will be applied.

  Restricted Stock Units

     Restricted Stock Units are units that, if they vest, are payable in shares of MetLife, Inc. common stock. Restricted Stock Units are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on MetLife, Inc. common stock during the performance period. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of MetLife, Inc. common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

     The following table presents a summary of Restricted Stock Unit activity for the year ended December 31, 2010:

-------------------------------------------------------------------------------------------
                                                                           WEIGHTED AVERAGE
                                                        RESTRICTED STOCK      GRANT DATE
                                                              UNITS           FAIR VALUE
                                                        ----------------   ----------------
Outstanding at January 1, 2010........................       393,362            $28.05
Granted (1)...........................................       607,200            $32.32
Forfeited.............................................       (31,275)           $27.31
Payable (2)...........................................       (32,115)           $63.32
                                                             -------
Outstanding at December 31, 2010......................       937,172            $29.63
                                                             =======            ======
Restricted Stock Units expected to vest at December
  31, 2010............................................       937,172            $29.63
                                                             =======            ======



--------

   (1) The total fair value of the shares MetLife, Inc. granted on the date of the grant was $20 million.

   (2) Includes both shares paid and shares deferred for later payment.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department has adopted Statutory Codification with certain modifications for the preparation of statutory financial statements of insurance companies domiciled in New York. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance contracts and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2,066 million, $1,221 million and ($338) million for the years ended December 31, 2010, 2009 and 2008, respectively. Statutory capital and surplus, as filed with the Department, was $13.2 billion and $12.6 billion at December 31, 2010 and 2009, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the year ended December 31, 2010, Metropolitan Life Insurance Company paid a dividend of $631 million, of which $399 million was a transfer of securities. During the year ended December 31, 2009, Metropolitan Life Insurance Company did not pay a dividend. During the year ended December 31, 2008, Metropolitan Life Insurance Company distributed shares of RGA stock to

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


MetLife, Inc. as an in-kind extraordinary dividend of $1,318 million. The maximum amount of dividends which Metropolitan Life Insurance Company may pay in 2011 without prior regulatory approval is $1,321 million.

     Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to Metropolitan Life Insurance Company as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days of its filing. In addition, any dividend that exceeds statutory unassigned funds surplus as of the last filed annual statutory statement requires insurance regulatory approval. During the years ended December 31, 2010, 2009 and 2008, NELICO paid a dividend of $84 million, $19 million and $94 million, respectively. The maximum amount of dividends which NELICO may pay in 2011 without prior regulatory approval is $107 million.

     For the years ended December 31, 2010, 2009 and 2008, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $397 million, $148 million and $48 million, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2010, 2009 and 2008 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                           YEARS ENDED DECEMBER 31,
                                                         ----------------------------
                                                           2010      2009      2008
                                                         -------   -------   --------
                                                                 (IN MILLIONS)
Holding gains (losses) on investments arising during
  the year.............................................  $ 7,350   $12,267   $(18,334)
Income tax effect of holding gains (losses)............   (2,568)   (4,233)     6,273
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income.......................................      (74)    1,021      1,214
  Amortization of premiums and accretion of discounts
     associated with investments.......................     (471)     (459)      (504)
Income tax effect......................................      190      (194)      (245)
Allocation of holding (gains) losses on investments
  relating to other policyholder amounts...............   (2,329)   (1,948)     3,592
Income tax effect of allocation of holding (gains)
  losses to other policyholder amounts.................      814       672     (1,231)
Unrealized investment loss on dividend of interests in
  subsidiary...........................................       --        --         88
Deferred income tax on unrealized investment loss on
  dividend of interests in subsidiary..................       --        --        (46)
                                                         -------   -------   --------
Net unrealized investment gains (losses), net of income
  tax..................................................    2,912     7,126     (9,193)
Foreign currency translation adjustments, net of income
  tax..................................................      (16)      (92)      (247)
Defined benefit plans adjustment, net of income tax....       98       (90)    (1,149)
                                                         -------   -------   --------
Other comprehensive income (loss)......................    2,994     6,944    (10,589)
Other comprehensive income (loss) attributable to
  noncontrolling interests.............................       (6)        5         --
Other comprehensive income (loss) attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --        150
Foreign currency translation adjustments attributable
  to noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --        107
Defined benefit plans adjustment attributable to
  noncontrolling interests of subsidiary at date of
  dividend of interests in subsidiary..................       --        --         (4)
                                                         -------   -------   --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company, excluding
  cumulative effect of change in accounting principle..    2,988     6,949    (10,336)
Cumulative effect of change in accounting principle,
  net of income tax expense (benefit) of $6 million,
  ($19) million and $0 (see Note 1)....................       10       (36)        --
                                                         -------   -------   --------
Other comprehensive income (loss) attributable to
  Metropolitan Life Insurance Company..................  $ 2,998   $ 6,913   $(10,336)
                                                         =======   =======   ========


                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

16.  OTHER EXPENSES

     Information on other expenses was as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $2,230   $2,433   $2,482
Pension, postretirement & postemployment benefit costs...     331      411      108
Commissions..............................................     651      758      901
Volume-related costs.....................................     173       36       29
Affiliated interest costs on ceded reinsurance...........   1,386    1,236    1,072
Capitalization of DAC....................................    (804)    (857)    (901)
Amortization of DAC and VOBA.............................     950      415    1,081
Interest expense on debt and debt issue costs............     217      166      192
Premium taxes, licenses & fees...........................     288      317      275
Professional services....................................     743      701      740
Rent, net of sublease income.............................     147      262      264
Other....................................................     (53)     131      335
                                                           ------   ------   ------
Total other expenses.....................................  $6,259   $6,009   $6,578
                                                           ======   ======   ======



  CAPITALIZATION OF DAC AND AMORTIZATION OF DAC AND VOBA

     See Note 6 for DAC and VOBA by segment and a rollforward of each including impacts of capitalization and amortization. See also Note 10 for a description of the DAC amortization impact associated with the closed block.

  INTEREST EXPENSE ON DEBT AND DEBT ISSUE COSTS

     See Note 11 for attribution of interest expense by debt issuance. Interest expense on debt and debt issue costs includes interest expense related to CSEs of $15 million for the year ended December 31, 2010, and $0 for both of the years ended December 31, 2009 and 2008. See Note 3.

  AFFILIATED EXPENSES

     Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions.

     See Notes 9, 11 and 19 for discussion of affiliated expenses included in the table above.

  LEASE IMPAIRMENTS

     See Note 13 for description of lease impairments included within other expenses.

  RESTRUCTURING CHARGES

     In September 2008, MetLife, Inc. began an enterprise-wide cost reduction and revenue enhancement initiative which is expected to be fully implemented by December 31, 2011. This initiative is focused on reducing complexity, leveraging scale, increasing productivity and improving the effectiveness of MetLife, Inc.'s and its subsidiaries' operations, as well as providing a foundation for future growth. Estimated restructuring costs may change as management continues to execute its restructuring plans. Restructuring charges associated with this

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enterprise-wide initiative and allocated to the Company were included in other expenses within Corporate & Other and are as follows:

                                                                 YEARS ENDED DECEMBER
                                                                         31,
                                                                ---------------------
                                                                2010      2009   2008
                                                                ----     -----   ----
                                                                    (IN MILLIONS)
Balance at January 1,......................................     $ 19     $  61    $--
  Severance charges........................................       14        70     67
  Change in severance charge estimates.....................       (2)       (8)    (6)
  Cash payments............................................      (28)     (104)    --
                                                                ----     -----    ---
Balance at December 31,....................................     $  3     $  19    $61
                                                                ====     =====    ===
Restructuring charges incurred in current period...........     $ 12     $  62    $61
                                                                ====     =====    ===
Total restructuring charges incurred since inception of
  program..................................................     $135     $ 123    $61
                                                                ====     =====    ===



     For the years ended December 31, 2010, 2009 and 2008, the change in severance charge estimates of ($2) million, ($8) million and ($6) million, respectively, was due to changes in estimates for variable incentive compensation, COBRA benefits, employee outplacement services and for employees whose severance status changed.

     In addition to the above charges, the Company has recognized lease charges of $28 million associated with the consolidation of office space since the inception of the initiative.

     Management anticipates further restructuring charges, including severance, lease and asset impairments, will be incurred during the year ending December 31, 2011. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2010.

17.  BUSINESS SEGMENT INFORMATION

     The Company is organized into three segments: Insurance Products, Retirement Products and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

     Insurance Products offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into three distinct businesses: Group Life, Individual Life and Non-Medical Health. Group Life insurance products and services include variable life, universal life and term life products. Individual Life insurance products and services include variable life, universal life, term life and whole life products. Non-Medical Health products and services include dental insurance, short- and long-term disability, long-term care and other insurance products. Retirement Products offers asset accumulation and income products, including a wide variety of annuities. Corporate Benefit Funding offers pension risk solutions, structured settlements, stable value and investment products and other benefit funding products. In the fourth quarter of 2010, management realigned certain income annuity products within the Company's segments to better conform to the way it manages and assesses its business and began reporting such product results in the Retirement Products segment, previously reported in the Corporate Benefit Funding segment. Accordingly, prior period results for these segments have been adjusted by $29 million and $13 million of operating losses, net of $15 million and $8 million of income tax benefits, for the years ended December 31, 2009 and 2008, respectively, to reflect such product reclassifications.

     Corporate & Other contains the excess capital not allocated to the segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

     Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP accounting guidance for segment reporting, it is the Company's measure of segment performance reported below. Operating earnings does not equate to income
(loss) from continuing operations, net of income tax or net income (loss) as determined in accordance with GAAP and should not be viewed as a substitute for those GAAP measures. The Company believes the presentation of operating earnings herein as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the businesses.

     Operating earnings is defined as operating revenues less operating expenses, net of income tax.

     Operating revenues is defined as GAAP revenues (i) less net investment gains (losses) and net derivative gains (losses); (ii) less amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses); (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment; and (iv) plus income from discontinued real estate operations.

     Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities; (ii) less costs related to noncontrolling interests; (iii) less amortization of DAC and VOBA and changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses); and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

     In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization entities that are VIEs as required under GAAP.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other for the years ended December 31, 2010, 2009 and 2008 and at December 31, 2010 and 2009. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in the Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2010     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,615      $  608       $1,295      $    1    $18,519      $  --         $18,519
Universal life and investment-
  type
  product policy fees.........     1,363         515          196          --      2,074          1           2,075
Net investment income.........     5,344       2,274        3,830         146     11,594         11          11,605
Other revenues................       444          78          239         964      1,725         --           1,725
Net investment gains
  (losses)....................        --          --           --          --         --       (170)           (170)
Net derivative gains
  (losses)....................        --          --           --          --         --       (266)           (266)
                                 -------      ------       ------      ------    -------      -----         -------
  Total revenues..............    23,766       3,475        5,560       1,111     33,912       (424)         33,488
                                 -------      ------       ------      ------    -------      -----         -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    18,299         978        2,875         (18)    22,134         16          22,150
Interest credited to
  policyholder
  account balances............       507         712        1,251          --      2,470         53           2,523
Capitalization of DAC.........      (398)       (392)         (14)         --       (804)        --            (804)
Amortization of DAC and VOBA..       546         262           15           1        824        126             950
Interest expense on debt......         4           4            5         189        202         15             217
Other expenses................     2,968       1,320          425       1,181      5,894          2           5,896
                                 -------      ------       ------      ------    -------      -----         -------
  Total expenses..............    21,926       2,884        4,557       1,353     30,720        212          30,932
                                 -------      ------       ------      ------    -------      -----         -------
Provision for income tax
  expense
  (benefit)...................       645         208          350        (208)       995       (213)            782
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,195      $  383       $  653      $  (34)     2,197
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                      (424)
  Total expenses..............                                                      (212)
  Provision for income tax
     (expense) benefit........                                                       213
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $ 1,774                    $ 1,774
                                                                                 =======                    =======




                                                                       CORPORATE
                                              INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2010:                          PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
--------------------------------------------  ---------   ----------   ---------   ---------   --------
                                                                    (IN MILLIONS)
TOTAL ASSETS................................   $123,915     $77,633     $143,530    $30,329    $375,407
SEPARATE ACCOUNT ASSETS.....................   $  8,343     $34,540     $ 54,946    $    --    $ 97,829
SEPARATE ACCOUNT LIABILITIES................   $  8,343     $34,540     $ 54,946    $    --    $ 97,829

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2009     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $16,651      $  553       $1,414      $   11    $18,629     $    --        $18,629
Universal life and investment-
  type
  product policy fees.........     1,486         441          145          --      2,072          (5)         2,067
Net investment income.........     4,968       2,006        3,466        (328)    10,112          77         10,189
Other revenues................       511          73          230         925      1,739          --          1,739
Net investment gains
  (losses)....................        --          --           --          --         --      (1,667)        (1,667)
Net derivative gains
  (losses)....................        --          --           --          --         --      (4,428)        (4,428)
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,616       3,073        5,255         608     32,552      (6,023)        26,529
                                 -------      ------       ------      ------    -------     -------        -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    18,447         922        2,879           7     22,255          19         22,274
Interest credited to
  policyholder
  account balances............       513         754        1,366          --      2,633          36          2,669
Capitalization of DAC.........      (396)       (449)         (12)         --       (857)         --           (857)
Amortization of DAC and VOBA..       410         246           12           2        670        (255)           415
Interest expense on debt......         2          --            1         163        166          --            166
Other expenses................     3,145       1,391          422       1,320      6,278           7          6,285
                                 -------      ------       ------      ------    -------     -------        -------
  Total expenses..............    22,121       2,864        4,668       1,492     31,145        (193)        30,952
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense
  (benefit)...................       498          61          187        (489)       257      (2,147)        (1,890)
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $   997      $  148       $  400      $ (395)     1,150
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                    (6,023)
  Total expenses..............                                                       193
  Provision for income tax
     (expense) benefit........                                                     2,147
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $(2,533)                   $(2,533)
                                                                                 =======                    =======




                                                                       CORPORATE
                                              INSURANCE   RETIREMENT    BENEFIT    CORPORATE
AT DECEMBER 31, 2009:                          PRODUCTS    PRODUCTS     FUNDING     & OTHER      TOTAL
--------------------------------------------  ---------   ----------   ---------   ---------   --------
                                                                    (IN MILLIONS)
TOTAL ASSETS................................   $117,867     $70,201     $125,811    $29,078    $342,957
SEPARATE ACCOUNT ASSETS.....................   $  7,749     $28,442     $ 44,186    $    --    $ 80,377
SEPARATE ACCOUNT LIABILITIES................   $  7,749     $28,442     $ 44,186    $    --    $ 80,377

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   OPERATING EARNINGS
                                --------------------------------------------------------
                                                         CORPORATE
                                INSURANCE   RETIREMENT    BENEFIT    CORPORATE                               TOTAL
YEAR ENDED DECEMBER 31, 2008     PRODUCTS    PRODUCTS     FUNDING     & OTHER     TOTAL    ADJUSTMENTS   CONSOLIDATED
------------------------------  ---------   ----------   ---------   ---------   -------   -----------   ------------
                                                                    (IN MILLIONS)
REVENUES
Premiums......................   $15,937      $  564       $1,933      $   10    $18,444     $    --        $18,444
Universal life and investment-
  type
  product policy fees.........     1,515         584          184          --      2,283           2          2,285
Net investment income.........     5,148       1,754        4,279        (119)    11,062          52         11,114
Other revenues................       510          57          349         966      1,882          --          1,882
Net investment gains
  (losses)....................        --          --           --          --         --      (1,529)        (1,529)
Net derivative gains
  (losses)....................        --          --           --          --         --       5,001          5,001
                                 -------      ------       ------      ------    -------     -------        -------
  Total revenues..............    23,110       2,959        6,745         857     33,671       3,526         37,197
                                 -------      ------       ------      ------    -------     -------        -------
EXPENSES
Policyholder benefits and
  claims
  and policyholder dividends..    17,637       1,009        3,500          22     22,168         247         22,415
Interest credited to
  policyholder
  account balances............       520         757        1,871           7      3,155          26          3,181
Capitalization of DAC.........      (484)       (396)         (13)         (8)      (901)         --           (901)
Amortization of DAC and VOBA..       513         390           16           9        928         153          1,081
Interest expense on debt......         1           2           --         189        192          --            192
Other expenses................     3,245       1,214          403       1,350      6,212          (6)         6,206
                                 -------      ------       ------      ------    -------     -------        -------
  Total expenses..............    21,432       2,976        5,777       1,569     31,754         420         32,174
                                 -------      ------       ------      ------    -------     -------        -------
Provision for income tax
  expense
  (benefit)...................       572         (25)         335        (336)       546       1,104          1,650
                                 -------      ------       ------      ------    -------                    -------
OPERATING EARNINGS............   $ 1,106      $    8       $  633      $ (376)     1,371
                                 =======      ======       ======      ======
Adjustments to:
  Total revenues..............                                                     3,526
  Total expenses..............                                                      (420)
  Provision for income tax
     (expense) benefit........                                                    (1,104)
                                                                                 -------
INCOME (LOSS) FROM CONTINUING
  OPERATIONS, NET OF INCOME
  TAX.........................                                                   $ 3,373                    $ 3,373
                                                                                 =======                    =======



     Net investment income is based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Operating revenues derived from any customer did not exceed 10% of consolidated operating revenues for the years ended December 31, 2010, 2009 and 2008. Substantially all of the Company's revenues originated in the United States.

18.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or estimated fair value less expected disposition costs. Income from discontinued real estate operations, net of income tax, was $12 million, $11 million and $13 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value of real estate related to discontinued operations was $4 million and $55 million at December 31, 2010 and 2009, respectively.

  OPERATIONS

  Reinsurance Group of America, Incorporated

     The following table presents the amounts related to the operations of RGA that have been reflected as discontinued operations (see Note 2) in the consolidated statements of operations:

-----------------------------------------------------------------------------------
                                                                      YEAR ENDED
                                                                  DECEMBER 31, 2008
                                                                  -----------------
Total revenues..................................................        $3,952
Total expenses..................................................         3,796
                                                                        ------
Income before provision for income tax..........................           156
Provision for income tax........................................            53
                                                                        ------
Income from discontinued operations, net of income tax,
  attributable to Metropolitan Life Insurance Company...........           103
Income from discontinued operations, net of income tax,
  attributable to noncontrolling interests......................            94
Loss in connection with the dividend of interests in subsidiary,
  net of income tax.............................................          (398)
                                                                        ------
Income (loss) from discontinued operations, net of income tax...        $ (201)
                                                                        ======



     The operations of RGA included direct policies and reinsurance agreements with Metropolitan Life Insurance Company and some of its subsidiaries. These agreements are generally terminable by either party upon 90 days written notice with respect to future new business. Agreements related to existing business generally are not terminable, unless the underlying policies terminate or are recaptured. These direct policies and reinsurance agreements do not constitute significant continuing involvement by the Company with RGA. Included in continuing operations in the Company's consolidated statements of operations are amounts related to these transactions, including ceded amounts that reduced premiums and fees by $117 million and ceded amounts that reduced policyholder benefits and claims by $90 million for the year ended December 31, 2008 that have not been eliminated as these transactions have continued after the RGA disposition.

19.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain of the agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2,700 million, $2,965 million and $2,839 million for the years ended December 31, 2010, 2009 and 2008, respectively. The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1,189 million, $1,074 million and $815 million for the years

                       METROPOLITAN LIFE INSURANCE COMPANY
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

          NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


ended December 31, 2010, 2009 and 2008, respectively, and were reimbursed to the Company by these affiliates. The aforementioned expenses and fees incurred with affiliates were comprised of the following:

                                                           YEARS ENDED DECEMBER 31,
                                                           ------------------------
                                                            2010     2009     2008
                                                           ------   ------   ------
                                                                 (IN MILLIONS)
Compensation.............................................  $1,770   $2,255   $2,172
Commissions..............................................     801      638      658
Volume-related costs.....................................    (269)    (284)    (309)
Professional services....................................     (18)      --       --
Rent.....................................................     (28)      --       --
Other....................................................    (745)    (718)    (497)
                                                           ------   ------   ------
  Total other expenses...................................  $1,511   $1,891   $2,024
                                                           ======   ======   ======



     Revenues received from affiliates related to these agreements were recorded as follows:

                                                                 YEARS ENDED DECEMBER
                                                                          31,
                                                                ----------------------
                                                                2010       2009   2008
                                                                ----       ----   ----
                                                                     (IN MILLIONS)
Universal life and investment-type product policy fees...        $84        $55    $16
Other revenues...........................................        $34        $22    $17


     The Company had net payables to affiliates of $243 million and $205 million at December 31, 2010 and 2009, respectively, related to the items discussed above. These payables exclude affiliated reinsurance balances discussed in Note
9. See Notes 3, 8 and 11 for discussion of additional related party transactions.

20.  SUBSEQUENT EVENTS

  CREDIT FACILITY

     On February 1, 2011, MetLife, Inc. entered into a committed facility with a third-party bank to provide letters of credit for the benefit of Missouri Reinsurance (Barbados) Inc. ("MoRe"), a captive reinsurance subsidiary, to address its short-term solvency needs based on guidance from the regulator. This one-year facility provides for the issuance of letters of credit in amounts up to $350 million. Under the facility, a letter of credit for $250 million was issued on February 2, 2011 and increased to $295 million on February 23, 2011, which management believes satisfies MoRe's solvency requirements.

New England Variable Life Separate Account

                            PART C OTHER INFORMATION

ITEM 26. EXHIBITS

   (a)        January 31, 1983 Resolution of the Board of Directors of NEVLICO 4
   (b)        None
   (c) (i)    Distribution Agreement between NEVLICO and NELESCO 5
       (ii)   Form of Contract between NELICO and its General Agents 4
       (iii)  Form of contract between NELICO and its Agents 5
       (iv)   Commission Schedule for Policies 13
       (v)    Form of contract among NES, NELICO and other broker dealers 3
       (vi)   Forms of Selling Agreement 20
       (vii)  Form of Retail Sales Agreement 24
       (viii) Enterprise Sales Agreement between MetLife Investors Distribution
              Company and Broker Dealers dated February 2010
   (d) (i)    Specimen of Policy 6
       (ii)   Additional Specimen of Policy 13
       (iii)  Riders and Endorsements 6
       (iv)   Rider: Waiver of Monthly Deduction 7
       (v)    Temporary Term Rider 8
       (vi)   Exclusion from Benefits Riders 11
       (vii)  Endorsement - Unisex rates 4
       (viii) Extended Maturity Rider 12
       (ix)   Additional Extended Maturity Endorsement, Level Term Rider and
              Change Endorsement 13
   (e) (i)    Specimens of Application for Policy 6
       (ii)   Additional Application for Policy 8
       (iii)  Enterprise Application for Policy 20
       (iv)   Updated Enterprise Application for Policy 22
   (f) (i)    Amended and restated Articles of Organization of NELICO 2
       (ii)   Amendments to Amended and restated Articles of Organization 9
       (iii)  Amended and restated By-Laws of NELICO 16
   (g)        Reinsurance Agreements 19
   (h) (i)    Participation Agreement among Variable Insurance Products Fund,
              Fidelity Distributors Corporation and New England Variable Life
              Insurance Company 5
       (ii)   Amendment No. 1 to Participation Agreement among Variable
              Insurance Products Fund, Fidelity Distributors Corporation and New
              England Variable Life Insurance Company 1
       (iii)  Participation Agreement among Metropolitan Series Fund, Inc.,
              Metropolitan Life Insurance Company and New England Life Insurance
              Company 14
       (iv)   Amendment No. 2 to Participation Agreement among Variable
              Insurance Products Fund, Fidelity Distributors Corporation and New
              England Life Insurance Company 15
       (v)    Participation Agreement among Met Investors Series Trust, Met
              Investors Advisory Corp., Met Investors Distribution Company and
              New England Life Insurance Company 18

       (vi) Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company 17

       (vii) Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (8/31/2007) 27

       (viii) First Amendment to the Participation Agreement with the Met Investors Series Trust 29


       (ix) Amendment to Participation Agreement between American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Co. dated April 30, 2010. 31



       (x) Summary Prospectus Agreement between Fidelity Distributors Corporation and New England Life Insurance Co. dated April 30, 2010. 31


   (i)        None
   (j)        Net Worth Maintenance Agreement 24
   (k)        Opinion and Consent of Marie C. Swift, Esq. 21
   (l)        None
   (m)        None
   (n)        Consent of Independent Registered Public Accounting Firm
   (o)        None
   (p)        None
   (q) (i)    Notice of Withdrawal Right for Policies 1
       (ii)   Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-3(T)(b)(12)(iii) 25
       (iii)  Second Addendum to Consolidated Memorandum 10


   (r) (i)    Powers of Attorney 30



       (ii)   Power of Attorney of Anne M. Belden


   1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

   2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

   3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

   4 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

   5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

   6 Incorporated herein by reference to Post-Effective Amendment No. 3 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 24, 1998.

   7 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-46401, filed July 9, 1998.

   8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

   9 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

   10 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

   11 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed April 27, 1999.

   12 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed February 29, 2000.

   13 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed August 18, 2000.

   14 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

   15 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

   16 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

   17 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

   18 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

   19 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed on April 28, 2003.

   20 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed on April 28, 2004.

   21 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed on April 29, 2004.

   22 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 26, 2005.

   23 Incorporated herein by reference to Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

   24 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 26, 2006.

   25 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed

       April 19, 2007.

   26 Incorporated herein by reference to Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 19, 2007.

   27 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable Account's Form N-6 Registration Statement, File No. 333-73676, filed April 22, 2008.

   28 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 23, 2008.

   29 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Variable Account's Form N-6 Registration Statement, File No. 333-46401, filed April 23, 2009.


   30 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Variable Account's Form N-6 Registration Statement, File No. 333-103193, filed April 22, 2010.



   31 Incorporated herein by reference to Post-Effective Amendement No. 16 to the Variable Account's Registration Statement on Form N-6, File No. 333-46401, filed April 22, 2011.




ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal Business
Address                       Positions and Offices with Depositor
---------------------------   ------------------------------------
Michael K. Farrell ***        Chairman of the Board, President and Chief
                              Executive Officer and Director
Todd B. Katz ***              Director
Gene L. Lunman ****           Director
Louis J. Ragusa **            Director
Michael J. Vietri *****       Director
Catherine M. Richmond **      Director
Peter M. Carlson **           Director, Executive Vice President and Chief
                              Accounting Officer
Robert E. Sollmann, Jr.**     Executive Vice President
Alan C. Leland, Jr.*          Senior Vice President
Steven J. Goulart**           Senior Vice President and Treasurer
Brian Breneman **             Senior Vice President
William D. Cammarata ******   Senior Vice President
Anne M. Belden *****          Vice President  (Principal Financial Officer)


* The principal business address is MetLife, 501 Boylston Street, Boston, MA 02116.

** The principal business address is MetLife, 1095 Avenue of Americas New York, NY 10036

***  The principal office address is MetLife, 10 Park Avenue, Morristown, NJ
     07962

**** The principal office address is MetLife, 1300 Hall Boulevard, Bloomfield,
     CT 06002

***** The principal office address is MetLife, 177 South Commons Drive, Aurora,
     IL 60504

****** The principal office address is MetLife, 18210 Crane Nest Drive, Tampa,
     FL 33647

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT

The following list provides information regarding the entities under common control with the Depositor. The Depositor is a wholly-owned subsidiary of Metropolitan Life Insurance Company, which is organized under the laws of New York. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Depositor is organized under the laws of Massachusetts. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                                AS OF DECEMBER 31, 2010

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2010. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

      1. Federal Flood Certification Corp. (TX)

      2. MetLife Affiliated Insurance Agency LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     5.     Plaza Drive Properties, LLC (DE)

     6.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Chile Inversiones Limitada (Chile)- 87.98% is owned by MetLife, Inc., 12.01% is owned by Inversiones MetLife Holdco Dos Limitada and 0.01% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

G.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

H.    MetLife Securities, Inc. (DE)

I.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (TX)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

J.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

K.    MetLife Investors Insurance Company (MO)

L.    First MetLife Investors Insurance Company (NY)

M.    Walnut Street Securities, Inc. (MO)

N.    Newbury Insurance Company, Limited (Bermuda)

O.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

P.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Insurance Limited (United Kingdom)

      10.   MetLife Limited (United Kingdom)

      11. MetLife Insurance S.A./NV (Belgium) - 99.99999% of MetLife Insurance S.A./NV is owned by MetLife International Holdings, Inc. and 0.00001% by Natiloportem Holdings, Inc.

      12.   MetLife Services Limited (United Kingdom)

      13.   MetLife Europe R Limited (Ireland)

      14. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      15. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      16. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.


           (a) Met AFJP S.A. (Argentina) - 75.41% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife S.A., 19.59% is owned by MetLife Seguros de Vida S.A., 3.97% is held by Natiloportem Holdings, Inc. and 1.03% is held by MetLife Seguros de Retiro S.A.


      17.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., LTD. (Japan)

            c)    MetLife Limited (Hong Kong)

      18.   MetLife NC Limited (Ireland)

      19.   MetLife Europe Services Limited (Ireland)

      20.   MetLife International Limited, LLC (DE)

      21. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and .001% is owned by Natiloportem Holdings, Inc.

      22.   MetLife Ireland Holdings One Limited (Ireland)

            A. MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1) MetLife Services (Singapore) PTE Limited (Singapore)

                              2)    The Direct Call Centre PTY Limited
                                    (Australia)

                              3)    MetLife Investments PTY Limited (Australia)

                              4)    MetLife Insurance and Investment Trust
                                    (Australia) - MetLife Insurance and
                                    Investment Trust is a trust vehicle, the trustee of which is MetLife Investments PTY Limited ("MIPL"). MIPL is a wholly owned subsidiary of MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metropolitan Global Management, LLC and 1.29459% is owned by MetLife International Holdings, Inc.

                              1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2.    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d. MetLife Insurance Company of Korea Limited (South Korea)- 14.64% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC

      23. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

Q.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa) One Madison Investments (Cayco) Limited (Cayman Islands)- 99.99999% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company and 0.00001% by St. James Fleet Investments Two Limited.

      3. CRB Co., Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      4.    MLIC Asset Holdings II LLC (DE)

      5.    Thorngate, LLC (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   Metropolitan Marine Way Investments Limited (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong).

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   GenAmerica Financial, LLC (DE)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland - Pacific Palisades, LLC (CA)

      27. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      28.   Krisman, Inc. (MO)

      29.   Special Multi-Asset Receivables Trust (DE)

      30.   White Oak Royalty Company (OK)

      31.   500 Grant Street GP LLC (DE)

      32. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      33.   MetLife Canada/MetVie Canada (Canada)

      34.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 (i)   MetLife Associates LLC (DE)

      35.   Euro CL Investments LLC (DE)

      36.   MEX DF Properties, LLC (DE)

      37. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      38.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      39.   Housing Fund Manager, LLC (DE)


            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      40.   MLIC Asset Holdings, LLC (DE)

      41.   85 Broad Street Mezzanine LLC (DE)

            (a)   85 Broad Street LLC (DE)

      42.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            (a)   The Building at 575 Fifth LLC (DE)

      43. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      44. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

R.    MetLife Capital Trust IV (DE)

S. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)


      2. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      4.    Metropolitan Connecticut Properties Ventures, LLC (DE)

            a)    ML/VCC UT West Jordan, LLC (DE)

      5.    MetLife Canadian Property Ventures LLC (NY)

      6.    Euro TI Investments LLC (DE)

      7.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      8. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      9.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      10.   TIC European Real Estate LP, LLC (DE)

      11.   MetLife European Holdings, LLC (DE)

            a) MetLife Europe Limited (Ireland)

               i) MetLife Pension Trustees Limited (United Kingdom)

            b) MetLife Assurance Limited (United Kingdom)

      12.   Travelers International Investments Ltd. (Cayman Islands)

      13.   Euro TL Investments LLC (DE)

      14.   Corrigan TLP LLC (DE)

      15.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  i)    Panther Valley, Inc. (NJ)

      16. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      17.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      18.   TLA Holdings II LLC (DE)

      19.   TLA Holdings III LLC (DE)

      20. MetLife Greenstone Southeast Ventures, LLC (DE) - 95% of MetLife Greenstone Southeast Ventures, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC

            a.    MLGP Lakeside, LLC (DE)

T.    MetLife Reinsurance Company of South Carolina (SC)

U.    MetLife Investment Advisors Company, LLC (DE)

V.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

W.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           i)    MetLife Services East Private Limited (India)


           ii) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.


X.    SafeGuard Health Enterprises, Inc. (DE)

      1.   SafeGuard Dental Services, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

Y.    MetLife Capital Trust X (DE)

Z.    Cova Life Management Company (DE)

AA.   MetLife Reinsurance Company of Charleston (SC)

AB.   MetLife Reinsurance Company of Vermont (VT)

AC.   Delaware American Life Insurance Company (US)

      1.    GBN, LLC (US)

AD.   American Life Insurance Company (ALICO) (US)

      1.    ALICO Nagasaki Operation Yugen Kaisha (Japan)

      2.    Communication One Kabushiki Kaisha (Japan)

      3.    Financial Learning Kabushiki Kaisha (Japan)

      4. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      5.    A.I.G. Limited (Nigeria)

      6.    ALICO Limited (Nigeria)

      7.    American Life Limited (Nigeria)

      8. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 66.47% of American Life Insurance Company (Pakistan) Ltd. Is owned by ALICO and the remaining interests are owned by third parties.

      9.    American Life Hayat Sigorta A.S. (Turkey)

      10.   ALICO (Bulgaria) Zhivotozastrahovatelno Druzestvo EAD (Bulgaria)

      11. UBB - ALICO Zhivotozastrahovatelno Druzestvo AD (Bulgaria) - 40% of UBB-ALICO Zhivotozastrahovatelno Druzestvo is owned by ALICO and the remaining interests are owned by third parties.

      12.   Amcico Pojistovna A.S. (Czech Republic)

      13. Hellenic ALICO Life Insurance Company Ltd. (Cyprus) - 27.5% of Hellenic ALICO Life Insurance Company Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      14.   ALICO S.A. (France)

            a. ALICO Direct (France) - 50% of ALICO Direct is owned by ALICO S.A. and the remaining interests by AIG Europe, S.A.

            b.    ALICO Solutions S.A.S. (France)

      15. ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by ALICO and the remaining interests are owned by third parties.

      16. Hestis S.A. (France) - 66.06% of Hestis S.A. is owned by ALICO and the remaining interests are owned by third parties.

            a.    Hestis Courtage Sarl (France)

      17. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt (Hungary)

            a.    First Hungarian-American Insurance Agency Limited (Hungary)

      18.   ALICO Life International Limited (Ireland)

      19.   ALICO Isle of Man Limited (Isle of Man)

      20.   ALICO Italia S.p.A. (Italy)

            a. Agenvita S.r.L. (Italy) - 95% of Agenvita S.r.L. is owned by ALICO Italia S.p.A., the remaining 5% is owned by ALICO.

      21. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a.    Amplico Services Sp z.o.o. (Poland)

            b.    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c. AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      22. AIG Polska Towartzystwo Ubezpieczen S.A. (AIG PTU) (Poland) - 0.748% of AIG PTU is owned by ALICO and the remaining interests are owned by third parties.

      23.   ALICO Asigurari Romania S.A. (Romania)

            a. ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A.is owned by ALICO Asigurari Romania S.A. and .0252% is owned by AMPLICO Services Sp z.o.o.

      24.   International Investment Holding Company Limited (Russia)

      25.   ALICO European Holdings Limited (Ireland)

            a.    ZAO Master D (Russia)

                  i. ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      26.   ALICO Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)

      27.   AMSLICO poist'ovna ALICO a.s. (Slovakia)

            a.    ALICO Services Central Europe s.r.o. (Slovakia)

            b.    ALICO Funds Central Europe sprav.spol., a.s. (Slovakia)

      28. ALICO AIG Europe A.I.E. (Spain) - 50% of Alico AIG Europe A.I.E. is owned by ALICO and the remaining interests are owned by a third party.

      29.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      30.   ALICO Management Services Limited (United Kingdom)

      31.   ZEUS Aministration Services Limited (United Kingdom)

      32. ALICO Trustees (UK) Ltd. (UK) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interests are owned by International Technical and Advisory Services Limited.

      33.   PJSC ALICO Ukraine (Ukraine)

      34.   Borderland Investments Limited (USA-Delaware)

            a.    ALICO Hellas Single Member Limited Liability Company (Greece)

      35.   International Technical and Advisory Services Limited (USA-Delaware)

      36.   International Services Incorporated (Delaware)

      37.   ALICO Operations Inc. (USA-Delaware)

            a.    ALICO Asset Management Corp. (Japan)

      38. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      39. ALICO Compania de Suguros, S.A. (Argentina) - 90% of ALICO Compania de Suguros, S.A. is owned by ALICO and 10% by International Technical & Advisory Services.

      40. ALICO Colombia Seguros de Vida S.A. (Colombia) - 94.989811% of ALICO Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100030% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      41. Inversiones Interamericana S.A. (Chile) 99.99% of Inversiones Interamericana S.A. is owned by ALICO and .01% by International Technical & Advisory Services.

            a. Administradora de Fondos Para la Vivienda Intercajas S.A. (Chile) - 40% of Administradora De Fondos Para la Vivienda Intercajas S.A. is owned by Inversiones Interamericana S.A. and the remaining interests are owned by a third party.

            b.    La Interamericana Compania de Seguros de Vida S.A. (Chile)

            c. ALICO Costa Rica S.A. (Costa Rica) - 99.99% of ALICO Costa Rica S.A. is owned by Inversiones Interamericana S.A. and .01% by La Interamericana Compania de Seguros de Vida S.A.

            d. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by Inversiones Interamericana S.A. and the remaining interests by a third party.

                  i. Legagroup S.A. (Chile) - 99% is owned by Legal Chile and 1% is owned by a third party.

      42.   ALICO Mexico Compania de Seguros, S.A. de C.V. (Mexico)

      43.   ALICO Services, Inc. (Panama)

      44.   American Life and General Insurance Company (Trinidad & Tobago) Ltd.
            - 80.92373% of American Life and General Insurance Company (Trinidad & Tobago) Ltd. is owned by ALICO and the remaining interests are owned by a third party.

            a.    ALGICO Properties, Ltd. (Trinidad & Tobago)

      45. Inversiones Inversegven C.A. (Venezuela) - 50% of Inversiones Inversegven C.A. is owned by ALICO and the remaining interests are owned by a third party.

            a. Seguros Venezuela C.A. (Venezuela) - 92.797% of Seguros Venzuela C.A. is owned by Inversiones Inversegven C.A. and the remaining interests are owned by others.

                    i.  Sindicato El Trigal C.A. (Venzuela)

                   ii. Servicios Segveca C.A. (Venezuela) - 50% of Servicios Segveca C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

                  iii. Inversiones 601 C.A. (Venezuela) - 30% of Inversiones 601 C.A. is owned by Seguros Venezuela C.A. and the remaining interests are owned by a third party.

      46.   ALICO Compania de Seguros de Vida, S.A. (Uruguay)

      47. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by a third party.

      48.   Global Properties, Inc. (USA-Delaware)

      49.   Alpha Properties, Inc. (USA-Delaware)

      50.   Beta Properties, Inc. (USA-Delaware)

      51.   Delta Properties Japan, Inc. (USA-Delaware)

      52.   Epsilon Properties Japan, Inc.

      53.   Iris Properties, Inc. (USA-Delaware)

      54.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

                                        6



ITEM 29. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife maintains Directors' and Officers' Liability insurance coverage with limits of $400 million under which the Depositor and New England Securities Corporation, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered.

Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

     (a) New England Securities Corporation also serves as principal underwriter for:

     New England Variable Annuity Fund I
     New England Variable Annuity Separate Account
     New England Life Retirement Investment Account

     (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


            Name              Positions and Offices with Principal Underwriter
            ----              ------------------------------------------------
John J. Brett **              Chairman of the Board and President
Craig W. Markham *            Director and Chief Operating Officer
Margaret C. Fechtmann***      Director
Michael J. Vietri****         Director and Executive Vice President- Individual
                              Distribution
William J. Toppeta ***        Director
John G. Martinez *****        Vice President and Financial and Operations
                              Principal


Principal Business Address:

*    MetLife - 13045 Tesson Ferry Road, St. Louis, MO 63128


**   MetLife - 300 Davidson Avenue, Somerset, NJ 08873


***  MetLife- 1095 Avenue of Americas, New York, NY 10036

**** MetLife - 177 South Commons Drive, Aurora, IL 60504


***** MetLife - 501 Route 22, Bridgewater, NJ 08807



          (c)                 (2)                (3)
          (1)                 Net          Compensation on
        Name of           Underwriting    Events Occasioning       (4)            (5)
       Principal         Discounts And    The Deduction of a    Brokerage        Other
      Underwriter         Commissions    Deferred Sales Load   Commissions   Compensation
      -----------        -------------   -------------------   -----------   ------------
New England Securities
Corporation               $24,532,742             --                --            --



Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

     (c)  New England Securities Corporation
          1095 Avenue of the Americas
          New York, New York
          10036

ITEM 32. MANAGEMENT SERVICES

     Not applicable

ITEM 33. FEE REPRESENTATION

     New England Life Insurance Company hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this amended Registration Statement to be signed in the City of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2011.




                                      New England Variable Life Separate Account
                                             (Registrant)

                                      By: New England Life Insurance Company
                                             (Depositor)


                                      By: /s/ Marie C. Swift
                                          --------------------------------------
                                          Marie C. Swift, Esq.
                                          Vice President and Counsel

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, New England Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf in the City of Boston, and the Commonwealth of Massachusetts, on the 21st day of April, 2011.



                                        New England Life Insurance Company


                                        By: /s/ Marie C. Swift
                                            ------------------------------------
                                            Marie C. Swift, Esq.
                                            Vice President and Counsel


     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 21, 2011.





                 *                      Chairman of the Board, President and
-------------------------------------   Chief Executive Officer and Director
Michael K. Farrell


                 *                      Director
-------------------------------------
Todd B. Katz


                 *                      Director
-------------------------------------
Gene L. Lunman


                 *                      Director
-------------------------------------
Louis J. Raqusa


                 *                      Director
-------------------------------------
Catherine M. Richmond


                 *                      Executive Vice President and Chief
-------------------------------------   Accounting Officer and Director
Peter M. Carlson


                 *                      Director
-------------------------------------
Michael J. Vietri


                 *                      Vice President (Principal Financial
-------------------------------------   Officer)
Anne M. Belden


                                        By: /s/ John E. Connolly, Jr.
                                            ------------------------------------
                                            John E. Connolly, Jr., Esq.
                                            Attorney-in-fact


* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and to Post-Effective Amendment No. 16 to the Variable Account's Registration Statement on Form N-6, File No. 333-73676, filed April 23, 2010.

                                  EXHIBIT INDEX

(n)  Consent of Independent Registered Public Accounting Firm


(r)  Power of Attorney of Anne M. Belden